UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-3857



                         American Funds Insurance Series
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: December 31, 2004

                   Date of reporting period: December 31, 2004





                                 Chad L. Norton
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                               Julie Allecta, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                                55 Second Street
                               Twenty-Fourth Floor
                             San Francisco, CA 94105
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

AMERICAN FUNDS INSURANCE SERIES

[photo of fields]

TWO DECADES OF SERVING INVESTORS

Annual report for the year ended December 31, 2004

AMERICAN FUNDS INSURANCE SERIES(R) is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company. For more than seven decades, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

Investment portfolios                                              Page
Global Discovery Fund                                                22
Global Growth Fund                                                   25
Global Small Capitalization Fund                                     28
Growth Fund                                                          32
International Fund                                                   35
New World Fund                                                       38
Blue Chip Income and Growth Fund                                     42
Growth-Income Fund                                                   45
Asset Allocation Fund                                                48
Bond Fund                                                            52
High-Income Bond Fund                                                56
U.S. Government/AAA-Rated Securities Fund                            60
Cash Management Fund                                                 63

Beginning with this report, summary portfolios, approved under rules adopted by the U.S. Securities and Exchange Commission (SEC) this year, will replace the complete listings of portfolio holdings used in previous shareholder reports (with the exception of Cash Management Fund, which shows a complete listing of its portfolio holdings). These summary portfolios are designed to streamline the report and help investors better focus on the funds' principal holdings. Each summary portfolio includes the respective fund's 50 largest unaffiliated holdings and investments of any unaffiliated issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. A complete listing of portfolio holdings for each fund in the series is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the SEC website at www.sec.gov.

This report shows investment results for Class 1, Class 2 and Class 3 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series' plans of distribution. Results discussed in the letter to investors are for Class 2 shares. The mountain charts on pages 2-13 illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund, which is managed to provide preservation of principal) over the past 10 years -- or lifetime of the fund, if shorter than 10 years. The mountain charts reflect results for Class 2 shares. The investment results tables show the average annual total returns over various periods for Class 1, Class 2 and Class 3 shares. The variable annuities and life insurance contracts that use the series' funds contain certain fees and expenses not reflected here. The series' investment adviser is waiving a portion of management fees. Investment results shown reflect the waiver. Please see the Financial Highlights table in this report or in the series' prospectus for details.

INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM/AFIS.HTML. FOR MONTH-END RESULTS AND INFORMATION ABOUT YOUR INSURANCE CONTRACT, PLEASE GO TO THE WEBSITE FOR THE COMPANY THAT ISSUED YOUR CONTRACT.

Investments outside the United States, especially those in developing countries, involve additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Small-company stocks involve additional risks, and they can fluctuate in price more than larger company stocks. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-income bonds are subject to greater fluctuations in value and risk of loss of income and principal. The market indexes shown in this report are unmanaged and do not reflect sales charges, commissions or expenses.

FELLOW INVESTORS:

[photo of fields]

We are pleased to report that every fund in American Funds Insurance Series increased in value during the year ended December 31, 2004, the second consecutive year that all investment options in the series gained ground.

Equity funds, especially those with holdings in the energy sector or which had invested a substantial portion of their assets outside the United States, fared well as oil prices rose and the dollar lost value. Bond funds gained ground despite the Federal Reserve Board boosting short-term interest rates and fears that rising oil prices would translate into higher inflation.

While 2004 was a positive year for the stock and bond markets overall, it wasn't smooth sailing. Uncertainty caused by the tight U.S. presidential election and the ongoing war in Iraq impacted the markets throughout most of the year. The stock market advanced early in 2004, but when oil prices began rising, the gains slipped away. At its low point in the summer, the broad market, as measured by Standard & Poor's 500 Composite Index, had declined 3.5% for the year. But by late October, oil prices began to decline and the market began to rally. By the end of December, the S&P 500 had made up all the ground it lost earlier in the year and gained 10.9% for the 12-month period.

Technology stocks, which led the market's rally in 2003, did not fare as well during 2004. The NASDAQ Composite Index, home to many of the nation's technology companies, rose 8.6% after gaining 50.0% the previous year. Other industries, such as banking, insurance and wireless telecommunication, enjoyed a positive year, but the energy sector, notably oil companies and utilities, provided the biggest boost to the market during 2004.

Many large, well-established, dividend-paying companies that compose the majority of holdings in some of our funds, had a positive year in 2004, but they still haven't shown the strength we expected after the three-year bear market that ended in 2002. However, small-cap stocks, as measured by the S&P/Citigroup Global Smallcap Index, had another strong year, gaining 25.6%, far outpacing the broader market.

Bond investors also experienced a turbulent year as prices rose, fell and rose again. After gaining ground early in the year, bond prices reversed course as the Fed pushed short-term interest rates higher and oil prices briefly topped $55 a barrel. When the sharp increase in oil prices did not spark widespread problems, concerns that inflation was gathering steam began to diminish. With fear of inflation receding, the Fed's actions on short-term rates had little influence on long-term rates. In fact, the yield on the bellwether 10-year U.S. Treasury bond ended the year almost exactly where it began. In this seesaw environment, the bond market, as measured by the Citigroup Broad Investment Grade (BIG) Bond Index, gained 4.5%. The Credit Suisse First Boston High Yield Bond Index rose 12.0%.

Markets outside the United States posted strong gains, especially when measured in dollars. The MSCI EAFE(R) (Europe, Australasia, Far East) Index gained 20.7%. In Japan, the Nikkei 225 Stock Average rose 12.8% when measured in dollars but 8.6% in yen. In Germany, the DAX Index gained 16.8% when measured in dollars and 7.3% in euros. Over the course of the year, the euro gained 7.9% against the dollar and the yen gained 4.5%, boosting the value of overseas investments when translated into U.S. currency.

We expect the year ahead, much like the year just ended, to be one marked with economic and political crosscurrents. The Chinese economy, which has been an engine of global growth, is not expanding as rapidly as in recent years, and the immediate future of Iraq remains unclear. The U.S. economy, however, appears healthy. In this environment, we will continue to rely on fundamental global research to find good investment opportunities and build our portfolios one security at a time.

We look forward to reporting to you again in six months.

Cordially,

/s/ James K. Dunton                 /s/ Donald D. O'Neal
----------------------------        ----------------------------
James K. Dunton                     Donald D. O'Neal
Chairman of the Board               President

February 4, 2005


GLOBAL DISCOVERY FUND

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. UNIT PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM/AFIS.HTML. FOR MONTH-END RESULTS AND INFORMATION ABOUT YOUR INSURANCE CONTRACT, PLEASE GO TO THE WEBSITE FOR THE COMPANY THAT ISSUED YOUR CONTRACT.

GLOBAL DISCOVERY FUND gained 10.4% in 2004, compared to a 10.9% gain in the S&P 500 and a 13.1% gain in the Global Service and Information Index.(2)

The fund benefited from strong economies in the United States and Asia. Japan -- the largest single country concentration of assets (5.9%) outside the United States -- continued to emerge from its 13-year slump. The Nikkei 225 Stock Average gained 12.8% when measured in U.S. dollars.

The fund's significant holdings in Asia (12.4%) and Europe (13.4%) were helped by the weakness of the U.S. dollar. The euro gained 7.9% against the dollar, and the yen gained 4.5%.

Many of the fund's holdings in wireless telecommunication services and Internet software and services companies provided a major boost to its return in 2004. The fund's investments in insurance and semiconductor companies, as well as its cash position, were a drag on its return.

Where the fund's assets were invested based on total net assets as of December 31, 2004


[begin pie chart]
The Americas                   53.1%
Europe                         13.4
Asia/Pacific Basin             12.4
Cash & equivalents             21.1
[end pie chart]


The Americas
United States                         51.8%
Mexico                                 1.3
                                      53.1

Europe
Netherlands                            3.9
United Kingdom                         3.1
France                                 2.5
Spain                                  1.7
Germany                                 .6
Switzerland                             .6
Austria                                 .5
Other                                   .5
                                      13.4

Asia/Pacific Basin
Japan                                  5.9
South Korea                            1.7
Singapore                              1.2
Indonesia                              1.2
Taiwan                                  .7
Australia                               .6
Other                                  1.1
                                      12.4

Cash & equivalents                    21.1
Total                                100.0%


LARGEST INDIVIDUAL EQUITY SECURITIES                      Percent of net assets

IAC/InterActiveCorp                                                2.1%
First Data                                                         1.9
KPN                                                                1.9
Citigroup                                                          1.9
Liberty Media                                                      1.7
Time Warner                                                        1.7
Best Buy                                                           1.7
NHN                                                                1.7
American International Group                                       1.6
Lowe's Companies                                                   1.5


[begin mountain chart]

MONTH           GLOBAL           GLOBAL        S&P 500
ENDED           DISCOVERY        SERVICE &     INDEX WITH   CONSUMER
                FUND,            INFORMATION   DIVIDENDS    PRICE
                CLASS 2          INDEX (2)     REINVESTED   INDEX (1)
7/5/01          $10,000          $10,000       $10,000      $10,000
9/30/01           8,310            8,196         8,569       10,017
12/31/01          9,329            9,163         9,485        9,927
3/31/02           9,429            8,989         9,511       10,045
6/30/02           8,256            7,843         8,237       10,107
9/30/02           6,801            6,237         6,815       10,169
12/31/02          7,307            6,877         7,389       10,163
3/31/03           7,156            6,552         7,157       10,348
6/30/03           8,466            7,848         8,258       10,320
9/30/03           9,021            8,260         8,476       10,404
12/31/03         10,019            9,361         9,508       10,354
3/31/04          10,382            9,640         9,668       10,528
6/30/04          10,360            9,578         9,835       10,657
9/30/04          10,057            9,372         9,651       10,669
12/31/04         11,064           10,589        10,541       10,691

[end mountain chart]


Average annual total returns based on a $1,000 investment for
periods ended December 31, 2004                                     Class 1          Class 2

1 year                                                              +10.72%          +10.43%
Lifetime (since 7/5/01)                                              +3.20            +2.94

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly.

The series' investment adviser is waiving a portion of management fees. Investment results shown reflect the waiver.

(1) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

(2) Subset of MSCI World Index and a market-capitalization weighted index that measures the returns of services and information industries in stock markets in 23 developed countries. The index, which is 70% U.S. weighted, consists specifically of services and information industries that together represent 60% of the MSCI World Index.


GLOBAL GROWTH FUND

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. UNIT PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM/AFIS.HTML. FOR MONTH-END RESULTS AND INFORMATION ABOUT YOUR INSURANCE CONTRACT, PLEASE GO TO THE WEBSITE FOR THE COMPANY THAT ISSUED YOUR CONTRACT.

GLOBAL GROWTH FUND gained 13.5% in 2004, trailing the MSCI World Index, which rose 15.2%. (Please see the table at bottom left for the fund's longer term results.)

Equity markets around the world picked up steam in the latter half of 2004, ending the year on a high note. The S&P 500 gained 10.9% for the year, while Japan's Nikkei 225 Stock Average gained 12.8% when measured in U.S. dollars. Investments in Japanese companies represented the second-largest single country concentration with 12.0% of the fund's assets. The United States, with 24.3%, was first.

The decline of the U.S. dollar continued to benefit the fund's European holdings. Germany's DAX gained 16.8% and London's FTSE 100 rose 19.9% for the year when measured in U.S. dollars.

The fund's results were strengthened by its holdings in its top two industries: commercial banks and diversified telecommunication services. Investments in semiconductors and semiconductor equipment, as well as the fund's cash position, hindered results.

Where the fund's assets were invested based on total net assets as of December 31, 2004

[begin pie chart]
Europe                   33.1%
The Americas             30.6
Asia/Pacific Basin       20.7
Other countries            .4
Cash & equivalents       15.2
[end pie chart]


Europe
United Kingdom                         8.3%
France                                 4.9
Germany                                3.7
Netherlands                            3.4
Switzerland                            3.0
Austria                                2.3
Spain                                  1.9
Norway                                 1.6
Belgium                                1.1
Italy                                  1.1
Denmark                                1.0
Ireland                                 .7
Finland                                 .1
                                      33.1

The Americas
United States                         24.3
Canada                                 3.8
Mexico                                 1.8
Brazil                                  .7
                                      30.6

Asia/Pacific Basin
Japan                                 12.0
South Korea                            3.2
Taiwan                                 2.2
India                                  1.1
China                                  1.0
Australia                               .9
Singapore                               .3
                                      20.7

Other countries                         .4

Cash & equivalents                    15.2
Total                                100.0%


LARGEST INDIVIDUAL EQUITY SECURITIES                     Percent of net assets

Societe Generale                                                          2.0%
Vodafone                                                                  2.0
Telekom Austria                                                           1.7
Time Warner                                                               1.7
Telefonica                                                                1.5
UFJ Holdings                                                              1.5
KPN                                                                       1.5
News Corp.                                                                1.5
HSBC Holdings                                                             1.4
Toyota Motor                                                              1.4


[begin mountain chart]

MONTH            GLOBAL GROWTH          MSCI WORLD             CONSUMER PRICE
ENDED            FUND, CLASS 2          INDEX                  INDEX *
04/30/97         $10,000                $10,000                $10,000
06/30/97         $10,650                $11,150                $10,006
12/31/97         $10,834                $11,209                $10,069
06/30/98         $12,880                $13,098                $10,175
12/31/98         $13,948                $13,988                $10,231
06/30/99         $16,631                $15,203                $10,375
12/31/99         $23,666                $17,532                $10,506
06/30/00         $24,145                $17,109                $10,762
12/31/00         $19,200                $15,267                $10,861
06/30/01         $17,652                $13,686                $11,111
12/31/01         $16,471                $12,745                $11,030
06/30/02         $15,153                $11,649                $11,230
12/31/02         $14,060                $10,254                $11,292
6/30/2003        $15,564                $11,429                $11,467
12/31/2003       $19,019                $13,717                $11,504
6/30/2004        $19,567                $14,236                $11,841
12/31/2004       $21,584                $15,808                $11,879

[end mountain chart]

Average annual total returns based on a $1,000 investment for
periods ended December 31, 2004                                     Class 1          Class 2

1 year                                                              +13.80%          +13.49%
5 years                                                              -1.59            -1.82
Lifetime (since 4/30/97)                                            +10.82           +10.55

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly.

The series' investment adviser is waiving a portion of management fees. Investment results shown reflect the waiver.

 *Computed from data supplied by the U.S. Department of Labor, Bureau of Labor
                                  Statistics.


GLOBAL SMALL CAPITALIZATION FUND

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. UNIT PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM/AFIS.HTML. FOR MONTH-END RESULTS AND INFORMATION ABOUT YOUR INSURANCE CONTRACT, PLEASE GO TO THE WEBSITE FOR THE COMPANY THAT ISSUED YOUR CONTRACT.

GLOBAL SMALL CAPITALIZATION FUND had the strongest return of any fund in the American Funds Insurance Series, gaining 20.9% in 2004. Even so, the fund lagged its benchmark, the S&P/Citigroup Global Smallcap Index, which rose 25.6%. (Please see the table at bottom right for the fund's longer term results.)

The year began on a high note and then waned as investors became concerned about the slowing growth rate in China, rising oil prices, inflation and the uncertainty regarding the outcome of the U.S. presidential election. However, the latter half of 2004 witnessed strong results in equity markets around the world as the U.S. economy continued to grow.

Non-U.S. stocks continued to lead the way, bolstered by the strength of local currencies versus the declining value of the U.S. dollar; they represented 54.0% of the fund's holdings at year-end.

The fund's  investments in oil and gas and  commercial  banks made the strongest
contributions  to  the  fund's  return.   Internet  software  and  services  and
semiconductors and semiconductor equipment holdings did not fare as well.

Where the fund's assets were invested based on total net assets as of December 31, 2004

[begin pie chart]
The Americas                47.7%
Asia/Pacific Basin          27.6
Europe                      17.4
Cash & equivalents           7.3
[end pie chart]

The Americas
United States                         38.7%
Canada                                 8.0
Brazil                                 1.0
                                      47.7

Asia/Pacific Basin
South Korea                            8.7
India                                  4.7
Japan                                  3.5
Hong Kong                              2.9
Australia                              2.2
China                                  1.7
Taiwan                                 1.3
Thailand                               1.0
Singapore                               .6
Other                                  1.0
                                      27.6

Europe
United Kingdom                         6.6
Netherlands                            2.0
Germany                                1.9
Switzerland                            1.9
Finland                                1.2
Ireland                                1.0
Greece                                  .9
Norway                                  .9
Other                                  1.0
                                      17.4

Cash & equivalents                     7.3
Total                                100.0%


Largest individual equity securities                    Percent of net assets

Ask Jeeves                                                      2.1%
CNET Networks                                                   2.0
Lions Gate Entertainment                                        1.6
Kingboard Chemical Holdings                                     1.5
Kumho Industrial                                                1.4
NETeller                                                        1.3
Pantaloon Retail                                                1.3
First Calgary Petroleums                                        1.3
Mentor Graphics                                                 1.3
Eyetech Pharmaceuticals                                         1.2


[begin mountain chart]

MONTH           GLOBAL SMALL           S&P/CITIGROUP            CONSUMER
ENDED           CAPITALIZATION         WORLD SMALLCAP           PRICE
                FUND, CLASS 2          INDEX                    INDEX *
04/30/98        $10,000                $10,000                  $10,000
06/30/98        $ 9,543                $ 9,536                  $10,031
12/31/98        $10,247                $ 8,901                  $10,086
06/30/99        $13,983                $ 9,927                  $10,228
12/31/99        $19,609                $10,892                  $10,357
06/30/00        $20,070                $11,402                  $10,609
12/31/00        $16,368                $10,375                  $10,708
06/30/01        $15,445                $10,620                  $10,954
12/31/01        $14,265                $ 9,939                  $10,874
06/30/02        $13,787                $10,249                  $11,071
12/31/02        $11,547                $ 8,832                  $11,132
6/30/03         $13,661                $10,521                  $11,305
12/31/03        $17,728                $13,545                  $11,342
6/30/2004       $18,811                $14,732                  $11,674
12/31/2004      $21,430                $17,010                  $11,711

[end mountain chart]


Average annual total returns based on a $1,000 investment for
periods ended December 31, 2004                                     Class 1          Class 2

1 year                                                              +21.13%          +20.88%
5 years                                                              +2.04            +1.79
Lifetime (since 4/30/98)                                            +12.37           +12.10

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly.

The series' investment adviser is waiving a portion of management fees. Investment results shown reflect the waiver.

 *Computed from data supplied by the U.S. Department of Labor, Bureau of Labor
                                  Statistics.


GROWTH FUND

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. UNIT PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM/AFIS.HTML. FOR MONTH-END RESULTS AND INFORMATION ABOUT YOUR INSURANCE CONTRACT, PLEASE GO TO THE WEBSITE FOR THE COMPANY THAT ISSUED YOUR CONTRACT.

GROWTH FUND gained a solid 12.5% in 2004, outpacing its benchmark, the S&P 500, which rose 10.9% for the year. The fund has bested the S&P 500 over both five- and 10-year periods ended December 31, 2004. (Please see the table at bottom left for the fund's longer term results.)

One of the most significant economic developments of 2004 was the sharp rise in oil prices. Despite these high prices and the uncertainty of the U.S. presidential election, the U.S. economy continued to grow.

As anticipated, the Federal Reserve Board raised the federal funds rate five times during the year, bringing the target rate to 2.25%. Long-term interest rates fluctuated throughout the year, but ended low, alleviating inflation fears.

Oil and gas and energy equipment and services companies were bolstered by the sharply rising oil prices during the fiscal year. The fund was also helped by investments in specialty retail and hotels, restaurants and leisure, while media companies posted mixed results for the year.

The fund's investments in semiconductors and semiconductor equipment and pharmaceutical companies finished the year with weak returns.

Where the fund's assets were invested based on total net assets as of December 31, 2004

[begin pie chart]
Consumer discretionary                 22.3%
Information technology                 16.5
Energy                                 12.2
Health care                            10.0
Industrials                             7.2
Other industries                       23.2
Cash & equivalents                      8.6
[end pie chart]

Largest individual equity securities                     Percent of net assets

Time Warner                                                          3.0%
Altria Group                                                         2.8
IAC/InterActiveCorp                                                  2.4
Vodafone                                                             1.9
Carnival Corp.                                                       1.8
Target                                                               1.7
Tyco                                                                 1.7
Sanofi-Aventis                                                       1.7
Yahoo!                                                               1.7
News Corp.                                                           1.6


[begin mountain chart]

YEAR ENDED              GROWTH FUND,          S&P 500          CONSUMER PRICE
DEC. 31                 CLASS 2               INDEX            INDEX *
12/31/94                $10,000               $10,000          $10,000
12/31/95                $13,290               $13,753          $10,254
12/31/96                $15,027               $16,909          $10,595
12/31/97                $19,504               $22,548          $10,775
12/31/98                $26,377               $28,992          $10,949
12/31/99                $41,484               $35,091          $11,242
12/31/00                $43,339               $31,897          $11,623
12/31/01                $35,473               $28,109          $11,804
12/31/02                $26,798               $21,899          $12,084
12/31/03                $36,662               $28,177          $12,311
12/31/04                $41,243               $31,241          $12,712

[end mountain chart]

Average annual total returns based on a $1,000 investment for
periods ended December 31, 2004                                     Class 1          Class 2           Class 3

1 year                                                              +12.75%          +12.50%           +12.56%
5 years                                                              +0.13           - 0.12             -0.05
10 years                                                            +15.50           +15.22            +15.30
Lifetime (since 2/8/84)                                             +14.88           +14.57            +14.68

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly.

The series' investment adviser is waiving a portion of management fees. Investment results shown reflect the waiver.

 *Computed from data supplied by the U.S. Department of Labor, Bureau of Labor
                                  Statistics.


INTERNATIONAL FUND

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. UNIT PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM/AFIS.HTML. FOR MONTH-END RESULTS AND INFORMATION ABOUT YOUR INSURANCE CONTRACT, PLEASE GO TO THE WEBSITE FOR THE COMPANY THAT ISSUED YOUR CONTRACT.

INTERNATIONAL FUND gained 19.3% in 2004, just shy of the MSCI EAFE(R) (Europe, Australasia, Far East) Index's 20.7% rise. (Please see the table at bottom right for the fund's longer term results.)

The U.S., Japanese and Chinese economies expanded, spurring strong results throughout the world. Japan, the fund's largest single country concentration (15.5%), finished the year strong: The Nikkei 225 Stock Average rose 12.8% when measured in U.S. dollars. In China, despite a somewhat cooled expansion, strong demand for oil and natural resources continued to help fuel growth in commodity-producing countries.

Bolstered by the strength of local currencies versus the declining value of the dollar, the fund benefited from its investments in Europe, where the largest area of concentration of assets was held at year-end (43.4%). Germany's DAX gained 16.8% and London's FTSE 100 rose 19.9% for the year when measured in U.S. dollars. In Austria, bank holdings continued to shine.

The fund was held back by its investments in pharmaceutical companies and its cash position.

Where the fund's assets were invested based on total net assets as of December 31, 2004

[begin pie chart
Europe                 43.4%
Asia/Pacific Basin     31.7
The Americas            9.3
Other countries         1.2
Cash & equivalents     14.4
[end pie chart]


Europe
United Kingdom                         9.0%
France                                 6.8
Netherlands                            5.8
Germany                                4.0
Switzerland                            3.9
Norway                                 3.1
Spain                                  3.0
Austria                                2.6
Denmark                                1.7
Belgium                                1.1
Sweden                                  .9
Other                                  1.5
                                      43.4

Asia/Pacific Basin
Japan                                 15.5
India                                  4.2
South Korea                            3.4
Australia                              3.0
Taiwan                                 2.4
China                                  1.1
Malaysia                                .7
Thailand                                .6
Indonesia                               .6
Hong Kong                               .2
                                      31.7

The Americas
Canada                                 4.7
Mexico                                 2.0
Brazil                                 1.9
United States                           .7
                                       9.3

Other countries
South Africa                            .6
Polynational                            .6
                                       1.2

Cash & equivalents                    14.4
Total                                100.0%

Largest individual equity securities                     Percent of net assets

Telekom Austria                                                           2.6%
Richemont                                                                 2.0
UFJ Holdings                                                              1.8
Sanofi-Aventis                                                            1.8
KPN                                                                       1.8
CVRD                                                                      1.4
Novo Nordisk                                                              1.3
Telefonica                                                                1.3
France Telecom                                                            1.3
Husky Energy                                                              1.2


[begin mountain chart]

YEAR ENDED         INTERNATIONAL                             CONSUMER PRICE
DEC. 31            FUND, CLASS 2         MSCI EAFE (1)       INDEX (2)
12/31/94           $10,000               $10,000             $10,000
12/31/95           $11,238               $11,155             $10,254
12/31/96           $13,174               $11,865             $10,595
12/31/97           $14,335               $12,109             $10,775
12/31/98           $17,335               $14,571             $10,949
12/31/99           $30,504               $18,549             $11,242
12/31/00           $23,775               $15,960             $11,623
12/31/01           $19,047               $12,575             $11,804
12/31/02           $16,220               $10,606             $12,084
12/31/03           $21,872               $14,760             $12,311
12/31/04           $26,098               $17,815             $12,712

[end mountain chart]


Average annual total returns based on a $1,000 investment for
periods ended December 31, 2004                                     Class 1          Class 2           Class 3

1 year                                                              +19.66%          +19.32%           +19.48%
5 years                                                              -2.83            -3.07             -3.00
10 years                                                            +10.34           +10.07            +10.15
Lifetime (since 5/1/90)                                              +9.68            +9.40             +9.49

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly.

The series' investment adviser is waiving a portion of management fees. Investment results shown reflect the waiver.

(1)  MSCI EAFE (Europe, Australasia, Far East) Index.

(2) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.


NEW WORLD FUND

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. UNIT PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM/AFIS.HTML. FOR MONTH-END RESULTS AND INFORMATION ABOUT YOUR INSURANCE CONTRACT, PLEASE GO TO THE WEBSITE FOR THE COMPANY THAT ISSUED YOUR CONTRACT.

NEW WORLD FUND rose 18.8% in 2004, surpassing the MSCI All Country World Index, which gained 15.8% for the year. During the past five years, New World Fund has earned an average annual total return of 5.5%, while the MSCI All Country World Index lost an average of 1.8% annually.

The huge demand for raw materials and energy (propelled by growth in China) drove commodity prices, such as oil, up dramatically during the year. While this was beneficial to countries in the developing world, such as Brazil with its substantial number of construction-material companies, and to oil-exporting countries like Russia, the effect of higher commodity prices was generally detrimental to stock prices in the developed world. U.S. stocks posted modest gains for the year compared to European stocks, which did somewhat better, bolstered by the strength of local currencies versus the declining U.S. dollar.

Eastern  Europe had some of the biggest gains this year; the fund benefited from
its  bank   holdings   in  this   region.   Investments   in  oil  and  gas  and
telecommunication services companies were generally positive.

Where the fund's assets were invested based on total net assets as of December 31, 2004

[begin pie chart]
Asia/Pacific Basin               32.4%
The Americas                     31.0
Europe                           22.4
Other countries                   2.7
Cash & equivalents               11.5
[end pie chart]


Asia/Pacific Basin
India                                  9.8%
South Korea                            5.9
Japan                                  3.4
Taiwan                                 3.3
Philippines                            2.1
Hong Kong                              2.0
Indonesia                              1.9
Malaysia                               1.4
China                                  1.3
Singapore                               .6
Thailand                                .7
                                      32.4

The Americas
United States                          9.9
Brazil                                 9.0
Mexico                                 7.9
Panama                                 1.4
Peru                                    .9
Canada                                  .8
Colombia                                .7
Other                                   .4
                                      31.0

Europe
Hungary                                3.6
Russia                                 2.7
United Kingdom                         2.4
Spain                                  2.2
Turkey                                 1.6
Poland                                 1.4
Norway                                 1.3
Sweden                                 1.2
Austria                                1.1
Netherlands                             .9
Portugal                                .9
Denmark                                 .7
Switzerland                             .7
France                                  .7
Other                                  1.0
                                      22.4

Other countries
South Africa                           1.5
Israel                                 1.2
                                       2.7

Cash & equivalents                    11.5
Total                                100.0%

Largest individual equity securitiesPercent of net assets

Housing Development Finance                                               1.8%
Daelim Industrial                                                         1.7
CVRD                                                                      1.6
Bharat Heavy Electricals                                                  1.5
OTP Bank                                                                  1.5
MOL Magyar Olaj- es Gazipari                                              1.3
Bank Rakyat                                                               1.2
Votorantim Celulose e Papel                                               1.2
Ranbaxy Laboratories                                                      1.2
Gas Natural SDG                                                           1.1


[begin mountain chart]

MONTH ENDED         NEW WORLD FUND,       MSCI AC WORLD         CONSUMER PRICE
                    CLASS 2               INDEX (2)             INDEX (1)
06/17/99            $10,000               $10,000               $10,000
06/30/99            $10,030               $10,000               $10,000
12/31/99            $11,835               $11,548               $10,126
06/30/00            $11,638               $11,237               $10,373
12/31/00            $10,332               $ 9,938               $10,469
06/30/01            $10,340               $ 8,951               $10,710
12/31/01            $ 9,898               $ 8,357               $10,632
06/30/02            $10,044               $ 7,678               $10,824
12/31/02            $ 9,338               $ 6,771               $10,884
06/30/03            $10,449               $ 7,558               $11,053
12/31/03            $12,996               $ 9,116               $11,089
06/30/04            $13,216               $ 9,442               $11,414
12/31/04            $15,439               $10,552               $11,450

[end mountain chart]

Average annual total returns based on a $1,000 investment for
periods ended December 31, 2004                                     Class 1          Class 2

1 year                                                              +19.07%          +18.80%
5 years                                                              +5.72            +5.46
Lifetime (since 6/17/99)                                             +8.42            +8.15

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly.

The series' investment adviser is waiving a portion of management fees. Investment results shown reflect the waiver.

(1) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

(2)  MSCI All Country World Index.


BLUE CHIP INCOME AND GROWTH FUND

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. UNIT PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM/AFIS.HTML. FOR MONTH-END RESULTS AND INFORMATION ABOUT YOUR INSURANCE CONTRACT, PLEASE GO TO THE WEBSITE FOR THE COMPANY THAT ISSUED YOUR CONTRACT.

BLUE CHIP INCOME AND GROWTH FUND gained 9.7% during 2004, trailing the S&P 500, which rose 10.9%.

The fund is designed to have at least 90% of its assets invested in high-quality equities at all times. Because it was launched about midway through the three-year downturn, it was in a position to benefit from the subsequent rally.

Many of the fund's so-called blue chip stocks lag their small-cap counterparts in the early stages of a market recovery but gain momentum in the later stages. Overall, the stocks of these companies, while generally faring well, have yet to show the strength we expected. We continue to believe, however, that these companies, which represent the majority of the fund's holdings, will do well.

Rising oil prices boosted the stock prices of oil and energy companies. Fund results were helped by these investments, as well as its banking holdings. Investments in pharmaceutical and insurance companies, as well as the fund's cash position, hindered results.

Where the fund's assets were invested based on total net assets as of December 31, 2004

[begin pie chart]
Financials                      19.5%
Consumer discretionary          14.1
Health care                     12.9
Information technology           9.4
Energy                           8.4
Other industries                28.5
Cash & equivalents               7.2


Largest individual equity securities                     Percent of net assets

Fannie Mae                                                                4.7%
Hewlett-Packard                                                           4.1
Cardinal Health                                                           3.6
Target                                                                    2.9
General Motors                                                            2.6
American International Group                                              2.6
JPMorgan Chase                                                            2.6
ChevronTexaco                                                             2.5
Unilever                                                                  2.4
General Electric                                                          2.4

[begin mountain chart]

MONTH ENDED        BLUE CHIP INCOME AND        S&P 500 INDEX WITH         CONSUMER PRICE
                   GROWTH FUND, CLASS 2        DIVIDENDS REINVESTED       INDEX *

07/05/01           $10,000                     $10,000                    $10,000
09/30/01           $ 8,690                     $ 8,569                    $10,017
12/31/01           $ 9,462                     $ 9,485                    $ 9,927
03/31/02           $ 9,663                     $ 9,511                    $10,045
06/30/02           $ 8,478                     $ 8,237                    $10,107
09/30/02           $ 6,740                     $ 6,815                    $10,169
12/31/02           $ 7,279                     $ 7,389                    $10,163
03/31/03           $ 6,964                     $ 7,157                    $10,348
06/30/03           $ 8,153                     $ 8,258                    $10,320
09/30/03           $ 8,519                     $ 8,476                    $10,404
12/31/03           $ 9,516                     $ 9,508                    $10,354
03/31/04           $ 9,790                     $ 9,668                    $10,528
06/30/04           $ 9,747                     $ 9,835                    $10,657
09/30/04           $ 9,634                     $ 9,651                    $10,669
12/31/04           $10,443                     $10,541                    $10,691

[end mountain chart]

Average annual total returns based on a $1,000 investment for
periods ended December 31, 2004                                     Class 1          Class 2

1 year                                                               +9.94%           +9.74%
Lifetime (since 7/5/01)                                              +1.51            +1.25

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly.

The series' investment adviser is waiving a portion of management fees. Investment results shown reflect the waiver.

 *Computed from data supplied by the U.S. Department of Labor, Bureau of Labor
                                  Statistics.


GROWTH-INCOME FUND

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. UNIT PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM/AFIS.HTML. FOR MONTH-END RESULTS AND INFORMATION ABOUT YOUR INSURANCE CONTRACT, PLEASE GO TO THE WEBSITE FOR THE COMPANY THAT ISSUED YOUR CONTRACT.

GROWTH-INCOME FUND gained 10.4% during 2004, marginally trailing the S&P 500, which rose 10.9%.

Following the end of the three-year market decline, Growth-Income Fund has gained 46.2% in the last two years, more than three percentage points ahead of the S&P 500.

The fund's investments remain well-diversified among a variety of industries, primarily in well-established firms. While the stocks of many of these companies lost value during the 2000-2002 bear market, the fund did not decline as much as the general market. That resilience helped the fund weather the downturn well. During the past five years, Growth-Income Fund has earned an average annual total return of 5.7%, while the S&P 500 lost an average of 2.3% annually.

During the year just ended, the fund's holdings in energy and utility companies helped boost its return. Banks were also a benefit, while technology and pharmaceutical stocks were generally weaker. The fund's cash position, up 14.7% from 12.8% in 2003, also held the fund back.

Where the fund's assets were invested based on total net assets as of December 31, 2004

[begin pie chart]
Financials                   13.5%
Consumer discretionary       11.5
Information technology       13.2
Health care                  11.1
Industrials                   9.8
Other industries             26.2
Cash & equivalents           14.7
[end pie chart]

Largest individual equity securities                    Percent of net assets

Fannie Mae                                                               1.7%
Hewlett-Packard                                                          1.4
American International Group                                             1.4
Lowe's Companies                                                         1.3
General Electric                                                         1.3
Tyco                                                                     1.2
IBM                                                                      1.1
Royal Dutch Petroleum/"Shell" Transport and Trading                      1.1
Target                                                                   1.1
Eli Lilly                                                                1.0


[begin mountain chart]

                  GROWTH-INCOME         S&P 500 INDEX WITH           CONSUMER PRICE
                  FUND, CLASS 2         DIVIDENDS REINVESTED         INDEX *

12/31/94          $10,000               $10,000                      $10,000
12/31/95          $13,263               $13,753                      $10,254
12/31/96          $15,705               $16,909                      $10,595
12/31/97          $19,715               $22,548                      $10,775
12/31/98          $23,282               $28,992                      $10,949
12/31/99          $25,889               $35,091                      $11,242
12/31/00          $27,948               $31,897                      $11,623
12/31/01          $28,663               $28,109                      $11,804
12/31/02          $23,405               $21,899                      $12,084
12/31/03          $30,994               $28,177                      $12,311
12/31/04          $34,210               $31,241                      $12,712

[end mountain chart]

Average annual total returns based on a $1,000 investment for
periods ended December 31, 2004                                    Class 1          Class 2           Class 3

1 year                                                              +10.66%          +10.37%           +10.46%
5 years                                                              +5.99            +5.73             +5.80
10 years                                                            +13.37           +13.09            +13.17
Lifetime (since 2/8/84)                                             +13.43           +13.10            +13.22

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly.

The series' investment adviser is waiving a portion of management fees. Investment results shown reflect the waiver.

 *Computed from data supplied by the U.S. Department of Labor, Bureau of Labor
                                  Statistics.


ASSET ALLOCATION FUND

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. UNIT PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM/AFIS.HTML. FOR MONTH-END RESULTS AND INFORMATION ABOUT YOUR INSURANCE CONTRACT, PLEASE GO TO THE WEBSITE FOR THE COMPANY THAT ISSUED YOUR CONTRACT.

ASSET ALLOCATION FUND rose 8.3% during 2004. The fund's return was at the midpoint between the stock market, which rose 10.9% as measured by the S&P 500, and the bond market, which gained 4.5% as measured by Citigroup Broad Investment-Grade (BIG) Bond Index. (Please see the table at bottom right for the fund's longer term results.)

The fund's investment mix was modified this year to broaden the fund's equity exposure and buffer against rising interest rates. At year-end, equities accounted for 68.4% of the fund's portfolio, up from 63.5% at the end of 2003. Bond holdings dropped to 20.9% from 23.4%.

The majority of the fund's top 10 holdings fared particularly well this year. Oil and gas stocks were among the leaders. Commercial banks and hotels, restaurants and leisure companies also had a positive impact, while the fund's cash position hindered its return.

Although bond prices generally fell in 2004, high-yield bonds -- 7.0% of assets -- had a strong year and helped boost the fund's return.

Where the fund's assets were invested based on total net assets as of December 31, 2004

[begin pie chart]
Equity securities                                       68.4%
Corporate bonds                                         13.5
Mortgaged-backed obligations                             3.4
U.S. government and government agency obligations        2.3
Asset-backed obligations                                 1.7
Cash & equivalents                                      10.7
[end pie chart]

Largest individual equity securities               Percent of net assets

Carnival Corp.                                                      2.1%
JPMorgan Chase                                                      2.0
ChevronTexaco                                                       1.9
Bank of America                                                     1.9
General Electric                                                    1.8
Walgreen                                                            1.7
Fannie Mae                                                          1.7
Microsoft                                                           1.7
Altria Group                                                        1.7
Citigroup                                                           1.6

[begin mountain chart]

                     ASSET                                                          CONSUMER
                     ALLOCATION       S&P 500 INDEX WITH         CITIGROUP          PRICE
                     FUND, CLASS 2    DIVIDENDS REINVESTED       BIG INDEX (1)      INDEX (2)

12/31/94             $10,000          $10,000                    $10,000            $10,000
12/31/95             $12,920          $13,753                    $11,853            $10,254
12/31/96             $14,920          $16,909                    $12,282            $10,595
12/31/97             $17,926          $22,548                    $13,465            $10,775
12/31/98             $20,245          $28,992                    $14,639            $10,949
12/31/99             $21,646          $35,091                    $14,517            $11,242
12/31/00             $22,597          $31,897                    $16,200            $11,623
12/31/01             $22,714          $28,109                    $17,580            $11,804
12/31/02             $19,903          $21,899                    $19,353            $12,084
12/31/03             $24,229          $28,177                    $20,167            $12,311
12/31/04             $26,250          $31,241                    $21,069            $12,712

[end mountain chart]

Average annual total returns based on a $1,000 investment for
periods ended December 31, 2004                                     Class 1          Class 2           Class 3

1 year                                                               +8.50%           +8.34%            +8.34%
5 years                                                              +4.17            +3.93             +3.99
10 years                                                            +10.40           +10.13            +10.21
Lifetime (since 8/1/89)                                              +9.38            +9.09             +9.19

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly.

The series' investment adviser is waiving a portion of management fees. Investment results shown reflect the waiver.

(1)  Citigroup Broad Investment-Grade (BIG) Bond Index.

(2) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.


BOND FUND

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. UNIT PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM/AFIS.HTML. FOR MONTH-END RESULTS AND INFORMATION ABOUT YOUR INSURANCE CONTRACT, PLEASE GO TO THE WEBSITE FOR THE COMPANY THAT ISSUED YOUR CONTRACT.

BOND FUND gained 5.7% in 2004, surpassing the unmanaged Citigroup Broad Investment-Grade (BIG) Bond Index, which rose 4.5%. (Please see the table at bottom left for the fund's longer term results.)

After almost four years of lowering the federal funds rate, the Federal Reserve Board boosted short-term rates five times in 2004 to 2.25%. Although bond prices across the spectrum tended to decline during the first half of the fiscal year, there were some improvements in the latter half.

The strength of the U.S. economy proved beneficial to corporate bonds, as many corporations improved their balance sheets, reduced their debt and received higher credit ratings. Corporate bonds, 59.1% of the fund's portfolio, produced strong returns and accounted for most of the fund's gain.

Mortgage-backed obligations, 4.5% of the fund's holdings, also benefited the fund's return, while its U.S. government obligations, like most higher quality bonds, fared less well during the year.

Where the fund's assets were invested based on total net assets as of December 31, 2004

[begin pie chart]
Corporate bonds                                               59.1%
U.S. government and government agency obligations             13.0
Mortgage-backed obligations                                    4.5
Preferred stocks                                               3.0
Asset-backed obligations                                       1.8
Non-U.S. government obligations                                1.8
Convertible securities                                         1.0
Municipal obligations                                           .8
Common stocks                                                   .2
Cash & equivalents                                            14.8
[end pie chart]


Largest holdings (by issuer)                        Percent of net assets

U.S. Treasury Obligations                                           11.2%
Fannie Mae                                                           2.1
Ford Motor                                                           1.9
General Motors                                                       1.5
HCA                                                                   .9
Qwest Communications International                                    .9
Edison International                                                  .8
DaimlerChrysler                                                       .8
Nextel Communications                                                 .8
AT&T                                                                  .8


[begin mountain chart]

MONTH               BOND FUND,           CITIGROUP        CONSUMER PRICE
ENDED               CLASS 2              BIG INDEX (1)    INDEX (2)
01/02/96            $10,000              $10,000          $10,000
06/30/96            $ 9,848              $ 9,874          $10,208
12/31/96            $10,557              $10,362          $10,332
06/30/97            $10,990              $10,680          $10,443
12/31/97            $11,601              $11,360          $10,508
06/30/98            $12,033              $11,810          $10,619
12/31/98            $12,078              $12,350          $10,678
06/30/99            $12,171              $12,179          $10,827
12/31/99            $12,386              $12,248          $10,964
06/30/00            $12,583              $12,728          $11,231
12/31/00            $13,005              $13,667          $11,336
06/30/01            $13,632              $14,161          $11,596
12/31/01            $14,064              $14,832          $11,511
06/30/02            $13,871              $15,364          $11,720
12/31/02            $14,633              $16,328          $11,785
06/30/03            $15,935              $16,982          $11,967
12/31/03            $16,506              $17,014          $12,007
06/30/04            $16,553              $17,045          $12,358
12/31/04            $17,450              $17,776          $12,397

[end mountain chart]

Average annual total returns based on a $1,000 investment for
periods ended December 31, 2004                                      Class 1          Class 2

1 year                                                               +6.04%           +5.72%
5 years                                                              +7.37            +7.10
Lifetime (since 1/2/96)                                              +6.65            +6.38

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly.

The series' investment adviser is waiving a portion of management fees. Investment results shown reflect the waiver.

(1)  Citigroup Broad Investment-Grade (BIG) Bond Index.

(2) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.


HIGH-INCOME BOND FUND

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. UNIT PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM/AFIS.HTML. FOR MONTH-END RESULTS AND INFORMATION ABOUT YOUR INSURANCE CONTRACT, PLEASE GO TO THE WEBSITE FOR THE COMPANY THAT ISSUED YOUR CONTRACT.

HIGH-INCOME BOND FUND gained 9.6% in 2004. This result placed the fund between its relevant benchmarks: The Credit Suisse First Boston High Yield Bond Index rose 12.0% for the year and the Citigroup Broad Investment-Grade (BIG) Bond Index gained 4.5%. (Please see the table at bottom right for the fund's longer term results.)

The past two years have been particularly strong for the high-yield bond market. Many high-yield bond issuers were able to boost profits and improve their balance sheets through debt reduction.

Although high-yield bonds are generally impacted by a rise in interest rates --the Federal Reserve Board hiked the federal funds rate to 2.25% in 2004 -- they continued to do well. This was due, in part, to the strength of the U.S. economy and the continuing health of corporate balance sheets.

The fund's investments in bonds issued by telecommunication services companies and airlines benefited the fund, while investments in auto manufacturers and financial companies hindered the return.

Where the fund's assets were invested based on total net assets as of December 31, 2004

[begin pie chart]
Corporate bonds                                 75.9%
Equity securities                                9.7
Non-U.S. government obligations                  1.2
Asset-backed obligations                          .3
Municipal obligations                             .3
Cash & equivalents                              12.6
[end pie chart]


Largest holdings (by issuer)                         Percent of net assets

Edison International                                         1.8%
American Tower                                               1.7
AES                                                          1.6
NTELOS                                                       1.5
Ford Motor                                                   1.5
Crown Castle International                                   1.4
Premcor                                                      1.4
Nextel Communications                                        1.3
Qwest Communications International                           1.3
Amazon.com                                                   1.2


[begin mountain chart]

YEAR ENDED     CREDIT SUISSE         HIGH-INCOME                      CONSUMER
DEC. 31        FIRST BOSTON HIGH     BOND FUND,     CITIGROUP         PRICE
               YIELD BOND INDEX      CLASS 2        BIG INDEX (1)     INDEX (2)
12/31/94       $10,000               $10,000        $10,000           $10,000
12/31/95       $11,738               $12,142        $11,853           $10,254
12/31/96       $13,196               $13,709        $12,282           $10,595
12/31/97       $14,863               $15,365        $13,465           $10,775
12/31/98       $14,949               $15,406        $14,639           $10,949
12/31/99       $15,439               $16,258        $14,517           $11,242
12/31/00       $14,635               $15,720        $16,200           $11,623
12/31/01       $15,484               $16,935        $17,580           $11,804
12/31/02       $15,964               $16,626        $19,353           $12,084
12/31/03       $20,425               $21,533        $20,167           $12,311
12/31/04       $22,866               $23,599        $21,069           $12,712

[end mountain chart]



Average annual total returns based on a $1,000 investment for
periods ended December 31, 2004                                     Class 1          Class 2           Class 3

1 year                                                               +9.83%           +9.59%            +9.66%
5 years                                                              +8.01            +7.74             +7.82
10 years                                                             +9.24            +8.97             +9.05
Lifetime (since 2/8/84)                                             +10.82           +10.45            +10.62

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly.

The series' investment adviser is waiving a portion of management fees. Investment results shown reflect the waiver.

(1)  Citigroup Broad Investment-Grade (BIG) Bond Index.

(2) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.



FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. UNIT PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM/AFIS.HTML. FOR MONTH-END RESULTS AND INFORMATION ABOUT YOUR INSURANCE CONTRACT, PLEASE GO TO THE WEBSITE FOR THE COMPANY THAT ISSUED YOUR CONTRACT.


U.S. GOVERNMENT/AAA-RATED SECURITIES FUND

U.S. GOVERNMENT/AAA-RATED SECURITIES FUND rose 3.3% for 2004, slightly lagging the broader investment-grade bond market, which gained 4.1% as measured by the Citigroup Treasury/ Government Sponsored/Mortgage Index. (Please see the table at left for the fund's longer term results.)

The Federal Reserve Board raised the federal funds rate five times over the course of the year, bringing the target rate to 2.25% from its low of 1.00%. However, after some fluctuation, the yield on the 10-year U.S. Treasury bond ended the year about where it began. The fund was positioned to take advantage of the relatively strong results of long-term bonds versus short-term bonds, which weakened in reaction to the increases in short-term rates.

Where the fund's assets were invested based on total net assets as of December 31, 2004

[begin pie chart]
U.S. Treasury bonds & notes                     32.8%
Mortgage-backed obligations                     35.2
Federal agency obligations                      13.1
Asset backed                                    12.5
Other bonds                                      1.5
Cash & equivalents                               4.9
[end pie chart]

[begin mountain chart]

YEAR ENDED        CITIGROUP TREASURY/      U.S. GOVT./AAA-       CONSUMER
DEC. 31           GOVT.-SPONSORED          RATED SECURITIES      PRICE
                  MORTGAGE INDEX           FUND, CLASS 2         INDEX *
12/31/94          $10,000                  $10,000               $10,000
12/31/95          $11,783                  $11,506               $10,254
12/31/96          $12,217                  $11,833               $10,595
12/31/97          $13,378                  $12,804               $10,775
12/31/98          $14,549                  $13,819               $10,949
12/31/99          $14,463                  $13,711               $11,242
12/31/00          $16,247                  $15,272               $11,623
12/31/01          $17,497                  $16,344               $11,804
12/31/02          $19,281                  $17,839               $12,084
12/31/03          $19,812                  $18,246               $12,311
12/31/04          $20,631                  $18,849               $12,712

Average annual total returns based on a $1,000 investment for
periods ended December 31, 2004                                      Class 1          Class 2           Class 3

1 year                                                               +3.58%           +3.30%            +3.41%
5 years                                                              +6.84            +6.57             +6.65
10 years                                                             +6.81            +6.54             +6.62
Lifetime (since 12/2/85)                                             +7.42            +7.09             +7.22

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly.

The series' investment adviser is waiving a portion of management fees. Investment results shown reflect the waiver.

 *Computed from data supplied by the U.S. Department of Labor, Bureau of Labor
                                  Statistics.


CASH MANAGEMENT FUND

CASH MANAGEMENT FUND, which seeks to provide income on cash reserves while preserving capital and maintaining liquidity, generated a positive return of 0.7% during 2004, a period of rising short-term interest rates.

By placing a percentage of your assets in Cash Management Fund, you can preserve your capital while still earning a stream of steady income -- a sensible move in any market climate.

It is important to remember, though, that the fund is not managed to maintain a stable net asset value of $1 per share.

AS OF DECEMBER 31, 2004, CASH MANAGEMENT FUND'S ANNUALIZED SEVEN-DAY YIELD FOR CLASS 2 SHARES WAS 1.72%, WHICH REFLECTS THE FEE WAIVER (1.70% WITHOUT THE WAIVER), AND MORE ACCURATELY REFLECTS THE FUND'S CURRENT EARNINGS THAN DO THE FUND'S RETURNS.

Average annual total returns based on a $1,000 investment for
periods ended December 31, 2004                                      Class 1          Class 2           Class 3

1 year                                                               +0.96%           +0.70%            +0.77%
5 years                                                              +2.49            +2.26             +2.31
10 years                                                             +3.82            +3.56             +3.63
Lifetime (since 2/8/84)                                              +5.02            +4.71             +4.83

The series' investment adviser is waiving a portion of management fees. Investment results shown reflect the waiver.

[Begin Sidebar]
[photo of four people sitting around a Macintosh personal computer]
1984
Macintosh personal computer launched

American Funds Insurance Series launched, offering four variable funds to investors

1985
Wreck of the Titanic found

U.S. Government/AAA-Rated Securities Fund joins the series

[photo of Chernobyl nuclear reactor]
1986
Chernobyl nuclear reactor disaster

[photo of a woman and man - the man holding a copy of the New York Post with headline of the market crash] 1987 New York Stock Exchange suffers huge drop on Black Monday

1988
Pan Am Flight 103 is bombed over Lockerbie, Scotland

[photo of a man hitting the Berlin Wall with a sledgehammer - numerous men standing behind him] 1989 Berlin Wall falls

Asset Allocation Fund added to the series
[End Sidebar]

TWO DECADES OF SERVING INVESTORS

This annual report marks a significant milestone for American Funds Insurance Series. Just after the beginning of 2004, the series celebrated its 20th anniversary, making American Funds Insurance Series one of the oldest variable insurance investment vehicles in the United States.

[Begin Sidebar]
INTEREST RATES DECLINE

The federal funds rate declined from about 8% at the end of 1984 to a low of 1% in 2003 and ended 2004 at 2.25%.

Year ended December 31

Dec 1984                        8.38%
Dec 1985                        8.27
Dec 1986                        6.91
Dec 1987                        6.77
Dec 1988                        8.76
Dec 1989                        8.45
Dec 1990                        7.31
Dec 1991                        4.43
Dec 1992                        2.92
Dec 1993                        2.96
Dec 1994                        5.45
Dec 1995                        5.60
Dec 1996                        5.29
Dec 1997                        5.50
Dec 1998                        4.68
Dec 1999                        5.30
Dec 2000                        6.40
Dec 2001                        1.82
Dec 2002                        1.24
Dec 2003                         .98
Dec 2004                        2.16
[End Sidebar]

The two decades since February 8, 1984, when the series was originally launched, have been a tumultuous time. In the United States, it was a period marked by a stock market crash, an incredible bull market and the longest and one of the most severe bear markets in modern times. Events outside the United States were no less dramatic. The Berlin Wall fell, the United States engaged in two wars in the Middle East, Europe adopted a common currency and Japan's stock market bubbled to incredible heights before going into a slump that lasted more than a dozen years and wiped out 80% of the market's valuation as measured by the Nikkei 225 Stock Average.

It has been a time of change for the insurance series, too. When it was launched, the entire series consisted of four variable funds focused almost exclusively on the domestic stock and bond markets, and at the end of its first year, assets under management totaled $39 million. Now there are 13 variable funds, including five with substantial investments overseas, offering a full range of investment options, and assets in the series have topped $53 billion.

Through two decades of growth and change, there has been one constant -- the philosophy of the investment adviser and its commitment to the series. The portfolio counselors and investment analysts -- there are now more than 75 investment professionals working for investors in the series -- have the same philosophy today that they did in 1984. They rely on fundamental research to find reasonably priced stocks and bonds of good companies that they can hold for the long term.

In the next few pages, we'll look back at some of the important events during the past two decades and how American Funds Insurance Series has changed and grown during that time.

For many U.S. investors, the most significant financial event of the past 20 years was probably the bursting of the tech bubble and the bear market that followed. Others may recall the crash of October 1987. But for long-term investors, the most important factor of the past 20 years probably wasn't a single event but rather the steady decline of interest rates. After reaching a peak of 15.2% in 1981, interest rates on the 30-year U.S. Treasury bond declined with fits and starts for over two decades, reaching a low of 4.2% in June 2003. The swing in short-term rates was even greater, from 20% to 1% as measured by the federal funds rate.

Declining interest rates spurred the economy, helped stock prices and boosted bond prices. It's almost impossible to overestimate the impact of the falling rates, says Jim Dunton, who has been a portfolio counselor in the series since its launch and is now its chairman.

[Begin Sidebar]
1990
Hubble Space Telescope launched

International Fund introduced

[photo of a tank in the Kuwaiti desert]
1991
Operation Desert Storm

[photo of the building on fire during the Los Angeles riots] 1992 Riots in Los Angeles after the Rodney King verdict

[photo of former Israeli Prime Minister Yitzhak Rabin, former United States President Bill Clinton and Yasir Arafat, the leader of the Palestine Liberation Organization during the signing of the Middle East peace accord] 1993 Israeli-Palestinian peace deal struck

[photo of Nelson Mandela]
1994
Nelson Mandela elected president of South Africa
[End Sidebar]

[Begin Sidebar]
[photo of Joyce Gordon]
JOYCE GORDON
Portfolio counselor
Los Angeles
Years of experience: 24

As a young analyst in 1990, Joyce Gordon dreaded Mondays. Covering the banking industry during the real estate crisis meant that her week usually began with banks announcing an increase in problem loans. It was, as she recalls, "a very tumultuous time for the industry." Bank stock valuations declined steadily for over a year and lost more than half of their value.

Although bank stocks were trading like the entire industry was going out of business, Joyce knew this was not the case. It was clear, however, that many individual companies would not survive.

Because stocks were undervalued, there were many opportunities out there, but there were also many risks. Working with a team of experienced investment professionals, Joyce learned the importance of thorough research: what to look for and what to avoid.

"My goal was to avoid the companies that would go bankrupt and to try to stay out of the banks that would eliminate their dividends. We emerged from that period with a substantial weighting in the group. It was a difficult environment, but in the end, we did very well for shareholders.

"One of our portfolio counselors said, `Joyce, you are so lucky. You are getting five years' experience in just one year.' Looking back, I realize that he was right." [End Sidebar]

[Begin Sidebar]
A HISTORY OF GROWTH

Assets invested in American Funds Insurance Series have grown to more than $53 billion since the series' launch in February 1984.

Year ended December 31           (dollars in billions)

12/31/1984                             $    38,647,521
12/31/1985                                 108,207,213
12/31/1986                                 296,263,306
12/31/1987                                 537,534,313
12/31/1988                                 248,563,589
12/31/1989                                 750,344,458
12/31/1990                               1,424,872,338
12/31/1991                               2,927,987,279
12/31/1992                               4,583,991,435
12/31/1993                               6,988,241,652
12/31/1994                               7,999,947,271
12/31/1995                              11,103,354,465
12/31/1996                              14,018,252,899
12/31/1997                              17,488,784,397
12/31/1998                              20,453,985,648
12/31/1999                              26,310,890,235
12/31/2000                              25,959,633,180
12/31/2001                              24,436,281,637
12/31/2002                              21,676,014,529
12/31/2003                              36,329,215,450
12/31/2004                              53,312,806,671
[End Sidebar]

"This was a once-in-a-lifetime period when the extended period of falling rates added substantially to long-term returns. It almost didn't matter where one invested," he says. "Well above average results seemed commonplace."

Still, while interest rates were going down for more than two decades, the decline wasn't steady, and at times the fluctuation in rates roiled the stock market. In 1987, the Federal Reserve Board raised the federal funds rate -- the rate banks charge each other on overnight loans -- six times in the first 10 months. Rising interest rates are often bad news for equity prices. But in 1987, the stock market seemed to shrug off the rate hikes and some investors declared that "this time it's different," an idea that would gain popularity again in the tech bubble of the 1990s.

When the market finally corrected in 1987, it was quick and severe. In one day, Standard & Poor's 500 Composite Index lost more than 20% of its value. Don O'Neal, now president of the series, had started in the investment business just a few years before the crash that October. The crash, he says, "was shocking to a young analyst. But at the same time it was incredibly educational. I watched what the experienced investment professionals did. One started investing the next day. He told me `these are much better prices now; the valuations are good.' I learned a lot by watching the experienced professionals and how they reacted. I wrote down the lessons while they were still fresh in my mind. I still have my notes in a file."

It can be very difficult to look beyond such cataclysmic events as the crash of 1987. But successful, long-term investing requires patience, discipline and perspective. Indeed, while many investors remember the crash, few realize that the S&P 500 actually gained value for the full year, rising 5.3% from January 1 through December 31, 1987. And by the end of the 1980s, the market had gained 69.8% from its low point in 1987.

The crash of 1987, dramatic as it was, was simply a precursor to a series of events whose impact lasted far longer. On November 9, 1989, the Berlin Wall fell, signaling the end of the Cold War and helping set the stage for the long U.S. bull market of the coming decade. Later that year, on the other side of the globe, the Nikkei 225 Stock Average hit an all-time high on the last trading day of the decade and began a long descent. By the low point in April 2003, the Nikkei had lost 80% of its value when measured in yen. By comparison, the S&P 500 gained 247% during that same time.

[Begin Sidebar]
[photo of the Alfred E. Murrah Federal Building in Oklahoma City after the bombing]
1995
Oklahoma City bombing

Series' assets top $10 billion

1996
Human form of mad cow disease hits Britain

Bond Fund added to the series

[photo of a ceremony when Hong Kong and China reunited]
1997
Hong Kong reunited with China

Global Growth Fund launched

[photo of Pope John Paul II with Cuban children during his visit to Cuba] 1998 Pope John Paul II visits Cuba

Global Small Capitalization Fund joins the series

[photo of soldiers during the NATO attack on Serbia]
1999
NATO attacks Serbia

New World Fund offered to investors
[End Sidebar]

[Begin Sidebar]
[photo of Thomas Hogh]
THOMAS HOGH
Portfolio counselor
London
Years of experience: 18

By the end of 1997, the economies of several Asian countries, which had enjoyed remarkable growth less than a decade before, had all but collapsed. Thomas Hogh, a fixed-income investment analyst at the time, recalls the speed at which the prices dropped on Asian debt and how, in rapid succession, those economies -- including Thailand, Indonesia, Malaysia, Hong Kong and South Korea -- fell like dominos.

"There were several reasons for the economic distress in the region," Thomas recalls. "The countries were running huge current account deficits and were quite leveraged. The devaluation of local currencies began in Thailand and exposed the weaknesses of the region's banking systems."

With 18 years of investment experience, 14 of those with Capital, Thomas understands that there's no substitute for direct involvement. He traveled to South Korea with a group of investment professionals to better understand the measures the country was taking to aid recovery.

"South Korean officials seemed to have a strong plan in place, but we wanted to see it for ourselves. Sure enough, they brought in much needed expertise and were doing all the right things. I was impressed by their desire and fortitude. They turned their economy around quickly. It was truly amazing." [End Sidebar]

[Begin Sidebar]
THE U.S. MARKET ADVANCES

Standard & Poor's 500 Composite Index, excluding dividends, has gained an average of about 10% per year since American Funds Insurance Series was launched in 1984.

Year ended December 31

02/08/1984                            $  156
12/31/1984                               167
12/31/1985                               211
12/31/1986                               242
12/31/1987                               247
12/31/1988                               278
12/31/1989                               353
12/31/1990                               330
12/31/1991                               417
12/31/1992                               436
12/31/1993                               466
12/31/1994                               459
12/31/1995                               616
12/31/1996                               741
12/31/1997                               970
12/31/1998                             1,229
12/31/1999                             1,469
12/31/2000                             1,320
12/31/2001                             1,148
12/31/2002                               880
12/31/2003                             1,112
12/31/2004                             1,212
[End Sidebar]

But while the collapse of the Japanese market was problematic for some investors, the reunification of Germany and the eventual emergence of China had the opposite effect, generating economic growth and creating opportunities far beyond their borders, notes Rob Lovelace, a portfolio counselor in International Fund, Global Growth Fund and New World Fund. "The reunification of Germany led to a very strong period, especially in Spain and in eastern Europe. In Asia, during the last few years, we've seen the Chinese economy growing rapidly. That has implications far beyond Asia. It impacts countries such as Brazil and Canada, which sell raw materials to China," says Rob.

In May 1990, American Funds Insurance Series introduced International Fund with a strict mandate: Invest only outside the United States. Since then, the ability to seek opportunities outside the United States has become an important part of almost every fund added to the series. Global Growth Fund, Global Small Capitalization Fund, New World Fund and Global Discovery Fund all can invest a significant portion of their assets outside the United States.

"We want to give the funds' investment professionals the flexibility to invest in the best companies in the world," says Rob. Of course, investing outside the United States is far from risk free. Only a few months after International Fund's introduction in 1990, Iraq invaded Kuwait and stock markets around the world slumped.

In 1990, the U.S. market lost almost 20% before recovering and ending the year down only 3.1%. In 1997 and 1998 -- the years Global Growth Fund and Global Small Capitalization Fund were launched -- a financial crisis spread quickly throughout Asia, where developing nations were highly leveraged. Markets in South Korea, Thailand and Hong Kong all lost ground. South Korea, for example, lost almost 20% when measured in U.S. dollars between the beginning of 1997 and the end of 1998.

Interestingly,  rather  than point out the  problems  of  investing  outside the
United States, the invasion of Kuwait and the financial crisis that swept Asia in 1997 and 1998 illuminate two of the greatest strengths of American Funds Insurance Series -- its reliance on in-depth, global research and its determination to invest for the long term.

When the financial crisis swept Asia, investment professionals for American Funds Insurance Series traveled to the region to learn first-hand what had gone wrong and evaluate the region's prospects. "When we met with South Korean officials, I was very impressed with their economic recovery plan and their determination to make it work," says Thomas Hogh, a portfolio counselor based in London. "I couldn't get that type of in-depth understanding without traveling there and meeting the government officials and industry leaders in person." Today several portfolios have significant investments in South Korea.

[Begin Sidebar]
[close-up photo of a internet search page]
2000
Sharp decline of NASDAQ and of dot-com businesses

[photo of the World Trade Center after September 11th]
2001
Terrorist attacks on the World Trade Center and Pentagon

Global Discovery Fund and Blue Chip Income and Growth Fund join the series

[photo of Euro currency held in a persons hand]
2002
Euro becomes legal tender in Europe

[photo of a Saddam Hussein statue being pulled down in Iraq] 2003 United States invades Iraq, topples Saddam Hussein regime

Series' assets exceed $35 billion for the first time

2004
American Funds Insurance Series marks its 20th anniversary
[End Sidebar]

[Begin Sidebar]
[photo of Jennifer Hinman]
JENNIFER HINMAN
Fixed-income investment analyst
Los Angeles
Years of experience: 23

With more than 20 years of investment experience, seven of those at Capital, Jennifer Hinman has witnessed several significant world events roil the financial markets. Yet, even with her experience, she was not prepared for the effects of the terrorist attacks on September 11, 2001.

"I happened to be in New York for a utilities conference, and like many people on the streets, I watched events unfold from a television screen in a store window. All I could think about was how could something this devastating happen?

"Almost immediately, I was impressed with the ways in which people came together to manage all aspects of the crisis.

"The financial markets were back up in less than 24 hours after the attacks. That was a tremendous achievement, and I think it was very reassuring for people to see that much commitment on the part of the city's financial institutions. To ensure that there was adequate liquidity within the financial markets, for instance, companies set up makeshift offices and worked to reassure investors around the world that the American financial system was still sound.

"In the aftermath of the attacks, the camaraderie, commitment and efforts of the people within the financial industry demonstrated for me the strength and integrity of the financial system in the United States." [End Sidebar]

[Begin Sidebar]
THE NIKKEI'S FALL

The Nikkei 225 Stock Average lost 80% of its value when measured in yen between December 31, 1989, and the low point in 2003.

Year ended December 31

12/31/1984                               11,543
12/31/1985                               13,083
12/31/1986                               18,821
12/31/1987                               21,564
12/31/1988                               30,159
12/31/1989                               38,916
12/31/1990                               23,849
12/31/1991                               22,984
12/31/1992                               16,925
12/31/1993                               17,417
12/31/1994                               19,723
12/31/1995                               19,868
12/31/1996                               19,361
12/31/1997                               15,259
12/31/1998                               13,842
12/31/1999                               18,934
12/31/2000                               13,786
12/31/2001                               10,543
12/31/2002                                8,579
12/31/2003                               10,677
12/31/2004                               11,489
[End Sidebar]

Such in-person visits are the rule, not the exception. Analysts for American Funds Insurance Series have visited virtually every company in the funds' portfolios before recommending the stock, whether the company is in South Dakota or South Korea, Anaheim or Australia.

This emphasis on fundamental, global research has helped the funds that invest outside the United States generate strong returns over their lifetime despite wars, revolutions and economic meltdowns.

Looking back over the past 20 years, it's easy to see how much the world has changed and how American Funds Insurance Series has grown. But one of the biggest changes in the investment world -- the change in the bond market -- is often overlooked. During the past two decades, the bond market has matured and changed dramatically, says John Smet, a portfolio counselor in Bond Fund and U.S. Government/AAA-Rated Securities Fund.

"The market has changed significantly. Twenty years ago, there were no asset-backed securities and no commercial mortgage securities. Today there are a lot of different types of securities, but our fundamental approach, and the long-term focus with which we invest, hasn't changed a bit," John says.

John has seen a shift in investors' psychology, too. Historically, investors bought bonds to diversify their holdings and as a hedge against a downturn in the stock market. Today, though, investors are looking for something else -- income -- and they're looking to bonds, John notes. Bonds are especially attractive in retirement investments, such as variable insurance products, because of the income they generate.

"A lot of people look at the rising interest rates today and think they're bad for the bond market, but you're reinvesting at higher rates and that usually translates into higher income," John says. "Our experience and our long-term view really help. Our ability to operate through the interest rate cycles is a unique advantage."

As the bond market has grown, American Funds Insurance Series has increased its bond offers, adding U.S. Government/AAA-Rated Securities Fund soon after the series was launched and Bond Fund in 1996. In addition, Asset Allocation Fund invests heavily in bonds.

No one can predict the future, but it's likely that the next 20 years will contain as many surprises as the past two decades. But whatever happens, investors in American Funds Insurance Series can rely on two things: the commitment of the investment adviser to apply its own fundamental research in investing for the long term and the manager's commitment to the series and to the investors in its funds.


GLOBAL DISCOVERY FUND
Summary investment portfolio                                 December 31, 2004

                                                                                                                           Percent
                                                                                                        Market value        of net
Common stocks  - 76.96%                                                                    Shares              (000)        assets

Telecommunication services  - 9.81%
Royal KPN NV                                                                              140,900            $ 1,334         1.87%
Qwest Communications International Inc.  (1)                                              240,000              1,066          1.50
France Telecom, SA                                                                         26,000                857          1.20
Telefonica, SA                                                                             44,000                826          1.16
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B                 1,574,000                819          1.15
Other securities                                                                                               2,085          2.93
                                                                                                               6,987          9.81

Software & services  - 9.53%
First Data Corp.                                                                           32,210              1,370          1.92
NHN Corp.                                                                                  14,660              1,183          1.66
Microsoft Corp.                                                                            34,500                921          1.29
Yahoo! Inc.  (1)                                                                           23,200                874          1.23
Other securities                                                                                               2,441          3.43
                                                                                                               6,789          9.53

Retailing  - 9.00%
IAC/InterActiveCorp  (1)                                                                   53,200              1,469          2.06
Best Buy Co., Inc.                                                                         20,200              1,200          1.69
Lowe's Companies, Inc.                                                                     18,800              1,083          1.52
eBay Inc.  (1)                                                                              7,000                814          1.14
CarMax, Inc.  (1)                                                                          22,000                683          0.96
Target Corp.                                                                               11,500                597          0.84
Other securities                                                                                                 564          0.79
                                                                                                               6,410          9.00

Banks  - 8.54%
Wells Fargo & Co.                                                                          16,750              1,041          1.46
Freddie Mac                                                                                11,000                811          1.14
Societe Generale                                                                            6,000                605          0.85
UFJ Holdings, Inc.  (1)                                                                       100                604          0.85
Royal Bank of Scotland Group PLC                                                           17,600                591          0.83
Other securities                                                                                               2,434          3.41
                                                                                                               6,086          8.54

Media  - 5.11%
Liberty Media Corp., Class A  (1)                                                         112,000              1,230          1.73
Time Warner Inc.  (1)                                                                      62,500              1,215          1.70
Liberty Media International, Inc., Class A  (1)                                            13,720                634          0.89
Other securities                                                                                                 563          0.79
                                                                                                               3,642          5.11

Health care equipment & services  - 4.84%
Express Scripts, Inc.  (1)                                                                 11,000                841          1.18
Caremark Rx, Inc.  (1)                                                                     17,000                670          0.94
HCA Inc.                                                                                   15,500                619          0.87
Aetna Inc.                                                                                  4,900                611          0.86
Other securities                                                                                                 707          0.99
                                                                                                               3,448          4.84

Commercial services & supplies  - 4.20%
Rentokil Initial PLC                                                                      355,000              1,005          1.41
Robert Half International Inc.                                                             24,000                706          0.99
Other securities                                                                                               1,278          1.80
                                                                                                               2,989          4.20

Semiconductors & semiconductor equipment  - 3.30%
Applied Materials, Inc.  (1)                                                               42,000                718          1.01
Texas Instruments Inc.                                                                     25,000                616          0.86
Other securities                                                                                               1,019          1.43
                                                                                                               2,353          3.30

Technology hardware & equipment  - 3.09%
Cisco Systems, Inc.  (1)                                                                   52,600              1,015          1.42
Other securities                                                                                               1,187          1.67
                                                                                                               2,202          3.09

Diversified financials  - 2.69%
Citigroup Inc.                                                                             27,500              1,325          1.86
Capital One Financial Corp.                                                                 7,000                589          0.83
                                                                                                               1,914          2.69

Insurance  - 2.09%
American International Group, Inc.                                                         17,375              1,141          1.60
Other securities                                                                                                 347          0.49
                                                                                                               1,488          2.09

Food & staples retailing  - 1.91%
Wal-Mart de Mexico, SA de CV, Series V                                                    169,300                582          0.82
Other securities                                                                                                 780          1.09
                                                                                                               1,362          1.91

Hotels, restaurants & leisure  - 1.45%
Carnival Corp., units                                                                      10,000                576          0.81
Other securities                                                                                                 458          0.64
                                                                                                               1,034          1.45

Consumer durables & apparel  - 0.94%
Garmin Ltd.                                                                                11,000                669          0.94
                                                                                                                 669          0.94

Capital goods  - 0.86%
Hagemeyer NV  (1)                                                                         267,000                615          0.86
                                                                                                                 615          0.86

Other - 4.72%
Other securities                                                                                               3,357          4.72

Miscellaneous  -  4.88%
Other common stocks in initial period of acquisition                                                           3,476          4.88

Total common stocks (cost: $46,731,000)                                                                       54,821         76.96


                                                                                                                           Percent
                                                                                        Shares or       Market value        of net
Convertible securities  - 1.90%                                                  principal amount              (000)        assets

Banks  -  0.88%
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005,
   units (Japan)                                                                     $ 27,000,000                625          0.88
                                                                                                                 625          0.88

Other - 1.02%
Other securities                                                                                                 729          1.02

Total convertible securities (cost: $934,000)                                                                  1,354          1.90


                                                                                                                           Percent
                                                                                 Principal amount       Market value        of net
Short-term securities  - 20.95%                                                             (000)              (000)        assets

U.S. Treasury Bills 1.79%-2.05% due 1/20/-3/10/2005                                         4,500              4,491          6.30
Coca-Cola Co. 2.11%-2.17% due 1/24-1/28/2005                                                1,700              1,697          2.38
Abbott Laboratories Inc. 2.25% due 1/20/2005 (2)                                            1,300              1,299          1.82
Hershey Foods Corp. 2.18% due 1/26/2005 (2)                                                 1,200              1,198          1.68
International Bank for Reconstruction and Development 2.08% due 1/3/2005                    1,100              1,100          1.55
IBM Credit Corp.2.20% due 1/28/05                                                           1,100              1,098          1.54
PepsiCo Inc. 2.24% due 1/13/2005 (2)                                                        1,000                999          1.40
Harley-Davidson Funding Corp. 2.26% due 1/27/2005 (2)                                       1,000                998          1.40
Freddie Mac 2.27% due 2/1/2005                                                                900                898          1.26
Pfizer Inc 2.15%-2.17% due 1/18-1/24/2005 (2)                                                 650                650          0.91
Other securities                                                                                                 499          0.71
                                                                                                              14,927         20.95


Total short-term securities (cost: $14,927,000)                                                               14,927         20.95
Total investment securities (cost: $62,592,000)                                                               71,102         99.81
Other assets less liabilities                                                                                    136          0.19

Net assets                                                                                                  $ 71,238       100.00%

Miscellaneous securities include holdings in their initial period of acquisition that have not previously been publicly disclosed. "Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $5,643,000, which represented 7.92% of the net assets of the fund.

See Notes to Financial Statements




GLOBAL GROWTH FUND
Summary investment portfolio   December 31, 2004


                                                                                                          Market       Percent
                                                                                                           value        of net
COMMON STOCKS  - 84.83%                                                                  Shares            (000)        assets

CONSUMER DISCRETIONARY  - 14.52%
Time Warner Inc.  (1)                                                                 1,717,000     $     33,378          1.67 %
News Corp. Inc., Class A                                                              1,119,173           20,884
News Corp. Inc., Class B                                                                427,507            8,208          1.46
Toyota Motor Corp.                                                                      710,000           28,817          1.44
Cie. Financiere Richemont AG, units, Class A                                            478,000           15,863           .79
Honda Motor Co., Ltd.                                                                   175,000            9,045           .45
Other securities                                                                                         173,984          8.71
                                                                                                         290,179         14.52

INFORMATION TECHNOLOGY  - 11.62%
Samsung Electronics Co., Ltd.                                                            48,170           20,965          1.05
Rohm Co., Ltd.                                                                          192,000           19,809           .99
Taiwan Semiconductor Manufacturing Co. Ltd.                                          12,308,463           19,583           .98
Murata Manufacturing Co., Ltd.                                                          312,000           17,401           .87
Texas Instruments Inc.                                                                  703,500           17,320           .87
Microsoft Corp.                                                                         622,000           16,614           .83
Other securities                                                                                         120,368          6.03
                                                                                                         232,060         11.62

FINANCIALS  - 11.44%
Societe Generale                                                                        402,400           40,576          2.03
UFJ Holdings, Inc.  (1)                                                                   4,933           29,817          1.49
HSBC Holdings PLC                                                                     1,715,648           28,899          1.45
Kookmin Bank  (1)                                                                       684,710           26,790          1.34
Westpac Banking Corp.                                                                   660,449           10,051           .50
Royal Bank of Canada                                                                     50,000            2,677           .14
Other securities                                                                                          89,663          4.49
                                                                                                         228,473         11.44

TELECOMMUNICATION SERVICES  - 10.60%
Vodafone Group PLC                                                                   10,820,000           29,287
Vodafone Group PLC (ADR)                                                                375,000           10,268          1.98
Telekom Austria AG                                                                    1,789,384           33,808          1.69
Telefonica, SA                                                                        1,602,771           30,087          1.51
Royal KPN NV                                                                          3,125,000           29,585          1.48
KDDI Corp.                                                                                3,760           20,202          1.01
Other securities                                                                                          58,624          2.93
                                                                                                         211,861         10.60


HEALTH CARE - 8.06%
AstraZeneca PLC                                                                         293,960           10,641
AstraZeneca PLC (Sweden)                                                                222,405            8,070
AstraZeneca PLC (ADR)                                                                     3,000              109           .94
Shionogi & Co., Ltd.                                                                  1,279,000           17,640           .88
Rhon-Klinikum AG                                                                        165,512           10,155
Rhon-Klinikum AG, nonvoting preferred                                                   108,400            6,619           .84
Novo Nordisk A/S, Class B                                                               301,000           16,397           .82
Sanofi-Aventis                                                                          200,000           15,928           .80
Fresenius Medical Care AG, preferred                                                    269,000           15,539           .78
Other securities                                                                                          59,995          3.00
                                                                                                         161,093          8.06


CONSUMER STAPLES  - 6.98%
Shiseido Co., Ltd.                                                                    1,211,000           17,492           .88
Nestle SA                                                                                66,900           17,451           .87
Altria Group, Inc.                                                                      250,000           15,275           .76
Other securities                                                                                          89,289          4.47
                                                                                                         139,507          6.98

ENERGY  - 6.68%
"Shell" Transport and Trading Co., PLC                                                2,000,000           17,017
"Shell" Transport and Trading Co., PLC (ADR)                                            150,000            7,710          1.24
Husky Energy Inc.                                                                       675,000           19,266           .96
Reliance Industries Ltd.                                                              1,435,500           17,722           .89
Other securities                                                                                          71,683          3.59
                                                                                                         133,398          6.68

MATERIALS  - 4.62%
Nitto Denko Corp.                                                                       386,400           21,137          1.06
Ivanhoe Mines Ltd.  (1)                                                               2,475,000           17,841           .89
Placer Dome Inc.                                                                        750,000           14,113           .71
Other securities                                                                                          39,298          1.96
                                                                                                          92,389          4.62

INDUSTRIALS  - 3.27%
Tyco International Ltd.                                                                 570,000           20,372          1.02
General Electric Co.                                                                    489,155           17,854           .89
Other securities                                                                                          27,124          1.36
                                                                                                          65,350          3.27

UTILITIES  - 2.41%
Veolia Environnement                                                                    478,071           17,243           .86
Scottish Power PLC                                                                    1,876,000           14,497           .73
Other securities                                                                                          16,307           .82
                                                                                                          48,047          2.41

MISCELLANEOUS  -  4.63%
Other common stocks in initial period of acquisition                                                      92,581          4.63


TOTAL COMMON STOCKS (cost: $1,342,179,000)                                                             1,694,938         84.83



                                                                                                          Market       Percent
                                                                                                           value        of net
RIGHTS & warrants  - 0.00%                                                                                 (000)        assets

TOTAL RIGHTS & warrants (cost: $9,000)                                                            $           10           .00



                                                                                      Principal           Market       Percent
                                                                                         amount            value        of net
SHORT-TERM SECURITIES  - 15.89%                                                           (000)            (000)        assets


Danske Corp. 2.20% due 1/3/2005                                                        $ 25,000           24,995          1.25
Allied Irish Banks N.A. Inc. 2.03% due 1/10/2005 (2)                                     25,000           24,985          1.25
American Honda Finance Corp. 2.05%-2.31% due 1/12/2005-1/19/2005                         25,000           24,973          1.25
Canadian Imperial Holdings Inc. 2.24%-2.31% due 2/3/2005                                 25,000           24,947          1.25
Dexia Delaware LLC 2.22%-2.33% due 1/20/2005-1/27/2005                                   22,700           22,666          1.13
Old Line Funding, LLC 2.33% due 2/1/2005 (2)                                             15,000           14,969
Thunder Bay Funding, LLC 2.00% due 1/13/2005 (2)                                          5,388            5,384          1.02
Spintab AB (Swedmortgage) 2.39% due 2/22/2005                                            20,000           19,930          1.00
DaimlerChrysler Revolving Auto Conduit LLC II 2.25% due 1/19/2005                        15,100           15,082           .75
CBA (Delaware) Finance Inc. 2.255% due 1/12/2005                                         15,000           14,989           .75
Clipper Receivables Co., LLC 2.33% due 2/1/2005 (2)                                      15,000           14,969           .75
Westpac Capital Corp. 2.14% due 1/6/2005                                                  9,100            9,097
Westpac Trust Securities NZ Ltd. 2.20% due 1/21/2005                                      5,559            5,552           .73
Royal Bank of Scotland PLC 2.29% due 1/24/2005                                           14,100           14,078           .70
Other securities                                                                                          80,790          4.06

TOTAL SHORT-TERM SECURITIES (cost: $317,402,000)                                                         317,406         15.89


TOTAL INVESTMENT SECURITIES (cost: $1,659,590,000)                                                     2,012,354        100.72
Other assets less liabilities                                                                            (14,360)         (.72)

NET ASSETS                                                                                            $1,997,994        100.00 %

"Miscellaneous"   securities   include  holdings  in  their  initial  period  of
acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $95,716,000, which represented 4.79% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements


GLOBAL SMALL CAPITALIZATION FUND
Summary investment portfolio                                 December 31, 2004


                                                                                                        Market      Percent
                                                                                                         value       of net
Common stocks  - 92.49%                                                                    Shares         (000)      assets

Information Technology  - 21.48%
Ask Jeeves, Inc.  (1)                                                                   1,067,971    $  28,568         2.05
CNET Networks, Inc.  (1)                                                                2,475,000       27,794         2.00
Kingboard Chemical Holdings Ltd.                                                        9,616,000       20,351         1.46
Mentor Graphics Corp.  (1)                                                              1,155,000       17,660         1.27
Integrated Circuit Systems, Inc.  (1)                                                     650,000       13,598          .98
O2Micro International Ltd.  (1)                                                         1,145,000       13,099          .94
Semtech Corp.  (1)                                                                        500,000       10,935          .79
Intersil Corp., Class A                                                                   550,443        9,214          .66
ACTIVISION, Inc.  (1)                                                                     450,000        9,081          .65
NHN Corp.                                                                                 111,000        8,954          .64
Sohu.com Inc.  (1)                                                                        500,000        8,855          .64
Other securities                                                                                       130,780         9.40
                                                                                                       298,889        21.48

Consumer Discretionary  - 20.06%
Lions Gate Entertainment Corp. (USD denominated) (1)                                    1,100,000       11,682
Lions Gate Entertainment Corp.  (1)                                                       814,374        8,653         1.46
Kumho Industrial Co., Ltd.                                                              1,500,000       19,491         1.40
Schibsted ASA                                                                             454,000       12,846          .93
CarMax, Inc.  (1)                                                                         310,000        9,625          .69
Alma Media Oyj                                                                            632,500        9,380
Alma Media Oyj                                                                              6,000           97          .68
Sonic Corp.  (1)                                                                          292,500        8,921          .64
GSI Commerce, Inc.  (1)                                                                   500,000        8,890          .64
Other securities                                                                                       189,459        13.62
                                                                                                       279,044        20.06

Industrials  - 12.82%
Laureate Education, Inc.  (1)                                                             310,000       13,668          .98
Techem AG  (1)                                                                            280,115       10,149          .73
Hyundai Mipo Dockyard Co., Ltd. (1)                                                       294,000        9,941          .72
Downer EDI Ltd.                                                                         2,664,399        9,840          .71
LG Engineering & Construction Co., Ltd.                                                   350,000        9,637          .69
Korea Development Corp.                                                                   530,400        9,352          .67
Daelim Industrial Co., Ltd.                                                               170,110        8,842          .64
Other securities                                                                                       106,873         7.68
                                                                                                       178,302        12.82

Energy  - 9.60%
First Calgary Petroleums Ltd.  (1)                                                      1,135,000       17,782         1.28
Regal Petroleum PLC  (1)                                                                2,463,000       16,472         1.18
Spinnaker Exploration Co.  (1)                                                            400,000       14,028         1.01
Quicksilver Resources Inc.  (1)                                                           378,700       13,929         1.00
TODCO, Class A  (1)                                                                       735,000       13,539          .97
Helmerich & Payne, Inc.                                                                   270,000        9,191          .66
Other securities                                                                                        48,669         3.50
                                                                                                       133,610         9.60

Financials  - 9.43%
NETeller PLC  (1)                                                                       2,700,000       18,135         1.30
UTI Bank Ltd. (1)                                                                       2,830,000       12,124          .87
Kotak Mahindra Bank Ltd. (1)                                                            1,400,000        9,278          .67
Converium Holding AG (1)                                                                  990,000        8,811          .63
Cathay General Bancorp, Inc.                                                              218,889        8,208          .59
ICICI Bank Ltd.                                                                           934,200        8,025
ICICI Bank Ltd. (ADR)                                                                       4,000           81          .58
Sumitomo Real Estate Sales Co., Ltd.                                                      155,000        7,453          .54
Other securities                                                                                        59,078         4.25
                                                                                                       131,193         9.43

Health Care  - 6.15%
Eyetech Pharmaceuticals, Inc  (1)                                                         380,000       17,290         1.24
Amylin Pharmaceuticals, Inc.  (1)                                                         715,100       16,705         1.20
Other securities                                                                                        51,591         3.71
                                                                                                        85,586         6.15


Materials - 4.17%
Other securities                                                                                        57,998         4.17

Consumer Staples  - 1.87%
Efes Breweries International NV (GDR)  (1) (2)                                            250,000        7,500          .54
Other securities                                                                                        18,479         1.33
                                                                                                        25,979         1.87

Telecommunication Services  - 1.24%
TIM Participacoes SA (ADR)                                                                651,220       10,042          .72
Other securities                                                                                         7,144          .52
                                                                                                        17,186         1.24


Utilities - 0.97%
Other securities                                                                                        13,443          .97

Miscellaneous  -  4.70%
Other common stocks in initial period of acquisition                                                    65,413         4.70


Total common stocks (cost: $982,537,000)                                                             1,286,643        92.49



                                                                                                        Market      Percent
                                                                                                         value       of net
Rights & warrants  - 0.25%                                                                 Shares        (000)       assets

Consumer Discretionary  - 0.10%
Lions Gate Entertainment Corp., warrants, expire 2004 (1) (2) (3)                         237,150     $  1,334          .10

Information Technology  - 0.02%
Kingboard Chemical Holdings Ltd., warrants, expire 2006  (1)                              666,000          353          .02

Other - 0.13%
Other securities                                                                                         1,847          .13

Total rights and warrants (cost: $255,000)                                                               3,534          .25



                                                                                                        Market      Percent
                                                                                                         value       of net
Convertible securities  - 0.00%                                                                          (000)       assets


Total convertible securities (cost: $625,000)                                                                -          .00



                                                                                        Principal       Market      Percent
                                                                                           amount        value       of net
Short-term securities  - 7.46%                                                              (000)        (000)       assets

Canadian Imperial Holdings Inc. 2.24%-2.31% due 2/3/2005                            $      15,000    $  14,968         1.08%
Sheffield Receivables Corp. 2.17% due 1/10/2005 (2)                                        14,200       14,191         1.02
Thunder Bay Funding, LLC 2.33% due 2/1/2005 (2)                                            13,600       13,572          .98
BNP Paribas Finance Inc. 2.29% due 1/13/2005                                               13,000       12,989          .93
Dexia Delaware LLC 2.33% due 1/20/2005                                                     10,000        9,987          .72
Freddie Mac 2.22% due 2/2/2005                                                              9,400        9,380          .67
Spintab AB (Swedmortgage) 2.08% due 1/3/2005                                                8,300        8,299          .60
Other securities                                                                                        20,352         1.46



Total short-term securities (cost: $103,739,000)                                                       103,738         7.46


Total investment securities (cost: $1,087,156,000)                                                   1,393,915       100.20
Other assets less liabilities                                                                           (2,717)        (.20)

Net assets                                                                                          $1,391,198       100.00

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed. "Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.


INVESTMENTS IN AFFILIATES

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The market value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Some of the fund's affiliated holdings listed below are also among the fund's largest holdings. These securities are not shown in the preceding summary investment portfolio but are footnoted below. Further details on these holdings and related transactions during the year ended December 31, 2004 appear below.


                                                                                                               Dividend     Market
Company                                             Beginning       Purchases       Sales           Ending       income      value
                                                       shares                                       shares        (000)      (000)
Pantaloon Retail (India) Ltd. (4)                   1,057,300               -           -        1,057,300          $36    $17,865
Jahwa Electronics Co., Ltd. (4)                             -       1,039,000           -        1,039,000          142     10,740
Kirkland Lake Gold Inc.  (1), (4)                           -       2,081,000           -        2,081,000            -      9,538
Ondine Biopharma Corp.  (1) (2)                             -       1,660,000           -        1,660,000            -      4,496
Ondine Biopharma Corp.  (1)                                 -         400,000           -          400,000            -      1,083
                                                                                                                   $178    $43,722


(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $66,858,000, which represented 4.81% of the net assets of the fund.

(3) Valued under fair value procedures adopted by authority of the Board of Trustees.

(4) Although this affiliated company is not shown in the summary of investment portfolio of unaffiliated issuers, this security is one of the fund's 50 largest holdings when both affiliated and unaffiliated companies are considered.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements


GROWTH FUND
Summary investment portfolio                                  December 31, 2004

                                                                                                                         Percent
                                                                                                       Market value       of net
Common stocks  - 90.86%                                                                    Shares              (000)      assets

Consumer discretionary  - 22.28%
Time Warner Inc.  (1)                                                                  25,553,975         $ 496,769         3.04%
IAC/InterActiveCorp  (1)                                                               14,293,800           394,795         2.42
Carnival Corp.                                                                          5,076,100           292,536         1.79
Target Corp.                                                                            5,490,000           285,096         1.75
News Corp. Inc., Class A                                                               14,080,000           262,733         1.61
Lowe's Companies, Inc.                                                                  3,655,500           210,520         1.29
Liberty Media Corp., Class A  (1)                                                      14,670,000           161,077         0.99
UnitedGlobalCom, Inc., Class A  (1)                                                    15,435,109           149,103         0.91
Starbucks Corp.  (1)                                                                    2,330,000           145,299         0.89
Harrah's Entertainment, Inc.                                                            1,964,900           131,432         0.81
eBay Inc.  (1)                                                                          1,072,700           124,734         0.76
Michaels Stores, Inc.                                                                   4,070,000           121,978         0.75
Other securities                                                                                            859,071         5.27
                                                                                                          3,635,143        22.28

Information technology  - 16.54%
Yahoo! Inc.  (1)                                                                        7,226,500           272,295         1.67
Microsoft Corp.                                                                         9,815,000           262,159         1.61
Texas Instruments Inc.                                                                  8,526,000           209,910         1.29
Corning Inc.  (1)                                                                      13,650,000           160,661         0.98
Maxim Integrated Products, Inc.                                                         3,755,000           159,174         0.97
First Data Corp.                                                                        3,025,000           128,684         0.79
Xilinx, Inc.                                                                            3,915,583           116,097         0.71
Applied Materials, Inc.  (1)                                                            6,605,000           112,946         0.69
Linear Technology Corp.                                                                 2,895,000           112,210         0.69
Taiwan Semiconductor Manufacturing Co. Ltd.                                            69,915,553           111,239         0.68
Other securities                                                                                          1,053,960         6.46
                                                                                                          2,699,335        16.54

Energy  - 12.24%
Schlumberger Ltd.                                                                       3,175,000           212,566         1.30
Devon Energy Corp.                                                                      4,209,072           163,817         1.01
Burlington Resources Inc.                                                               3,720,000           161,820         0.99
Murphy Oil Corp.                                                                        1,449,400           116,604         0.72
Transocean Inc.  (1)                                                                    2,731,400           115,784         0.71
Premcor Inc.                                                                            2,625,000           110,696         0.68
Noble Corp.  (1)                                                                        2,225,000           110,672         0.68
Diamond Offshore Drilling, Inc.                                                         2,660,000           106,533         0.65
Halliburton Co.                                                                         2,680,000           105,163         0.64
Other securities                                                                                            793,169         4.86
                                                                                                          1,996,824        12.24

Health care  - 10.02%
Sanofi-Aventis                                                                          3,483,900           277,453         1.70
Forest Laboratories, Inc.  (1)                                                          3,142,900           140,990         0.86
Express Scripts, Inc.  (1)                                                              1,724,000           131,783         0.81
Kinetic Concepts, Inc.  (1)                                                             1,466,800           111,917         0.69
Wellpoint, Inc.  (1)                                                                      950,000           109,250         0.67
Guidant Corp.                                                                           1,450,000           104,545         0.64
Other securities                                                                                            758,110         4.65
                                                                                                          1,634,048        10.02

Industrials  - 7.24%
Tyco International Ltd.                                                                 7,765,000           277,521         1.70
Southwest Airlines Co.                                                                  8,170,300           133,012         0.82
General Electric Co.                                                                    3,150,000           114,975         0.70
Monster Worldwide Inc.  (1)                                                             3,100,000           104,284         0.64
Other securities                                                                                            550,673         3.38
                                                                                                          1,180,465         7.24

Financials  - 6.22%
Fannie Mae                                                                              2,685,000           191,199         1.17
American International Group, Inc.                                                      2,650,000           174,026         1.07
Freddie Mac                                                                             2,297,700           169,340         1.04
Other securities                                                                                            480,514         2.94
                                                                                                          1,015,079         6.22

Consumer staples  - 6.17%
Altria Group, Inc.                                                                      7,380,000           450,918         2.76
Anheuser-Busch Companies, Inc.                                                          2,175,000           110,338         0.68
Other securities                                                                                            446,171         2.73
                                                                                                          1,007,427         6.17

Telecommunication services  - 3.36%
Vodafone Group PLC (ADR)                                                                8,185,000           224,105
Vodafone Group PLC                                                                     34,352,000            92,983         1.94
Other securities                                                                                            230,886         1.42
                                                                                                            547,974         3.36

Materials  - 2.13%
USX-U.S. Steel Group                                                                    2,147,000           110,034         0.67
Other securities                                                                                            237,260         1.46
                                                                                                            347,294         2.13


Utilities  - 0.19%
Other securities                                                                                             30,576         0.19


Miscellaneous  -  4.47%
Other common stocks in initial period of acquisition                                                        728,454         4.47


Total common stocks (cost: $11,642,017,000)                                                              14,822,619        90.86



                                                                                                                         Percent
                                                                                                       Market value       of net
Rights & warrants  - 0.00%                                                                 Shares             (000)       assets



Total rights & warrants (cost: $43,901,000)                                                                     173         0.00



                                                                                                                         Percent
                                                                                        Shares or      Market value       of net
Convertible securities  - 0.40%                                                  principal amount             (000)       assets



Total convertible securities (cost: $26,264,000)                                                             66,090         0.40



                                                                                                                         Percent
                                                                                 Principal amount      Market value       of net
Bonds & notes  - 0.15%                                                                      (000)             (000)       assets

Consumer discretionary  - 0.01%
AOL Time Warner Inc. 5.625% 2005                                                           $1,960             1,978         0.01

Other - 0.14%
Other securities                                                                                             23,017         0.14

Total bonds & notes (cost: $22,975,000)                                                                      24,995         0.15



                                                                                                                         Percent
                                                                                 Principal amount      Market value       of net
Short-term securities  - 8.64%                                                              (000)             (000)       assets


Park Avenue Receivables Co., LLC 2.36% due 2/17/2005 (2)                                   65,000            64,793
Preferred Receivables Funding Corp. 2.35% due 2/15/2005 (2)                                50,000            49,850         0.70
Variable Funding Capital Corp. 2.05%-2.32% due 1/10-2/2/2005 (2)                          102,500           102,402         0.63
Freddie Mac 2.10%-2.27% due 1/10-2/1/2005                                                  26,700            26,660         0.16
Other securities                                                                                          1,165,582         7.15

Total short-term securities (cost: $1,409,301,000)                                                        1,409,287         8.64


Total investment securities (cost: $13,144,458,000)                                                      16,323,164       100.05
Other assets less liabilities                                                                                (8,600)       (0.05)

Net assets                                                                                             $ 16,314,564       100.00  %

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed. "Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $939,385,000, which represented 5.76% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements


INTERNATIONAL FUND
Summary investment portfolio, December 31, 2004


                                                                                                           Market         Percent
                                                                                                            value          of net
Common stocks  - 85.29%                                                                    Shares           (000)          assets

Financials  - 14.71%
UFJ Holdings, Inc.  (1)                                                                    13,280          80,269            1.84
Societe Generale                                                                          513,000          51,728            1.19
Banco Santander Central Hispano, SA                                                     3,851,100          47,621            1.09
HSBC Holdings PLC (United Kingdom)                                                      1,715,375          28,894
HSBC Holdings PLC (Hong Kong)                                                           1,018,097          17,421            1.06
ABN AMRO Holding NV                                                                     1,474,860          38,932             .89
ICICI Bank Ltd.                                                                         4,400,000          37,796             .87
Bayerische Hypo- und Vereinsbank AG  (1)                                                1,525,000          34,493             .79
Housing Development Finance Corp. Ltd.                                                  1,866,000          33,196             .76
Malayan Banking Bhd.                                                                    9,500,000          29,500             .68
Other securities                                                                                          241,873            5.54
                                                                                                          641,723           14.71

Telecommunication Services  - 13.37%
Telekom Austria AG                                                                      5,944,899         112,322            2.58
Royal KPN NV                                                                            8,235,600          77,969            1.79
Telefonica, SA                                                                          3,053,402          57,318            1.31
France Telecom, SA                                                                      1,725,000          56,913            1.30
Telenor ASA                                                                             5,830,100          52,752            1.21
Vodafone Group PLC                                                                     19,170,000          51,889            1.19
Other securities                                                                                          174,082            3.99
                                                                                                          583,245           13.37

Consumer Discretionary  - 10.91%
Cie. Financiere Richemont AG, units, Class A                                            2,683,006          89,041            2.04
News Corp. Inc.                                                                         1,661,575          31,531             .72
Honda Motor Co., Ltd.                                                                     604,500          31,243             .72
Reed Elsevier PLC                                                                       3,229,900          29,740             .68
Kingfisher PLC                                                                          4,953,645          29,404             .67
Other securities                                                                                          265,022            6.08
                                                                                                          475,981           10.91

Information Technology  - 9.68%
Murata Manufacturing Co., Ltd.                                                            838,900          46,787            1.07
Rohm Co., Ltd.                                                                            440,700          45,468            1.04
Taiwan Semiconductor Manufacturing Co., Ltd.                                           23,893,104          38,015             .87
Samsung Electronics Co., Ltd.                                                              84,210          36,650             .84
Tokyo Electron Ltd.                                                                       541,000          33,227             .77
Hirose Electric Co., Ltd.                                                                 238,300          27,787             .64
Other securities                                                                                          194,155            4.45
                                                                                                          422,089            9.68

Materials  - 6.96%
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                        1,345,500          39,033
Cia. Vale do Rio Doce, preferred nominative, Class A                                      894,000          21,601            1.39
Nitto Denko Corp.                                                                         949,900          51,961            1.19
Potash Corp. of Saskatchewan Inc.                                                         370,000          30,732             .70
Other securities                                                                                          160,393            3.68
                                                                                                          303,720            6.96

Health Care  - 6.75%
Sanofi-Aventis                                                                          1,004,400          79,989            1.83
Novo Nordisk A/S, Class B                                                               1,076,000          58,616            1.34
AstraZeneca PLC (Sweden)                                                                  510,500          18,523
AstraZeneca PLC                                                                           322,500          11,674             .69
Fresenius Medical Care AG, preferred                                                      519,000          29,980             .69
Other securities                                                                                           95,875            2.20
                                                                                                          294,657            6.75

Energy  - 6.68%
Husky Energy Inc.                                                                       1,872,500          53,444            1.23
"Shell" Transport and Trading Co., PLC                                                  3,015,000          25,653
"Shell" Transport and Trading Co., PLC (ADR) (New York registered)                        320,000          16,448             .97
Oil & Natural Gas Corp. Ltd.                                                            2,033,000          38,560             .88
Canadian Natural Resources, Ltd.                                                          800,000          34,167             .78
Norsk Hydro ASA                                                                           360,000          28,250             .65
Other securities                                                                                           94,619            2.17
                                                                                                          291,141            6.68

Consumer Staples  - 6.13%
Orkla AS                                                                                1,242,699          40,683             .93
Nestle SA                                                                                 147,820          38,559             .89
Southcorp Ltd.  (1)                                                                    11,344,222          37,999             .87
Royal Numico NV  (1)                                                                      944,900          33,952             .78
Koninklijke Ahold NV  (1)                                                               4,230,700          32,661             .75
Other securities                                                                                           83,488            1.91
                                                                                                          267,342            6.13


Industrials - 3.72%                                                                                       162,454            3.72

Utilities  - 3.10%
Veolia Environnement                                                                    1,088,200          39,249             .90
Scottish Power PLC                                                                      4,487,424          34,677             .80
Other securities                                                                                           61,095            1.40
                                                                                                          135,021            3.10


Miscellaneous  -  3.28%
Other common stocks in initial period of acquisition                                                      143,195            3.28


Total common stocks (cost: $2,743,331,000)                                                              3,720,568           85.29



                                                                                                           Market         Percent
                                                                                                            value          of net
Convertible securities  - 0.28%                                                                             (000)          assets

Other - 0.28%                                                                                              12,061             .28



Total convertible securities (cost: $6,941,000)                                                            12,061             .28



                                                                                        Principal          Market         Percent
                                                                                           amount           value          of net
Short-term securities  - 14.46%                                                             (000)           (000)          assets


U.S. Treasury Bills 2.035%-2.065% due 1/6-2/3/2005                                         53,900          53,847            1.23
BNP Paribas Finance Inc. 2.29% due 1/13/2005                                               34,200          34,172             .78
Stadshypotek Delaware Inc. 2.23% due 1/24/2005 (2)                                         32,900          32,851             .75
Canadian Imperial Holdings Inc. 2.37% due 2/28/2005                                        30,000          29,882             .69
Nestle Capital Corp. 2.22%-2.25% due 1/10-1/11/2005 (2)                                    28,100          28,081             .65
Old Line Funding, LLC 2.28%-2.32% due 1/18-1/24/2005 (2)                                   28,002          27,965             .64
Other securities                                                                                          423,988            9.72
                                                                                                          630,786           14.46


Total short-term securities (cost: $630,793,000)                                                          630,786           14.46


Total investment securities (cost: $3,381,065,000)                                                      4,363,415          100.03
Other assets less liabilities                                                                              (1,154)           (.03)

Net assets                                                                                             $4,362,261         100.00%

Miscellaneous securities include holdings in their initial period of acquisition that have not previously been publicly disclosed. "Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $229,691,000 which represented 5.27% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements


NEW WORLD FUND
Summary investment portfolio                                 December 31, 2004


                                                                                                       Market     Percent
                                                                                         Shares         value      of net
Common stocks  - 76.47%                                                                                 (000)      assets


Financials  - 11.29%
Housing Development Finance Corp. Ltd.                                                  435,100    $    7,740        1.78
OTP Bank Rt.                                                                            205,000         6,300        1.44
PT Bank Rakyat Indonesia                                                             17,108,150         5,306        1.22
Erste Bank der oesterreichischen Sparkassen AG                                           85,600         4,556        1.04
HSBC Holdings PLC (United Kingdom)                                                      185,400         3,172         .73
Other securities                                                                                       22,126        5.08
                                                                                                       49,200       11.29

Consumer staples  - 11.20%
Avon Products, Inc.                                                                     125,600         4,861        1.12
Cia. de Bebidas das Americas - AmBev, preferred nominative (ADR)                        170,000         4,816        1.10
Oriflame Cosmetics SA (1)                                                               200,000         4,628        1.06
Wal-Mart de Mexico, SA de CV, Series V (ADR)                                             84,000         2,881
Wal-Mart de Mexico, SA de CV, Series V                                                  200,000           687         .82
Orkla AS                                                                                 96,142         3,148         .72
Other securities                                                                                       27,817        6.38
                                                                                                       48,838       11.20

Materials  - 9.65%
Cia. Vale do Rio Doce, Class A, preferred nominative                                    183,000         4,422
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                         65,700         1,906
Cia. Vale do Rio Doce, preferred nominative, Class A                                     30,000           725        1.62
Votorantim Celulose e Papel SA, preferred nominative (ADR)                              325,000         5,265        1.21
Phelps Dodge Corp.                                                                       45,000         4,451        1.02
Associated Cement Companies Ltd.                                                        470,000         3,682         .85
Cemex, SA de CV, ordinary participation certificates, units (ADR)                        96,225         3,505         .80
Other securities                                                                                       18,106        4.15
                                                                                                       42,062        9.65

Telecommunication services  - 9.09%
Telefonica, SA                                                                          204,172         3,833         .88
Portugal Telecom, SGPS, SA                                                              305,000         3,759         .86
America Movil SA de CV, Series L (ADR)                                                   70,000         3,665         .84
Partner Communications Co. Ltd. (1)                                                     375,500         3,218
Partner Communications Co. Ltd. (ADR)  (1)                                               10,000            86         .76
China Unicom Ltd.                                                                     4,108,000         3,250         .74
Philippine Long Distance Telephone Co. (1)                                              130,000         3,154         .72
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B               5,812,500         3,025         .69
Other securities                                                                                       15,625        3.60
                                                                                                       39,615        9.09

Information technology  - 7.73%
Mediatek Incorporation                                                                  661,342         4,501        1.03
NHN Corp.                                                                                52,000         4,195         .96
Kingboard Chemical Holdings Ltd.                                                      1,690,000         3,577         .82
Hon Hai Precision Industry Co., Ltd.                                                    745,095         3,451         .79
Other securities                                                                                       17,958        4.13
                                                                                                       33,682        7.73

Industrials  - 6.74%
Daelim Industrial Co., Ltd.                                                             144,000         7,485        1.72
Bharat Heavy Electricals Ltd.                                                           375,000         6,652        1.53
3M Co.                                                                                   53,200         4,366        1.00
Laureate Education, Inc. (1)                                                             75,000         3,307         .76
Other securities                                                                                        7,552        1.73
                                                                                                       29,362        6.74

Consumer discretionary  - 6.16%
Honda Motor Co., Ltd.                                                                    94,000         4,858        1.11
Astro All Asia Networks PLC (1)                                                       2,745,900         3,902         .90
Suzuki Motor Corp.                                                                      193,000         3,517         .81
Grupo Televisa, SA, ordinary participation certificates (ADR)                            53,900         3,261         .75
Other securities                                                                                       11,333        2.59
                                                                                                       26,871        6.16

Energy  - 5.15%
MOL Magyar Olaj- es Gazipari Rt., Class A                                                80,841         5,669        1.30
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR)                            90,000         3,580         .82
Other securities                                                                                       13,176        3.03
                                                                                                       22,425        5.15

Health care  - 3.96%
Ranbaxy Laboratories Ltd.                                                               179,000         5,181        1.19
Novo Nordisk A/S, Class B                                                                59,060         3,217         .74
Other securities                                                                                        8,875        2.03
                                                                                                       17,273        3.96

Utilities  - 3.94%
Gas Natural SDG, SA                                                                     160,600         4,951        1.14
Other securities                                                                                       12,220        2.80
                                                                                                       17,171        3.94

Miscellaneous  -  1.56%
Other common stocks in initial period of acquisition                                                    6,814        1.56
Total common stocks (cost: $235,315,000)                                                              333,313       76.47



                                                                                                       Market     Percent
                                                                                                        value      of net
Rights & warrants  - 0.02%                                                                              (000)      assets


Total rights & warrants (cost: $2,000)                                                                     92         .02



                                                                                                       Market     Percent
                                                                                                        value      of net
Convertible securities  - 0.36%                                                                         (000)      assets


Total convertible securities (cost: $1,637,000)                                                         1,574         .36



                                                                                      Principal        Market     Percent
                                                                                         amount         value      of net
Bonds & notes  - 11.64%                                                                   (000)         (000)      assets


Government & government agency obligations  - 11.16%
United Mexican States Government 9.875% 2010                                             $4,125         5,080
United Mexican States Government 8.00% 2023                                           MXP22,399         1,583
United Mexican States Government Eurobonds 11.375% 2016                                    $908         1,342
United Mexican States Government Global 8.625% 2008                                       1,154         1,313
United Mexican States Government Eurobonds, Global 6.375% 2013                            1,000         1,067
United Mexican States Government Global 10.375% 2009                                        750           919
United Mexican States Government, Series MI10, 8.00% 2013                             MXP10,102           812        2.78
Russian Federation 8.25% 2010                                                            $6,200         6,893
Russian Federation 5.00% 2030 (2)  (3)                                                    3,406         3,525
Russian Federation 5.00% 2030 (4)                                                           750           776
Russian Federation 8.25% 2010 (2)                                                           566           629        2.71
Brazil (Federal Republic of) Global 9.25% 2010                                            2,200         2,471
Brazil (Federal Republic of) Global 10.125% 2027                                          1,175         1,344
Brazil (Federal Republic of) Bearer 8.00% 2014 (5)                                        1,198         1,227
Brazil (Federal Republic of) 14.50% 2009                                                    450           602
Brazil (Federal Republic of) 11.00% 2040                                                    375           445
Brazil (Federal Republic of) 3.125% 2009 (3)                                                421           418        1.49
Panama (Republic of) 8.25% 2008                                                           3,500         3,902
Panama (Republic of) Global 9.375% 2029                                                     905         1,068
Panama (Republic of) Global 9.375% 2023                                                     723           839
Panama (Republic of) Global 9.625% 2011                                                      65            77
Panama (Republic of) 9.375% 2012                                                             65            77        1.37
Other securities                                                                                       12,226        2.81
                                                                                                       48,635       11.16

Other - 0.48%
Other securities                                                                                        2,086         .48


Total bonds & notes (cost: $46,128,000)                                                                50,721       11.64



                                                                                      Principal        Market     Percent
                                                                                         amount         value      of net
Short-term securities  - 10.96%                                                           (000)         (000)      assets

Federal Home Loan Bank 2.24% due 1/7/2005                                                 9,200         9,196        2.11
U.S. Treasury Bills 1.9675% due 1/20/2005                                                 5,200         5,194        1.19
BNP Paribas Finance Inc. 2.29% due 1/13/2005                                              4,400         4,397        1.01
Sheffield Receivables Corp. 2.23% due 1/4/2005 (2)                                        3,700         3,699         .85
Amsterdam Funding Corp. 2.34% due 1/19/2005 (2)                                           3,500         3,496         .80
Clipper Receivables Co., LLC 2.33% due 1/12/2005 (2)                                      3,400         3,397         .78
Freddie Mac 2.22% due 2/2/2005                                                            3,400         3,393         .78
Other securities                                                                                       14,983        3.44

Total short-term securities (cost: $47,755,000)                                                        47,755       10.96
Total investment securities (cost: $330,837,000)                                                      433,455       99.45
Other assets less liabilities                                                                           2,411         .55
Net assets                                                                                           $435,866     100.00%

Miscellaneous securities include holdings in their initial period of acquisition that have not previously been publicly disclosed. "Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $20,601,000 which represented 4.73% of the net assets of the fund.

(3)  Coupon rate may change periodically.

(4)  Step bond; coupon rate will increase at a later date.

(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

ADR = American Depositary Receipts

See Notes to Financial Statements


BLUE CHIP INCOME AND GROWTH FUND
Summary investment portfolio                                 December 31, 2004


                                                                                       Shares         Market          Percent
                                                                                                       value           of net
Common stocks  - 92.83%                                                                                (000)           assets


Financials  - 19.46%
Fannie Mae                                                                          1,620,000       $115,360            4.66%
American International Group, Inc.                                                    975,000         64,028             2.58
J.P. Morgan Chase & Co.                                                             1,640,000         63,977             2.58
Capital One Financial Corp.                                                           700,000         58,947             2.38
Bank of America Corp.                                                                 699,990         32,893             1.33
MBNA Corp.                                                                          1,000,000         28,190             1.14
SLM Corp.                                                                             420,000         22,424              .90
XL Capital Ltd., Class A                                                              225,000         17,471              .70
AFLAC Inc.                                                                            435,000         17,330              .70
HSBC Holdings PLC (ADR) (United Kingdom)                                              200,000         17,028              .69
Other securities                                                                                      44,618             1.80
                                                                                                     482,266            19.46

Consumer discretionary  - 14.07%
Target Corp.                                                                        1,370,000         71,144             2.87
General Motors Corp.                                                                1,600,000         64,096             2.59
Lowe's Companies, Inc.                                                                745,000         42,905             1.73
Mattel, Inc.                                                                        2,000,000         38,980             1.57
Toyota Motor Corp. (ADR)                                                              265,000         21,696              .88
McDonald's Corp.                                                                      650,000         20,839              .84
TJX Companies, Inc.                                                                   750,000         18,847              .76
Kohl's Corp.  (1)                                                                     370,000         18,193              .74
Harley-Davidson Motor Co.                                                             250,000         15,187              .61
Other securities                                                                                      36,682             1.48
                                                                                                     348,569            14.07

Health care  - 12.94%
Cardinal Health, Inc.                                                               1,550,000         90,132             3.64
Aetna Inc.                                                                            400,000         49,900             2.02
AstraZeneca PLC (ADR) (United Kingdom)                                              1,190,000         43,304             1.75
HCA Inc.                                                                            1,000,000         39,960             1.61
Bristol-Myers Squibb Co.                                                            1,550,000         39,711             1.60
Eli Lilly and Co.                                                                     485,000         27,524             1.11
Other securities                                                                                      30,000             1.21
                                                                                                     320,531            12.94

Information technology  - 9.43%
Hewlett-Packard Co.                                                                 4,800,000        100,656             4.06
International Business Machines Corp.                                                 445,000         43,868             1.77
Texas Instruments Inc.                                                              1,310,000         32,252             1.30
Other securities                                                                                      56,896             2.30
                                                                                                     233,672             9.43

Energy  - 8.42%
ChevronTexaco Corp.                                                                 1,200,000         63,012             2.54
Marathon Oil Corp.                                                                  1,050,000         39,491             1.59
Exxon Mobil Corp.                                                                     640,000         32,806             1.32
Schlumberger Ltd.                                                                     395,000         26,445             1.07
Royal Dutch Petroleum Co. (New York registered)                                       400,000         22,952              .93
Other securities                                                                                      23,835              .97
                                                                                                     208,541             8.42

Industrials  - 7.90%
General Electric Co.                                                                1,640,000         59,860             2.42
United Technologies Corp.                                                             380,000         39,273             1.58
United Parcel Service, Inc., Class B                                                  400,000         34,184             1.38
Other securities                                                                                      62,417             2.52
                                                                                                     195,734             7.90

Telecommunication services  - 5.69%
BellSouth Corp.                                                                     1,925,000         53,496             2.16
Sprint Corp. - FON Group                                                            1,350,000         33,547             1.35
Verizon Communications Inc.                                                           600,000         24,306              .98
SBC Communications Inc.                                                               875,000         22,549              .91
Other securities                                                                                       7,052              .29
                                                                                                     140,950             5.69

Consumer staples  - 5.51%
Unilever NV (New York registered)                                                     900,000         60,039             2.42
General Mills, Inc.                                                                   375,000         18,641              .75
Walgreen Co.                                                                          480,000         18,418              .74
Kimberly-Clark Corp.                                                                  255,000         16,782              .68
Other securities                                                                                      22,579              .92
                                                                                                     136,459             5.51

Materials  - 3.92%
Dow Chemical Co.                                                                      675,000         33,419             1.35
Alcoa Inc.                                                                          1,000,000         31,420             1.27
Other securities                                                                                      32,396             1.30
                                                                                                      97,235             3.92


Other - 1.09%
Other securities                                                                                      27,109             1.09


Miscellaneous  -  4.40%
Other common stocks in initial period of acquisition                                                 108,938             4.40


Total common stocks (cost: $1,934,276,000)                                                         2,300,004            92.83



                                                                                    Principal         Market          Percent
                                                                                       amount          value           of net
Short-term securities  - 7.48%                                                          (000)          (000)           assets


Procter & Gamble Co. 1.97% due 1/21/2005 (2)                                          $29,500        $29,463            1.19%
Coca-Cola Co. 2.11%-2.26% due 1/12-1/28/2005                                           28,500         28,463             1.15
Freddie Mac 2.27%-2.373% due 2/1-3/8/2005                                              20,500         20,439              .83
Pfizer Inc 2.13%-2.17% due 1/18-1/24/2005 (2)                                          16,600         16,578              .67
Harley-Davidson Funding Corp. 2.31% due 2/24/2005 (2)                                  10,700         10,662              .43
Park Avenue Receivables Funding Corp. LLC 2.22% due 1/18/2005 (2)                       3,800          3,796
Preferred Receivables Funding Corp. 2.20% due 1/3/2005 (2)                              3,100          3,099              .28
BellSouth Corp. 2.27% due 1/24/2005 (2)                                                 5,800          5,791              .23
Eli Lilly and Co. 2.03% due 1/12/2005 (2)                                               5,000          4,996              .20
General Electric Capital Corp. 2.20% due 1/3/2005                                       4,200          4,199              .17
Other securities                                                                                      57,834             2.33
Total short-term securities (cost: $185,320,000)                                                     185,320             7.48


Total investment securities (cost: $2,119,596,000)                                                 2,485,324           100.31
Other assets less liabilities                                                                         (7,630)            (.31)

Net assets                                                                                        $2,477,694          100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed. "Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $117,829,000 which represented 4.76% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements


GROWTH-INCOME FUND
Summary investment portfolio                                 December 31, 2004


                                                                                                          Market      Percent
                                                                                                           value       of net
COMMON STOCKS  - 84.32%                                                                  Shares            (000)       assets


FINANCIALS  - 13.49%
Fannie Mae                                                                            4,350,000    $     309,763        1.73%
American International Group, Inc.                                                    3,700,000          242,979         1.36
Bank of New York Co., Inc.                                                            4,775,000          159,580          .89
Citigroup Inc.                                                                        3,253,950          156,775          .88
Capital One Financial Corp.                                                           1,850,000          155,788          .87
J.P. Morgan Chase & Co.                                                               3,929,475          153,289          .86
Bank of America Corp.                                                                 3,068,364          144,182          .81
Wells Fargo & Co.                                                                     2,090,000          129,893          .73
St. Paul Travelers Companies, Inc.                                                    3,000,000          111,210          .62
Freddie Mac                                                                           1,365,000          100,600          .57
Other securities                                                                                         743,887         4.17
                                                                                                       2,407,946        13.49

INFORMATION TECHNOLOGY  - 13.24%
Hewlett-Packard Co.                                                                  12,300,000          257,931         1.44
International Business Machines Corp.                                                 2,035,000          200,610         1.12
Flextronics International Ltd.  (1)                                                  12,000,000          165,840          .93
Cisco Systems, Inc.  (1)                                                              8,542,600          164,872          .92
Microsoft Corp.                                                                       6,005,000          160,394          .90
Texas Instruments Inc.                                                                5,700,000          140,334          .79
First Data Corp.                                                                      2,785,000          118,474          .66
Other securities                                                                                       1,156,394         6.48
                                                                                                       2,364,849        13.24

CONSUMER DISCRETIONARY  - 11.51%
Lowe's Companies, Inc.                                                                4,080,000          234,967         1.32
Target Corp.                                                                          3,750,000          194,737         1.09
Time Warner Inc.  (1)                                                                 9,120,000          177,293          .99
Best Buy Co., Inc.                                                                    2,250,000          133,695          .75
Magna International Inc., Class A                                                     1,540,000          127,127          .71
Walt Disney Co.                                                                       4,400,000          122,320          .68
Garmin Ltd.                                                                           1,992,400          121,218          .68
Other securities                                                                                         944,386         5.29
                                                                                                       2,055,743        11.51

HEALTH CARE  - 11.08%
Eli Lilly and Co.                                                                     3,185,000          180,749         1.01
Aetna Inc.                                                                            1,200,000          149,700          .84
Wellpoint, Inc.  (1)                                                                  1,300,000          149,500          .84
Merck & Co., Inc.                                                                     3,500,000          112,490          .63
Pfizer Inc                                                                            3,641,500           97,920          .55
Other securities                                                                                       1,288,132         7.21
                                                                                                       1,978,491        11.08

INDUSTRIALS  - 9.84%
General Electric Co.                                                                  6,305,000          230,133         1.29
Tyco International Ltd.                                                               5,800,000          207,292         1.16
United Technologies Corp.                                                             1,637,100          169,194          .95
Norfolk Southern Corp.                                                                3,551,200          128,518          .72
Lockheed Martin Corp.                                                                 2,050,000          113,878          .64
Other securities                                                                                         907,480         5.08
                                                                                                       1,756,495         9.84

ENERGY  - 6.84%
Royal Dutch Petroleum Co. (New York registered)                                       2,850,000          163,533         1.10
"Shell" Transport and Trading Co., PLC (ADR)                                            568,900           29,241
"Shell" Transport and Trading Co., PLC                                                  486,600            4,140
Marathon Oil Corp.                                                                    4,730,000          177,895         1.00
Petro-Canada                                                                          2,860,000          145,789          .82
Devon Energy Corp.                                                                    3,740,000          145,561          .82
ChevronTexaco Corp.                                                                   2,463,200          129,343          .72
Other securities                                                                                         425,812         2.38
                                                                                                       1,221,314         6.84

CONSUMER STAPLES  - 6.67%
Altria Group, Inc.                                                                    2,925,000          178,718         1.00
Walgreen Co.                                                                          3,900,000          149,643          .84
Coca-Cola Co.                                                                         3,275,000          136,338          .76
Other securities                                                                                         726,095         4.07
                                                                                                       1,190,794         6.67

TELECOMMUNICATION SERVICES  - 2.31%
BellSouth Corp.                                                                       5,162,700          143,471          .80
Other securities                                                                                         269,462         1.51
                                                                                                         412,933         2.31

OTHER - 4.72%
Other securities                                                                                         843,329         4.72

MISCELLANEOUS  -  4.62%
Other common stocks in initial period of acquisition                                                     824,510         4.62



TOTAL COMMON STOCKS (cost: $12,170,882,000)                                                           15,056,404        84.32





RIGHTS & WARRANTS  - 0.00%


TOTAL RIGHTS & WARRANTS (cost: $149,000)                                                                     160          .00



                                                                                                          Market      Percent
                                                                                                           value       of net
CONVERTIBLE SECURITIES  - 0.94%                                                                            (000)       assets


TOTAL CONVERTIBLE SECURITIES (cost: $152,976,000)                                                        167,700          .94



                                                                                      Principal           Market      Percent
                                                                                         amount            value       of net
SHORT-TERM SECURITIES  - 15.04%                                                           (000)            (000)       assets


Clipper  Receivables Co., LLC 2.25%-2.33% due 1/31-2/10/2005 (2) 179,800 179,386
1.00 Federal Home Loan Bank 2.07%-2.355% due  1/12-3/4/2005  159,350 158,935 .89
Bank of America Corp.  2.00%-2.37% due 1/18-2/25/2005 120,000 119,673 .85 Ranger
Funding Co. LLC 2.22% due 1/13/2005 (2) 31,300 31,275 Pfizer Inc 2.01%-2.31% due
1/4-2/8/2005 (2) 134,730 134,505 .75 Gannett Co.  2.06%-2.25% due 1/13-1/24/2005
(2)  127,700  127,553  .71  Variable  Funding  Capital  Corp.   2.08%-2.33%  due
1/10-2/3/2005  (2)  120,000  119,813 .67  Procter & Gamble Co.  2.00%-2.27%  due
1/18-2/16/2005  (2) 118,140  117,923 .66 U.S.  Treasury  Bills  2.03%-2.04%  due
1/6-2/3/2005  115,600  115,461  .65 Freddie Mac  1.99%-2.27%  due  1/10-2/2/2005
112,200 112,060 .63 Eli Lilly and Co.  2.01%-2.27% due 1/13-2/1/2005 (2) 100,000
99,851 .56  Ciesco LLC 2.17% due  1/14/2005  (2)  50,000  49,958 .53 CAFCO,  LLC
2.25%-2.36% due 1/4-2/22/2005 (2) 44,000 43,887 BellSouth Corp.  2.20%-2.28% due
1/14-1/31/2005  (2)  79,100  78,972  .44  Wells  Fargo  &  Co.  2.03%-2.27%  due
1/12-1/27/2005  78,000 77,998 .44 Coca-Cola Co.  2.20%-2.28%  due  2/7-2/18/2005
77,100 76,880 .43 J.P. Morgan Chase & Co. 2.33% due 2/15/2005  50,000 49,851 .42
Park  Avenue  Receivables  Co.,  LLC 2.23% due  1/5/2005  (2) 25,589  25,581 IBM
Capital Inc. 1.96%-2.30% due 1/7-1/27/2005 (2) 56,297 56,224 .38 IBM Corp. 2.20%
due 2/2/2005 11,400 11,377 Edison Asset Securitization,  LLC 2.33% due 2/10/2005
(2) 37,086 36,988 .21 Other securities 861,858 4.82 TOTAL SHORT-TERM  SECURITIES
(cost: $2,686,042,000) 2,686,009 15.04

TOTAL INVESTMENT SECURITIES (cost: $15,010,049,000)                                                   17,910,273       100.30
Other assets less liabilities                                                                            (54,865)       (0.30)

NET ASSETS                                                                                           $17,855,408      100.00%

"Miscellaneous"   securities   include  holdings  in  their  initial  period  of
acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $1,691,673,000, which represented 9.47% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements


ASSET ALLOCATION FUND
Summary investment portfolio                                 December 31, 2004


                                                                                          Shares           Market           Percent
                                                                                                            value            of net
COMMON STOCKS  - 68.15%                                                                                     (000)            assets

FINANCIALS  - 12.58%
J.P. Morgan Chase & Co.                                                                2,424,000           94,560             1.98%
Bank of America Corp.                                                                  1,906,360           89,580              1.88
Fannie Mae                                                                             1,100,000           78,331              1.64
Citigroup Inc.                                                                         1,550,000           74,679              1.56
Freddie Mac                                                                              800,000           58,960              1.23
Societe Generale                                                                         465,000           46,888               .98
American International Group, Inc.                                                       675,000           44,327               .93
Genworth Financial, Inc., Class A                                                      1,200,000           32,400               .68
HSBC Holdings PLC (ADR)                                                                  300,000           25,542               .53
Other securities                                                                                           55,817              1.17
                                                                                                          601,084             12.58

ENERGY  - 8.42%
ChevronTexaco Corp.                                                                    1,750,000           91,892              1.92
Schlumberger Ltd.                                                                      1,100,000           73,645              1.54
Royal Dutch Petroleum Co. (New York registered)                                        1,200,000           68,856              1.44
Suncor Energy Inc.                                                                     1,750,000           61,833              1.30
Petro-Canada                                                                           1,100,000           56,073              1.18
Marathon Oil Corp.                                                                     1,325,000           49,833              1.04
                                                                                                          402,132              8.42

CONSUMER DISCRETIONARY  - 8.41%
Carnival Corp., units                                                                  1,760,000          101,429              2.12
Lowe's Companies, Inc.                                                                 1,000,000           57,590              1.21
Time Warner Inc.  (1)                                                                  2,800,000           54,432              1.14
Target Corp.                                                                             750,000           38,948               .82
Genuine Parts Co.                                                                        795,000           35,028               .73
Kohl's Corp.  (1)                                                                        700,000           34,419               .72
Other securities                                                                                           79,681              1.67
                                                                                                          401,527              8.41

CONSUMER STAPLES  - 6.86%
Walgreen Co.                                                                           2,150,000           82,495              1.73
Altria Group, Inc.                                                                     1,300,000           79,430              1.66
Unilever NV (New York registered)                                                        950,000           63,374              1.33
PepsiCo, Inc.                                                                            600,000           31,320               .66
Anheuser-Busch Companies, Inc.                                                           550,000           27,902               .58
Other securities                                                                                           43,103               .90
                                                                                                          327,624              6.86

INFORMATION TECHNOLOGY  - 6.73%
Microsoft Corp.                                                                        3,000,000           80,130              1.68
Hewlett-Packard Co.                                                                    1,800,000           37,746               .79
Automatic Data Processing, Inc.                                                          850,000           37,698               .79
Other securities                                                                                          166,077              3.47
                                                                                                          321,651              6.73

INDUSTRIALS  - 6.56%
General Electric Co.                                                                   2,300,000           83,950              1.76
Pitney Bowes Inc.                                                                        900,000           41,652               .87
Boeing Co.                                                                               800,000           41,416               .87
Raytheon Co.                                                                           1,040,000           40,383               .85
Lockheed Martin Corp.                                                                    700,000           38,885               .81
Deere & Co.                                                                              500,000           37,200               .78
Other securities                                                                                           29,953               .63
                                                                                                          313,439              6.56

HEALTH CARE  - 6.44%
Bristol-Myers Squibb Co.                                                               2,600,000           66,612              1.40
Medtronic, Inc.                                                                        1,282,700           63,712              1.33
Eli Lilly and Co.                                                                        975,000           55,331              1.16
Cardinal Health, Inc.                                                                    600,000           34,890               .73
Other securities                                                                                           86,929              1.82
                                                                                                          307,474              6.44

TELECOMMUNICATION SERVICES  - 5.92%
Verizon Communications Inc.                                                            1,200,000           48,612              1.02
France Telecom, SA                                                                     1,300,000           42,891               .90
CenturyTel, Inc.                                                                       1,200,000           42,564               .89
Sprint Corp. - FON Group                                                               1,500,000           37,275               .78
BellSouth Corp.                                                                        1,290,000           35,849               .75
Other securities                                                                                           75,710              1.58
                                                                                                          282,901              5.92

MATERIALS  - 3.83%
Alcan Inc.                                                                               875,000           42,910               .90
Dow Chemical Co.                                                                         825,000           40,846               .85
Alcoa Inc.                                                                             1,100,000           34,562               .72
Other securities                                                                                           64,580              1.36
                                                                                                          182,898              3.83

OTHER - 0.42%
Other securities                                                                                           20,220               .42

MISCELLANEOUS  -  1.98%
Other common stocks in initial period of acquisition                                                       94,346              1.98


TOTAL COMMON STOCKS (cost: $2,727,583,000)                                                              3,255,296             68.15


                                                                                          Shares           Market           Percent
                                                                                                            value            of net
PREFERRED STOCKS  - 0.19%                                                                                   (000)            assets

FINANCIALS  - 0.19%
Fannie Mae, Series O, 7.00% preferred 2007 (1)  (2)                                       40,000            2,240              .05%
Other securities                                                                                            6,850               .14
                                                                                                            9,090               .19

OTHER - 0.00%
Other securities                                                                                              232               .00
TOTAL PREFERRED STOCKS (cost: $8,728,000)                                                                   9,322               .19


RIGHTS AND WARRANTS  - 0.00%

TOTAL RIGHTS AND WARRANTS (cost: $117,000)                                                                    115               .00


CONVERTIBLE SECURITIES  - 0.02%

TOTAL CONVERTIBLE SECURITIES (cost: $705,000)                                                                 744               .02


                                                                                       Principal           Market           Percent
                                                                                          amount            value            of net
BONDS & NOTES  - 20.96%                                                                    (000)            (000)            assets

CONSUMER DISCRETIONARY  - 3.70%
AOL Time Warner Inc. 6.875% 2012                                                          $4,000            4,562              .09%
Carnival Corp. 6.15% 2008                                                                  3,000            3,216               .07
Other securities                                                                                          169,135              3.54
                                                                                                          176,913              3.70

MORTGAGE BACKED OBLIGATIONS  (3)  - 3.45%
Fannie Mae 5.50%-7.00% 2009-2041                                                          31,142           32,247               .67
Freddie Mac 5.00%-7.50% 2016-2033                                                         23,008           23,681               .50
Other securities                                                                                          108,765              2.28
                                                                                                          164,693              3.45

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 2.31%
U.S. Treasury Obligations 2.625%-11.75% 2005-2016 (4)                                    100,478          110,106              2.31


FINANCIALS  - 2.03%
Household Finance Corp. 7.875% 2007                                                        4,500            4,899               .10
International Lease Finance Corp. 4.35%-4.50% 2008                                         3,500            3,544               .08
Other securities                                                                                           88,566              1.85
                                                                                                           97,009              2.03

TELECOMMUNICATION SERVICES  - 1.68%
BellSouth Corp. 4.20% 2009                                                                 3,000            3,011               .06
Other securities                                                                                           77,224              1.62
                                                                                                           80,235              1.68

INDUSTRIALS  - 1.49%
General Electric Capital Corp., Series A, 5.00% 2007                                       2,000            2,069               .04
Other securities                                                                                           69,175              1.45
                                                                                                           71,244              1.49

OTHER - 6.30%
Other securities                                                                                          301,075              6.30
TOTAL BONDS & notes (cost: $967,534,000)                                                                1,001,275             20.96






SHORT-TERM SECURITIES  - 12.12%

Gannett Co. 2.06%-2.20% due 1/13-1/24/2005  (2)                                           67,800           67,720             1.42%
Variable Funding Capital Corp. 2.20%-2.28% due 1/18-2/2/2005  (2)                         50,000           49,926              1.05
Pfizer Inc 2.01%-2.23% due 1/3-2/7/2005  (2)                                              50,000           49,912              1.04
Three Pillars Funding, LLC 2.20%-2.35% due 1/3-1/24/2005  (2)                             46,100           46,061               .96
Procter & Gamble Co. 2.15%-2.26% due 1/14-1/25/2005  (2)                                  40,200           40,141               .84
Anheuser-Busch Cos. Inc.2.25% due 2/8/2005  (2)                                           25,000           24,939               .52
PepsiCo Inc. 2.27% due 1/21/2005  (2)                                                     23,800           23,768               .50
CAFCO, LLC 2.05% due 1/6/2005  (2)                                                        20,000           19,993               .42
Household Finance Corp. 2.18% due 1/14/2005                                               20,000           19,983               .42
BellSouth Corp. 2.17% due 1/5/2005  (2)                                                   16,100           16,095               .34
Eli Lilly and Co. 2.05% due 1/11/2005  (2)                                                10,000            9,994               .21
Other securities                                                                                          210,330              4.40
TOTAL SHORT-TERM SECURITIES (cost: $578,873,000)                                                          578,862             12.12
TOTAL INVESTMENT SECURITIES (cost: $4,283,540,000)                                                      4,845,614            101.44
Other assets less liabilities                                                                             (68,978)            (1.44)
NET ASSETS                                                                                             $4,776,636           100.00%


" Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $636,134,000, which represented 13.32% of the net assets of the fund.

(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

(4) Index-linked bond whose principal amount moves with a government retail price index.

ADR = American Depositary Receipts

See Notes to Financial Statements



BOND FUND
Summary investment portfolio, December 31, 2004


                                                                                        Principal           Market       Percent
                                                                                           amount            value        of net
BONDS AND NOTES  - 80.97%                                                                   (000)            (000)        assets


CONSUMER DISCRETIONARY  - 17.38%
Ford Motor Credit Co. 7.375% 2009                                                 $        19,250     $     20,785
Ford Motor Co. 7.45% 2031                                                                   1,250            1,261
Ford Motor Credit Co. 3.93%-7.875% 2010-2011 (1)                                            12,125           12,923         1.79%
General Motors Acceptance Corp.:
6.125% 2007                                                                                 8,000            8,242
7.75% 2010                                                                                 12,750           13,699
General Motors Corp. 7.20% 2011                                                             1,275            1,309
General Motors Acceptance Corp. 4.56%-8.00% 2014-2031 (1)                                   6,250            6,202          1.51
DaimlerChrysler North America Holding Corp. 8.00% 2010                                      6,325            7,319           .37
Other securities                                                                                           267,949         13.71
                                                                                                           339,689         17.38

U.S. GOVERNMENT & government agency obligations - 13.02% U.S. Treasury
Obligations:
5.75% 2005                                                                                28,000           28,722
6.75% 2005                                                                                20,000           20,308
6.875% 2006                                                                               13,500           14,214
3.00% 2007                                                                                34,000           33,793
3.25% 2007                                                                                 7,000            7,011
6.25% 2007                                                                                11,500           12,239
5.625% 2008                                                                               10,000           10,726
3.875% 2009                                                                                7,500            7,611
3.875% 2009  (2)                                                                           9,311           10,438
6.875% 2025                                                                               44,250           55,693
3.625%-10.375% 2008-2021 (2)  (3)                                                         15,044           17,564         11.17
Federal Home Loan Bank:
2.00% 2006                                                                                 8,160            8,060
2.375% 2006                                                                                6,875            6,812           .76
Freddie Mac 1.875%-5.25% 2005-2012                                                        13,465           13,573           .70
Fannie Mae 6.00%-7.00% 2005                                                                6,750            6,922           .35
Other securities                                                                                              679           .04
                                                                                                          254,365         13.02

FINANCIALS  - 8.73%
International Lease Finance Corp., Series O, 4.55% 2009                                     7,000            7,081           .36
Other securities                                                                                           163,513          8.37
                                                                                                           170,594          8.73

TELECOMMUNICATION SERVICES  - 8.12%
Nextel Communications, Inc. 7.375% 2015                                                    12,250           13,536           .69
AT&T Corp. 9.05% 2011 (1)                                                                  10,400           12,025           .62
SBC Communications Inc. 4.125%-5.10% 2009-2014                                              8,450            8,515           .44
Qwest Services Corp. 13.50% 2010 (4)                                                        7,037            8,497           .43
Other securities                                                                                           116,094          5.94
                                                                                                           158,667          8.12

MATERIALS  - 5.98%
Freeport-McMoRan Copper & Gold Inc. 10.125% 2010                                            7,385            8,474           .43
Packaging Corp. of America 5.75% 2013                                                       7,500            7,748           .40
Other securities                                                                                           100,527          5.15
                                                                                                           116,749          5.98

MORTGAGE-BACKED OBLIGATIONS  (5)  - 4.49%
Fannie Mae:
6.00% 2035                                                                                 19,000           19,638
5.00%-12.018% 2013-2042 (1)                                                                 6,887            7,113          1.37
Freddie Mac 6.00% 2034                                                                        750              775           .04
Other securities                                                                                            60,184          3.08
                                                                                                            87,710          4.49

UTILITIES  - 4.07%
Southern Power Co., Series B, 6.25% 2012                                                    6,000            6,567           .34
Other securities                                                                                            72,980          3.73
                                                                                                            79,547          4.07

INFORMATION TECHNOLOGY  - 2.75%
Electronic Data Systems Corp. 7.125% 2009                                                   8,050            8,875           .45
Other securities                                                                                            44,824          2.30
                                                                                                            53,699          2.75

CONSUMER STAPLES  - 2.25%
Delhaize America, Inc. 8.125% 2011                                                          6,400            7,493           .38
Jean Coutu Group (PJC) Inc. 8.50% 2014 (4)                                                  6,700            6,901           .35
Ahold Finance U.S.A., Inc. 8.25% 2010                                                       6,005            6,831           .35
Other securities                                                                                            22,792          1.17
                                                                                                            44,017          2.25

NON-U.S. GOVERNMENT OBLIGATIONS - 1.76%
German Government 5.25% 2008                                                     Euro       5,650            8,203           .42
Other securities                                                                                            26,131          1.34
                                                                                                            34,334          1.76

OTHER - 12.42%
Other securities                                                                                           242,618         12.42
TOTAL BONDS AND NOTES (cost: $1,517,268,000)                                                             1,581,989         80.97



                                                                                           Shares           Market       Percent
                                                                                                             value        of net
CONVERTIBLE SECURITIES  - 0.96%                                                                              (000)        assets


CONSUMER DISCRETIONARY  - 0.40%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred
   2032                                                                                    24,400            1,288           .06
Other securities                                                                                             6,622           .34
                                                                                                             7,910           .40

OTHER - 0.56%
Other securities                                                                                            10,925           .56
TOTAL CONVERTIBLE SECURITIES (cost: $13,420,000)                                                            18,835           .96





RIGHTS AND WARRANTS  - 0.04%


TOTAL RIGHTS AND WARRANTS (cost: $54,000)                                                                      692           .04





PREFERRED STOCKS  - 3.02%


FINANCIALS  - 2.98%
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (undated)
   (1) (4)                                                                              6,430,000            7,528
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred
   (undated) (1) (4)                                                                    6,075,000            6,886           .74
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual
   preferred (undated) (1) (4)                                                          8,030,000           10,015           .51
Fannie Mae, Series O, 7.00% preferred 2007  (4)  (6)                                      130,000            7,280           .37
Other securities                                                                                            26,528          1.36
                                                                                                            58,237          2.98

OTHER - 0.04%
Other securities                                                                                               819           .04
TOTAL PREFERRED STOCKS (cost: $54,946,000)                                                                  59,056          3.02



COMMON STOCKS  - 0.22%


TOTAL COMMON STOCKS (cost: $4,120,000)                                                                       4,226           .22





                                                                                        Principal           Market       Percent
                                                                                           amount            value        of net
SHORT-TERM SECURITIES  - 14.57%                                                             (000)            (000)        assets


Pfizer Inc  2.13%-2.23% due 1/18-2/1/2005 (3) (4)                                  $       39,250           39,184          2.01
Procter & Gamble Co. 1.97-2.14% due 1/21/2005 (4)                                          28,500           28,464          1.46
U.S. Treasury Bills 1.785%-2.05% due 1/20-3/10/2005                                        28,300           28,239          1.45
Coca-Cola Co. 2.15%-2.17% due 1/14-1/28/2005                                               17,100           17,081           .87
Tennessee Valley Authority 2.15% due 1/20/2005                                             16,400           16,380           .84
NetJets Inc. 2.03% due 1/14/2005 (4)                                                       15,600           15,587           .80
Harley-Davidson Funding Corp. 2.26% due 1/13/2005 (4)                                      15,250           15,238           .78
Scripps (E.W.) Co. 2.15% due 1/12/2005 (4)                                                 15,000           14,989           .77
SBC Communications Inc.  2.30% due 1/26/2005 (4)                                           15,000           14,975           .77
Hershey Foods Corp. 2.18% due 1/26/2005 (4)                                                13,800           13,778           .70
Abbott Laboratories Inc. 2.16%-2.25% due 1/18-1/20/2005 (4)                                12,500           12,486           .64
Three Pillars Funding, LLC  2.34% due 1/12/2005 (4)                                        12,000           11,991           .61
Private Export Funding Corp. 2.08% due 2/8/2005 (4)                                        10,000            9,975           .51
Freddie Mac 2.27%-2.373% due 2/1-3/8/2005 (3)                                               9,500            9,469           .48
Eli Lilly and Co. 2.01%-2.03% due 1/12-1/19/2005 (4)                                        9,200            9,193           .47
Wal-Mart Stores Inc. 2.21% due 1/26/2005  (4)                                               8,400            8,387           .43
General Electric Capital Corp. 2.20% due 1/3/2005                                           8,100            8,099           .41
Other securities                                                                                            11,187           .57
TOTAL SHORT-TERM SECURITIES (cost: $284,704,000)                                                           284,702         14.57
TOTAL INVESTMENT SECURITIES (cost: $1,874,512,000)                                                       1,949,500         99.78
OTHER ASSETS LESS LIABILITIES                                                                                4,245           .22
NET ASSETS                                                                                              $1,953,745       100.00%


"Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)  Coupon rate may change periodically.

(2) Index-linked bond whose principal amount moves with a government retail price index.

(3) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(4) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $508,896,000, which represented 26.05% of the net assets of the fund.

(5) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

(6)  Security did not produce income during the last 12 months.


See Notes to Financial Statements


HIGH INCOME BOND FUND
Summary investment portfolio                                December 31, 2004


                                                                                    Principal amount            Market      Percent
                                                                                               (000)             value       of net
Bonds & notes  - 77.67%                                                                                          (000)       assets


Consumer discretionary  - 22.73%
Ford Motor Credit Co. 7.375% 2009                                                      $       1,750     $      1,890
Ford Motor Credit Co. 7.875% 2010                                                             10,050           11,085        1.52%
General Motors Corp. 7.20% 2011                                                                1,000            1,027
General Motors Acceptance Corp. 4.56%-7.75% 2007-2014 (1)                                      7,450            7,690         1.02
Young Broadcasting Inc. 10.00% 2011                                                            6,392            6,855          .80
Cinemark USA, Inc. 9.00% 2013                                                                  4,545            5,210          .61
Carmike Cinemas, Inc. 7.50% 2014                                                               4,275            4,398          .52
Radio One, Inc., Series B, 8.875% 2011                                                         4,000            4,375          .51
Telenet Communications NV 9.00% 2013                                                   Euro    2,850            4,323          .51
Kabel Deutschland GmbH 10.625% 2014 (2)                                                $       3,480            4,019          .47
CanWest Media Inc. 8.00% 2012 (2)                                                              3,566            3,842          .45
Other securities                                                                                              139,409        16.32
                                                                                                              194,123        22.73

Telecommunication services  - 10.97%
Crown Castle International Corp. 7.50% 2013                                                    5,025            5,427
Crown Castle International Corp., Series B, 7.50% 2013                                         4,050            4,374
Crown Castle International Corp. 9.375%-10.75% 2011                                            1,600            1,770         1.35
American Tower Corp. 7.125% 2012 (2)                                                           8,115            8,338
American Tower Corp. 7.25%-9.375% 2009-2012                                                    3,005            3,180         1.35
Qwest Services Corp. 13.50% 2010 (2)                                                           4,824            5,825
Qwest Services Corp. 14.00% 2014 (2)                                                             400              508
Qwest Capital Funding Inc. 7.00%-7.75% 2006-2011                                               4,950            4,955         1.32
Nextel Communications, Inc. 6.875% 2013                                                        1,170            1,275
Nextel Communications, Inc. 7.375% 2015                                                        6,460            7,138          .99
British Telecommunications PLC 7.125% 2011 (1)                                         Euro    3,500            5,613          .66
Western Wireless Corp. 9.25% 2013                                                      $       3,925            4,288          .50
Other securities                                                                                               40,984         4.80
                                                                                                               93,675        10.97

Materials  - 10.97%
Freeport-McMoRan Copper & Gold Inc. 10.125% 2010                                               5,900            6,770          .79
Georgia-Pacific Corp. 8.125% 2011                                                              3,225            3,725          .44
Other securities                                                                                               83,180         9.74
                                                                                                               93,675        10.97

Industrials  - 6.80%
Laidlaw International, Inc. 10.75% 2011                                                        4,475            5,247          .61
Other securities                                                                                               52,804         6.19
                                                                                                               58,051         6.80

Utilities  - 6.04%
Edison Mission Energy 10.00% 2008                                                              1,750            2,017
Mission Energy Holding Co. 13.50% 2008                                                         2,100            2,630
Edison Mission Energy 7.73% 2009                                                               4,325            4,671
Edison Mission Energy 9.875% 2011                                                              3,200            3,808
Midwest Generation, LLC and Midwest Finance Corp. 8.75% 2034                                   2,200            2,508         1.83
AES Corp. 8.75% 2013 (2)                                                                       6,600            7,532
AES Gener SA 7.50% 2014 (2)                                                                    1,750            1,846
AES Corp. 9.375%-9.50% 2009-2010                                                               1,993            2,286         1.37
Dynegy Holdings Inc. 10.125% 2013 (2)                                                          4,025            4,629          .54
Nevada Power Co., General and Refunding Mortgage Notes, Series G, 9.00% 2013                   3,675            4,318          .50
Other securities                                                                                               15,362         1.80
                                                                                                               51,607         6.04

Consumer staples  - 5.49%
Burns Philp Capital Pty Ltd., Series B, 9.75% 2012                                             5,335            5,895
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc. 9.50%-10.75%
     2010-2011                                                                                 3,000            3,366         1.08
Fage Dairy Industry SA 9.00% 2007                                                              6,000            6,060          .71
Jean Coutu Group (PJC) Inc. 8.50% 2014 (2)                                                     5,075            5,227          .61
Other securities                                                                                               26,361         3.09
                                                                                                               46,909         5.49

Information technology  - 4.95%
Solectron Corp. 9.625% 2009                                                                    6,385            7,055          .83
Sanmina-SCI Corp. 10.375% 2010                                                                 5,750            6,627          .78
Xerox Corp. 7.125% 2010                                                                        3,575            3,879          .45
Other securities                                                                                               24,676         2.89
                                                                                                               42,237         4.95

Energy  - 3.07%
Premcor Refining Group Inc. 7.75% 2012                                                         3,900            4,319
Port Arthur Finance Corp. 12.50% 2009 (3)                                                        247              290
Premcor Refining Group Inc. 6.125%-9.50% 2010-2015                                             6,375            6,962         1.35
Petrozuata Finance, Inc., Series B, 8.22% 2017 (2)  (3)                                        3,755            3,769          .44
Other securities                                                                                               10,935         1.28
                                                                                                               26,275         3.07

Health care  - 2.44%
Quintiles Transnational Corp. 10.00% 2013                                                      5,625            6,328          .74
Other securities                                                                                               14,486         1.70
                                                                                                               20,814         2.44

Other - 4.21%
Other securities                                                                                               35,921         4.21


Total bonds & notes (cost: $624,722,000)                                                                      663,287        77.67



                                                                                 Shares or principal          Market      Percent
                                                                                              amount           value       of net
Convertible securities  - 3.66%                                                                                (000)       assets


Consumer discretionary  - 1.84%
Amazon.com, Inc. 6.875% PEACS convertible subordinated notes 2010                  Euro    7,350,000           10,204        1.19%
Other securities                                                                                                5,490          .65
                                                                                                               15,694         1.84

Information technology  - 0.65%
SCI Systems, Inc. 3.00% convertible subordinated debentures 2007                   $       2,000,000            1,940          .23
Other securities                                                                                                3,666          .42
                                                                                                                5,606          .65

Telecommunication services  - 0.33%
American Tower Corp. 5.00% convertible debentures 2010                             $       2,750,000            2,778          .32
Other securities                                                                                                   54          .01
                                                                                                                2,832          .33

Utilities  - 0.23%
AES Trust VII 6.00% convertible preferred 2008                                                40,000            1,944          .23

Other - 0.61%
Other securities                                                                                                5,161          .61


Total convertible securities (cost: $21,883,000)                                                               31,237         3.66



                                                                                              Shares           Market      Percent
                                                                                                                value       of net
Rights and warrants  - 0.01%                                                                                    (000)       assets


Telecommunication services  - 0.01%
American Tower Corp., warrants, expire 2008  (2)  (4)                                            250       $       58         .01%
Other securities                                                                                                    1          .00
Total rights and warrants (cost: $483,000)                                                                         59          .01



                                                                                              Shares           Market      Percent
                                                                                                                value       of net
Preferred stocks  - 2.94%                                                                                       (000)       assets


Financials  - 2.88%
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred
     (undated) (1) (2)                                                                     5,500,000      $     6,439
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred
     (undated) (1) (2)                                                                     2,000,000            2,267        1.02%
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred
     (undated) (1) (2)                                                                     5,114,000            5,982          .70
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital
     securities  (2)                                                                         160,000            4,340          .51
Other securities                                                                                                5,531          .65
                                                                                                               24,559         2.88

Other - 0.06%
Other securities                                                                                                  527          .06


Total preferred stocks (cost: $20,920,000)                                                                     25,086         2.94



                                                                                              Shares           Market      Percent
                                                                                                                value       of net
Common stocks  - 3.15%                                                                                          (000)       assets


Telecommunication services  - 2.05%
NTELOS Inc.  (2)  (4)  (5)                                                                   357,036     $     13,050        1.53%
Nextel Communications, Inc., Class A  (4)                                                    100,499            3,015          .35
Other securities                                                                                                1,462          .17
                                                                                                               17,527         2.05

Other - 1.10%
Other securities                                                                                                9,391         1.10


Total common stocks (cost: $23,125,000)                                                                        26,918         3.15



                                                                                    Principal amount            Market      Percent
                                                                                               (000)             value       of net
Short-term securities  - 10.86%                                                                                  (000)       assets


Abbott Laboratories Inc. 2.17% due 1/25/2005 (2)                                       $      10,800     $     10,784        1.26%
Three Pillars Funding, LLC 2.35% due 1/18/2005 (2)                                            10,700           10,687         1.25
First Data Corp. 2.28% due 1/19/2005                                                           9,400            9,389         1.10
Variable Funding Capital Corp. 2.17% due 1/10/2005 (2)                                         8,600            8,595         1.01
Federal Home Loan Bank 2.155% due 1/21/2005                                                    8,200            8,190          .96
3M Co. 2.14% due 1/7/2005                                                                      8,000            7,996          .94
NetJets Inc. 2.27% due 1/26/2005 (2)                                                           6,900            6,889          .81
Triple-A One Funding Corp. 2.35% due 1/20/2005 (2)                                             6,500            6,491          .76
General Electric Capital Corp. 2.20% due 1/3/2005                                              6,200            6,199          .72
Coca-Cola Co. 2.26% due 1/21/2005                                                              5,000            4,993          .58
Eli Lilly and Co. 2.27% due 2/1/2005  (2)  (6)                                                 4,400            4,391          .51
CAFCO, LLC 2.27% due 1/4/2005 (2)                                                              4,200            4,199          .49
Caterpillar Financial Services Corp. 2.27% due 1/20/2005                                       4,000            3,995          .47
TOTAL SHORT-TERM SECURITIES (cost: 92,798,000)                                                                 92,798        10.86

TOTAL INVESTMENT SECURITIES (cost: $783,931,000)                                                              839,385        98.29
Other assets less liabilities                                                                                  14,611         1.71
NET ASSETS                                                                                                   $853,996      100.00%

"Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)  Coupon rate may change periodically.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $239,678,000, which represented 28.07% of the net assets of the fund.

(3) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

(4)  Security did not produce income during the last 12 months.

(5) Valued under fair value procedures adopted by authority of the Board of Trustees.

(6) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.


See Notes to Financial Statements


U.S. GOVERNMENT / AAA-RATED SECURITIES FUND
Summary investment portfolio                                December 31, 2004


                                                                                     Principal          Market        Percent
                                                                                        amount           value         of net
Bonds & notes  - 95.05%                                                                  (000)           (000)         assets


Mortgage - backed obligations (1)  - 35.17%
Fannie Mae:
 5.50% 2017                                                                            $ 4,655         $ 4,822
 Series 1997-M6, Class ZA, 6.85% 2026 (2)                                                8,862           9,666
 4.201% 2033 (3)                                                                         4,989           5,025
 6.00% 2035                                                                             36,110          37,323
 4.769%-12.018% 2008-2042 (3)                                                           24,452          26,148          13.52
Government National Mortgage Assn.:
 6.00% 2033 (2)                                                                         13,899          14,382
 6.00% 2033                                                                              3,472           3,593
 6.50% 2034                                                                              4,325           4,475
 5.00% 2035                                                                              3,750           3,747
 3.624%-9.50% 2009-2032                                                                 13,006          13,762           6.51
Freddie Mac:
 6.00% 2033                                                                              9,000           9,303
 1.876%-11.00% 2006-2034 (3)                                                             8,192           8,507           2.90
Morgan Stanley Capital I, Inc.:
 Series 1998-HF2, Class A-2, 6.48% 2030                                                  6,480           6,979
 3.078%-6.01% 2016-2030 (3)   (4)                                                        2,083           2,097           1.48
CS First Boston Mortgage Securities Corp. 4.334%-7.00% 2033-2040 (3)                     8,442           8,675           1.42
Other securities                                                                                        57,325           9.34
                                                                                                       215,829          35.17

U.S. Treasury bonds & notes - 32.78% U.S. Treasury Obligations:
 1.625% 2005                                                                            15,500          15,368
 5.75% 2005                                                                             20,500          21,028
 5.625% 2006                                                                             4,700           4,846
 6.875% 2006                                                                             6,850           7,212
 3.25% 2007                                                                             28,440          28,487
 4.375% 2007                                                                             3,875           3,982
 6.625% 2007                                                                             5,750           6,203
 3.625% 2008  (5)                                                                        5,021           5,472
 5.625% 2008                                                                             8,500           9,117
 3.875% 2009  (5)                                                                        3,491           3,914
 5.75% 2010                                                                             11,100          12,222
 8.875% 2017                                                                             3,690           5,227
 8.125% 2019                                                                             7,650          10,453
 8.875% 2019                                                                             5,595           8,059
 Principal Strip 0% 2019                                                                 8,635           4,355
 6.875% 2025                                                                            16,625          20,924
 5.25% 2029                                                                             26,475          27,733
 6.25%-7.875% 2006-2021                                                                  5,650           6,576          32.78
                                                                                                       201,178          32.78

Federal agency obligations  - 13.06%
Federal Home Loan Bank:
 2.00% 2006                                                                              6,745           6,662
 2.375% 2006                                                                             6,495           6,436
 3.75% 2007 (2)                                                                          9,710           9,754
 3.375%-4.50% 2007-2012                                                                  4,750           4,766           4.50
Fannie Mae:
 4.25% 2007                                                                              2,125           2,167
 6.00% 2008 (2)                                                                          7,000           7,523
 6.25% 2029                                                                              3,880           4,409
 7.25% 2030                                                                              4,850           6,185           3.30
Small Business Administration:
 Series 2001-20F, 6.44% 2021 (1)                                                         4,157           4,491
 Series 2003-20B, 4.84% 2023 (1)                                                         3,507           3,549
 4.75%-6.625% 2021-2022 (1)                                                              8,055           8,393           2.68
Freddie Mac:
 6.625% 2009                                                                             5,500           6,145
 1.50%-1.875% 2005-2031                                                                  3,160           3,185           1.52
Other securities                                                                                         6,500           1.06
                                                                                                        80,165          13.06

Asset backed  (1) - 12.54%
WFS Financial Owner Trust 2.81%-3.50% 2010-2011                                          6,250           6,223           1.01
World Omni Auto Receivables Trust, Series 2002-A, Class A-4, 4.05% 2009                  6,000           6,047            .98
CWABS, Inc., Series 2004-12, Class 2-AV-2, 2.698% 2033 (3)                               4,000           4,002            .65
Other securities                                                                                        60,707           9.90
                                                                                                        76,979          12.54

Other - 1.50%                                                                                            9,219           1.50



Total bonds & notes (cost: $570,782,000)                                                               583,370          95.05



                                                                                     Principal          Market        Percent
                                                                                        amount           value         of net
Short-term securities  - 10.91%                                                          (000)           (000)         assets



Triple-A One Funding Corp. 2.35% due 1/20/2005 (4)                                     $ 7,000         $ 6,991           1.14
Harley-Davidson Funding Corp. 2.26% due 1/27/2005 (4)                                    7,000           6,988           1.14
PepsiCo Inc. 2.27% due 1/21/2005 (4)                                                     6,400           6,391           1.04
FCAR Owner Trust I 2.25% due 1/6/2005                                                    6,100           6,098            .99
Procter & Gamble Co. 2.26% due 1/14/2005 (4)                                             5,000           4,996            .82
Three Pillars Funding, LLC 2.35% due 1/18/2005 (4)                                       5,000           4,994            .82
Caterpillar Financial Services Corp. 2.27% due 1/20/2005                                 5,000           4,994            .82
Wal-Mart Stores Inc. 2.21% due 1/26/2005 (4)                                             5,000           4,992            .81
CAFCO, LLC  2.33% due 1/31/2005 (4)                                                      5,000           4,990            .81
Coca-Cola Co. 2.26% due 1/21/2005                                                        4,500           4,494            .73
NetJets Inc. 2.27% due 1/26/2005 (4)                                                     4,500           4,493            .73
Pfizer Inc 2.01% due 1/4/2005 (4)                                                        4,000           3,999            .65
Other securities                                                                                         2,499            .41


Total short-term securities (cost: $66,919,000)                                                         66,919          10.91


Total investment securities (cost: $637,701,000)                                                       650,289         105.96
Other assets less liabilities                                                                          (36,569)         (5.96)

Net assets                                                                                           $ 613,720         100.00

"Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

(2) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(3)  Coupon rate may change periodically.

(4) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $86,404,000, which represented 14.08% of the net assets of the fund.

(5) Index-linked bond whose principal amount moves with a government retail price index.


See Notes to Financial Statements


CASH MANAGEMENT FUND
Investment portfolio                                         December 31, 2004


                                                                                        Principal           Market          Percent
                                                                                           amount            value           of net
Short-term securities  - 99.66%                                                             (000)            (000)           assets


Corporate short-term notes  -  81.81%
SBC Communciations Inc. 2.30%-2.34% due 1/26-2/9/2005 (1)                                  $8,800           $8,785            4.21%
Abbott Laboratories Inc. 2.15%-2.23% due 1/18-2/1/2005 (1)                                  7,900            7,889             3.78
Household Finance Corp. 2.26% due 1/14/2005                                                 7,500            7,493             3.59
Park Avenue Receivables Corp. 2.28% due 1/12/2005 (1)                                       7,300            7,295             3.50
PepsiCo Inc. 2.24% due 1/13/2005 (1)                                                        7,300            7,294             3.50
Dexia Delaware LLC 2.37% due 2/14/2005                                                      7,100            7,079             3.40
Sheffield Receivables Corp. 2.04% due 1/6/2005 (1)                                          7,000            6,998             3.36
KfW International Finance Inc. 2.22% due 1/6/2005 (1)                                       7,000            6,997             3.36
3M Co. 2.14% due 1/7/2005                                                                   7,000            6,997             3.36
Three Pillars Funding, LLC 2.22% due 1/7/2005 (1)                                           7,000            6,997             3.36
DuPont (E.I.) de Nemours & Co. 2.16% due 1/18/2005                                          7,000            6,992             3.35
Ciesco LLC 2.30% due 1/20/2005                                                              7,000            6,991             3.35
Kimberly-Clark Worldwide Inc. 2.20% due 1/25/2005 (1)                                       7,000            6,989             3.35
Hershey Foods Corp. 2.27% due 2/11/2005 (1)                                                 7,000            6,981             3.35
Coca-Cola Co. 2.06% due 1/10/2005                                                           6,400            6,396             3.07
ING (U.S.) Funding LLC 2.37% due 2/22/2005                                                  6,200            6,178             2.96
Variable Funding Capital Corp. 2.33% due 1/31/2005 (1)                                      6,000            5,988             2.87
United Parcel Service Inc. 2.27% due 2/3-2/8/2005                                           5,800            5,788             2.78
Caterpillar Financial Services Corp. 2.27% due 1/18/2005                                    5,400            5,394             2.59
IBM Credit Corp. 2.26% due 2/1/2005                                                         5,400            5,389             2.58
Bellsouth Corp. 2.22% due 1/13/2005 (1)                                                     5,100            5,096             2.44
First Data Corp. 2.28% due 1/19/2005                                                        5,000            4,994             2.40
Thunder Bay Funding, LLC 2.34% due 2/4/2005 (1)                                             4,900            4,889             2.34
Gannett Co. 2.20% due 1/21/2005 (1)                                                         4,700            4,694             2.25
Anheuser-Busch Cos. Inc. 2.30% due 2/16/2005 (1)                                            4,700            4,686             2.25
Rabobank USA Financial Corp. 2.30% due 2/1/2005                                             3,800            3,792             1.82
American Honda Finance Corp. 2.26% due 1/20/2005                                            3,500            3,496             1.68
New Center Asset Trust 2.25% due 1/31/2005                                                  2,000            1,996              .96
                                                                                                           170,553            81.81

Federal agency discount notes  -  9.97%
Federal Home Loan Bank 2.18% due 1/5/2005                                                   9,800            9,797             4.70
International Bank for Reconstruction and Development 2.08% due 1/24/2005                   6,000            5,991             2.87
Tennessee Valley Authority 2.15% due 1/20/2005                                              5,000            4,994             2.40
                                                                                                            20,782             9.97

U.S. Treasuries  -  7.88%
U.S. Treasury Bills 2.039%-2.05% due 3/3-3/10/2005                                         16,500           16,440             7.88

Total investment securities (cost: $207,773,000)                                                           207,775            99.66
Other assets less liabilities                                                                                  711              .34

Net assets                                                                                                $208,486          100.00%

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $91,578,000, which represented 43.93% of the net assets of the fund.

See Notes to Financial Statements



FINANCIAL STATEMENTS
Statement of assets and liabilities
at December 31, 2004                          (dollars and shares in thousands,
                                                      except per-share amounts)

                                                                         Global          Global      Global Small
                                                                      Discovery          Growth    Capitalization            Growth
                                                                           Fund            Fund              Fund              Fund
ASSETS:

Investment securities at market                                        $ 71,102     $ 2,012,354        $ 1,393,915     $ 16,323,164
Cash denominated in non-U.S. currencies                                      18             681                561            3,887
Cash                                                                        112              76              3,503               81
Receivables for:
 Sales of investments                                                       173           3,751              4,768              788
 Sales of fund's shares                                                     102           1,126                304           10,532
 Open forward currency contracts                                              -               -                  -                -
 Dividends and interest                                                      39           3,054              2,774           17,089
Other assets                                                                  -              16                  -              267
                                                                         71,546       2,021,058          1,405,825       16,355,808
LIABILITIES:
Payables for:
 Purchases of investments                                                   262          21,189             10,695           24,371
 Repurchases of fund's shares                                                 2             470              1,733            9,396
 Open forward currency contracts                                              -               -                  -                -
 Investment advisory services                                                32             929                813            4,346
 Distribution services                                                       11             367                243            2,551
 Deferred Trustees' compensation                                              -              25                 12              451
 Other fees and expenses                                                      1              84              1,131              129
                                                                            308          23,064             14,627           41,244
NET ASSETS AT DECEMBER 31, 2004 (Total: $53,312,806)                   $ 71,238     $ 1,997,994        $ 1,391,198     $ 16,314,564

Investment securities at cost                                          $ 62,592     $ 1,659,590        $ 1,087,156     $ 13,144,458
Cash denominated in non-U.S. currencies at cost                              17             635                525            3,654

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                       $ 62,808     $ 1,782,428        $ 1,155,783     $ 13,580,829
Undistributed (accumulated) net investment income (loss)                   (144)         15,202             (3,232)          47,193
Undistributed (accumulated) net realized gain (loss)                         63        (152,488)           (67,080)        (492,442
Net unrealized appreciation                                               8,511         352,852            305,727        3,178,984
NET ASSETS AT DECEMBER 31, 2004                                        $ 71,238     $ 1,997,994        $ 1,391,198     $ 16,314,564

Shares of beneficial interest issued and outstanding - unlimited shares authorized:

Class 1:
 Net Assets (Total:  $11,881,121)                                      $ 20,146       $ 201,931          $ 193,465      $ 3,743,772
 Shares outstanding                                                       1,868          11,663             11,285           72,844
 Net asset value per share                                              $ 10.79         $ 17.31            $ 17.14          $ 51.39
Class 2:
 Net Assets (Total:  $40,073,495)                                      $ 51,092     $ 1,796,063        $ 1,197,733     $ 12,054,703
 Shares outstanding                                                       4,749         104,214             70,360          235,916
 Net asset value per share                                              $ 10.76         $ 17.23            $ 17.02          $ 51.10
Class 3: (1)
 Net Assets (Total:  $1,358,190)                                              -               -                  -        $ 516,089
 Shares outstanding                                                           -               -                  -           10,044
 Net asset value per share                                                    -               -                  -          $ 51.38

(1) Class 3 shares began operations on January 16, 2004.

See Notes to Financial Statements




FINANCIAL STATEMENTS
Statement of assets and liabilities
at December 31, 2004                           (dollars and shares in thousands,
                                                       except per-share amounts)

                                                                                                      Blue Chip
                                                                    International     New World      Income and   Growth-Income
                                                                             Fund          Fund     Growth Fund            Fund
ASSETS:

Investment securities at market                                       $ 4,363,415     $ 433,455     $ 2,485,324    $ 17,910,273
Cash denominated in non-U.S. currencies                                     2,908           391               -           4,493
Cash                                                                          182           101             129             181
Receivables for:
 Sales of investments                                                       1,048         1,252               -           9,943
 Sales of fund's shares                                                     2,800           952           2,046          14,185
 Open forward currency contracts                                                -             -               -               -
 Dividends and interest                                                     6,415         1,903           2,704          21,625
Other assets                                                                    -             3               -             180
                                                                        4,376,768       438,057       2,490,203      17,960,880
LIABILITIES:
Payables for:
 Purchases of investments                                                   5,029         1,396          11,140          94,933
 Repurchases of fund's shares                                               4,076             -               -           3,108
 Open forward currency contracts                                                -             -               -               -
 Investment advisory services                                               1,784           285             864           4,008
 Distribution services                                                        572            76             486           2,786
 Deferred Trustees' compensation                                              213             3               7             530
 Other fees and expenses                                                    2,833           431              12             107
                                                                           14,507         2,191          12,509         105,472
NET ASSETS AT DECEMBER 31, 2004 (Total: $53,312,806)                  $ 4,362,261     $ 435,866     $ 2,477,694    $ 17,855,408

Investment securities at cost                                         $ 3,381,066     $ 330,837     $ 2,119,596    $ 15,010,049
Cash denominated in non-U.S. currencies at cost                             2,775           371               -           4,148

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                      $ 3,643,158     $ 349,701     $ 2,091,781    $ 14,828,128
Undistributed (accumulated) net investment income (loss)                  (10,942)        1,706          27,125          57,192
Undistributed (accumulated) net realized gain (loss)                     (249,896)      (17,781)         (6,940)         69,534
Net unrealized appreciation                                               979,941       102,240         365,728       2,900,554
NET ASSETS AT DECEMBER 31, 2004                                       $ 4,362,261     $ 435,866     $ 2,477,694    $ 17,855,408

Shares of beneficial interest issued and outstanding - unlimited shares authorized:

Class 1:
 Net Assets (Total:  $11,881,121)                                     $ 1,495,224      $ 62,546       $ 129,247     $ 4,212,769
 Shares outstanding                                                        94,514         4,480          12,595         114,451
 Net asset value per share                                                $ 15.82       $ 13.96         $ 10.26         $ 36.81
Class 2:
 Net Assets (Total:  $40,073,495)                                     $ 2,751,967     $ 373,320     $ 2,348,447    $ 13,105,197
 Shares outstanding                                                       174,249        26,879         230,305         357,699
 Net asset value per share                                                $ 15.79       $ 13.89         $ 10.20         $ 36.64
Class 3: (1)
 Net Assets (Total:  $1,358,190)                                        $ 115,070             -               -       $ 537,442
 Shares outstanding                                                         7,276             -               -          14,605
 Net asset value per share                                                $ 15.82             -               -         $ 36.80

(1) Class 3 shares began operations on January 16, 2004.

See Notes to Financial Statements



FINANCIAL STATEMENTS
Statement of assets and liabilities
at December 31, 2004                           (dollars and shares in thousands,
                                                       except per-share amounts)

                                                                                                       U.S. Government/
                                                                Fund Asset                 High-Income      AAA-Rated         Cash
                                                                Allocation          Bond          Bond     Securities   Management
                                                                      Fund          Fund          Fund           Fund         Fund
ASSETS:

Investment securities at market                                $ 4,845,614   $ 1,949,500     $ 839,385      $ 650,289    $ 207,775
Cash denominated in non-U.S. currencies                              3,675             -             -              -            -
Cash                                                                   193         1,606            94            128          100
Receivables for:
 Sales of investments                                                    -            10           460             75            -
 Sales of fund's shares                                              3,876         1,410           469            379        1,071
 Open forward currency contracts                                         3             -             2              -            -
 Dividends and interest                                             19,058        25,648        14,923          4,915            -
Other assets                                                            87             -             -              -            -
                                                                 4,872,506     1,978,174       855,333        655,786      208,946
LIABILITIES:
Payables for:
 Purchases of investments                                           92,852        22,979           534         41,152            -
 Repurchases of fund's shares                                          539           304           288            572          356
 Open forward currency contracts                                       222            77            25              -            -
 Investment advisory services                                        1,314           672           332            227           54
 Distribution services                                                 798           367            99             67           26
 Deferred Trustees' compensation                                       119            20            54             45           23
 Other fees and expenses                                                26            10             5              3            1
                                                                    95,870        24,429         1,337         42,066          460
NET ASSETS AT DECEMBER 31, 2004 (Total: $53,312,806)           $ 4,776,636   $ 1,953,745     $ 853,996      $ 613,720    $ 208,486

Investment securities at cost                                  $ 4,283,540   $ 1,874,512     $ 783,931      $ 637,701    $ 207,773
Cash denominated in non-U.S. currencies at cost                      3,502             -             -              -            -

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest               $ 4,241,826   $ 1,801,877     $ 893,144      $ 585,586    $ 206,594
Undistributed (accumulated) net investment income (loss)            22,137        79,896        50,335         23,605        1,893
Undistributed (accumulated) net realized gain (loss)               (49,179)       (3,029)     (145,007)        (8,059)          (3)
Net unrealized appreciation                                        561,852        75,001        55,524         12,588            2
NET ASSETS AT DECEMBER 31, 2004                                $ 4,776,636   $ 1,953,745     $ 853,996      $ 613,720    $ 208,486

Shares  of  beneficial  interest  issued  and  outstanding
- unlimited  shares authorized:

Class 1:
 Net Assets (Total:  $11,881,121)                                $ 899,324     $ 194,733     $ 363,910      $ 286,064     $ 77,990
 Shares outstanding                                                 58,045        16,829        28,232         23,700        7,032
 Net asset value per share                                         $ 15.49       $ 11.57       $ 12.89        $ 12.07      $ 11.09
Class 2:
 Net Assets (Total:  $40,073,495)                              $ 3,796,348   $ 1,759,012     $ 444,438      $ 284,610    $ 110,565
 Shares outstanding                                                246,272       153,191        34,699         23,719       10,003
 Net asset value per share                                         $ 15.42       $ 11.48       $ 12.81        $ 12.00      $ 11.05
Class 3: (1)
 Net Assets (Total:  $1,358,190)                                  $ 80,964             -      $ 45,648       $ 43,046     $ 19,931
 Shares outstanding                                                  5,227             -         3,548          3,573        1,800
 Net asset value per share                                         $ 15.49             -       $ 12.87        $ 12.05      $ 11.07

(1) Class 3 shares began operations on January 16, 2004.

See Notes to Financial Statements




STATEMENT OF OPERATIONS
for the year ended December 31, 2004                     (dollars in thousands)


                                                                           Global        Global      Global Small
                                                                        Discovery        Growth    Capitalization         Growth
                                                                             Fund          Fund              Fund           Fund
Investment income:
Income (net of non-U.S. withholding tax):
 Interest                                                                   $ 218       $ 4,375           $ 1,222       $ 17,085
 Dividends                                                                    566        23,980             9,233        129,437
                                                                              784        28,355            10,455        146,522
Fees and expenses:
 Investment advisory services                                                 316         9,639             8,294         46,878
 Distribution services - Class 2                                               90         3,450             2,262         23,283
 Distribution services - Class 3                                                -             -                 -            892
 Transfer agent services                                                        -             2                 1             15
 Reports to shareholders                                                        1            32                23            280
 Registration statement and prospectus                                          1            38                25            330
 Postage, stationery and supplies                                               1            17                12            142
 Trustees' compensation                                                         1            17                11            183
 Auditing and legal                                                             1            30                23            231
 Custodian                                                                      9           416               313            765
 State and local taxes                                                          -            13                 9            113
 Other                                                                          3            10                19             41
 Total expenses before waiver                                                 423        13,664            10,992         73,153
  Waiver of expenses                                                            6           179               154            859
 Total expenses after waiver                                                  417        13,485            10,838         72,294
Net investment income (loss)                                                  367        14,870              (383)        74,228

Net realized gain (loss) and unrealized
 appreciation (depreciation) on investments
 and non-U.S. currency:
Net realized gain (loss) on:
 Investments                                                                1,681        66,031            89,209        507,487
 Non-U.S. currency transactions                                                10           (86)               31           (817)
                                                                            1,691        65,945            89,240        506,670
Net unrealized appreciation (depreciation) on:
 Investments                                                                3,917       140,041           128,382      1,117,427
 Non-U.S. currency translations                                                 -            51                15             30
                                                                            3,917       140,092           128,397      1,117,457
Net realized gain (loss) and
 unrealized appreciation (depreciation)
 on investments and non-U.S. currency                                       5,608       206,037           217,637      1,624,127
Net increase in net assets resulting
 from operations                                                          $ 5,975     $ 220,907         $ 217,254    $ 1,698,355




STATEMENT OF OPERATIONS
for the year ended December 31, 2004                     (dollars in thousands)

                                                                                                        Blue Chip        Growth-
                                                                    International     New World        Income and         Income
                                                                             Fund          Fund       Growth Fund           Fund
Investment income:
Income (net of non-U.S. withholding tax):
 Interest                                                                 $ 6,883       $ 3,529           $ 2,294       $ 36,894
 Dividends                                                                 66,276         5,557            38,955        221,035
                                                                           73,159         9,086            41,249        257,929
Fees and expenses:
 Investment advisory services                                              18,618         2,826             9,011         43,883
 Distribution services - Class 2                                            4,835           701             4,685         25,505
 Distribution services - Class 3                                              190             -                 -            953
 Transfer agent services                                                        4             -                 2             17
 Reports to shareholders                                                       72             7                41            309
 Registration statement and prospectus                                         84             8                47            363
 Postage, stationery and supplies                                              37             4                21            156
 Trustees' compensation                                                        60             3                19            207
 Auditing and legal                                                            63            10                34            255
 Custodian                                                                  1,499           225                29            357
 State and local taxes                                                         29             3                16            125
 Other                                                                        106            13                 4             57
 Total expenses before waiver                                              25,597         3,800            13,909         72,187
  Waiver of expenses                                                          342            53               167            788
 Total expenses after waiver                                               25,255         3,747            13,742         71,399
Net investment income (loss)                                               47,904         5,339            27,507        186,530

Net realized gain (loss) and unrealized
 appreciation (depreciation) on investments
 and non-U.S. currency:
Net realized gain (loss) on:
 Investments                                                              163,309         9,843            19,054        383,906
 Non-U.S. currency transactions                                               108            (2)                -            (71)
                                                                          163,417         9,841            19,054        383,835
Net unrealized appreciation (depreciation) on:
 Investments                                                              447,141        47,477           155,177        997,783
 Non-U.S. currency translations                                               644            (1)                -            (17)
                                                                          447,785        47,476           155,177        997,766
Net realized gain (loss) and
 unrealized appreciation (depreciation)
 on investments and non-U.S. currency                                     611,202        57,317           174,231      1,381,601
Net increase in net assets resulting
 from operations                                                        $ 659,106      $ 62,656         $ 201,738    $ 1,568,131



STATEMENT OF OPERATIONS
for the year ended December 31, 2004                     (dollars in thousands)

                                                                                                   U.S. Government/
                                                                  Asset                      High        AAA-Rated         Cash
                                                             Allocation        Bond        Income       Securities   Management
                          Fund Fund Bond Fund Fund Fund
Investment income:
Income (net of non-U.S. withholding tax):
 Interest                                                      $ 63,042    $ 91,349      $ 55,163         $ 26,199      $ 3,097
 Dividends                                                       56,758         660         1,513                -            -
                                                                119,800      92,009        56,676           26,199        3,097
Fees and expenses:
 Investment advisory services                                    14,313       7,486         3,846            2,893          808
 Distribution services - Class 2                                  7,453       3,772           904              676          280
 Distribution services - Class 3                                    140           -            82               82           39
 Transfer agent services                                              4           2             1                1            -
 Reports to shareholders                                             81          36            17               14            5
 Registration statement and prospectus                               95          41            20               17            6
 Postage, stationery and supplies                                    41          18             8                6            2
 Trustees' compensation                                              52          18            14               12            5
 Auditing and legal                                                  68          27            14               11            4
 Custodian                                                           91          33            18               10            4
 State and local taxes                                               32          14             7                6            2
 Other                                                                7           3             2               15            1
 Total expenses before waiver                                    22,377      11,450         4,933            3,743        1,156
  Waiver of expenses                                                260         135            66               47           12
 Total expenses after waiver                                     22,117      11,315         4,867            3,696        1,144
Net investment income (loss)                                     97,683      80,694        51,809           22,503        1,953

Net realized gain (loss) and unrealized
 appreciation (depreciation) on investments
 and non-U.S. currency:
Net realized gain (loss) on:
 Investments                                                     18,226      19,816        12,330            3,990           (3)
 Non-U.S. currency transactions                                    (845)         71            18                -            -
                                                                 17,381      19,887        12,348            3,990           (3)
Net unrealized appreciation (depreciation) on:
 Investments                                                    227,156      (1,415)        8,128           (5,548)           2
 Non-U.S. currency translations                                    (317)        (77)          (23)               -            -
                                                                226,839      (1,492)        8,105           (5,548)           2
Net realized gain (loss) and
 unrealized appreciation (depreciation)
 on investments and non-U.S. currency                           244,220      18,395        20,453           (1,558)          (1)
Net increase in net assets resulting
 from operations                                              $ 341,903    $ 99,089      $ 72,262         $ 20,945      $ 1,952


See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS            (dollars and shares in thousands)


                                                                         Global Discovery Fund              Global Growth Fund
                                                                       Year ended     Year ended        Year ended      Year ended
                                                                     December 31,   December 31,      December 31,    December 31,
                                                                             2004           2003              2004            2003
Operations:
Net investment income (loss)                                                $ 367          $ 112          $ 14,870         $ 6,650
Net realized gain (loss) on investments and
 non-U.S. currency transactions                                             1,691            337            65,945         (38,401)
Net unrealized appreciation (depreciation)
 on investments and non-U.S. currency translations                          3,917          8,358           140,092         327,437
 Net increase in net assets
  resulting from operations                                                 5,975          8,807           220,907         295,686

Dividends and distributions paid to
 shareholders:
Dividends from net investment income:
  Class 1                                                                    (169)           (61)           (1,100)           (944)
  Class 2                                                                    (325)           (46)           (6,020)         (3,011)
  Class 3                                                                       -              -                 -               -
   Total dividends from net investment income                                (494)          (107)           (7,120)         (3,955)
Distributions from net realized gain
 on investments:
 Long-term net realized gains:
  Class 1                                                                    (213)             -                 -               -
  Class 2                                                                    (534)             -                 -               -
   Total distributions from net realized gain on
    investments                                                              (747)             -                 -               -
 Total dividends and distributions paid
  to shareholders                                                          (1,241)          (107)           (7,120)         (3,955)

Capital share transactions:
 Class 1:
  Proceeds from shares sold                                                 2,890         10,715             9,526           7,365
  Proceeds from reinvestment of dividends and distributions                   382             61             1,100             944
  Cost of shares repurchased                                               (1,939)        (7,995)          (20,383)        (19,824)
   Net increase (decrease) from Class 1 transactions                        1,333          2,781            (9,757)        (11,515)
 Class 2:
  Proceeds from shares sold                                                26,637         13,297           550,954         275,010
  Proceeds from reinvestment of dividends and distributions                   859             46             6,020           3,011
  Cost of shares repurchased                                               (3,046)        (3,319)          (32,810)        (32,091)
   Net increase (decrease) from Class 2 transactions                       24,450         10,024           524,164         245,930
 Class 3:
  Proceeds from shares issued in connection with substitution of
   Anchor Pathway Fund                                                          -              -                 -               -
  Proceeds from shares sold                                                     -              -                 -               -
  Proceeds from reinvestment of dividends and distributions                     -              -                 -               -
  Cost of shares repurchased                                                    -              -                 -               -
   Net increase from Class 3 transactions                                       -              -                 -               -
 Net increase (decrease) in net assets resulting from
  capital share transactions                                               25,783         12,805           514,407         234,415

Total increase (decrease) in net assets                                    30,517         21,505           728,194         526,146

Net assets:
Beginning of year                                                          40,721         19,216         1,269,800         743,654
End of year                                                              $ 71,238       $ 40,721       $ 1,997,994     $ 1,269,800
Undistributed (accumulated)
 net investment income (loss)                                              $ (144)         $ (11)         $ 15,202         $ 6,162

Shares of beneficial interest:
 Class 1:
  Shares sold                                                                 282          1,274               598             546
  Shares issued on reinvestment of dividends and distributions                 36              6                71              75
  Shares repurchased                                                         (193)          (966)           (1,301)         (1,671)
   Net increase (decrease) in shares outstanding                              125            314              (632)         (1,050)
 Class 2:
  Shares sold                                                               2,612          1,525            34,955          21,120
  Shares issued on reinvestment of dividends and distributions                 82              5               388             239
  Shares repurchased                                                         (303)          (392)           (2,075)         (2,717)
   Net increase  (decrease) in shares outstanding                           2,391          1,138            33,268          18,642
 Class 3:
  Shares issued in connection with substitution of
   Anchor Pathway Fund                                                          -              -                 -               -
  Shares sold                                                                   -              -                 -               -
  Shares issued on reinvestment of dividends and distributions                  -              -                 -               -
  Shares repurchased                                                            -              -                 -               -
   Net increase in shares outstanding                                           -              -                 -               -

(1) Class 3 shares began operations on January 16, 2004.

See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS            (dollars and shares in thousands)

                                                                              Global Small
                                                                          Capitalization Fund                 Growth Fund
                                                                       Year ended     Year ended        Year ended      Year ended
                                                                     December 31,   December 31,      December 31,    December 31,
                                                                             2004           2003           2004 (1)           2003
Operations:
Net investment income (loss)                                               $ (383)      $ (1,208)         $ 74,228        $ 21,537
Net realized gain (loss) on investments and
 non-U.S. currency transactions                                            89,240         (1,616)          506,670         213,341
Net unrealized appreciation (depreciation)
 on investments and non-U.S. currency translations                        128,397        242,942         1,117,457       2,321,011
 Net increase in net assets
  resulting from operations                                               217,254        240,118         1,698,355       2,555,889

Dividends and distributions paid to
 shareholders:
Dividends from net investment income:
  Class 1                                                                       -           (987)          (13,057)        (13,122)
  Class 2                                                                       -         (2,385)          (18,656)         (6,452)
  Class 3                                                                       -              -            (1,084)              -
   Total dividends from net investment income                                   -         (3,372)          (32,797)        (19,574)
Distributions from net realized gain
 on investments:
 Long-term net realized gains:
  Class 1                                                                       -              -                 -               -
  Class 2                                                                       -              -                 -               -
   Total distributions from net realized gain on
    investments                                                                 -              -                 -               -
 Total dividends and distributions paid
  to shareholders                                                               -         (3,372)          (32,797)        (19,574)

Capital share transactions:
 Class 1:
  Proceeds from shares sold                                                21,865         18,764             9,561          14,458
  Proceeds from reinvestment of dividends and distributions                     -            987            13,057          13,122
  Cost of shares repurchased                                              (24,748)       (18,216)         (583,736)       (426,449)
   Net increase (decrease) from Class 1 transactions                       (2,883)         1,535          (561,118)       (398,869)
 Class 2:
  Proceeds from shares sold                                               387,529        234,453         3,801,954       2,696,826
  Proceeds from reinvestment of dividends and distributions                     -          2,385            18,656           6,452
  Cost of shares repurchased                                              (38,590)       (44,802)          (75,764)        (60,699)
   Net increase (decrease) from Class 2 transactions                      348,939        192,036         3,744,846       2,642,579
 Class 3:
  Proceeds from shares issued in connection with substitution of
   Anchor Pathway Fund                                                          -              -           575,620               -
  Proceeds from shares sold                                                     -              -             3,544               -
  Proceeds from reinvestment of dividends and distributions                     -              -             1,084               -
  Cost of shares repurchased                                                    -              -           (98,913)              -
   Net increase from Class 3 transactions                                       -              -           481,335               -
 Net increase (decrease) in net assets resulting from
  capital share transactions                                              346,056        193,571         3,665,063       2,243,710

Total increase (decrease) in net assets                                   563,310        430,317         5,330,621       4,780,025

Net assets:
Beginning of year                                                         827,888        397,571        10,983,943       6,203,918
End of year                                                           $ 1,391,198      $ 827,888      $ 16,314,564    $ 10,983,943
Undistributed (accumulated)
 net investment income (loss)                                            $ (3,232)      $ (2,617)         $ 47,193         $ 6,089

Shares of beneficial interest:
 Class 1:
  Shares sold                                                               1,431          1,550               199             361
  Shares issued on reinvestment of dividends and distributions                  -             92               263             306
  Shares repurchased                                                       (1,691)        (1,751)          (12,383)        (11,358)
   Net increase (decrease) in shares outstanding                             (260)          (109)          (11,921)        (10,691)
 Class 2:
  Shares sold                                                              25,786         19,995            80,969          67,355
  Shares issued on reinvestment of dividends and distributions                  -            222               377             144
  Shares repurchased                                                       (2,611)        (4,388)           (1,607)         (1,703)
   Net increase  (decrease) in shares outstanding                          23,175         15,829            79,739          65,796
 Class 3:
  Shares issued in connection with substitution of
   Anchor Pathway Fund                                                          -              -            12,057               -
  Shares sold                                                                   -              -                76               -
  Shares issued on reinvestment of dividends and distributions                  -              -                22               -
  Shares repurchased                                                            -              -            (2,111)              -
   Net increase in shares outstanding                                           -              -            10,044               -

(1) Class 3 shares began operations on January 16, 2004.

See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS           (dollars and shares in thousands)


                                                                           International Fund                 New World Fund
                                                                        Year ended     Year ended        Year ended      Year ended
                                                                      December 31,   December 31,      December 31,    December 31,
                                                                          2004 (1)           2003              2004            2003
Operations:
Net investment income (loss)                                             $ 47,904       $ 26,965           $ 5,339         $ 3,786
Net realized gain (loss) on investments and
 non-U.S. currency transactions                                           163,417       (124,406)            9,841          (1,237)
Net unrealized appreciation (depreciation)
 on investments and non-U.S. currency translations                        447,785        786,551            47,476          66,193
 Net increase in net assets
  resulting from operations                                               659,106        689,110            62,656          68,742

Dividends and distributions paid to
 shareholders:
Dividends from net investment income:
  Class 1                                                                 (20,443)       (19,844)           (1,080)           (709)
  Class 2                                                                 (31,065)       (14,770)           (5,498)         (2,605)
  Class 3                                                                  (1,422)             -                 -               -
   Total dividends from net investment income                             (52,930)       (34,614)           (6,578)         (3,314)
Distributions from net realized gain
 on investments:
 Long-term net realized gains:
  Class 1                                                                       -              -                 -               -
  Class 2                                                                       -              -                 -               -
   Total distributions from net realized gain on
    investments                                                                 -              -                 -               -
 Total dividends and distributions paid
  to shareholders                                                         (52,930)       (34,614)           (6,578)         (3,314)

Capital share transactions:
 Class 1:
  Proceeds from shares sold                                                 5,537          4,120            12,444           6,491
  Proceeds from reinvestment of dividends and distributions                20,443         19,844             1,080             709
  Cost of shares repurchased                                             (197,236)      (192,939)           (6,406)         (6,970)
   Net increase (decrease) from Class 1 transactions                     (171,256)      (168,975)            7,118             230
 Class 2:
  Proceeds from shares sold                                             1,150,647        764,198           114,408          69,838
  Proceeds from reinvestment of dividends and distributions                31,065         14,770             5,498           2,605
  Cost of shares repurchased                                             (170,505)      (320,176)          (18,482)        (25,948)
   Net increase (decrease) from Class 2 transactions                    1,011,207        458,792           101,424          46,495
 Class 3:
  Proceeds from shares issued in connection with substitution of
   Anchor Pathway Fund                                                    116,357              -                 -               -
  Proceeds from shares sold                                                 2,123              -                 -               -
  Proceeds from reinvestment of dividends and distributions                 1,422              -                 -               -
  Cost of shares repurchased                                              (20,057)             -                 -               -
   Net increase from Class 3 transactions                                  99,845              -                 -               -
 Net increase (decrease) in net assets resulting from
  capital share transactions                                              939,796        289,817           108,542          46,725

Total increase (decrease) in net assets                                 1,545,972        944,313           164,620         112,153

Net assets:
Beginning of year                                                       2,816,289      1,871,976           271,246         159,093
End of year                                                           $ 4,362,261    $ 2,816,289         $ 435,866       $ 271,246
Undistributed (accumulated)
 net investment income (loss)                                           $ (10,942)      $ (9,732)          $ 1,706         $ 2,968

Shares of beneficial interest:
 Class 1:
  Shares sold                                                                 387            370               982             623
  Shares issued on reinvestment of dividends and distributions              1,350          1,562                92              74
  Shares repurchased                                                      (13,974)       (17,949)             (528)           (724)
   Net increase (decrease) in shares outstanding                          (12,237)       (16,017)              546             (27)
 Class 2:
  Shares sold                                                              81,030         70,421             9,138           7,066
  Shares issued on reinvestment of dividends and distributions              2,045          1,134               472             271
  Shares repurchased                                                      (12,228)       (31,470)           (1,503)         (2,810)
   Net increase  (decrease) in shares outstanding                          70,847         40,085             8,107           4,527
 Class 3:
  Shares issued in connection with substitution of
   Anchor Pathway Fund                                                      8,456              -                 -               -
  Shares sold                                                                 149              -                 -               -
  Shares issued on reinvestment of dividends and distributions                 94              -                 -               -
  Shares repurchased                                                       (1,423)             -                 -               -
   Net increase in shares outstanding                                       7,276              -                 -               -

(1) Class 3 shares began operations on January 16, 2004.

See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS           (dollars and shares in thousands)

                                                                             Blue Chip
                                                                         Income and Growth Fund             Growth-Income Fund
                                                                       Year ended     Year ended         Year ended     Year ended
                                                                     December 31,   December 31,       December 31,   December 31,
                                                                             2004           2003            2004 (1)          2003
Operations:
Net investment income (loss)                                             $ 27,507       $ 13,423          $ 186,530      $ 117,769
Net realized gain (loss) on investments and
 non-U.S. currency transactions                                            19,054        (19,257)           383,835       (201,039)
Net unrealized appreciation (depreciation)
 on investments and non-U.S. currency translations                        155,177        291,026            997,766      2,763,220
 Net increase in net assets
  resulting from operations                                               201,738        285,192          1,568,131      2,679,950

Dividends and distributions paid to
 shareholders:
Dividends from net investment income:
  Class 1                                                                    (977)             -            (43,215)       (52,064)
  Class 2                                                                 (12,827)             -           (104,432)       (65,963)
  Class 3                                                                       -              -             (4,782)             -
   Total dividends from net investment income                             (13,804)             -           (152,429)      (118,027)
Distributions from net realized gain
 on investments:
 Long-term net realized gains:
  Class 1                                                                       -              -                  -              -
  Class 2                                                                       -              -                  -              -
   Total distributions from net realized gain on
    investments                                                                 -              -                  -              -
 Total dividends and distributions paid
  to shareholders                                                         (13,804)             -           (152,429)      (118,027)

Capital share transactions:
 Class 1:
  Proceeds from shares sold                                                24,460         36,427              3,137         11,989
  Proceeds from reinvestment of dividends and distributions                   977              -             43,215         52,064
  Cost of shares repurchased                                              (13,392)        (5,660)          (614,736)      (476,758)
   Net increase (decrease) from Class 1 transactions                       12,045         30,767           (568,384)      (412,705)
 Class 2:
  Proceeds from shares sold                                               789,557        805,425          4,221,830      2,707,263
  Proceeds from reinvestment of dividends and distributions                12,827              -            104,432         65,963
  Cost of shares repurchased                                             (121,644)        (4,287)           (50,113)       (70,106)
   Net increase (decrease) from Class 2 transactions                      680,740        801,138          4,276,149      2,703,120
 Class 3:
  Proceeds from shares issued in connection with substitution of
   Anchor Pathway Fund                                                          -              -            601,476              -
  Proceeds from shares sold                                                     -              -                115              -
  Proceeds from reinvestment of dividends and distributions                     -              -              4,782              -
  Cost of shares repurchased                                                    -              -           (100,218)             -
   Net increase from Class 3 transactions                                       -              -            506,155              -
 Net increase (decrease) in net assets resulting from
  capital share transactions                                              692,785        831,905          4,213,920      2,290,415

Total increase (decrease) in net assets                                   880,719      1,117,097          5,629,622      4,852,338

Net assets:
Beginning of year                                                       1,596,975        479,878         12,225,786      7,373,448
End of year                                                           $ 2,477,694    $ 1,596,975       $ 17,855,408   $ 12,225,786
Undistributed (accumulated)
 net investment income (loss)                                            $ 27,125       $ 13,422           $ 57,192       $ 23,162

Shares of beneficial interest:
 Class 1:
  Shares sold                                                               2,543          4,515                 90            416
  Shares issued on reinvestment of dividends and distributions                102              -              1,200          1,632
  Shares repurchased                                                       (1,407)          (739)           (17,801)       (17,052)
   Net increase (decrease) in shares outstanding                            1,238          3,776            (16,511)       (15,004)
 Class 2:
  Shares sold                                                              82,712        100,260            122,538         91,949
  Shares issued on reinvestment of dividends and distributions              1,352              -              2,911          2,040
  Shares repurchased                                                      (12,887)          (571)            (1,459)        (2,646)
   Net increase  (decrease) in shares outstanding                          71,177         99,689            123,990         91,343
 Class 3:
  Shares issued in connection with substitution of
   Anchor Pathway Fund                                                          -              -             17,364              -
  Shares sold                                                                   -              -                  3              -
  Shares issued on reinvestment of dividends and distributions                  -              -                133              -
  Shares repurchased                                                            -              -             (2,895)             -
   Net increase in shares outstanding                                           -              -             14,605              -

(1) Class 3 shares began operations on January 16, 2004.

See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS            (dollars and shares in thousands)


                                                                         Asset Allocation Fund                 Bond Fund
                                                                       Year ended     Year ended        Year ended      Year ended
                                                                     December 31,   December 31,      December 31,    December 31,
                                                                          2004 (1)          2003              2004            2003
Operations:
Net investment income (loss)                                             $ 97,683       $ 69,347          $ 80,694        $ 60,447
Net realized gain (loss) on investments and
 non-U.S. currency transactions                                            17,381         (6,328)           19,887            (786)
Net unrealized appreciation (depreciation)
 on investments and non-U.S. currency translations                        226,839        438,602            (1,492)         84,086
 Net increase in net assets
  resulting from operations                                               341,903        501,621            99,089         143,747

Dividends and distributions paid to
 shareholders:
Dividends from net investment income:
  Class 1                                                                 (18,685)       (21,401)           (7,553)         (8,856)
  Class 2                                                                 (68,412)       (45,402)          (53,373)        (36,565)
  Class 3                                                                  (1,577)             -                 -               -
   Total dividends from net investment income                             (88,674)       (66,803)          (60,926)        (45,421)
Distributions from net realized gain
 on investments:
 Long-term net realized gains:
  Class 1                                                                       -              -                 -               -
  Class 2                                                                       -              -                 -               -
   Total distributions from net realized gain on
    investments                                                                 -              -                 -               -
 Total dividends and distributions paid
  to shareholders                                                         (88,674)       (66,803)          (60,926)        (45,421)

Capital share transactions:
 Class 1:
  Proceeds from shares sold                                                10,429         16,548             9,044          19,014
  Proceeds from reinvestment of dividends and distributions                18,685         21,401             7,553           8,856
  Cost of shares repurchased                                              (95,275)       (69,895)          (38,673)        (51,797)
   Net increase (decrease) from Class 1 transactions                      (66,161)       (31,946)          (22,076)        (23,927)
 Class 2:
  Proceeds from shares sold                                             1,242,379        946,786           415,623         495,365
  Proceeds from reinvestment of dividends and distributions                68,412         45,402            53,373          36,565
  Cost of shares repurchased                                              (23,986)       (23,135)          (24,576)        (27,981)
   Net increase (decrease) from Class 2 transactions                    1,286,805        969,053           444,420         503,949
 Class 3:
  Proceeds from shares issued in connection with substitution of
   Anchor Pathway Fund                                                     84,937              -                 -               -
  Proceeds from shares sold                                                 3,524              -                 -               -
  Proceeds from reinvestment of dividends and distributions                 1,577              -                 -               -
  Cost of shares repurchased                                              (12,361)             -                 -               -
   Net increase from Class 3 transactions                                  77,677              -                 -               -
 Net increase (decrease) in net assets resulting from
  capital share transactions                                            1,298,321        937,107           422,344         480,022

Total increase (decrease) in net assets                                 1,551,550      1,371,925           460,507         578,348

Net assets:
Beginning of year                                                       3,225,086      1,853,161         1,493,238         914,890
End of year                                                           $ 4,776,636    $ 3,225,086       $ 1,953,745     $ 1,493,238
Undistributed (accumulated)
 net investment income (loss)                                            $ 22,137       $ 13,442          $ 79,896        $ 59,912

Shares of beneficial interest:
 Class 1:
  Shares sold                                                                 701          1,242               796           1,765
  Shares issued on reinvestment of dividends and distributions              1,227          1,510               692             807
  Shares repurchased                                                       (6,401)        (5,371)           (3,415)         (4,742)
   Net increase (decrease) in shares outstanding                           (4,473)        (2,619)           (1,927)         (2,170)
 Class 2:
  Shares sold                                                              83,962         71,343            36,788          45,595
  Shares issued on reinvestment of dividends and distributions              4,512          3,200             4,924           3,348
  Shares repurchased                                                       (1,630)        (1,835)           (2,184)         (2,588)
   Net increase  (decrease) in shares outstanding                          86,844         72,708            39,528          46,355
 Class 3:
  Shares issued in connection with substitution of
   Anchor Pathway Fund                                                      5,720              -                 -               -
  Shares sold                                                                 237              -                 -               -
  Shares issued on reinvestment of dividends and distributions                103              -                 -               -
  Shares repurchased                                                         (833)             -                 -               -
   Net increase in shares outstanding                                       5,227              -                 -               -

(1) Class 3 shares began operations on January 16, 2004.

See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS           (dollars and shares in thousands)

                                                                                                              U.S. Government/
                                                                         High-Income Bond Fund           AAA-Rated Securities Fund
                                                                       Year ended     Year ended        Year ended      Year ended
                                                                     December 31,    Dcember 31,      December 31,    December 31,
                                                                          2004 (1)          2003           2004 (1)           2003
Operations:
Net investment income (loss)                                             $ 51,809       $ 48,094          $ 22,503        $ 27,633
Net realized gain (loss) on investments and
 non-U.S. currency transactions                                            12,348        (24,098)            3,990           4,691
Net unrealized appreciation (depreciation)
 on investments and non-U.S. currency translations                          8,105        136,912            (5,548)        (14,043)
 Net increase in net assets
  resulting from operations                                                72,262        160,908            20,945          18,281

Dividends and distributions paid to
 shareholders:
Dividends from net investment income:
  Class 1                                                                 (23,273)       (30,181)          (14,819)        (17,176)
  Class 2                                                                 (21,421)       (18,769)          (11,905)        (10,668)
  Class 3                                                                  (2,917)             -            (2,274)              -
   Total dividends from net investment income                             (47,611)       (48,950)          (28,998)        (27,844)
Distributions from net realized gain
 on investments:
 Long-term net realized gains:
  Class 1                                                                       -              -                 -               -
  Class 2                                                                       -              -                 -               -
   Total distributions from net realized gain on
    investments                                                                 -              -                 -               -
 Total dividends and distributions paid
  to shareholders                                                         (47,611)       (48,950)          (28,998)        (27,844)

Capital share transactions:
 Class 1:
  Proceeds from shares sold                                                12,842         47,737             2,490          23,036
  Proceeds from reinvestment of dividends and distributions                23,273         30,181            14,819          17,176
  Cost of shares repurchased                                              (93,887)       (71,421)         (100,403)       (178,442)
   Net increase (decrease) from Class 1 transactions                      (57,772)         6,497           (83,094)       (138,230)
 Class 2:
  Proceeds from shares sold                                               126,788        104,759            47,097          68,855
  Proceeds from reinvestment of dividends and distributions                21,421         18,769            11,905          10,668
  Cost of shares repurchased                                              (36,610)       (30,197)          (44,362)        (90,400)
   Net increase (decrease) from Class 2 transactions                      111,599         93,331            14,640         (10,877)
 Class 3:
  Proceeds from shares issued in connection with substitution of
   Anchor Pathway Fund                                                     54,221              -            54,895               -
  Proceeds from shares sold                                                 1,955              -             1,463               -
  Proceeds from reinvestment of dividends and distributions                 2,917              -             2,274               -
  Cost of shares repurchased                                              (13,684)             -           (14,458)              -
   Net increase from Class 3 transactions                                  45,409              -            44,174               -
 Net increase (decrease) in net assets resulting from
  capital share transactions                                               99,236         99,828           (24,280)       (149,107)

Total increase (decrease) in net assets                                   123,887        211,786           (32,333)       (158,670)

Net assets:
Beginning of year                                                         730,109        518,323           646,053         804,723
End of year                                                             $ 853,996      $ 730,109         $ 613,720       $ 646,053
Undistributed (accumulated)
 net investment income (loss)                                            $ 50,335       $ 46,096          $ 23,605        $ 28,861

Shares of beneficial interest:
 Class 1:
  Shares sold                                                               1,027          4,084               205           1,853
  Shares issued on reinvestment of dividends and distributions              1,972          2,647             1,273           1,397
  Shares repurchased                                                       (7,511)        (6,121)           (8,242)        (14,567)
   Net increase (decrease) in shares outstanding                           (4,512)           610            (6,764)        (11,317)
 Class 2:
  Shares sold                                                              10,215          8,976             3,918           5,594
  Shares issued on reinvestment of dividends and distributions              1,824          1,654             1,028             871
  Shares repurchased                                                       (2,949)        (2,629)           (3,670)         (7,425)
   Net increase  (decrease) in shares outstanding                           9,090          8,001             1,276            (960)
 Class 3:
  Shares issued in connection with substitution of
   Anchor Pathway Fund                                                      4,239              -             4,449               -
  Shares sold                                                                 159              -               120               -
  Shares issued on reinvestment of dividends and distributions                247              -               196               -
  Shares repurchased                                                       (1,097)             -            (1,192)              -
   Net increase in shares outstanding                                       3,548              -             3,573               -

(1) Class 3 shares began operations on January 16, 2004.

See Notes to Financial Statements



STATEMENT OF CHANGES IN NET ASSETS            (dollars and shares in thousands)


                                                                                                  Cash Management Fund
                                                                                            Year ended            Year ended
                                                                                          December 31,          December 31,
                                                                                               2004 (1)                 2003
Operations:
Net investment income (loss)                                                                   $ 1,953               $ 1,526
Net realized gain (loss) on investments and
 non-U.S. currency transactions                                                                     (3)                    2
Net unrealized appreciation (depreciation)
 on investments and non-U.S. currency translations                                                   2                     -
 Net increase in net assets
  resulting from operations                                                                      1,952                 1,528

Dividends and distributions paid to
 shareholders:
Dividends from net investment income:
  Class 1                                                                                         (768)               (2,307)
  Class 2                                                                                         (570)               (1,435)
  Class 3                                                                                         (190)                    -
   Total dividends from net investment income                                                   (1,528)               (3,742)
Distributions from net realized gain
 on investments:
 Long-term net realized gains:
  Class 1                                                                                            -                     -
  Class 2                                                                                            -                     -
   Total distributions from net realized gain on
    investments                                                                                      -                     -
 Total dividends and distributions paid
  to shareholders                                                                               (1,528)               (3,742)

Capital share transactions:
 Class 1:
  Proceeds from shares sold                                                                     57,505                43,713
  Proceeds from reinvestment of dividends and distributions                                        768                 2,307
  Cost of shares repurchased                                                                   (83,096)             (145,373)
   Net increase (decrease) from Class 1 transactions                                           (24,823)              (99,353)
 Class 2:
  Proceeds from shares sold                                                                    110,357               182,427
  Proceeds from reinvestment of dividends and distributions                                        570                 1,435
  Cost of shares repurchased                                                                  (100,067)             (216,376)
   Net increase (decrease) from Class 2 transactions                                            10,860               (32,514)
 Class 3:
  Proceeds from shares issued in connection with substitution of
   Anchor Pathway Fund                                                                          22,897                     -
  Proceeds from shares sold                                                                     17,363                     -
  Proceeds from reinvestment of dividends and distributions                                        190                     -
  Cost of shares repurchased                                                                   (20,507)                    -
   Net increase from Class 3 transactions                                                       19,943                     -
 Net increase (decrease) in net assets resulting from
  capital share transactions                                                                     5,980              (131,867)

Total increase (decrease) in net assets                                                          6,404              (134,081)

Net assets:
Beginning of year                                                                              202,082               336,163
End of year                                                                                  $ 208,486             $ 202,082
Undistributed (accumulated)
 net investment income (loss)                                                                  $ 1,893               $ 1,468

Shares of beneficial interest:
 Class 1:
  Shares sold                                                                                    5,197                 3,936
  Shares issued on reinvestment of dividends and distributions                                      70                   209
  Shares repurchased                                                                            (7,510)              (13,070)
   Net increase (decrease) in shares outstanding                                                (2,243)               (8,925)
 Class 2:
  Shares sold                                                                                   10,009                16,424
  Shares issued on reinvestment of dividends and distributions                                      52                   130
  Shares repurchased                                                                            (9,072)              (19,485)
   Net increase  (decrease) in shares outstanding                                                  989                (2,931)
 Class 3:
  Shares issued in connection with substitution of
   Anchor Pathway Fund                                                                           2,068                     -
  Shares sold                                                                                    1,570                     -
  Shares issued on reinvestment of dividends and distributions                                      17                     -
  Shares repurchased                                                                            (1,855)                    -
   Net increase in shares outstanding                                                            1,800                     -

(1) Class 3 shares began operations on January 16, 2004.

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American Funds Insurance Series (the "series") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 13 different funds. The assets of each fund are segregated, with each fund accounted for separately. The funds' investment objectives are as follows:

-------------------------------- -------------------------------------------------------------------------------------
Global                           Discovery Fund Long-term growth of capital by
                                 investing primarily in stocks of companies in
                                 the services and information area of the global
                                 economy.
-------------------------------- -------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------
Global                           Growth Fund Long-term growth of capital by
                                 investing primarily in common stocks of
                                 companies located around the world.
-------------------------------- -------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------
Global Small Capitalization Long-term growth of capital by investing primarily in stocks of smaller companies Fund located around the world.
-------------------------------- -------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------
Growth                           Fund Long-term growth of capital by investing
                                 primarily in common stocks of companies that
                                 offer opportunities for growth of capital.
-------------------------------- -------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------
International                    Fund Long-term growth of capital by investing
                                 primarily in common stocks of companies located
                                 outside the United States.
-------------------------------- -------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------
New                              World Fund Long-term growth of capital by
                                 investing primarily in stocks of companies with
                                 significant exposure to countries with
                                 developing economies and/or markets.
-------------------------------- -------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------
Blue Chip Income and Growth      To produce income exceeding the average yield on U.S. stocks and to provide an
Fund                             opportunity for growth of principal.
-------------------------------- -------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------
Growth-Income                    Fund Growth of capital and income by investing
                                 primarily in common stocks or other securities
                                 that demonstrate the potential for appreciation
                                 and/or dividends.
-------------------------------- -------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------
Asset                            Allocation Fund High total return (including
                                 income and capital gains) consistent with
                                 long-term preservation of capital.
-------------------------------- -------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------
Bond                             Fund As high a level of current income as is
                                 consistent with the preservation of capital by
                                 investing primarily in fixed-income securities.
-------------------------------- -------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------
High-Income                      Bond Fund High current income and, secondarily,
                                 capital appreciation by investing primarily in
                                 intermediate and long-term corporate
                                 obligations, with emphasis on higher yielding,
                                 higher risk, lower rated or unrated securities.
-------------------------------- -------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------
U.S. Government/AAA-Rated A high level of current income consistent with prudent investment risk and Securities Fund preservation of capital by investing primarily in a combination of securities
                                 guaranteed by the U.S. government and other debt securities rated AAA or Aaa.
-------------------------------- -------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------
Cash                             Management Fund High current yield while
                                 preserving capital by investing in a
                                 diversified selection of high-quality money
                                 market instruments.
-------------------------------- -------------------------------------------------------------------------------------

Each fund offers two or three share classes (1, 2, and 3). Holders of each share class have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

On January 16, 2004, pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission, the series acquired all of the net assets of Anchor Pathway Fund. The series is the surviving entity for purposes of maintaining the financial statements and historical results in the post reorganization.

In connection with the substitution, the series issued a new share class, Class 3, for each fund listed on the next page. The Class 3 shares will have different class-specific fees and expenses than the existing shares, primarily due to different arrangements for certain distribution expenses. The substitution did not affect the existing two share classes (1 and 2) of the series.


                                       (shares and dollar amounts in thousands)
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
American Fund         Anchor Pathway        Class 3 shares   Total net assets    Total net assets   Total net assets
                                                                                of acquiring fund       of acquiring
Insurance Series      Fund ("acquired            issued by                                 before         fund after
("acquiring fund")    fund")                acquiring fund   of acquired fund        substitution       substitution
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
Growth Fund           Growth Series                 12,057           $575,620         $11,643,913        $12,219,533
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
International Fund    International                  8,456            116,357           2,935,099          3,051,456
                      Series
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
Growth-Income Fund    Growth-Income                 17,364            601,476          12,781,355         13,382,831
                      Series
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
Asset Allocation      Asset Allocation               5,720             84,937           3,334,368          3,419,305
Fund                  Series
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
High-Income Bond      High-Yield Bond                4,239             54,221             744,996            799,217
Fund                  Series
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
                      U.S. Government/
U.S. Government/      AAA-Rated
AAA-Rated             Securities                     4,449             54,895             631,994            686,889
Securities Fund       Series
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
Cash Management Fund  Cash Management                2,068             22,897             197,620            220,517
                      Series
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------


SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the series:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the funds' Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of a security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange of rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the series as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the series will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY CONTRACTS - The series may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The series enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the series could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the series values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The series records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

          MORTGAGE DOLLAR ROLLS - The series may enter into mortgage dollar roll transactions in which a fund in the series sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The series complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The series is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; paydowns on investments; net capital losses; and net operating losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds.

The funds indicated in the following table had capital loss carryforwards available at December 31, 2004. These amounts will be used to offset any capital gains realized by the funds in subsequent years through the expiration dates. The funds will not make distributions from capital gains while capital loss carryforwards remain.

Additional tax basis disclosures as of December 31, 2004 are as follows:

                                                        (dollars in thousands)

                                                                                                      Global Small
                                                                           Global          Global   Capitalization
                                                                   Discovery Fund     Growth Fund             Fund     Growth Fund

Undistributed net investment
 income and currency gains                                                   $ 10        $ 15,682         $ 16,573        $ 47,694
Undistributed long-term capital gains                                          63               -                -               -
Loss deferrals related to non-U.S. currency that were realized
 during the period November 1, 2004 through December 31, 2004                  (4)           (215)               -             (50)
Short-term and long-term capital loss deferrals                                 -        (152,099)         (67,080)       (487,141)
Gross unrealized appreciation on investment securities                      9,159         389,953          347,498       3,423,483
Gross unrealized depreciation on investment securities                       (799)        (37,818)         (60,638)       (250,078)
Net unrealized appreciation on investment securities                        8,360         352,135          286,860       3,173,405
Cost of portfolio securities                                               62,742       1,660,219        1,107,055      13,149,759
Reclassification to (from) undistributed net investment income
 from (to) undistributed net realized gain                                     (6)          1,291             (232)           (327)
Reclassification to (from) undistributed net investment income
 from (to) paid-in capital                                                      -              (1)               -               -


Capital loss carryforward expires in:
2006                                                                          $ -             $ -              $ -             $ -
2007                                                                            -               -                -               -
2008                                                                            -               -                -               -
2009                                                                            -          38,975            5,036               -
2010                                                                            -          56,984           52,175         487,141
2011                                                                            -          56,140            9,869               -
2012                                                                            -               -                -               -
                                                                              $ -       $ 152,099         $ 67,080       $ 487,141

*Amount less than one thousand.



                                                                                                         Blue Chip
                                                                    International       New World       Income and         Growth-
                                                                             Fund            Fund      Growth Fund     Income Fund

Undistributed net investment
 income and currency gains                                               $ 11,475         $ 6,820         $ 27,132        $ 57,782
Undistributed long-term capital gains                                           -               -                -          79,193
Loss deferrals related to non-U.S. currency that were realized
 during the period November 1, 2004 through December 31, 2004                   -               -                -             (60)
Short-term and long-term capital loss deferrals                          (244,947)        (17,781)          (5,114)              -
Gross unrealized appreciation on investment securities                  1,063,147         108,105          381,649       3,287,847
Gross unrealized depreciation on investment securities                   (107,951)        (10,591)         (17,747)       (397,282)
Net unrealized appreciation on investment securities                      955,196          97,514          363,902       2,890,565
Cost of portfolio securities                                            3,408,219         335,941        2,121,422      15,019,708
Reclassification to (from) undistributed net investment income
 from (to) undistributed net realized gain                                  3,831             (11)               -             (71)
Reclassification to (from) undistributed net investment income
 from (to) paid-in capital                                                    (15)            (12)               -               -


Capital loss carryforward expires in:
2006                                                                          $ -             $ -              $ -             $ -
2007                                                                            -               -                -               -
2008                                                                            -               -                -               -
2009                                                                            -           6,712                -               -
2010                                                                      104,769           4,880                -               -
2011                                                                      140,178           6,189            5,114               -
2012                                                                            -               -                -               -
                                                                        $ 244,947        $ 17,781          $ 5,114             $ -

*Amount less than one thousand.



                                                                                                                              U.S.
                                                                                                                       Government/
                                                                            Asset                                        AAA-Rated
                                                                       Allocation                      High-Income Securities Fund
                                                                             Fund       Bond Fund        Bond Fund            Fund

Undistributed net investment
 income and currency gains                                               $ 23,438        $ 80,446         $ 51,596        $ 23,650
Undistributed long-term capital gains                                           -               -                -               -
Loss deferrals related to non-U.S. currency that were realized
 during the period November 1, 2004 through December 31, 2004              (1,401)           (105)             (29)              -
Short-term and long-term capital loss deferrals                           (45,968)         (3,029)        (145,007)         (8,059)
Gross unrealized appreciation on investment securities                    636,689          86,766           71,489          14,137
Gross unrealized depreciation on investment securities                    (77,827)        (12,206)         (17,027)         (1,549)
Net unrealized appreciation on investment securities                      558,862          74,560           54,462          12,588
Cost of portfolio securities                                            4,286,752       1,874,940          784,923         637,701
Reclassification to (from) undistributed net investment income
 from (to) undistributed net realized gain                                   (314)            216               41           1,239
Reclassification to (from) undistributed net investment income
 from (to) paid-in capital                                                      -               -                -               -


Capital loss carryforward expires in:
2006                                                                          $ -             $ -          $ 3,141         $ 3,282
2007                                                                            -               -              973             737
2008                                                                            -               -                -           4,040
2009                                                                        6,258               -           54,476               -
2010                                                                       28,538               -           50,900               -
2011                                                                       11,172           3,029           35,517               -
2012                                                                            -               -                -               -
                                                                         $ 45,968         $ 3,029        $ 145,007         $ 8,059

*Amount less than one thousand.



                                                                               Cash
                                                                         Management
                                                                               Fund

Undistributed net investment
 income and currency gains                                                  $ 1,916
Undistributed long-term capital gains                                             -
Loss deferrals related to non-U.S. currency that were realized
 during the period November 1, 2004 through December 31, 2004                     -
Short-term and long-term capital loss deferrals                                  (3)
Gross unrealized appreciation on investment securities                            3
Gross unrealized depreciation on investment securities                           (1)
Net unrealized appreciation on investment securities                              2
Cost of portfolio securities                                                207,773
Reclassification to (from) undistributed net investment income
 from (to) undistributed net realized gain                                        -
Reclassification to (from) undistributed net investment income
 from (to) paid-in capital                                                        -


Capital loss carryforward expires in:
2006                                                                            $ -
2007                                                                              -
2008                                                                              -
2009                                                                              -
2010                                                                             -*
2011                                                                              -
2012                                                                              3
                                                                                $ 3

*Amount less than one thousand.


4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company (CRMC), the series' investment adviser, is the parent company of American Funds Service Company (AFS), the series' transfer agent, and American Funds Distributors, Inc. (AFD), the principal underwriter of the series' shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees, accrued daily, based on annual rates that generally decrease as average net asset levels increase.

The Board of Trustees approved an amended agreement effective April 1, 2004, that provided for reduced annual rates. During the year ended December 31, 2004, CRMC waived $3,055,000 of the investment advisory service fees. As a result, the aggregate fees shown on the accompanying financial statements of $168,811,000, was reduced to $165,756,000. The amended range of rates and asset levels and the current annualized rates of average net assets for the series, before and after the expense waiver, are as follows:


                                                                     Rates               Net asset level (in billions)
Fund                                                   Beginning with    Ending with         Up to  In excess of
Global Discovery                                               .580 %         .440 %          $ .5         $ 1.0
Global Growth                                                  .690           .480              .6           3.0
Global Small Capitalization                                    .800           .670              .6           2.0
Growth                                                         .500           .285              .6          27.0
International                                                  .690           .430              .5          21.0
New World                                                      .850           .710              .5           1.0
Blue Chip Income and Growth                                    .500           .370              .6           4.0
Growth-Income                                                  .500           .230              .6          17.0
Asset Allocation                                               .500           .260              .6           5.0
Bond                                                           .480           .360              .6           3.0
High-Income Bond                                               .500           .420              .6           2.0
U.S. Government/AAA-Rated Securities                           .460           .340              .6           2.0
Cash Management                                                .320                            all



                                                         For the year ended     For the year ended
                                                          December 31, 2004      December 31, 2004
Fund                                                          before waiver           after waiver
Global Discovery                                                       .58%                   .57%
Global Growth                                                          .61                    .60
Global Small Capitalization                                            .77                    .76
Growth                                                                 .35                    .34
International                                                          .54                    .53
New World                                                              .85                    .83
Blue Chip Income and Growth                                            .45                    .44
Growth-Income                                                          .29                    .29
Asset Allocation                                                       .36                    .36
Bond                                                                   .44                    .43
High-Income Bond                                                       .49                    .48
U.S. Government/AAA-Rated Securities                                   .46                    .45
Cash Management                                                        .35                    .35


DISTRIBUTION SERVICES - The series has adopted plans of distribution for Class 2 and Class 3 shares. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the series for providing certain shareholder services. During the year ended December 31, 2004, distribution expenses under the plans for the series aggregated $77,896,000 for Class 2, and $2,378,000 for Class 3. Class 1 shares have not adopted a plan of distribution to cover any distribution expenses.

Class 3 distribution fees were reduced for Growth Fund, as necessary, to maintain the expense level in the class, stipulated by the terms of the exemptive order granted by the Securities and Exchange Commission relating to the substitution of class 3 shares of Growth Fund for shares of Anchor Pathway Fund Growth Series. As a result, for the year ended December 31, 2004, the fee shown on the accompanying financial statements was reduced by $13,000 to $879,000

TRANSFER AGENT SERVICES - The aggregate fee of $49,000 was incurred during the year ended December 31, 2004, pursuant to an agreement with AFS. Under this agreement, the series compensates AFS for transfer agent services, including shareholder recordkeeping, communications and transaction processing.

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the series, are treated as if invested in shares of the series or other American Funds. These amounts represent general, unsecured liabilities of the series and vary according to the total returns of the selected funds. Trustees' compensation of $602,000 shown on the accompanying financial statements, includes $402,000 in current fees (either paid in cash or deferred) and a net increase of $200,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the series.

5.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

Each fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended December 31, 2004, the custodian fees of $3,769,000, shown on the accompanying financial statements included $83,000 that was offset by this reduction, rather than paid in cash.

As of December 31, 2004, Asset Allocation Fund, Bond Fund and High-Income Bond Fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:


                                                         (dollars in thousands)

                                                                           Contract amount                  U.S. valuation


                                                                                                                       Unrealized
Non-U.S. currency sale contracts Fund Non-U.S. U.S. Amount depreciation

Euro, expiring 02/3-03/31/2005                   Asset Allocation     Euro  3,226        $4,153          $4,372              $219
Euro, expiring 03/14-03/31/2005                  High-Income Bond           1,391         1,863           1,886                23
Euro, expiring 03/14-03/15/2005                              Bond           2,965         3,942           4,019                77

The following table presents additional information for the year ended December 31, 2004


                                                        (dollars in thousands)

                                                                                                       Global Small
                                                                           Global        Global      Capitalization
                                                                   Discovery Fund   Growth Fund                Fund    Growth Fund

Purchases of investment securities (1)                                   $ 28,851     $ 708,456           $ 772,237    $ 6,381,812
Sales of investment securities (1)                                         11,992       306,007             493,207      3,753,823
Non-U.S taxes withheld on dividend income                                      42         2,175                 995          2,270
Non-U.S taxes withheld on interest income                                       -             - (2)               -              -
Non-U.S taxes paid on realized gains                                           16             -                 264              -
Non-U.S taxes provided on unrealized gains as of December 31, 2004              -            35               1,093              -


(1) Excludes short-term securities, except for the Cash Management Fund. (2)
Amount less than one thousand.


                                                                                                         Blue Chip
                                                                    International     New World         Income and         Growth-
                                                                             Fund          Fund        Growth Fund     Income Fund

Purchases of investment securities (1)                                $ 1,598,258     $ 147,442          $ 909,494     $ 5,371,786
Sales of investment securities (1)                                      1,123,782        53,997            240,894       2,715,407
Non-U.S taxes withheld on dividend income                                   7,823           641                535           2,950
Non-U.S taxes withheld on interest income                                       -             7                  -               -
Non-U.S taxes paid on realized gains                                            -           240                  -               -
Non-U.S taxes provided on unrealized gains as of December 31, 2004          2,672           404                  -               -


(1) Excludes short-term securities, except for the Cash Management Fund. (2)
Amount less than one thousand.


                                                                                                                               U.S.
                                                                                                                        Government/
                                                                            Asset                                        AAA-Rated
                                                                       Allocation                       High-Income Securities Fund
                                                                             Fund     Bond Fund           Bond Fund            Fund

Purchases of investment securities (1)                                $ 1,808,228     $ 807,316           $ 309,697       $ 414,639
Sales of investment securities (1)                                        670,230       487,708             266,597         476,378
Non-U.S taxes withheld on dividend income                                   1,150             -                   -               -
Non-U.S taxes withheld on interest income                                       -             3                   -               -
Non-U.S taxes paid on realized gains                                            -             -                   -               -
Non-U.S taxes provided on unrealized gains as of December 31, 2004              -             -                   -               -


(1) Excludes short-term securities, except for the Cash Management Fund. (2)
Amount less than one thousand.



                                                                                              Cash
                                                                                        Management
                                                                                              Fund

Purchases of investment securities (1)                                                 $ 2,260,746
Sales of investment securities (1)                                                       2,281,937
Non-U.S taxes withheld on dividend income                                                        -
Non-U.S taxes withheld on interest income                                                        -
Non-U.S taxes paid on realized gains                                                             -
Non-U.S taxes provided on unrealized gains as of December 31, 2004                               -


(1) Excludes short-term securities, except for the Cash Management Fund. (2)
Amount less than one thousand.


FINANCIAL HIGHLIGHTS (1)

                                                                                  Income (loss) from investment operations (2)
                                                                                                            Net
                                                                 Net asset                        gains (losses)
                                                                    value,             Net        on securities         Total from
                                                                 beginning      investment       (both realized         investment
Period ended                                                     of period    income (loss)      and unrealized)        operations

Global Discovery Fund (4)
Class 1
12/31/04                                                             $9.94            $.08                $ .98             $ 1.06
12/31/03                                                              7.26             .05                 2.67               2.72
12/31/02                                                              9.30             .06                (2.05)             (1.99)
12/31/01                                                             10.00             .04                 (.70)              (.66)
Class 2
12/31/04                                                              9.92             .06                  .97               1.03
12/31/03                                                              7.25             .02                 2.67               2.69
12/31/02                                                              9.30             .04                (2.05)             (2.01)
12/31/01                                                             10.00             .02                 (.69)              (.67)
Global Growth Fund
Class 1
12/31/04                                                            $15.30            $.18                $1.92              $2.10
12/31/03                                                             11.35             .12                 3.91               4.03
12/31/02                                                             13.42             .09                (2.02)             (1.93)
12/31/01                                                             17.25             .18                (2.50)             (2.32)
12/31/00                                                             21.42             .20                (4.15)             (3.95)
Class 2
12/31/04                                                             15.25             .14                 1.91               2.05
12/31/03                                                             11.32             .09                 3.89               3.98
12/31/02                                                             13.38             .06                (2.01)             (1.95)
12/31/01                                                             17.21             .13                (2.49)             (2.36)
12/31/00                                                             21.41             .15                (4.13)             (3.98)
Global Small Capitalization Fund
Class 1
12/31/04                                                            $14.15            $.02                $2.97              $2.99
12/31/03                                                              9.27               - (5)             4.97               4.97
12/31/02                                                             11.52               - (5)            (2.15)             (2.15)
12/31/01                                                             14.28             .03                (1.81)             (1.78)
12/31/00                                                             17.37             .09                (2.81)             (2.72)
Class 2
12/31/04                                                             14.08            (.01)                2.95               2.94
12/31/03                                                              9.23            (.03)                4.95               4.92
12/31/02                                                             11.48            (.02)               (2.15)             (2.17)
12/31/01                                                             14.24               - (5)            (1.80)             (1.80)
12/31/00                                                             17.36             .04                (2.80)             (2.76)
Growth Fund
Class 1
12/31/04                                                            $45.74            $.32                $5.51              $5.83
12/31/03                                                             33.47             .16                12.26              12.42
12/31/02                                                             44.30             .12               (10.87)            (10.75)
12/31/01                                                             73.51             .18               (11.99)            (11.81)
12/31/00                                                             70.62             .41                 2.97               3.38
Class 2
12/31/04                                                             45.50             .23                 5.45               5.68
12/31/03                                                             33.29             .06                12.19              12.25
12/31/02                                                             44.09             .03               (10.82)            (10.79)
12/31/01                                                             73.28             .04               (11.94)            (11.90)
12/31/00                                                             70.57             .25                 2.95               3.20
Class 3
Period from 1/16/04 to 12/31/04                                      47.74             .24                 3.50               3.74
International Fund
Class 1
12/31/04                                                            $13.41            $.22                $2.41              $2.63
12/31/03                                                             10.07             .15                 3.38               3.53
12/31/02                                                             12.02             .15                (1.90)             (1.75)
12/31/01                                                             20.59             .22                (3.79)             (3.57)
12/31/00                                                             26.74             .18                (5.90)             (5.72)
Class 2
12/31/04                                                             13.39             .18                 2.41               2.59
12/31/03                                                             10.05             .12                 3.37               3.49
12/31/02                                                             11.97             .12                (1.89)             (1.77)
12/31/01                                                             20.54             .15                (3.76)             (3.61)
12/31/00                                                             26.73             .13                (5.89)             (5.76)
Class 3
Period from 1/16/04 to 12/31/04                                      13.76             .20                 2.05               2.25
New World Fund
Class 1
12/31/04                                                            $11.99            $.23                $2.01              $2.24
12/31/03                                                              8.76             .21                 3.21               3.42
12/31/02                                                              9.44             .20                 (.70)              (.50)
12/31/01                                                              9.85             .24                 (.63)              (.39)
12/31/00                                                             11.77             .24                (1.70)             (1.46)
Class 2
12/31/04                                                             11.94             .19                 2.01               2.20
12/31/03                                                              8.73             .19                 3.19               3.38
12/31/02                                                              9.41             .18                 (.70)              (.52)
12/31/01                                                              9.84             .21                 (.62)              (.41)
12/31/00                                                             11.77             .20                (1.69)             (1.49)
Blue Chip Income and Growth Fund (4)
Class 1
12/31/04                                                             $9.41            $.15                 $.78               $.93
12/31/03                                                              7.17             .13                 2.11               2.24
12/31/02                                                              9.43             .16                (2.32)             (2.16)
12/31/01                                                             10.00             .09                 (.61)              (.52)
Class 2
12/31/04                                                              9.36             .13                  .78                .91
12/31/03                                                              7.16             .11                 2.09               2.20
12/31/02                                                              9.41             .14                (2.30)             (2.16)
12/31/01                                                             10.00             .08                 (.63)              (.55)
Growth-Income Fund
Class 1
12/31/04                                                            $33.61            $.48                $3.09              $3.57
12/31/03                                                             25.63             .42                 7.96               8.38
12/31/02                                                             31.70             .41                (6.16)             (5.75)
12/31/01                                                             35.23             .51                  .49               1.00
12/31/00                                                             33.08             .72                 1.98               2.70
Class 2
12/31/04                                                             33.48             .41                 3.06               3.47
12/31/03                                                             25.52             .34                 7.92               8.26
12/31/02                                                             31.58             .35                (6.14)             (5.79)
12/31/01                                                             35.13             .41                  .52                .93
12/31/00                                                             33.07             .65                 1.96               2.61
Class 3
Period from 1/16/04 to 12/31/04                                      34.64             .41                 2.07               2.48
Asset Allocation Fund
Class 1
12/31/04                                                            $14.58            $.39                 $.84              $1.23
12/31/03                                                             12.23             .41                 2.29               2.70
12/31/02                                                             14.30             .45                (2.19)             (1.74)
12/31/01                                                             15.71             .49                 (.37)               .12
12/31/00                                                             15.07             .56                  .13                .69
Class 2
12/31/04                                                             14.51             .36                  .84               1.20
12/31/03                                                             12.18             .37                 2.27               2.64
12/31/02                                                             14.25             .42                (2.18)             (1.76)
12/31/01                                                             15.67             .45                 (.36)               .09
12/31/00                                                             15.06             .53                  .13                .66
Class 3
Period from 1/16/04 to 12/31/04                                      14.85             .36                  .58                .94
Bond Fund
Class 1
12/31/04                                                            $11.34            $.56                 $.10               $.66
12/31/03                                                             10.41             .57                  .78               1.35
12/31/02                                                             10.44             .67                 (.24)               .43
12/31/01                                                             10.18             .77                  .08                .85
12/31/00                                                              9.74             .80                 (.29)               .51
Class 2
12/31/04                                                             11.27             .53                  .09                .62
12/31/03                                                             10.36             .53                  .78               1.31
12/31/02                                                             10.40             .64                 (.24)               .40
12/31/01                                                             10.16             .73                  .08                .81
12/31/00                                                              9.74             .78                 (.30)               .48
High-Income Bond Fund
Class 1
12/31/04                                                            $12.54            $.84                 $.32              $1.16
12/31/03                                                             10.44             .90                 2.12               3.02
12/31/02                                                             11.78            1.01                (1.25)              (.24)
12/31/01                                                             12.25            1.17                 (.23)               .94
12/31/00                                                             12.75            1.24                (1.63)              (.39)
Class 2
12/31/04                                                             12.47             .81                  .32               1.13
12/31/03                                                             10.39             .86                 2.12               2.98
12/31/02                                                             11.74             .97                (1.25)              (.28)
12/31/01                                                             12.22            1.13                 (.23)               .90
12/31/00                                                             12.75            1.22                (1.64)              (.42)
Class 3
Period from 1/16/04 to 12/31/04                                      12.79             .78                  .11                .89
U.S. Government/AAA-Rated Securities Fund
Class 1
12/31/04                                                            $12.24            $.45                $(.03)              $.42
12/31/03                                                             12.37             .46                 (.15)               .31
12/31/02                                                             11.87             .54                  .55               1.09
12/31/01                                                             11.73             .66                  .17                .83
12/31/00                                                             10.56             .68                  .55               1.23
Class 2
12/31/04                                                             12.17             .41                 (.03)               .38
12/31/03                                                             12.31             .42                 (.14)               .28
12/31/02                                                             11.83             .50                  .55               1.05
12/31/01                                                             11.70             .62                  .18                .80
12/31/00                                                             10.56             .65                  .55               1.20
Class 3
Period from 1/16/04 to 12/31/04                                      12.34             .41                 (.11)               .30
Cash Management Fund
Class 1
12/31/04                                                            $11.07            $.11                 $  -  (5)         $ .11
12/31/03                                                             11.17             .07                    -  (5)           .07
12/31/02                                                             11.41             .14                    -  (5)           .14
12/31/01                                                             11.65             .41                  .01                .42
12/31/00                                                             11.05             .65                  .01                .66
Class 2
12/31/04                                                             11.03             .08                    -  (5)           .08
12/31/03                                                             11.12             .05                    -  (5)           .05
12/31/02                                                             11.37             .11                    -  (5)           .11
12/31/01                                                             11.62             .34                  .05                .39
12/31/00                                                             11.04             .63                  .01                .64
Class 3
Period from 1/16/04 to 12/31/04                                      11.07             .09                    -  (5)           .09






Financial highlights (1)

                                                                          Dividends and distributions

                                                                       Dividends
                                                                  (from net   Distributions                Total         Net asset
                                                                 investment   (from capital        dividends and        value, end
Period ended                                                        income)          gains)        distributions         of period

Global Discovery Fund (4)
Class 1
12/31/04                                                             $(.09)          $(.12)               $(.21)            $10.79
12/31/03                                                              (.04)              -                 (.04)              9.94
12/31/02                                                              (.05)              -                 (.05)              7.26
12/31/01                                                              (.04)              -                 (.04)              9.30
Class 2
12/31/04                                                              (.07)           (.12)                (.19)             10.76
12/31/03                                                              (.02)              -                 (.02)              9.92
12/31/02                                                              (.04)              -                 (.04)              7.25
12/31/01                                                              (.03)              -                 (.03)              9.30
Global Growth Fund
Class 1
12/31/04                                                             $(.09)           $  -                $(.09)            $17.31
12/31/03                                                              (.08)              -                 (.08)             15.30
12/31/02                                                              (.14)              -                 (.14)             11.35
12/31/01                                                              (.15)          (1.36)               (1.51)             13.42
12/31/00                                                              (.02)           (.20)                (.22)             17.25
Class 2
12/31/04                                                              (.07)              -                 (.07)             17.23
12/31/03                                                              (.05)              -                 (.05)             15.25
12/31/02                                                              (.11)              -                 (.11)             11.32
12/31/01                                                              (.11)          (1.36)               (1.47)             13.38
12/31/00                                                              (.02)           (.20)                (.22)             17.21
Global Small Capitalization Fund
Class 1
12/31/04                                                              $  -            $  -                 $  -             $17.14
12/31/03                                                              (.09)              -                 (.09)             14.15
12/31/02                                                              (.10)              -                 (.10)              9.27
12/31/01                                                              (.13)           (.85)                (.98)             11.52
12/31/00                                                              (.05)           (.32)                (.37)             14.28
Class 2
12/31/04                                                                 -               -                    -              17.02
12/31/03                                                              (.07)              -                 (.07)             14.08
12/31/02                                                              (.08)              -                 (.08)              9.23
12/31/01                                                              (.11)           (.85)                (.96)             11.48
12/31/00                                                              (.04)           (.32)                (.36)             14.24
Growth Fund
Class 1
12/31/04                                                             $(.18)           $  -                $(.18)            $51.39
12/31/03                                                              (.15)              -                 (.15)             45.74
12/31/02                                                              (.08)              -                 (.08)             33.47
12/31/01                                                              (.41)         (16.99)              (17.40)             44.30
12/31/00                                                                 -            (.49)                (.49)             73.51
Class 2
12/31/04                                                              (.08)              -                 (.08)             51.10
12/31/03                                                              (.04)              -                 (.04)             45.50
12/31/02                                                              (.01)              -                 (.01)             33.29
12/31/01                                                              (.30)         (16.99)              (17.29)             44.09
12/31/00                                                                 -            (.49)                (.49)             73.28
Class 3
Period from 1/16/04 to 12/31/04                                       (.10)              -                 (.10)             51.38
International Fund
Class 1
12/31/04                                                             $(.22)           $  -                $(.22)            $15.82
12/31/03                                                              (.19)              -                 (.19)             13.41
12/31/02                                                              (.20)              -                 (.20)             10.07
12/31/01                                                              (.20)          (4.80)               (5.00)             12.02
12/31/00                                                              (.01)           (.42)                (.43)             20.59
Class 2
12/31/04                                                              (.19)              -                 (.19)             15.79
12/31/03                                                              (.15)              -                 (.15)             13.39
12/31/02                                                              (.15)              -                 (.15)             10.05
12/31/01                                                              (.16)          (4.80)               (4.96)             11.97
12/31/00                                                              (.01)           (.42)                (.43)             20.54
Class 3
Period from 1/16/04 to 12/31/04                                       (.19)              -                 (.19)             15.82
New World Fund
Class 1
12/31/04                                                             $(.27)           $  -                $(.27)            $13.96
12/31/03                                                              (.19)              -                 (.19)             11.99
12/31/02                                                              (.18)              -                 (.18)              8.76
12/31/01                                                              (.02)              -                 (.02)              9.44
12/31/00                                                              (.20)           (.26)                (.46)              9.85
Class 2
12/31/04                                                              (.25)              -                 (.25)             13.89
12/31/03                                                              (.17)              -                 (.17)             11.94
12/31/02                                                              (.16)              -                 (.16)              8.73
12/31/01                                                              (.02)              -                 (.02)              9.41
12/31/00                                                              (.18)           (.26)                (.44)              9.84
Blue Chip Income and Growth Fund (4)
Class 1
12/31/04                                                             $(.08)              -                $(.08)            $10.26
12/31/03                                                                 -               -                    -               9.41
12/31/02                                                              (.10)              -                 (.10)              7.17
12/31/01                                                              (.05)              -                 (.05)              9.43
Class 2
12/31/04                                                              (.07)              -                 (.07)             10.20
12/31/03                                                                 -               -                    -               9.36
12/31/02                                                              (.09)              -                 (.09)              7.16
12/31/01                                                              (.04)              -                 (.04)              9.41
Growth-Income Fund
Class 1
12/31/04                                                             $(.37)           $  -                $(.37)            $36.81
12/31/03                                                              (.40)              -                 (.40)             33.61
12/31/02                                                              (.32)              -                 (.32)             25.63
12/31/01                                                              (.73)          (3.80)               (4.53)             31.70
12/31/00                                                              (.06)           (.49)                (.55)             35.23
Class 2
12/31/04                                                              (.31)              -                 (.31)             36.64
12/31/03                                                              (.30)              -                 (.30)             33.48
12/31/02                                                              (.27)              -                 (.27)             25.52
12/31/01                                                              (.68)          (3.80)               (4.48)             31.58
12/31/00                                                              (.06)           (.49)                (.55)             35.13
Class 3
Period from 1/16/04 to 12/31/04                                       (.32)              -                 (.32)             36.80
Asset Allocation Fund
Class 1
12/31/04                                                             $(.32)           $  -                $(.32)            $15.49
12/31/03                                                              (.35)              -                 (.35)             14.58
12/31/02                                                              (.33)              -                 (.33)             12.23
12/31/01                                                              (.59)           (.94)               (1.53)             14.30
12/31/00                                                              (.05)              -                 (.05)             15.71
Class 2
12/31/04                                                              (.29)              -                 (.29)             15.42
12/31/03                                                              (.31)              -                 (.31)             14.51
12/31/02                                                              (.31)              -                 (.31)             12.18
12/31/01                                                              (.57)           (.94)               (1.51)             14.25
12/31/00                                                              (.05)              -                 (.05)             15.67
Class 3
Period from 1/16/04 to 12/31/04                                       (.30)              -                 (.30)             15.49
Bond Fund
Class 1
12/31/04                                                             $(.43)              -                $(.43)            $11.57
12/31/03                                                              (.42)              -                 (.42)             11.34
12/31/02                                                              (.46)              -                 (.46)             10.41
12/31/01                                                              (.59)              -                 (.59)             10.44
12/31/00                                                              (.07)              -                 (.07)             10.18
Class 2
12/31/04                                                              (.41)              -                 (.41)             11.48
12/31/03                                                              (.40)              -                 (.40)             11.27
12/31/02                                                              (.44)              -                 (.44)             10.36
12/31/01                                                              (.57)              -                 (.57)             10.40
12/31/00                                                              (.06)              -                 (.06)             10.16
High-Income Bond Fund
Class 1
12/31/04                                                             $(.81)              -                $(.81)            $12.89
12/31/03                                                              (.92)              -                 (.92)             12.54
12/31/02                                                             (1.10)              -                (1.10)             10.44
12/31/01                                                             (1.41)              -                (1.41)             11.78
12/31/00                                                              (.11)              -                 (.11)             12.25
Class 2
12/31/04                                                              (.79)              -                 (.79)             12.81
12/31/03                                                              (.90)              -                 (.90)             12.47
12/31/02                                                             (1.07)              -                (1.07)             10.39
12/31/01                                                             (1.38)              -                (1.38)             11.74
12/31/00                                                              (.11)              -                 (.11)             12.22
Class 3
Period from 1/16/04 to 12/31/04                                       (.81)              -                 (.81)             12.87
U.S. Government/AAA-Rated Securities Fund
Class 1
12/31/04                                                             $(.59)              -                $(.59)            $12.07
12/31/03                                                              (.44)              -                 (.44)             12.24
12/31/02                                                              (.59)              -                 (.59)             12.37
12/31/01                                                              (.69)              -                 (.69)             11.87
12/31/00                                                              (.06)              -                 (.06)             11.73
Class 2
12/31/04                                                              (.55)              -                 (.55)             12.00
12/31/03                                                              (.42)              -                 (.42)             12.17
12/31/02                                                              (.57)              -                 (.57)             12.31
12/31/01                                                              (.67)              -                 (.67)             11.83
12/31/00                                                              (.06)              -                 (.06)             11.70
Class 3
Period from 1/16/04 to 12/31/04                                       (.59)              -                 (.59)             12.05
Cash Management Fund
Class 1
12/31/04                                                             $(.09)              -                $(.09)            $11.09
12/31/03                                                              (.17)              -                 (.17)             11.07
12/31/02                                                              (.38)              -                 (.38)             11.17
12/31/01                                                              (.66)              -                 (.66)             11.41
12/31/00                                                              (.06)              -                 (.06)             11.65
Class 2
12/31/04                                                              (.06)              -                 (.06)             11.05
12/31/03                                                              (.14)              -                 (.14)             11.03
12/31/02                                                              (.36)              -                 (.36)             11.12
12/31/01                                                              (.64)              -                 (.64)             11.37
12/31/00                                                              (.06)              -                 (.06)             11.62
Class 3
Period from 1/16/04 to 12/31/04                                       (.09)              -                 (.09)             11.07




Financial highlights (1)

                                                                            Ratio of expenses   Ratio of expenses    Ratio of net
                                                               Net assets,     to average net      to average net   income (loss)
                                                     Total   end of period      assets before        assets after      to average
Period ended                                        return    (in millions)            waiver           waiver (3)     net assets

Global Discovery Fund (4)
Class 1
12/31/04                                             10.72             $20                .61%                .60%           .81%
12/31/03                                             37.41              17                .61                 .61            .55
12/31/02                                            (21.41)             10                .61                 .61            .69
12/31/01                                             (6.65)             12                .31                 .31            .42
Class 2
12/31/04                                             10.43              51                .86                 .85            .60
12/31/03                                             37.11              24                .86                 .86            .28
12/31/02                                            (21.67)              9                .86                 .86            .48
12/31/01                                             (6.71)              4                .42                 .42            .21
Global Growth Fund
Class 1
12/31/04                                             13.80            $202                .65%                .64%          1.15%
12/31/03                                             35.63             188                .70                 .70            .94
12/31/02                                            (14.46)            152                .71                 .71            .73
12/31/01                                            (13.99)            215                .70                 .70           1.24
12/31/00                                            (18.71)            317                .70                 .70            .97
Class 2
12/31/04                                             13.49           1,796                .90                 .89            .92
12/31/03                                             35.27           1,082                .95                 .95            .68
12/31/02                                            (14.64)            592                .96                 .96            .48
12/31/01                                            (14.22)            600                .95                 .95            .88
12/31/00                                            (18.87)            562                .95                 .95            .73
Global Small Capitalization Fund
Class 1
12/31/04                                             21.13            $193                .81%                .80%           .15%
12/31/03                                             53.92             163                .83                 .83           (.03)
12/31/02                                            (18.83)            108                .84                 .84            .04
12/31/01                                            (12.63)            149                .83                 .83            .21
12/31/00                                            (16.33)            213                .86                 .86            .52
Class 2
12/31/04                                             20.88           1,198               1.06                1.05           (.07)
12/31/03                                             53.53             665               1.08                1.08           (.28)
12/31/02                                            (19.05)            290               1.09                1.09           (.20)
12/31/01                                            (12.85)            274               1.08                1.08           (.05)
12/31/00                                            (16.53)            234               1.11                1.11            .25
Growth Fund
Class 1
12/31/04                                             12.75          $3,744                .36%                .36%           .68%
12/31/03                                             37.15           3,877                .39                 .39            .41
12/31/02                                            (24.27)          3,195                .40                 .40            .30
12/31/01                                            (17.93)          5,207                .38                 .38            .34
12/31/00                                              4.72           7,677                .38                 .38            .53
Class 2
12/31/04                                             12.50          12,055                .61                 .61            .50
12/31/03                                             36.80           7,107                .64                 .64            .16
12/31/02                                            (24.46)          3,009                .65                 .65            .07
12/31/01                                            (18.15)          2,937                .63                 .63            .07
12/31/00                                              4.47           2,356                .63                 .63            .33
Class 3
Period from 1/16/04 to 12/31/04                       7.85             516                .54(6)              .53(6)         .54(6)
International Fund
Class 1
12/31/04                                             19.66          $1,495                .60%                .59%          1.54%
12/31/03                                             35.12           1,431                .63                 .63           1.40
12/31/02                                            (14.58)          1,236                .63                 .63           1.35
12/31/01                                            (19.73)          1,772                .61                 .61           1.41
12/31/00                                            (21.85)          2,750                .59                 .59            .72
Class 2
12/31/04                                             19.32           2,752                .84                 .83           1.27
12/31/03                                             34.85           1,385                .88                 .88           1.08
12/31/02                                            (14.84)            636                .88                 .88           1.05
12/31/01                                            (19.89)            628                .86                 .86           1.04
12/31/00                                            (22.06)            581                .84                 .84            .50
Class 3
Period from 1/16/04 to 12/31/04                      16.45             115                .77(6)              .77(6)        1.45(6)
New World Fund
Class 1
12/31/04                                             19.07             $63                .93%                .92%          1.81%
12/31/03                                             39.56              47                .92                 .92           2.15
12/31/02                                             (5.45)             35                .91                 .91           2.14
12/31/01                                             (3.99)             37                .91                 .91           2.54
12/31/00                                            (12.43)             45                .92                 .92           2.14
Class 2
12/31/04                                             18.80             373               1.18                1.17           1.57
12/31/03                                             39.18             224               1.17                1.17           1.90
12/31/02                                             (5.66)            124               1.16                1.16           1.89
12/31/01                                             (4.19)            116               1.16                1.16           2.25
12/31/00                                            (12.70)            102               1.17                1.17           1.83
Blue Chip Income and Growth Fund (4)
Class 1
12/31/04                                              9.94            $129                .46%                .46%          1.60%
12/31/03                                             31.24             107                .52                 .50           1.67
12/31/02                                            (22.93)             54                .52                 .52           1.89
12/31/01                                             (5.23)             49                .25                 .25            .93
Class 2
12/31/04                                              9.74           2,349                .71                 .70           1.37
12/31/03                                             30.73           1,490                .76                 .74           1.41
12/31/02                                            (23.07)            426                .77                 .77           1.76
12/31/01                                             (5.38)            111                .37                 .37            .82
Growth-Income Fund
Class 1
12/31/04                                             10.66          $4,213                .31%                .30%          1.39%
12/31/03                                             32.76           4,402                .34                 .34           1.45
12/31/02                                            (18.15)          3,741                .35                 .35           1.43
12/31/01                                              2.78           5,428                .35                 .35           1.53
12/31/00                                              8.24           6,022                .35                 .35           2.16
Class 2
12/31/04                                             10.37          13,105                .56                 .55           1.19
12/31/03                                             32.43           7,824                .59                 .59           1.18
12/31/02                                            (18.34)          3,632                .60                 .60           1.22
12/31/01                                              2.56           3,187                .60                 .60           1.25
12/31/00                                              7.95           1,972                .60                 .60           1.92
Class 3
Period from 1/16/04 to 12/31/04                       7.18             537                .49(6)              .48(6)        1.24(6)
Asset Allocation Fund
Class 1
12/31/04                                              8.50            $899                .38%                .37%          2.64%
12/31/03                                             22.14             911                .42                 .42           3.12
12/31/02                                            (12.19)            797                .45                 .45           3.31
12/31/01                                               .77           1,012                .45                 .45           3.30
12/31/00                                              4.62           1,136                .45                 .45           3.77
Class 2
12/31/04                                              8.34           3,797                .62                 .62           2.42
12/31/03                                             21.74           2,314                .67                 .67           2.81
12/31/02                                            (12.38)          1,056                .70                 .70           3.11
12/31/01                                               .52             730                .70                 .70           3.03
12/31/00                                              4.40             453                .70                 .70           3.53
Class 3
Period from 1/16/04 to 12/31/04                       6.38              81                .55(6)              .55(6)        2.50(6)
Bond Fund
Class 1
12/31/04                                              6.04            $195                .45%                .44%          4.94%
12/31/03                                             13.07             213                .47                 .47           5.19
12/31/02                                              4.26             218                .49                 .49           6.60
12/31/01                                              8.48             194                .49                 .49           7.38
12/31/00                                              5.22             151                .51                 .51           8.03
Class 2
12/31/04                                              5.72           1,759                .70                 .69           4.68
12/31/03                                             12.80           1,280                .72                 .72           4.88
12/31/02                                              4.05             697                .74                 .74           6.34
12/31/01                                              8.15             349                .74                 .74           7.06
12/31/00                                              4.99             144                .76                 .76           7.87
High-Income Bond Fund
Class 1
12/31/04                                              9.83            $364                .50%                .50%          6.74%
12/31/03                                             29.79             411                .51                 .51           7.74
12/31/02                                             (1.51)            335                .52                 .52           9.55
12/31/01                                              8.02             403                .51                 .51           9.60
12/31/00                                             (3.06)            436                .52                 .52           9.87
Class 2
12/31/04                                              9.59             444                .75                 .74           6.48
12/31/03                                             29.51             319                .76                 .76           7.41
12/31/02                                             (1.83)            183                .77                 .77           9.28
12/31/01                                              7.73             156                .76                 .76           9.37
12/31/00                                             (3.31)            117                .77                 .77           9.76
Class 3
Period from 1/16/04 to 12/31/04                       7.52              46                .68(6)              .68(6)        6.57(6)
U.S. Government/AAA-Rated Securities Fund
Class 1
12/31/04                                              3.58            $286                .47%                .46%          3.68%
12/31/03                                              2.51             373                .46                 .46           3.71
12/31/02                                              9.45             517                .47                 .47           4.45
12/31/01                                              7.24             386                .47                 .47           5.58
12/31/00                                             11.69             362                .49                 .49           6.16
Class 2
12/31/04                                              3.30             285                .72                 .71           3.42
12/31/03                                              2.28             273                .71                 .71           3.43
12/31/02                                              9.15             288                .72                 .72           4.14
12/31/01                                              7.02             137                .72                 .72           5.27
12/31/00                                             11.39              70                .74                 .74           5.89
Class 3
Period from 1/16/04 to 12/31/04                       2.58              43                .65(6)              .65(6)        3.516)
Cash Management Fund
Class 1
12/31/04                                               .96             $78                .37%                .36%           .96%
12/31/03                                               .67             103                .47                 .47            .68
12/31/02                                              1.24             203                .46                 .46           1.25
12/31/01                                              3.66             218                .46                 .46           3.52
12/31/00                                              6.04             211                .46                 .46           5.80
Class 2
12/31/04                                               .70             110                .61                 .61            .76
12/31/03                                               .47              99                .72                 .72            .42
12/31/02                                              1.00             133                .71                 .71           1.00
12/31/01                                              3.43             127                .71                 .71           2.99
12/31/00                                              5.83              49                .71                 .71           5.60
Class 3
Period from 1/16/04 to 12/31/04                        .78              20                .54(6)              .54(6)         .80(6)


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

(2)  Based on average shares outstanding.

(3) The ratios in this column reflect the impact, if any, of certain waivers by CRMC. During the period ended 12/31/04, CRMC reduced fees for investment advisory services for all share classes.

(4)  Commenced operations July 5, 2001.

(5)  Amount less than one cent.

(6)  Annualized.



Portfolio turnover

                                                                                        Year Ended December 31
                                                                    2004        2003            2002            2001         2000
Global Discovery Fund *                                               28          30  %           25   %           4          N/A
Global Growth Fund                                                    24          27              30              38           41%
Global Small Capitalization Fund                                      49          51              66              65           62
Growth Fund                                                           30          34              34              31           48
International Fund                                                    37          40              30              40           42
New World Fund                                                        18          19              22              31           43
Blue Chip Income and Growth Fund *                                    13          12               8              12          N/A
Growth-Income Fund                                                    21          21              26              34           47
Asset Allocation Fund                                                 20          20              25              32           32
Bond Fund                                                             34          20              29              59           55
High-Income Bond Fund                                                 38          48              45              42           50
U.S. Government/AAA-Rated Securities Fund                             68          63              53              84           54
Cash Management Fund                                                   -           -               -               -            -

* Commenced operations July 5, 2001.


See Notes to Financial Statements



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of American Fund Insurance Series:


In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Discovery Fund, the Global Growth Fund, the Global Small Capitalization Fund, the Growth Fund, the International Fund, the New World Fund, the Blue Chip Income and Growth Fund, the Growth-Income Fund, the Asset Allocation Fund, the Bond Fund, the High-Income Bond Fund, the U.S. Government/AAA Rated Securities Fund and the Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the "Series") at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits, which included confirmation of securities at December 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Los Angeles, California
February 5, 2005


EXPENSE EXAMPLE (unaudited)

The funds in the American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the Series, you incur two types of costs:

(1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and

(2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds only so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 through December 31, 2004).


ACTUAL EXPENSES:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning account       Ending account         Expenses paid      Annualized
                                                value 7/1/2004     value 12/31/2004      during period(1)   expense ratio

Global Discovery Fund
Class 1 -- actual return                             $1,000.00            $1,068.70                $3.07             .59%
Class 1 -- assumed 5% return                          1,000.00             1,022.17                 3.00             .59
Class 2 -- actual return                              1,000.00             1,067.93                 4.37             .84
Class 2 -- assumed 5% return                          1,000.00             1,020.91                 4.27             .84
Global Growth Fund
Class 1 -- actual return                             $1,000.00            $1,104.65                $3.28             .62%
Class 1 -- assumed 5% return                          1,000.00             1,022.02                 3.15             .62
Class 2 -- actual return                              1,000.00             1,103.06                 4.60             .87
Class 2 -- assumed 5% return                          1,000.00             1,020.76                 4.42             .87
Global Small Capitalization Fund
Class 1 -- actual return                             $1,000.00            $1,140.39                $4.20             .78%
Class 1 -- assumed 5% return                          1,000.00             1,021.22                 3.96             .78
Class 2 -- actual return                              1,000.00             1,139.22                 5.54            1.03
Class 2 -- assumed 5% return                          1,000.00             1,019.96                 5.23            1.03
Growth Fund
Class 1 -- actual return                             $1,000.00            $1,076.77                $1.77             .34%
Class 1 -- assumed 5% return                          1,000.00             1,023.43                 1.73             .34
Class 2 -- actual return                              1,000.00             1,075.76                 3.08             .59
Class 2 -- assumed 5% return                          1,000.00             1,022.17                 3.00             .59
Class 3 -- actual return                              1,000.00             1,075.95                 2.71             .52
Class 3 -- assumed 5% return                          1,000.00             1,022.52                 2.64             .52
International Fund
Class 1 -- actual return                             $1,000.00            $1,141.78                $3.07             .57%
Class 1 -- assumed 5% return                          1,000.00             1,022.27                 2.90             .57
Class 2 -- actual return                              1,000.00             1,140.46                 4.41             .82
Class 2 -- assumed 5% return                          1,000.00             1,021.01                 4.17             .82
Class 3 -- actual return                              1,000.00             1,141.81                 4.04             .75
Class 3 -- assumed 5% return                          1,000.00             1,021.37                 3.81             .75
New World Fund
Class 1 -- actual return                             $1,000.00            $1,169.18                $4.91             .90%
Class 1 -- assumed 5% return                          1,000.00             1,020.61                 4.57             .90
Class 2 -- actual return                              1,000.00             1,168.20                 6.27            1.15
Class 2 -- assumed 5% return                          1,000.00             1,019.36                 5.84            1.15
Blue Chip Income and Growth Fund
Class 1 -- actual return                             $1,000.00            $1,072.10                $2.29             .44%
Class 1 -- assumed 5% return                          1,000.00             1,022.92                 2.24             .44
Class 2 -- actual return                              1,000.00             1,071.43                 3.59             .69
Class 2 -- assumed 5% return                          1,000.00             1,021.67                 3.51             .69
Growth-Income Fund
Class 1 -- actual return                             $1,000.00            $1,062.23                $1.50             .29%
Class 1 -- assumed 5% return                          1,000.00             1,023.68                 1.48             .29
Class 2 -- actual return                              1,000.00             1,060.84                 2.80             .54
Class 2 -- assumed 5% return                          1,000.00             1,022.42                 2.75             .54
Class 3 -- actual return                              1,000.00             1,061.31                 2.44             .47
Class 3 -- assumed 5% return                          1,000.00             1,022.77                 2.39             .47
Asset Allocation Fund
Class 1 -- actual return                             $1,000.00            $1,063.33                $1.82             .35%
Class 1 -- assumed 5% return                          1,000.00             1,023.38                 1.78             .35
Class 2 -- actual return                              1,000.00             1,062.65                 3.11             .60
Class 2 -- assumed 5% return                          1,000.00             1,022.12                 3.05             .60
Class 3 -- actual return                              1,000.00             1,062.57                 2.75             .53
Class 3 -- assumed 5% return                          1,000.00             1,022.47                 2.69             .53
Bond Fund
Class 1 -- actual return                             $1,000.00            $1,055.66                $2.22             .43%
Class 1 -- assumed 5% return                          1,000.00             1,022.97                 2.19             .43
Class 2 -- actual return                              1,000.00             1,054.17                 3.51             .68
Class 2 -- assumed 5% return                          1,000.00             1,021.72                 3.46             .68
High-Income Bond Fund
Class 1 -- actual return                             $1,000.00            $1,085.02                $2.52             .48%
Class 1 -- assumed 5% return                          1,000.00             1,022.72                 2.44             .48
Class 2 -- actual return                              1,000.00             1,083.75                 3.82             .73
Class 2 -- assumed 5% return                          1,000.00             1,021.47                 3.71             .73
Class 3 -- actual return                              1,000.00             1,085.16                 3.46             .66
Class 3 -- assumed 5% return                          1,000.00             1,021.82                 3.35             .66
U.S. Government/AAA-Rated Securities Fund
Class 1 -- actual return                             $1,000.00            $1,032.50                $2.30             .45%
Class 1 -- assumed 5% return                          1,000.00             1,022.87                 2.29             .45
Class 2 -- actual return                              1,000.00             1,030.93                 3.57             .70
Class 2 -- assumed 5% return                          1,000.00             1,021.62                 3.56             .70
Class 3 -- actual return                              1,000.00             1,031.67                 3.22             .63
Class 3 -- assumed 5% return                          1,000.00             1,021.97                 3.20             .63
Cash Management Fund
Class 1 -- actual return                             $1,000.00            $1,006.35                $1.61             .32%
Class 1 -- assumed 5% return                          1,000.00             1,023.53                 1.63             .32
Class 2 -- actual return                              1,000.00             1,005.46                 2.87             .57
Class 2 -- assumed 5% return                          1,000.00             1,022.27                 2.90             .57
Class 3 -- actual return                              1,000.00             1,005.45                 2.52             .50
Class 3 -- assumed 5% return                          1,000.00             1,022.62                 2.54             .50


(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).


BOARD OF TRUSTEES

"NON-INTERESTED" TRUSTEES

                                             YEAR FIRST
                                                ELECTED
                                              A TRUSTEE
NAME AND AGE                           OF THE SERIES(1)       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Lee A. Ault III, 68                             1999          Chairman of the Board, In-Q-Tel, Inc. (information technology); former
                                                              Chairman of the Board, President and CEO, Telecredit, Inc.

H. Frederick Christie, 71                       1994          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California Edison
                                                              Company)

Joe E. Davis, 70                                1991          Private investor; former Chairman of the Board, Linear Corporation;
                                                              former President and CEO, National Health Enterprises, Inc.

Martin Fenton, 69                               1995          Chairman of the Board and CEO, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 58                           1999          President and CEO, Fuller Consulting (financial management consulting firm)

Mary Myers Kauppila, 50                         1994          Private investor; Chairman of the Board and CEO, Ladera Management
                                                              Company (venture capital and agriculture); former owner and President,
                                                              Energy Investment, Inc.

Kirk P. Pendleton, 65                           1996          Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)


"NON-INTERESTED" TRUSTEES

                                              NUMBER OF
                                             PORTFOLIOS
                                                IN FUND
                                             COMPLEX(2)
                                            OVERSEEN BY
NAME AND AGE                                    TRUSTEE       OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

Lee A. Ault III, 68                               1           Anworth Mortgage Asset Corporation; Equifax, Inc.; Office Depot, Inc.

H. Frederick Christie, 71                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

Joe E. Davis, 70                                  1           Anworth Mortgage Asset Corporation; Natural Alternatives Inc.;
                                                              Wilshire Technologies, Inc.

Martin Fenton, 69                                16           None

Leonard R. Fuller, 58                            14           None

Mary Myers Kauppila, 50                           5           None

Kirk P. Pendleton, 65                             6           None


"INTERESTED" TRUSTEES(4)

                                             YEAR FIRST
                                              ELECTED A
                                             TRUSTEE OR       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                                OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH SERIES                      THE SERIES(1)       UNDERWRITER OF THE SERIES

James K. Dunton, 67                             1993          Senior Vice President and Director, Capital
Chairman of the Board                                         Research and Management Company

Donald D. O'Neal, 44                            1998          Senior Vice President, Capital Research and
President                                                     Management Company

Michael J. Downer, 50                           1991          Vice President and Secretary, Capital Research
Senior Vice President                                         and Management Company; Secretary and Director, American Funds
                                                              Distributors, Inc.;(5) Director, Capital Bank and Trust Company(5)


"INTERESTED" TRUSTEES(4)

                                              NUMBER OF
                                             PORTFOLIOS
                                                IN FUND
                                             COMPLEX(2)
NAME, AGE AND                               OVERSEEN BY
POSITION WITH SERIES                            TRUSTEE       OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

James K. Dunton, 67                               2           None
Chairman of the Board

Donald D. O'Neal, 44                              3           None
President

Michael J. Downer, 50                             1           None
Senior Vice President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE SERIES' TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE SERIES IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071,
ATTENTION: FUND SECRETARY.


OTHER OFFICERS
                                             YEAR FIRST
                                                ELECTED       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                AN OFFICER       AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH SERIES                   OF THE SERIES(1)       THE PRINCIPAL UNDERWRITER OF THE SERIES

Alan N. Berro, 44                               1998          Vice President, Capital Research and Management
Senior Vice President                                         Company; Senior Vice President, Capital Research Company(5)

Abner D. Goldstine, 75                          1993          Senior Vice President and Director, Capital Research
Senior Vice President                                         and Management Company

John H. Smet, 48                                1994          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company; Director, American Funds Distributors, Inc.(5)

Claudia P. Huntington, 52                       1994          Senior Vice President, Capital Research and
Vice President                                                Management Company; Director, The Capital Group Companies, Inc.(5)

Robert W. Lovelace, 42                          1997          Senior Vice President, Capital Research and
Vice President                                                Management Company; Chairman of the Board, Capital Research
                                                              Company;(5) Director, The Capital Group Companies, Inc.(5)

Susan M. Tolson, 42                             1999          Senior Vice President, Capital Research
Vice President                                                Company(5)

Chad L. Norton, 44                              1994          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

David A. Pritchett, 38                          1999          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Steven I. Koszalka, 40                          2003          Fund Boards Specialist, Capital Research
Assistant Secretary                                           and Management Company

Sheryl F. Johnson, 36                           1997          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

Jeffrey P. Regal, 33                            2004          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

(1) Trustees and officers of the series serve until their resignation, removal or retirement.

(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds, and Endowments, whose shareholders are limited to certain nonprofit organizations.

(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.

(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the series' investment adviser, Capital Research and Management Company, or affiliated entities (including the series' principal underwriter). (5) Company affiliated with Capital Research and Management Company.

NOTES

[logo - American Funds(R)]

The right choice for the long term(R)

OFFICES OF THE SERIES AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE FREE OF CHARGE ON THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) WEBSITE AT WWW.SEC.GOV, ON THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM OR UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180. THE SERIES' PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE SEC AND AMERICAN FUNDS WEBSITES.

COMPLETE   PORTFOLIOS  OF  AMERICAN  FUNDS  INSURANCE  SERIES'  INVESTMENTS  ARE
AVAILABLE FREE OF CHARGE ON THE SEC WEBSITE OR UPON REQUEST BY CALLING AFS.

AMERICAN FUNDS INSURANCE SERIES FILES A COMPLETE LIST OF ITS PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. FORMS N-Q ARE AVAILABLE FREE OF CHARGE ON THE SEC WEBSITE OR UPON REQUEST BY CALLING AFS. YOU MAY ALSO REVIEW, OR, FOR A FEE, COPY THE FORMS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (800/SEC-0330).

This report is for the information of American Funds Insurance Series investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies. If used as sales material after March 31, 2005, this report must be accompanied by a statistical update for the most recently completed calendar quarter.


THE CAPITAL GROUP COMPANIES

American Funds

Capital Research and Management

Capital International

Capital Guardian

Capital Bank and Trust

Lit. No. INGEAR-995-0205P

Litho in USA RCG/L/8074-S1926

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Joe E. Davis, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Registrant:
a)       Audit Fees:
                                    2003             $260,000
                                    2004             $286,000
b)       Audit- Related Fees:
                                    2003             none
                                    2004             none
c)       Tax Fees:
                                    2003             $57,000
                                    2004             $79,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the
                                    Registrant's tax returns including returns
                                    relating to the registrant's investments in
                                    non-U.S. jurisdictions.
d)       All Other Fees:
                                    2003             none
                                    2004             none

                  Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a)

                         Not Applicable
b) Audit- Related Fees:
                                    2003             none
                                    2004             none
c) Tax Fees:
                                    2003             none
                                    2004             none
d) All Other Fees:
                                    2003             none
                                    2004             none


The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $57,000 for fiscal year 2003 and $79,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.



ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

[logo - American Funds (r)]

AMERICAN FUNDS INSURANCE SERIES
GLOBAL DISCOVERY FUND

Investment portfolio
December 31, 2004

                                                                                                                        Market value
Common stocks -- 76.96%                                                                                       Shares         (000)

TELECOMMUNICATION SERVICES -- 9.81%
Royal KPN NV                                                                                                140,900        $1,334
Qwest Communications International Inc. (1)                                                                 240,000         1,066
France Telecom, SA                                                                                           26,000           857
Telefonica, SA                                                                                               44,000           826
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B                                   1,574,000           819
Telephone and Data Systems, Inc.                                                                              6,500           500
MobileOne Ltd                                                                                               372,000           415
Telekom Austria AG                                                                                           17,143           324
China Unicom Ltd.                                                                                           400,000           317
CenturyTel, Inc.                                                                                              7,000           248
Vodafone Group PLC                                                                                           82,000           222
Telecom Italia SpA, nonvoting                                                                                18,300            59
                                                                                                                            6,987

SOFTWARE & SERVICES -- 9.53%
First Data Corp.                                                                                             32,210         1,370
NHN Corp.                                                                                                    14,660         1,183
Microsoft Corp.                                                                                              34,500           921
Yahoo! Inc. (1)                                                                                              23,200           874
Paychex, Inc.                                                                                                16,200           552
Automatic Data Processing, Inc.                                                                              11,300           501
BEA Systems, Inc. (1)                                                                                        50,000           443
Intuit Inc. (1)                                                                                              10,000           440
Compuware Corp. (1)                                                                                          43,000           278
NAVTEQ Corp. (1)                                                                                              4,900           227
                                                                                                                            6,789

RETAILING -- 9.00%
IAC/InterActiveCorp (1)                                                                                      53,200         1,469
Best Buy Co., Inc.                                                                                           20,200         1,200
Lowe's Companies, Inc.                                                                                       18,800         1,083
eBay Inc. (1)                                                                                                 7,000           814
CarMax, Inc. (1)                                                                                             22,000           683
Target Corp.                                                                                                 11,500           597
Ross Stores, Inc.                                                                                            11,000           318
Kohl's Corp. (1)                                                                                              5,000           246
                                                                                                                            6,410


                                                                                                                        Market value
Common stocks                                                                                                Shares         (000)

BANKS -- 8.54%
Wells Fargo & Co.                                                                                            16,750        $1,041
Freddie Mac                                                                                                  11,000           811
Societe Generale                                                                                              6,000           605
UFJ Holdings, Inc. (1)                                                                                          100           604
Royal Bank of Scotland Group PLC                                                                             17,600           591
DEPFA BANK PLC                                                                                               27,000           452
ABN AMRO Holding NV                                                                                          15,827           418
Mizuho Financial Group, Inc.                                                                                     75           377
Chinatrust Financial Holding Co., Ltd.                                                                      254,304           304
City National Corp.                                                                                           4,200           297
HSBC Holdings PLC (United Kingdom)                                                                           13,896           238
Malayan Banking Bhd.                                                                                         76,500           238
Fannie Mae                                                                                                    1,550           110
                                                                                                                            6,086

MEDIA -- 5.11%
Liberty Media Corp., Class A (1)                                                                            112,000         1,230
Time Warner Inc. (1)                                                                                         62,500         1,215
Liberty Media International, Inc., Class A (1)                                                               13,720           634
Reader's Digest Assn., Inc., Class A                                                                         40,500           563
                                                                                                                            3,642

HEALTH CARE EQUIPMENT & SERVICES -- 4.84%
Express Scripts, Inc. (1)                                                                                    11,000           841
Caremark Rx, Inc. (1)                                                                                        17,000           670
HCA Inc.                                                                                                     15,500           619
Aetna Inc.                                                                                                    4,900           611
Alfresa Holdings Corp.                                                                                       14,500           531
Service Corp. International (1)                                                                              23,600           176
                                                                                                                            3,448

COMMERCIAL SERVICES & SUPPLIES -- 4.20%
Rentokil Initial PLC                                                                                        355,000         1,005
Robert Half International Inc.                                                                               24,000           706
United Stationers Inc. (1)                                                                                   10,000           462
ServiceMaster Co.                                                                                            30,000           414
Adecco SA                                                                                                     8,000           402
                                                                                                                            2,989

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.30%
Applied Materials, Inc. (1)                                                                                  42,000           718
Texas Instruments Inc.                                                                                       25,000           616
Rohm Co., Ltd.                                                                                                3,100           320
Taiwan Semiconductor Manufacturing Co. Ltd.                                                                 129,374           206
Xilinx, Inc.                                                                                                  6,000           178
Maxim Integrated Products, Inc.                                                                               4,000           170
Altera Corp. (1)                                                                                              7,000           145
                                                                                                                            2,353

TECHNOLOGY HARDWARE & EQUIPMENT -- 3.09%
Cisco Systems, Inc. (1)                                                                                      52,600         1,015
Symbol Technologies, Inc.                                                                                    25,000           433
Murata Manufacturing Co., Ltd.                                                                                5,800           323
CIENA Corp. (1)                                                                                              70,000           234
International Business Machines Corp.                                                                         2,000           197
                                                                                                                            2,202


                                                                                                                        Market value
Common stocks                                                                                                Shares         (000)

DIVERSIFIED FINANCIALS -- 2.69%
Citigroup Inc.                                                                                               27,500      $  1,325
Capital One Financial Corp.                                                                                   7,000           589
                                                                                                                            1,914

INSURANCE -- 2.09%
American International Group, Inc.                                                                           17,375         1,141
Mitsui Sumitomo Insurance Co., Ltd.                                                                          40,000           347
                                                                                                                            1,488

TRANSPORTATION -- 2.07%
Qantas Airways Ltd.                                                                                         143,320           415
Singapore Post Private Ltd.                                                                                 745,000           406
SIRVA, Inc. (1)                                                                                              20,000           384
Southwest Airlines Co.                                                                                        8,800           143
Ryanair Holdings PLC (ADR) (1)                                                                                3,100           126
                                                                                                                            1,474

FOOD & STAPLES RETAILING -- 1.91%
Wal-Mart de Mexico, SA de CV, Series V                                                                      169,300           582
Walgreen Co.                                                                                                 11,500           441
Costco Wholesale Corp.                                                                                        7,000           339
                                                                                                                            1,362

HOTELS, RESTAURANTS & LEISURE -- 1.45%
Carnival Corp., units                                                                                        10,000           576
Outback Steakhouse, Inc.                                                                                     10,000           458
                                                                                                                            1,034

ENERGY -- 1.10%
Schlumberger Ltd.                                                                                             6,000           402
Baker Hughes Inc.                                                                                             9,000           384
                                                                                                                              786

CONSUMER DURABLES & APPAREL -- 0.94%
Garmin Ltd.                                                                                                  11,000           669


CAPITAL GOODS -- 0.86%
Hagemeyer NV (1)                                                                                            267,000           615


MATERIALS -- 0.81%
Nitto Denko Corp.                                                                                            10,500           574


UTILITIES -- 0.74%
Hong Kong and China Gas Co. Ltd.                                                                            150,000           310
Scottish Power PLC                                                                                           23,500           182
AES Corp. (1)                                                                                                 2,300            31
                                                                                                                              523

MISCELLANEOUS -- 4.88%
Other common stocks in initial period of acquisition                                                                        3,476


Total common stocks (cost: $46,731,000)                                                                                    54,821



                                                                                                          Shares or     Market value
Convertible securities -- 1.90%                                                                     principal amount         (000)

BANKS -- 0.88%
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005, units (Japan)                  27,000,000     $     625


TECHNOLOGY HARDWARE & EQUIPMENT -- 0.78%
Lucent Technologies Inc. 8.00% convertible subordinated notes 2031                                         $500,000           559


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.24%
Agere Systems Inc. 6.50% convertible notes 2009                                                            $160,000           170


Total convertible securities (cost: $934,000)                                                                               1,354


                                                                                                  Principal amount
Short-term securities -- 20.95%                                                                                (000)

U.S. Treasury Bills 1.79%-2.05% due 1/20-3/10/2005                                                           $4,500         4,491
Coca-Cola Co. 2.11%-2.17% due 1/24-1/28/2005                                                                  1,700         1,697
Abbott Laboratories Inc. 2.25% due 1/20/2005 (2)                                                              1,300         1,299
Hershey Foods Corp. 2.18% due 1/26/2005 (2)                                                                   1,200         1,198
International Bank for Reconstruction and Development 2.08% due 1/3/2005                                      1,100         1,100
IBM Credit Corp. 2.20% due 1/28/2005                                                                          1,100         1,098
PepsiCo Inc. 2.24% due 1/13/2005 (2)                                                                          1,000           999
Harley-Davidson Funding Corp. 2.26% due 1/27/2005 (2)                                                         1,000           998
Freddie Mac 2.27% due 2/1/2005                                                                                  900           898
Pfizer Inc 2.15%-2.17% due 1/18-1/24/2005 (2)                                                                   650           650
BellSouth Corp. 2.27% due 1/24/2005 (2)                                                                         500           499

Total short-term securities (cost: $14,927,000)                                                                            14,927


Total investment securities (cost: $62,592,000)                                                                            71,102
Other assets less liabilities                                                                                                 136

Net assets                                                                                                                $71,238



"Miscellaneous"   securities   include  holdings  in  their  initial  period  of
acquisition that have not previously been publicly disclosed.


(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $5,643,000, which represented 7.92% of the net assets of the fund.

ADR = American Depositary Receipts




GLOBAL GROWTH FUND

Investment portfolio
December 31, 2004

                                                                                                                        Market value
Common stocks -- 84.83%                                                                                       Shares         (000)

CONSUMER DISCRETIONARY -- 14.52%
Time Warner Inc. (1)                                                                                      1,717,000     $  33,378
News Corp. Inc., Class A                                                                                  1,119,173        20,884
News Corp. Inc., Class B                                                                                    427,507         8,208
Toyota Motor Corp.                                                                                          710,000        28,817
Cie. Financiere Richemont AG, units, Class A                                                                478,000        15,863
Starbucks Corp. (1)                                                                                         220,000        13,719
Target Corp.                                                                                                260,000        13,502
Clear Channel Communications, Inc.                                                                          380,000        12,726
eBay Inc. (1)                                                                                               104,800        12,186
Michaels Stores, Inc.                                                                                       390,000        11,688
Lowe's Companies, Inc.                                                                                      190,000        10,942
Carnival Corp., units                                                                                       183,000        10,546
Grupo Televisa, SA, ordinary participation certificates (ADR)                                               165,000         9,982
Honda Motor Co., Ltd.                                                                                       175,000         9,045
Limited Brands, Inc.                                                                                        370,000         8,517
Comcast Corp., Class A (1)                                                                                  225,000         7,488
IAC/InterActiveCorp (1)                                                                                     260,000         7,181
Suzuki Motor Corp.                                                                                          313,000         5,703
Bayerische Motoren Werke AG                                                                                 120,000         5,396
Renault SA                                                                                                   60,450         5,039
Dixons Group PLC                                                                                          1,691,929         4,928
Mediaset SpA                                                                                                375,000         4,739
Kingfisher PLC                                                                                              759,422         4,508
Hyundai Motor Co.                                                                                            76,000         4,075
Fox Entertainment Group, Inc., Class A (1)                                                                  125,000         3,908
FAST RETAILING CO., LTD.                                                                                     40,000         3,037
Kesa Electricals PLC                                                                                        517,568         2,802
Viacom Inc., Class B, nonvoting                                                                              75,000         2,729
Reuters Group PLC                                                                                           320,000         2,315
Univision Communications Inc., Class A (1)                                                                   70,000         2,049
Koninklijke Philips Electronics NV                                                                           70,000         1,850
Thomson Corp.                                                                                                40,000         1,409
SET Satellite (Singapore) Pte. Ltd. (1),(2),(3)                                                             155,973           491
Liberty Media Corp., Class A (1)                                                                             25,000           275
SET India Ltd. (1),(2),(3)                                                                                    6,400           254
KirchMedia GmbH & Co. KGaA, nonvoting (1),(2),(3)                                                            42,000             --
                                                                                                                          290,179

INFORMATION TECHNOLOGY -- 11.62%
Samsung Electronics Co., Ltd.                                                                                48,170        20,965
Rohm Co., Ltd.                                                                                              192,000        19,809
Taiwan Semiconductor Manufacturing Co. Ltd.                                                              12,308,463        19,583


                                                                                                                        Market value
Common stocks                                                                                                Shares         (000)

INFORMATION TECHNOLOGY (continued)
Murata Manufacturing Co., Ltd.                                                                              312,000     $  17,401
Texas Instruments Inc.                                                                                      703,500        17,320
Microsoft Corp.                                                                                             622,000        16,614
Xilinx, Inc.                                                                                                440,000        13,046
Applied Materials, Inc. (1)                                                                                 700,000        11,970
Fujitsu Ltd.                                                                                              1,810,000        11,751
ASML Holding NV (New York registered) (1)                                                                   471,800         7,506
ASML Holding NV (1)                                                                                         125,000         1,999
Semiconductor Manufacturing International Corp (ADR) (1)                                                    665,200         7,164
Semiconductor Manufacturing International Corp. (1)                                                       4,700,000         1,022
Micron Technology, Inc. (1)                                                                                 545,000         6,731
Venture Corp. Ltd.                                                                                          680,000         6,624
Compuware Corp. (1)                                                                                       1,000,000         6,470
Altera Corp. (1)                                                                                            300,000         6,210
Samsung Electro-Mechanics Co., Ltd. (1)                                                                     238,000         5,978
Canon, Inc.                                                                                                 103,000         5,544
Mediatek Incorporation                                                                                      808,199         5,500
QUALCOMM Inc.                                                                                               120,000         5,088
Hon Hai Precision Industry Co., Ltd.                                                                        856,979         3,969
Tokyo Electron Ltd.                                                                                          50,000         3,071
TDK Corp.                                                                                                    40,000         2,955
Cisco Systems, Inc. (1)                                                                                     151,500         2,924
Samsung SDI Co., Ltd.                                                                                        24,090         2,630
Sabre Holdings Corp., Class A                                                                               100,000         2,216
                                                                                                                          232,060

FINANCIALS -- 11.44%
Societe Generale                                                                                            402,400        40,576
UFJ Holdings, Inc. (1)                                                                                        4,933        29,817
HSBC Holdings PLC                                                                                         1,715,648        28,899
Kookmin Bank (1)                                                                                            684,710        26,790
Erste Bank der oesterreichischen Sparkassen AG                                                              238,800        12,711
American International Group, Inc.                                                                          175,000        11,492
Westpac Banking Corp.                                                                                       660,449        10,051
Bayerische Hypo- und Vereinsbank AG (1)                                                                     435,000         9,839
Banco Santander Central Hispano, SA                                                                         633,200         7,830
J.P. Morgan Chase & Co.                                                                                     200,000         7,802
Citigroup Inc.                                                                                              150,000         7,227
ING Groep NV                                                                                                215,172         6,487
Allianz AG                                                                                                   39,000         5,155
Marsh & McLennan Companies, Inc.                                                                            150,000         4,935
Bank of Nova Scotia                                                                                         140,000         4,748
Shinhan Financial Group Co., Ltd.                                                                           152,000         3,436
Capital One Financial Corp.                                                                                  38,000         3,200
Mitsui Sumitomo Insurance Co., Ltd.                                                                         350,000         3,032
Royal Bank of Canada                                                                                         50,000         2,677
Deutsche Bank AG                                                                                             20,000         1,769
                                                                                                                          228,473

TELECOMMUNICATION SERVICES -- 10.60%
Vodafone Group PLC                                                                                       10,820,000        29,287
Vodafone Group PLC (ADR)                                                                                    375,000        10,268
Telekom Austria AG                                                                                        1,789,384        33,808
Telefonica, SA                                                                                            1,602,771        30,087


                                                                                                                        Market value
Common stocks                                                                                                Shares         (000)

TELECOMMUNICATION SERVICES (continued)
Royal KPN NV                                                                                              3,125,000     $  29,585
KDDI Corp.                                                                                                    3,760        20,202
France Telecom, SA                                                                                          385,000        12,702
mm02 PLC (1)                                                                                              4,672,400        10,991
America Movil SA de CV, Series L (ADR)                                                                      175,500         9,187
Swisscom AG                                                                                                  22,200         8,720
Deutsche Telekom AG (1)                                                                                     300,000         6,765
China Unicom Ltd.                                                                                         5,000,000         3,956
Telecom Italia SpA, nonvoting                                                                             1,120,000         3,621
Telefonos de Mexico, SA de CV, Class L (ADR)                                                                 70,000         2,682
                                                                                                                          211,861

HEALTH CARE -- 8.06%
AstraZeneca PLC                                                                                             293,960        10,641
AstraZeneca PLC (Sweden)                                                                                    222,405         8,070
AstraZeneca PLC (ADR)                                                                                         3,000           109
Shionogi & Co., Ltd.                                                                                      1,279,000        17,640
Rhon-Klinikum AG                                                                                            165,512        10,155
Rhon-Klinikum AG, nonvoting preferred                                                                       108,400         6,619
Novo Nordisk A/S, Class B                                                                                   301,000        16,397
Sanofi-Aventis                                                                                              200,000        15,928
Fresenius Medical Care AG, preferred                                                                        269,000        15,539
UCB NV                                                                                                      233,320        11,819
Eli Lilly and Co.                                                                                           200,000        11,350
Synthes, Inc.                                                                                                95,000        10,620
Forest Laboratories, Inc. (1)                                                                               194,800         8,739
Chugai Pharmaceutical Co., Ltd.                                                                             333,000         5,491
Elan Corp., PLC (ADR) (1)                                                                                   175,000         4,769
H. Lundbeck A/S                                                                                             145,350         3,231
Smith & Nephew PLC                                                                                          205,000         2,094
Pfizer Inc                                                                                                   70,000         1,882
                                                                                                                          161,093

CONSUMER STAPLES -- 6.98%
Shiseido Co., Ltd.                                                                                        1,211,000        17,492
Nestle SA                                                                                                    66,900        17,451
Altria Group, Inc.                                                                                          250,000        15,275
Orkla AS                                                                                                    378,178        12,381
Avon Products, Inc.                                                                                         255,800         9,899
PepsiCo, Inc.                                                                                               155,000         8,091
Nissin Food Products Co., Ltd.                                                                              320,300         8,012
Anheuser-Busch Companies, Inc.                                                                              125,000         6,341
Groupe Danone                                                                                                65,000         5,982
Kimberly-Clark de Mexico, SA de CV, Class A, ordinary participation certificates                          1,540,000         5,321
Procter & Gamble Co.                                                                                         96,000         5,288
Heineken NV                                                                                                 158,781         5,275
Kraft Foods Inc., Class A                                                                                   140,000         4,985
Unilever PLC                                                                                                422,317         4,139
Unilever NV                                                                                                  60,000         4,009
Woolworths Ltd.                                                                                             301,040         3,528
Wal-Mart de Mexico, SA de CV, Series V (ADR)                                                                100,000         3,430
Nestle India Ltd.                                                                                           192,832         2,608
                                                                                                                          139,507


                                                                                                                        Market value
Common stocks                                                                                                Shares         (000)

ENERGY -- 6.68%
"Shell" Transport and Trading Co., PLC                                                                    2,000,000     $  17,017
"Shell" Transport and Trading Co., PLC (ADR)                                                                150,000         7,710
Husky Energy Inc.                                                                                           675,000        19,266
Reliance Industries Ltd.                                                                                  1,435,500        17,722
Norsk Hydro ASA                                                                                             176,000        13,811
ENI SpA                                                                                                     510,000        12,724
Schlumberger Ltd.                                                                                           165,000        11,047
Canadian Natural Resources, Ltd.                                                                            210,000         8,969
Petroleo Brasileiro SA -- Petrobras, ordinary nominative (ADR)                                               150,000         5,967
Baker Hughes Inc.                                                                                           125,000         5,334
Noble Corp. (1)                                                                                              95,000         4,725
Imperial Oil Ltd.                                                                                            76,776         4,560
Petro-Canada                                                                                                 48,000         2,447
Apache Corp.                                                                                                 41,500         2,099
                                                                                                                          133,398

MATERIALS -- 4.62%
Nitto Denko Corp.                                                                                           386,400        21,137
Ivanhoe Mines Ltd. (1)                                                                                    2,475,000        17,841
Placer Dome Inc.                                                                                            750,000        14,113
Dow Chemical Co.                                                                                            205,900        10,194
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                            180,000         5,222
Cia. Vale do Rio Doce, preferred nominative, Class A                                                        105,000         2,537
Holcim Ltd.                                                                                                  80,000         4,805
BASF AG                                                                                                      57,000         4,092
Formosa Plastics Corp.                                                                                    2,000,000         3,434
Stora Enso Oyj, Class R                                                                                     150,000         2,290
AngloGold Ashanti Ltd.                                                                                       60,000         2,125
Weyerhaeuser Co.                                                                                             25,000         1,681
Valspar Corp.                                                                                                30,000         1,500
L'Air Liquide                                                                                                 7,700         1,418
                                                                                                                           92,389

INDUSTRIALS -- 3.27%
Tyco International Ltd.                                                                                     570,000        20,372
General Electric Co.                                                                                        489,155        17,854
United Parcel Service, Inc., Class B                                                                        119,000        10,170
Ryanair Holdings PLC (ADR) (1)                                                                              203,900         8,309
Ryanair Holdings PLC (1)                                                                                     67,300           479
Asahi Glass Co., Ltd.                                                                                       585,000         6,434
Adecco SA                                                                                                    34,500         1,732
                                                                                                                           65,350

UTILITIES -- 2.41%
Veolia Environnement                                                                                        478,071        17,243
Scottish Power PLC                                                                                        1,876,000        14,497
E.ON AG                                                                                                     100,000         9,083
National Grid Transco PLC                                                                                   760,000         7,224
                                                                                                                           48,047

MISCELLANEOUS -- 4.63%
Other common stocks in initial period of acquisition                                                                       92,581


Total common stocks (cost: $1,342,179,000)                                                                              1,694,938



                                                                                                                        Market value
Rights & warrants -- 0.00%                                                                                    Shares         (000)

INFORMATION TECHNOLOGY -- 0.00%
Lucent Technologies Inc., warrants, expire 2007 (1)                                                           6,337       $    10

Total rights & warrants (cost: $9,000)                                                                                         10


                                                                                                   Principal amount
Short-term securities -- 15.89%                                                                                (000)

Danske Corp. 2.20% due 1/3/2005                                                                             $25,000        24,995
Allied Irish Banks N.A. Inc. 2.03% due 1/10/2005 (2)                                                         25,000        24,985
American Honda Finance Corp. 2.05%-2.31% due 1/12-1/19/2005                                                  25,000        24,973
Canadian Imperial Holdings Inc. 2.24%-2.31% due 2/3/2005                                                     25,000        24,947
Dexia Delaware LLC 2.22%-2.33% due 1/20-1/27/2005                                                            22,700        22,666
Old Line Funding, LLC 2.33% due 2/1/2005 (2)                                                                 15,000        14,969
Thunder Bay Funding, LLC 2.00% due 1/13/2005 (2)                                                              5,388         5,384
Spintab AB (Swedmortgage) 2.39% due 2/22/2005                                                                20,000        19,930
DaimlerChrysler Revolving Auto Conduit LLC II 2.25% due 1/19/2005                                            15,100        15,082
CBA (Delaware) Finance Inc. 2.255% due 1/12/2005                                                             15,000        14,989
Clipper Receivables Co., LLC 2.33% due 2/1/2005 (2)                                                          15,000        14,969
Westpac Capital Corp. 2.14% due 1/6/2005                                                                      9,100         9,097
Westpac Trust Securities NZ Ltd. 2.20% due 1/21/2005                                                          5,559         5,552
Royal Bank of Scotland PLC 2.29% due 1/24/2005                                                               14,100        14,078
Stadshypotek Delaware Inc. 2.26% due 1/28/2005 (2)                                                           13,400        13,376
BNP Paribas Finance Inc. 2.29% due 1/13/2005                                                                 13,100        13,089
Sheffield Receivables Corp. 2.23% due 1/4/2005 (2)                                                           12,100        12,097
U.S. Treasury Bills 2.155% due 2/24/2005                                                                     10,500        10,470
New Center Asset Trust 2.24% due 1/13/2005                                                                    8,800         8,793
Federal Home Loan Bank 2.24% due 1/7/2005                                                                     8,400         8,396
Calyon North America Inc. 2.37% due 3/2/2005                                                                  5,400         5,378
Amsterdam Funding Corp. 2.25% due 1/18/2005 (2)                                                               5,000         4,994
Park Avenue Receivables Corp. 2.18% due 1/12/2005 (2)                                                         4,200         4,197

Total short-term securities (cost: $317,402,000)                                                                          317,406


Total investment securities (cost: $1,659,590,000)                                                                      2,012,354
Other assets less liabilities                                                                                             (14,360)

Net assets                                                                                                             $1,997,994




"Miscellaneous"   securities   include  holdings  in  their  initial  period  of
acquisition that have not previously been publicly disclosed.


(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $95,716,000, which represented 4.79% of the net assets of the fund.

(3) Valued under fair value procedures adopted by authority of the Board of Trustees.

ADR = American Depositary Receipts







GLOBAL SMALL CAPITALIZATION FUND

Investment portfolio
December 31, 2004

                                                                                                                        Market value
Common stocks -- 92.49%                                                                                       Shares         (000)

INFORMATION TECHNOLOGY -- 21.48%
Ask Jeeves, Inc. (1)                                                                                      1,067,971       $28,568
CNET Networks, Inc. (1)                                                                                   2,475,000        27,794
Kingboard Chemical Holdings Ltd.                                                                          9,616,000        20,351
Mentor Graphics Corp. (1)                                                                                 1,155,000        17,660
Integrated Circuit Systems, Inc. (1)                                                                        650,000        13,598
O2Micro International Ltd. (1)                                                                            1,145,000        13,099
Semtech Corp. (1)                                                                                           500,000        10,935
Jahwa Electronics Co., Ltd. (2)                                                                           1,039,000        10,740
Intersil Corp., Class A                                                                                     550,443         9,214
ACTIVISION, Inc. (1)                                                                                        450,000         9,081
NHN Corp.                                                                                                   111,000         8,954
Sohu.com Inc. (1)                                                                                           500,000         8,855
Power Integrations, Inc. (1)                                                                                375,000         7,417
PDF Solutions, Inc. (1)                                                                                     420,000         6,766
PMC-Sierra, Inc. (1)                                                                                        550,000         6,187
lastminute.com PLC (1)                                                                                    2,290,000         5,310
Digital River, Inc. (1)                                                                                     120,000         4,993
SkillSoft PLC (ADR) (1)                                                                                     833,600         4,710
Parametric Technology Corp. (1)                                                                             779,922         4,594
Brocade Communications Systems, Inc. (1)                                                                    600,000         4,584
Moser Baer India Ltd.                                                                                       820,000         4,443
National Instruments Corp.                                                                                  162,750         4,435
Leitch Technology Corp. (1)                                                                                 586,000         4,375
Veeco Instruments, Inc. (1)                                                                                 190,000         4,003
BOWE SYSTEC AG                                                                                               74,800         3,966
Faraday Technology Corp.                                                                                  2,262,288         3,956
Brooks Automation, Inc. (1)                                                                                 200,000         3,444
Atheros Communications, Inc. (1)                                                                            309,442         3,172
Vanguard International Semiconductor Corp. (1)                                                            4,423,064         3,080
Creo Inc. (1)                                                                                               200,000         2,994
Micronas Semiconductor Holding AG (1)                                                                        58,758         2,872
Littelfuse, Inc. (1)                                                                                         83,800         2,863
Venture Corp. Ltd.                                                                                          258,000         2,513
Manhattan Associates, Inc. (1)                                                                              100,000         2,388
Citizen Electronics Co., Ltd.                                                                                45,000         2,365
Baycorp Advantage Ltd. (1)                                                                                  901,766         2,169
ValueClick, Inc. (1)                                                                                        150,000         1,999
Advanced Energy Industries, Inc. (1)                                                                        200,000         1,826
King Yuan Electronics Co., Ltd.                                                                           2,573,520         1,751
Renishaw PLC                                                                                                130,288         1,585


                                                                                                                        Market value
Common stocks                                                                                                Shares         (000)

INFORMATION TECHNOLOGY (continued)
Taiflex Scientific Co., Ltd.                                                                              1,193,368      $  1,508
E. piphany, Inc. (1)                                                                                        296,500         1,432
Interflex Co., Ltd.                                                                                          82,000         1,374
Rotork PLC                                                                                                  167,340         1,326
Optimax Technology Corp.                                                                                    500,000         1,276
Aspen Technology, Inc. (1)                                                                                  200,000         1,242
MatrixOne, Inc. (1)                                                                                         150,000           982
Knot, Inc. (1),(3)                                                                                          100,000           505
Knot, Inc. (1)                                                                                               80,750           408
Anoto Group AB (1)                                                                                          536,453           887
KEC Corp. (1)                                                                                                45,070           845
Agile Software Corp. (1)                                                                                    100,000           817
Pinnacle Systems, Inc. (1)                                                                                  113,300           691
Homestore, Inc. (1)                                                                                         208,900           633
Hana Microelectronics PCL                                                                                 1,150,000           577
Daum Communications Corp. (1)                                                                                25,448           570
VIA Technologies, Inc. (1)                                                                                  236,000           129
Infoteria Corp. (1),(3),(4)                                                                                     128            78
                                                                                                                          298,889

CONSUMER DISCRETIONARY -- 20.06%
Lions Gate Entertainment Corp. (USD denominated) (1)                                                      1,100,000        11,682
Lions Gate Entertainment Corp. (1)                                                                          814,374         8,653
Kumho Industrial Co., Ltd.                                                                                1,500,000        19,491
Pantaloon Retail (India) Ltd. (2)                                                                         1,057,300        17,865
Schibsted ASA                                                                                               454,000        12,846
CarMax, Inc. (1)                                                                                            310,000         9,625
Alma Media Oyj                                                                                              632,500         9,380
Alma Media Oyj                                                                                                6,000            97
Sonic Corp. (1)                                                                                             292,500         8,921
GSI Commerce, Inc. (1)                                                                                      500,000         8,890
Clear Media Ltd. (1)                                                                                      7,500,000         6,996
Cedar Fair, L.P.                                                                                            200,000         6,580
Aristocrat Leisure Ltd.                                                                                     817,194         6,349
Fourlis (1)                                                                                                 800,000         6,306
Orient-Express Hotels Ltd., Class A                                                                         300,000         6,171
SBS Broadcasting SA (1)                                                                                     150,000         6,035
Gemstar-TV Guide International, Inc. (1)                                                                  1,018,900         6,032
Pinnacle Entertainment, Inc. (1)                                                                            300,000         5,934
Culture Convenience Club Co., Ltd.                                                                          430,000         5,374
J D Wetherspoon PLC                                                                                       1,050,000         5,131
California Pizza Kitchen, Inc. (1)                                                                          220,000         5,060
Valora Holding AG                                                                                            19,500         4,787
Sharper Image Corp. (1)                                                                                     250,000         4,713
Kuoni Reisen Holding AG, Class B                                                                             10,250         4,494
Vail Resorts, Inc. (1)                                                                                      200,000         4,484
Salem Communications Corp., Class A (1)                                                                     175,000         4,366
Photo-Me International PLC                                                                                2,400,000         4,277
Sanctuary Group PLC                                                                                       4,978,000         4,173
Greene King PLC                                                                                             160,000         4,096
Paddy Power PLC                                                                                             264,200         3,882
UnitedGlobalCom, Inc., Class A (1)                                                                          384,000         3,709
Children's Place Retail Stores, Inc. (1)                                                                    100,000         3,703
Reins International Inc.                                                                                        880         3,683
Restaurant Group PLC                                                                                      1,450,000         3,248
MatchNet PLC (1),(3),(4)                                                                                    258,580         2,020
MatchNet PLC (GDR) (1)                                                                                      129,800         1,127


                                                                                                                        Market value
Common stocks                                                                                                Shares         (000)

CONSUMER DISCRETIONARY (continued)
Astral Media Inc., Class A                                                                                  100,000    $    2,715
Columbia Sportswear Co. (1)                                                                                  45,000         2,682
Nitori Co., Ltd.                                                                                             40,000         2,605
Stanley Leisure PLC                                                                                         305,000         2,507
Gigas K's Denki Corp.                                                                                        75,000         2,351
Central European Media Enterprises Ltd., Class A (1)                                                         60,000         2,339
Bloomsbury Publishing PLC                                                                                   400,000         2,334
Phoenix Satellite Television Holdings Ltd. (1)                                                           12,775,000         2,285
Nishimatsuya Chain Co., Ltd.                                                                                 60,000         2,266
Next Media Ltd. (1)                                                                                       4,534,000         2,260
Hyatt Regency SA                                                                                            190,000         2,162
GEOX SpA (1)                                                                                                257,000         1,994
O'Charley's Inc. (1)                                                                                        100,000         1,955
Touei Housing Corp.                                                                                          71,500         1,949
BKN International AG (1)                                                                                    219,657         1,547
BKN International AG (1),(3)                                                                                 47,010           331
Restoration Hardware, Inc. (1)                                                                              319,051         1,831
Warehouse Group Ltd.                                                                                        655,000         1,708
Haseko Corp. (1)                                                                                            800,000         1,588
Cheil Industries Inc.                                                                                        95,000         1,464
Cheng Shin Rubber (Xiamen) Ind., Ltd.                                                                       849,360         1,084
Nien Hsing Textile Co., Ltd.                                                                              1,059,000         1,078
Corus Entertainment Inc., Class B, nonvoting                                                                 50,000         1,042
Munchener Ruckversicherungs-Gesellschaft AG (1)                                                              46,000           923
Zhejiang Glass Co. Ltd., Class H                                                                          2,788,600           888
Rational AG                                                                                                   9,500           881
Toei Animation Co., Ltd.                                                                                     20,000           837
Build-A-Bear Workshop, Inc. (1)                                                                              21,500           756
Texas Roadhouse, Inc. (1)                                                                                    17,000           502
                                                                                                                          279,044

INDUSTRIALS -- 12.82%
Laureate Education, Inc. (1)                                                                                310,000        13,668
Techem AG (1)                                                                                               280,115        10,149
Hyundai Mipo Dockyard Co., Ltd. (1)                                                                         294,000         9,941
Downer EDI Ltd.                                                                                           2,664,399         9,840
LG Engineering & Construction Co., Ltd.                                                                     350,000         9,637
Korea Development Corp.                                                                                     530,400         9,352
Daelim Industrial Co., Ltd.                                                                                 170,110         8,842
MSC Industrial Direct Co., Inc., Class A                                                                    205,000         7,376
Koninklijke BAM Groep NV                                                                                    143,000         7,162
Heijmans NV                                                                                                 179,500         5,859
Corrections Corporation of America (1)                                                                      140,000         5,663
Container Corp. of India Ltd.                                                                               240,763         5,105
International Container Terminal Services, Inc. (1)                                                      47,285,000         4,977
John H. Harland Co.                                                                                         125,000         4,513
Hudson Highland Group, Inc. (1)                                                                             150,000         4,320
Zhejiang Expressway Co. Ltd., Class H                                                                     5,500,000         3,786
KCI Konecranes International Corp.                                                                           85,000         3,743
Krones AG                                                                                                    31,000         3,633
Education Management Corp. (1)                                                                              110,000         3,631
Masonite International Corp. (1)                                                                            100,000         3,440
Corus Group PLC                                                                                              98,500         3,322
School Specialty, Inc. (1)                                                                                   82,900         3,197
Northgate PLC                                                                                               160,000         2,618
LG Industrial Systems Co., Ltd. (1)                                                                         150,000         2,608
Anhui Expressway Co. Ltd., Class H (1)                                                                    5,000,000         2,589


                                                                                                                        Market value
Common stocks                                                                                                Shares         (000)

INDUSTRIALS (continued)
Hughes Supply, Inc.                                                                                          80,000    $    2,588
United Stationers Inc. (1)                                                                                   55,000         2,541
Uponor Oyj                                                                                                  120,000         2,236
Moatech Co., Ltd.                                                                                           304,000         2,073
Hagemeyer NV (1)                                                                                            900,000         2,072
Federal Signal Corp.                                                                                        116,500         2,057
Permasteelisa SpA                                                                                           120,000         2,051
Noritz Corp.                                                                                                125,000         1,947
SembCorp Logistics Ltd.                                                                                   1,769,000         1,875
Lincoln Electric Holdings, Inc.                                                                              50,000         1,727
SIRVA, Inc. (1)                                                                                              79,400         1,526
Geberit AG                                                                                                    2,050         1,495
ZENON Environmental Inc. (1)                                                                                 75,000         1,466
Taeyoung Corp.                                                                                               40,000         1,449
Singapore Post Private Ltd.                                                                               2,200,000         1,200
Kaulin Manufacturing Co. Ltd.                                                                               607,200           597
Ultraframe PLC                                                                                              350,000           431
                                                                                                                          178,302

ENERGY -- 9.60%
First Calgary Petroleums Ltd. (1)                                                                         1,135,000        17,782
Regal Petroleum PLC (1)                                                                                   2,463,000        16,472
Spinnaker Exploration Co. (1)                                                                               400,000        14,028
Quicksilver Resources Inc. (1)                                                                              378,700        13,929
TODCO, Class A (1)                                                                                          735,000        13,539
Helmerich & Payne, Inc.                                                                                     270,000         9,191
Oilexco Inc. (1),(3)                                                                                      2,900,000         7,443
OPTI Canada Inc. (1)                                                                                        422,350         6,839
Magnum Hunter Resources, Inc. (1)                                                                           500,000         6,450
CARBO Ceramics Inc.                                                                                          90,000         6,210
Patina Oil & Gas Corp.                                                                                      150,000         5,625
Hydril Co. (1)                                                                                              115,000         5,234
Equator Exploration Ltd. (1)                                                                              2,000,000         3,526
Harvest Natural Resources, Inc. (1)                                                                         150,000         2,591
WorleyParsons Ltd.                                                                                          375,000         1,660
Thai Oil PCL (1)                                                                                          1,033,700         1,357
China Oilfield Services Ltd., Class H                                                                     3,099,900           948
San Juan Basin Royalty Trust                                                                                 26,700           786
                                                                                                                          133,610

FINANCIALS -- 9.43%
NETeller PLC (1)                                                                                          2,700,000        18,135
UTI Bank Ltd. (1)                                                                                         2,830,000        12,124
Kotak Mahindra Bank Ltd. (1)                                                                              1,400,000         9,278
Converium Holding AG (1)                                                                                    990,000         8,811
Cathay General Bancorp, Inc.                                                                                218,889         8,208
ICICI Bank Ltd.                                                                                             934,200         8,025
ICICI Bank Ltd. (ADR)                                                                                         4,000            81
Sumitomo Real Estate Sales Co., Ltd.                                                                        155,000         7,453
Aareal Bank AG                                                                                              170,000         5,613
PT Bank Rakyat Indonesia                                                                                 18,084,500         5,609
First Regional Bancorp (1),(3)                                                                              100,800         5,408
Capital Lease Funding, Inc.                                                                                 410,000         5,125
Hellenic Exchanges SA (1)                                                                                   458,687         4,721
Pusan Bank                                                                                                  575,000         4,416
United Bankshares, Inc.                                                                                     105,000         4,006


                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

FINANCIALS (continued)
HDFC Bank Ltd.                                                                                              326,300    $    3,928
LG Insurance Co., Ltd.                                                                                      646,390         3,559
Central Pattana Public Co., Ltd.                                                                         15,740,500         3,403
Dongbu Insurance Co., Ltd.                                                                                  460,000         3,369
Advance America, Cash Advance Centers, Inc. (1)                                                              99,200         2,272
Golden Land Property Development PLC, nonvoting depositary receipt (1)                                    9,600,000         2,100
Federal Agricultural Mortgage Corp., Class C                                                                 75,000         1,748
Ascendas Real Estate Investment Trust                                                                     1,451,000         1,520
Ascendas Real Estate Investment Trust (1)                                                                   221,000           222
Saxon Capital, Inc.                                                                                          50,000         1,200
China Insurance International Holdings Co. Ltd. (1)                                                       2,086,000           859
                                                                                                                          131,193

HEALTH CARE -- 6.15%
Eyetech Pharmaceuticals, Inc. (1)                                                                           380,000        17,290
Amylin Pharmaceuticals, Inc. (1)                                                                            715,100        16,705
Wilson Greatbatch Technologies, Inc. (1)                                                                    260,000         5,829
Ondine Biopharma Corp. (1),(2),(3)                                                                        1,660,000         4,496
Ondine Biopharma Corp. (1),(2)                                                                              400,000         1,083
CTI Molecular Imaging, Inc. (1)                                                                             360,000         5,108
Integrated Distribution Services Group Ltd. (1)                                                           7,466,000         4,850
OSI Pharmaceuticals, Inc. (1)                                                                                60,000         4,491
Cochlear Ltd.                                                                                               215,700         4,253
Tecan Group Ltd., Mannedorf                                                                                 125,855         3,862
Incyte Corp. (1)                                                                                            365,000         3,646
Sonic Healthcare Ltd.                                                                                       360,000         3,424
Advanced Medical Optics, Inc. (1)                                                                            75,000         3,086
Toho Pharmaceutical Co., Ltd.                                                                               220,000         2,154
Inspire Pharmaceuticals, Inc. (1)                                                                           116,000         1,945
Golden Meditech Co. Ltd.                                                                                  5,600,000         1,412
TriPath Imaging, Inc. (1)                                                                                    94,836           851
Lumenis Ltd. (1)                                                                                            300,000           582
Cytokinetics, Inc. (1)                                                                                       50,600           519
                                                                                                                           85,586

MATERIALS -- 4.17%
Kirkland Lake Gold Inc. (1),(2)                                                                           2,081,000         9,538
First Quantum Minerals Ltd. (1)                                                                             392,200         6,095
Kenmare Resources PLC (1)                                                                                15,200,000         5,243
Oriel Resources PLC (1)                                                                                   5,052,000         5,034
Energem Resources Inc. (1)                                                                                2,390,000         3,784
Energem Resources Inc. (1),(3)                                                                              240,000           380
European Goldfields Ltd. (1)                                                                              1,650,000         3,794
Adastra Minerals Inc. (1)                                                                                 1,250,000         2,031
Adastra Minerals Inc. (1),(3)                                                                               875,000         1,422
Hanil Cement Co., Ltd.                                                                                       57,200         3,316
Cleveland-Cliffs Inc.                                                                                        30,000         3,116
Sino-Forest Corp., Class A (1)                                                                              895,000         2,559
Chung Hwa Pulp Corp.                                                                                      4,620,000         2,431
Yanzhou Coal Mining Co. Ltd., Class H                                                                     1,500,000         2,142
Northern Orion Resources Inc. (1),(3)                                                                       666,600         1,939
M-real Oyj, Class B                                                                                         257,000         1,636
Gabriel Resources Ltd. (1)                                                                                1,134,300         1,475
Hanwha Chemical Corp.                                                                                       135,000         1,363
Sungshin Cement Co., Ltd.                                                                                    38,150           645
Thistle Mining Inc., (GBP denominated) (1)                                                                2,100,000            40
Thistle Mining Inc. (1)                                                                                   3,660,000            15
                                                                                                                           57,998


                                                                                                                        Market value
Common stocks                                                                                                Shares         (000)

CONSUMER STAPLES -- 1.87%
Efes Breweries International NV (GDR) (1),(3)                                                               250,000    $    7,500
Mandom Corp.                                                                                                140,500         3,802
CP Seven Eleven PCL                                                                                       2,358,000         3,460
Binggrae Co., Ltd.                                                                                          100,000         3,014
Cawachi Ltd.                                                                                                 62,000         2,824
China Mengniu Dairy Co. (1)                                                                               2,987,000         2,344
Nutreco Holding NV                                                                                           72,400         1,984
Natura Cosmeticos SA                                                                                         36,000         1,051
                                                                                                                           25,979

TELECOMMUNICATION SERVICES -- 1.24%
TIM Participacoes SA (ADR)                                                                                  651,220        10,042
LG Telecom Ltd. (1)                                                                                       1,100,000         4,251
Unwired Group Ltd. (1),(3)                                                                                4,433,334         2,112
Unwired Group Ltd. (1)                                                                                    1,639,000           781
                                                                                                                           17,186

UTILITIES -- 0.97%
Xinao Gas Holdings Ltd. (1)                                                                              11,855,000         6,787
Aboitiz Equity Ventures                                                                                  48,700,000         2,520
Reliance Energy Ltd.                                                                                        207,300         2,516
Tata Power Co. Ltd.                                                                                         178,953         1,620
                                                                                                                           13,443

MISCELLANEOUS -- 4.70%
Other common stocks in initial period of acquisition                                                                       65,413


Total common stocks (cost: $982,537,000)                                                                                1,286,643


Rights & warrants -- 0.25%

CONSUMER DISCRETIONARY -- 0.10%
Lions Gate Entertainment Corp., warrants, expire 2004 (1),(3),(4)                                           237,150        $1,334


ENERGY -- 0.07%
Oilexco Inc., warrants, expire 2008 (1),(3),(4)                                                             725,000           998

MATERIALS -- 0.06%
Northern Orion Resources Inc., warrants, expires 2008 (1),(3)                                               333,000           500
Energem Resources Inc., warrants, expire 2005 (1),(4)                                                     1,195,000           267
Energem Resources Inc., warrants, expire 2007 (1),(3),(4)                                                   240,000            30
Kenmare Resources PLC, warrants, expire 2009 (1)                                                            525,000            52
Thistle Mining Inc., warrants, expire 2009 (1),(3),(4)                                                    1,830,000             --
Namibian Minerals Corp., warrants, expire 2006 (1),(4)                                                      950,000             --
                                                                                                                              849

INFORMATION TECHNOLOGY -- 0.02%
Kingboard Chemical Holdings Ltd., warrants, expire 2006 (1)                                                 666,000           353


Total rights & warrants (cost: $255,000)                                                                                    3,534




                                                                                                                        Market value
Convertible securities -- 0.00%                                                                               Shares         (000)

INFORMATION TECHNOLOGY -- 0.00%
Socratic Technologies, Inc., Series A, convertible preferred (1),(3),(4)                                    125,000     $       --


Total convertible securities (cost: $625,000)                                                                                   --


                                                                                                   Principal amount
Short-term securities -- 7.46%                                                                                 (000)

Canadian Imperial Holdings Inc. 2.24%-2.31% due 2/3/2005                                                    $15,000        14,968
Sheffield Receivables Corp. 2.17% due 1/10/2005 (3)                                                          14,200        14,191
Thunder Bay Funding, LLC 2.33% due 2/1/2005 (3)                                                              13,600        13,572
BNP Paribas Finance Inc. 2.29% due 1/13/2005                                                                 13,000        12,989
Dexia Delaware LLC 2.33% due 1/20/2005                                                                       10,000         9,987
Freddie Mac 2.22% due 2/2/2005                                                                                9,400         9,380
Spintab AB (Swedmortgage) 2.08% due 1/3/2005                                                                  8,300         8,299
American Honda Finance Corp. 2.05% due 1/12/2005                                                              7,000         6,995
Calyon North America Inc. 2.37% due 3/2/2005                                                                  6,400         6,374
International Bank for Reconstruction and Development 2.269% due 3/1/2005                                     4,400         4,384
Barton Capital Corp. 2.21% due 1/3/2005 (3)                                                                   2,600         2,599

Total short-term securities (cost: $103,739,000)                                                                          103,738


Total investment securities (cost: $1,087,156,000)                                                                      1,393,915
Other assets less liabilities                                                                                              (2,717)

Net assets                                                                                                             $1,391,198



"Miscellaneous"   securities   include  holdings  in  their  initial  period  of
acquisition that have not previously been publicly disclosed.


(1)  Security did not produce income during the last 12 months.

(2) The fund owns 5% or more of the outstanding voting shares of this company. See table below for additional information.

(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $66,858,000, which represented 4.81% of the net assets of the fund.

(4) Valued under fair value procedures adopted by authority of the Board of Trustees.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts



Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on these holdings and related transactions during the year ended December 31, 2004 appear below.

                                                                                                   Dividend       Market
                                   Beginning                                       Ending           income        value
Company                              shares         Purchases       Sales          shares            (000)        (000)

Pantaloon Retail                   1,057,300               --          --         1,057,300         $  36        $17,865
Jahwa Electronics                         --        1,039,000          --         1,039,000           142         10,740
Kirkland Lake Gold                        --        2,081,000          --         2,081,000             --         9,538
Ondine Biopharma                          --        1,660,000          --         1,660,000             --         4,496
Ondine Biopharma                          --          400,000          --           400,000             --         1,083
                                                                                                      $178       $43,722





GROWTH FUND

Investment portfolio
December 31, 2004

                                                                                                                        Market value
Common stocks -- 90.86%                                                                                       Shares         (000)

CONSUMER DISCRETIONARY -- 22.28%
Time Warner Inc. (1)                                                                                     25,553,975  $    496,769
IAC/InterActiveCorp (1)                                                                                  14,293,800       394,795
Carnival Corp.                                                                                            5,076,100       292,536
Target Corp.                                                                                              5,490,000       285,096
News Corp. Inc., Class A                                                                                 14,080,000       262,733
Lowe's Companies, Inc.                                                                                    3,655,500       210,520
Liberty Media Corp., Class A (1)                                                                         14,670,000       161,077
UnitedGlobalCom, Inc., Class A (1)                                                                       15,435,109       149,103
Starbucks Corp. (1)                                                                                       2,330,000       145,299
Comcast Corp., Class A (1)                                                                                2,268,615        75,500
Comcast Corp., Class A, special nonvoting stock (1)                                                       2,090,000        68,636
Harrah's Entertainment, Inc.                                                                              1,964,900       131,432
eBay Inc. (1)                                                                                             1,072,700       124,734
Michaels Stores, Inc.                                                                                     4,070,000       121,978
Clear Channel Communications, Inc.                                                                        2,362,500        79,120
Applebee's International, Inc.                                                                            2,610,000        69,034
Ross Stores, Inc.                                                                                         2,075,000        59,905
Fox Entertainment Group, Inc., Class A (1)                                                                1,800,000        56,268
Magna International Inc., Class A                                                                           650,000        53,657
Yamada Denki Co., Ltd.                                                                                    1,170,000        49,993
Liberty Media International, Inc., Class A (1)                                                            1,064,200        49,198
Kohl's Corp. (1)                                                                                            965,000        47,449
Toys "R" Us, Inc. (1)                                                                                     2,000,000        40,940
Harley-Davidson Motor Co.                                                                                   672,800        40,873
Gemstar-TV Guide International, Inc. (1)                                                                  5,702,500        33,759
Gentex Corp.                                                                                                900,000        33,318
Best Buy Co., Inc.                                                                                          525,000        31,195
Outback Steakhouse, Inc.                                                                                    550,000        25,179
Limited Brands, Inc.                                                                                      1,087,457        25,033
Viacom Inc., Class B, nonvoting                                                                             550,000        20,014
                                                                                                                        3,635,143

INFORMATION TECHNOLOGY -- 16.54%
Yahoo! Inc. (1)                                                                                           7,226,500       272,295
Microsoft Corp.                                                                                           9,815,000       262,159
Texas Instruments Inc.                                                                                    8,526,000       209,910
Corning Inc. (1)                                                                                         13,650,000       160,661
Maxim Integrated Products, Inc.                                                                           3,755,000       159,174
First Data Corp.                                                                                          3,025,000       128,684
Xilinx, Inc.                                                                                              3,915,583       116,097


                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

INFORMATION TECHNOLOGY (continued)
Applied Materials, Inc. (1)                                                                               6,605,000  $    112,946
Linear Technology Corp.                                                                                   2,895,000       112,210
Taiwan Semiconductor Manufacturing Co., Ltd.                                                             69,915,553       111,239
Analog Devices, Inc.                                                                                      2,275,000        83,993
Compuware Corp. (1)                                                                                      11,635,000        75,278
Ask Jeeves, Inc. (1)                                                                                      2,426,950        64,921
Altera Corp. (1)                                                                                          3,100,000        64,170
Samsung Electronics Co., Ltd.                                                                               125,000        54,403
KLA-Tencor Corp. (1)                                                                                      1,155,000        53,800
VeriSign, Inc. (1)                                                                                        1,431,300        47,977
Microchip Technology Inc.                                                                                 1,775,000        47,321
Cadence Design Systems, Inc. (1)                                                                          3,085,200        42,607
Cisco Systems, Inc. (1)                                                                                   2,197,400        42,410
Intuit Inc. (1)                                                                                             924,200        40,674
Sabre Holdings Corp., Class A                                                                             1,760,126        39,004
SINA Corp. (1)                                                                                            1,150,000        36,869
Freescale Semiconductor, Inc., Class A (1)                                                                2,000,000        35,640
QUALCOMM Inc.                                                                                               800,000        33,920
Mentor Graphics Corp. (1)                                                                                 1,850,000        28,286
Fujitsu Ltd.                                                                                              4,180,000        27,137
Paychex, Inc.                                                                                               767,639        26,161
Micron Technology, Inc. (1)                                                                               2,050,000        25,318
Solectron Corp. (1)                                                                                       4,700,000        25,051
Flextronics International Ltd. (1)                                                                        1,500,000        20,730
Ceridian Corp. (1)                                                                                        1,000,000        18,280
Automatic Data Processing, Inc.                                                                             400,000        17,740
Hon Hai Precision Industry Co., Ltd.                                                                      3,277,496        15,179
International Business Machines Corp.                                                                       145,000        14,294
Oracle Corp. (1)                                                                                            950,000        13,034
Sanmina-SCI Corp. (1)                                                                                     1,430,000        12,112
Murata Manufacturing Co., Ltd.                                                                              180,000        10,039
Hirose Electric Co., Ltd.                                                                                    75,000         8,745
Sun Microsystems, Inc. (1)                                                                                1,500,000         8,070
Dell Inc. (1)                                                                                               160,000         6,742
Hewlett-Packard Co.                                                                                         284,625         5,969
VIA Technologies, Inc. (1)                                                                                6,032,000         3,307
Homestore, Inc. (1)                                                                                       1,001,268         3,034
Jabil Circuit, Inc. (1)                                                                                      60,000         1,535
Computer Associates International, Inc.                                                                       6,760           210
                                                                                                                        2,699,335

ENERGY -- 12.24%
Schlumberger Ltd.                                                                                         3,175,000       212,566
Devon Energy Corp.                                                                                        4,209,072       163,817
Burlington Resources Inc.                                                                                 3,720,000       161,820
Murphy Oil Corp.                                                                                          1,449,400       116,604
Transocean Inc. (1)                                                                                       2,731,400       115,784
Premcor Inc.                                                                                              2,625,000       110,696
Noble Corp. (1)                                                                                           2,225,000       110,672
Diamond Offshore Drilling, Inc.                                                                           2,660,000       106,533
Halliburton Co.                                                                                           2,680,000       105,163
Newfield Exploration Co. (1)                                                                              1,658,600        97,940
EOG Resources, Inc.                                                                                       1,325,000        94,552
Rowan Companies, Inc. (1)                                                                                 3,425,000        88,708
BJ Services Co.                                                                                           1,675,000        77,955
ENSCO International Inc.                                                                                  2,444,900        77,601


                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

ENERGY (continued)
Cross Timbers Oil Co.                                                                                     2,000,000 $      70,760
Petro-Canada                                                                                              1,350,000        68,816
Canadian Natural Resources, Ltd.                                                                          1,080,000        46,125
Pogo Producing Co.                                                                                          927,500        44,975
Norsk Hydro ASA                                                                                             490,000        38,451
Baker Hughes Inc.                                                                                           900,000        38,403
Exxon Mobil Corp.                                                                                           550,000        28,193
BG Group PLC                                                                                              3,050,000        20,690
                                                                                                                        1,996,824

HEALTH CARE -- 10.02%
Sanofi-Aventis                                                                                            3,483,900       277,453
Forest Laboratories, Inc. (1)                                                                             3,142,900       140,990
Express Scripts, Inc. (1)                                                                                 1,724,000       131,783
Kinetic Concepts, Inc. (1)                                                                                1,466,800       111,917
Wellpoint, Inc. (1)                                                                                         950,000       109,250
Guidant Corp.                                                                                             1,450,000       104,545
Amgen Inc. (1)                                                                                            1,575,000       101,036
Gilead Sciences, Inc. (1)                                                                                 2,620,000        91,674
Medtronic, Inc.                                                                                           1,800,000        89,406
Sepracor Inc. (1)                                                                                         1,500,000        89,055
Eli Lilly and Co.                                                                                         1,070,000        60,723
Biogen Idec Inc. (1)                                                                                        835,000        55,619
St. Jude Medical, Inc. (1)                                                                                1,230,000        51,574
American Pharmaceutical Partners, Inc. (1)                                                                1,275,000        47,698
AstraZeneca PLC (Sweden)                                                                                  1,200,000        43,541
Boston Scientific Corp. (1)                                                                               1,180,000        41,949
Chugai Pharmaceutical Co., Ltd.                                                                           2,200,000        36,274
Elan Corp., PLC (ADR) (1)                                                                                   800,000        21,800
Pfizer Inc                                                                                                  550,000        14,790
Allergan, Inc.                                                                                              160,000        12,971
                                                                                                                        1,634,048

INDUSTRIALS -- 7.24%
Tyco International Ltd.                                                                                   7,765,000       277,521
Southwest Airlines Co.                                                                                    8,170,300       133,012
General Electric Co.                                                                                      3,150,000       114,975
Monster Worldwide Inc. (1)                                                                                3,100,000       104,284
Illinois Tool Works Inc.                                                                                  1,059,800        98,222
United Parcel Service, Inc., Class B                                                                        821,200        70,180
Ryanair Holdings PLC (ADR) (1)                                                                            1,610,000        65,608
Boeing Co.                                                                                                1,165,000        60,312
Northrop Grumman Corp.                                                                                      800,000        43,488
FedEx Corp.                                                                                                 335,000        32,994
3M Co.                                                                                                      395,000        32,418
Allied Waste Industries, Inc. (1)                                                                         3,423,400        31,769
MSC Industrial Direct Co., Inc., Class A                                                                    850,000        30,583
JetBlue Airways Corp. (1)                                                                                 1,250,000        29,025
Robert Half International Inc.                                                                              800,000        23,544
General Dynamics Corp.                                                                                      150,000        15,690
Raytheon Co.                                                                                                246,000         9,552
United Rentals, Inc. (1)                                                                                    385,600         7,288
                                                                                                                        1,180,465


                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

FINANCIALS -- 6.22%
Fannie Mae                                                                                                2,685,000  $    191,199
American International Group, Inc.                                                                        2,650,000       174,026
Freddie Mac                                                                                               2,297,700       169,340
XL Capital Ltd., Class A                                                                                  1,160,000        90,074
Chubb Corp.                                                                                               1,000,000        76,900
Citigroup Inc.                                                                                            1,575,000        75,884
Mizuho Financial Group, Inc.                                                                                  9,500        47,713
Sumitomo Realty & Development Co., Ltd.                                                                   3,000,000        39,011
Bank of New York Co., Inc.                                                                                  900,000        30,078
Mitsubishi Estate Co., Ltd.                                                                               2,475,000        28,908
UFJ Holdings, Inc. (1)                                                                                        4,350        26,293
Wells Fargo & Co.                                                                                           400,000        24,860
American Express Co.                                                                                        420,000        23,675
Arthur J. Gallagher & Co.                                                                                   270,000         8,775
Marsh & McLennan Companies, Inc.                                                                            253,600         8,343
                                                                                                                        1,015,079

CONSUMER STAPLES -- 6.17%
Altria Group, Inc.                                                                                        7,380,000       450,918
Anheuser-Busch Companies, Inc.                                                                            2,175,000       110,338
PepsiCo, Inc.                                                                                             1,720,000        89,784
Walgreen Co.                                                                                              2,250,000        86,333
Coca-Cola Co.                                                                                             1,785,000        74,310
Whole Foods Market, Inc.                                                                                    525,000        50,059
Performance Food Group Co. (1)                                                                            1,650,000        44,401
Constellation Brands, Inc., Class A (1)                                                                     775,000        36,045
Wm. Wrigley Jr. Co.                                                                                         450,000        31,136
Procter & Gamble Co.                                                                                        380,000        20,930
General Mills, Inc.                                                                                         265,000        13,173
                                                                                                                        1,007,427

TELECOMMUNICATION SERVICES -- 3.36%
Vodafone Group PLC (ADR)                                                                                  8,185,000       224,105
Vodafone Group PLC                                                                                       34,352,000        92,983
Telefonica, SA (ADR)                                                                                      1,500,000        84,750
Telephone and Data Systems, Inc.                                                                            560,000        43,092
France Telecom, SA                                                                                          865,000        28,539
France Telecom, SA                                                                                          285,000         9,403
Sprint Corp. -- FON Group                                                                                  1,400,000        34,790
Telenor ASA                                                                                               3,350,000        30,312
                                                                                                                          547,974

MATERIALS -- 2.13%
USX-U.S. Steel Group                                                                                      2,147,000       110,034
Rio Tinto PLC                                                                                             2,400,000        70,504
Freeport-McMoRan Copper & Gold Inc., Class B                                                              1,404,500        53,694
Inco Ltd. (1)                                                                                             1,000,000        36,780
Kinross Gold Corp (1)                                                                                     5,000,000        35,208
Valspar Corp.                                                                                               466,100        23,310
Newmont Mining Corp.                                                                                        400,000        17,764
                                                                                                                          347,294

UTILITIES -- 0.19%
Questar Corp.                                                                                               600,000        30,576



                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

MISCELLANEOUS -- 4.47%
Other common stocks in initial period of acquisition                                                                $     728,454


Total common stocks (cost: $11,642,017,000)                                                                            14,822,619



Rights & warrants -- 0.00%

CONSUMER DISCRETIONARY -- 0.00%
NTL Inc., Series A, warrants, expire 2011 (1)                                                                43,375           173


Total rights & warrants (cost: $43,901,000)                                                                                   173


                                                                                                         Shares or
Convertible securities -- 0.40%                                                                     principal amount

FINANCIALS -- 0.40%
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005, units (Japan)               2,856,000,000        66,090


Total convertible securities (cost: $26,264,000)                                                                           66,090


                                                                                                  Principal amount
Bonds & notes -- 0.15%                                                                                         (000)

TELECOMMUNICATION SERVICES -- 0.14%
U S WEST Capital Funding, Inc. 6.875% 2028                                                                $  12,500        10,250
U S WEST Capital Funding, Inc. 6.50% 2018                                                                     8,750         7,306
Qwest Capital Funding, Inc. 7.75% 2031                                                                        5,200         4,563
Qwest Capital Funding, Inc. 7.625% 2021                                                                       1,000           898
                                                                                                                           23,017

CONSUMER DISCRETIONARY -- 0.01%
AOL Time Warner Inc. 5.625% 2005                                                                              1,960         1,978


Total bonds & notes (cost: $22,975,000)                                                                                    24,995



Short-term securities -- 8.64%

Park Avenue Receivables Co., LLC 2.36% due 2/17/2005 (2)                                                     65,000        64,793
Preferred Receivables Funding Corp. 2.35% due 2/15/2005 (2)                                                  50,000        49,850
Variable Funding Capital Corp. 2.05%-2.32% due 1/10-2/2/2005 (2)                                            102,500       102,402
Three Pillars Funding, LLC 2.24%-2.35% due 1/3-1/28/2005 (2)                                                 98,109        98,011
State Street Bank & Trust 2.12% due 1/11/2005                                                                40,000        40,000
Clipper Receivables Co., LLC 2.33%-2.34% due 2/4-2/9/2005 (2)                                                55,750        55,610
IBM Capital Inc. 1.96%-2.30% due 1/7-1/27/2005 (2)                                                           61,600        61,520
IBM Corp. 2.20%-2.26% due 2/2-2/18/2005                                                                      28,800        28,715
FCAR Owner Trust I 2.24%-2.36% due 2/3-2/10/2005                                                             85,000        84,789
CAFCO, LLC 2.05%-2.36% due 1/5-2/22/2005 (2)                                                                 60,000        59,950


                                                                                                   Principal amount  Market value
Short-term securities                                                                                         (000)         (000)

Ciesco LLC 2.00% due 1/6/2005 (2)                                                                           $20,000   $    19,993
Coca-Cola Co. 2.00%-2.30% due 1/10-2/18/2005                                                                 75,000        74,885
Household Finance Corp. 2.18% due 1/14-1/20/2005                                                             70,000        69,922
Eli Lilly and Co. 2.03%-2.27% due 1/11-2/1/2005 (2)                                                          70,000        69,904
Triple-A One Funding Corp. 2.29%-2.43% due 1/21-3/14/2005 (2)                                                62,854        62,642
Procter & Gamble Co. 2.20%-2.24% due 2/1-2/16/2005 (2)                                                       55,000        54,878
Wells Fargo & Co. 2.27% due 1/27/2005                                                                        50,000        50,000
Anheuser-Busch Cos. Inc. 2.24%-2.36% due 1/7-3/8/2005 (2)                                                    49,400        49,260
SBC Communications Inc. 2.32%-2.34% due 2/8-2/14/2005 (2)                                                    41,300        41,193
Bank of America Corp. 2.37% due 2/25/2005                                                                    25,000        24,908
Ranger Funding Co. LLC 2.22% due 1/13/2005 (2)                                                               13,700        13,689
BellSouth Corp. 2.22% due 1/12/2005 (2)                                                                      34,600        34,574
Freddie Mac 2.10%-2.27% due 1/10-2/1/2005                                                                    26,700        26,660
Caterpillar Financial Services Corp. 2.33% due 2/14/2005                                                     25,000        24,927
Federal Home Loan Bank 2.155%-2.22% due 1/21-2/4/2005                                                        23,700        23,663
Pfizer Inc 2.15%-2.23% due 1/18-2/2/2005 (2)                                                                 23,151        23,122
NetJets Inc. 2.35% due 2/23/2005 (2)                                                                         22,000        21,922
New Center Asset Trust 2.34% due 2/16/2005                                                                   21,500        21,433
Harley-Davidson Funding Corp. 2.33% due 2/18/2005 (2)                                                        20,000        19,937
Colgate-Palmolive Co. 2.25% due 1/26/2005 (2)                                                                15,000        14,976
Gannett Co. 2.20% due 1/28/2005 (2)                                                                          14,000        13,976
Abbott Laboratories Inc. 2.21% due 2/8/2005 (2)                                                               7,200         7,183

Total short-term securities (cost: $1,409,301,000)                                                                      1,409,287


Total investment securities (cost: $13,144,458,000)                                                                    16,323,164
Other assets less liabilities                                                                                              (8,600)

Net assets                                                                                                            $16,314,564




"Miscellaneous"   securities   include  holdings  in  their  initial  period  of
acquisition that have not previously been publicly disclosed.


(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $939,385,000, which represented 5.76% of the net assets of the fund.


ADR = American Depositary Receipts





INTERNATIONAL FUND

Investment portfolio
December 31, 2004

                                                                                                                        Market value
Common stocks -- 85.29%                                                                                       Shares         (000)

FINANCIALS -- 14.71%
UFJ Holdings, Inc. (1)                                                                                       13,280     $  80,269
Societe Generale                                                                                            513,000        51,728
Banco Santander Central Hispano, SA                                                                       3,851,100        47,621
HSBC Holdings PLC (United Kingdom)                                                                        1,715,375        28,894
HSBC Holdings PLC (Hong Kong)                                                                             1,018,097        17,421
ABN AMRO Holding NV                                                                                       1,474,860        38,932
ICICI Bank Ltd.                                                                                           4,400,000        37,796
Bayerische Hypo- und Vereinsbank AG (1)                                                                   1,525,000        34,493
Housing Development Finance Corp. Ltd.                                                                    1,866,000        33,196
Malayan Banking Bhd.                                                                                      9,500,000        29,500
Mitsui Sumitomo Insurance Co., Ltd.                                                                       3,180,000        27,547
Shinhan Financial Group Co., Ltd.                                                                         1,213,070        27,423
St. George Bank Ltd.                                                                                      1,364,000        26,892
PartnerRe Holdings Ltd.                                                                                     416,300        25,786
ING Groep NV                                                                                                759,310        22,892
Kookmin Bank (1)                                                                                            580,000        22,693
Hypo Real Estate Holding AG (1)                                                                             510,000        21,068
Royal Bank of Scotland Group PLC                                                                            610,000        20,480
Bank of Nova Scotia                                                                                         600,000        20,350
Westpac Banking Corp.                                                                                       962,514        14,647
Unibanco-Uniao de Bancos Brasileiros SA, units (GDR)                                                        381,300        12,095
                                                                                                                          641,723

TELECOMMUNICATION SERVICES -- 13.37%
Telekom Austria AG                                                                                        5,944,899       112,322
Royal KPN NV                                                                                              8,235,600        77,969
Telefonica, SA                                                                                            3,053,402        57,318
France Telecom, SA (1)                                                                                    1,725,000        56,913
Telenor ASA                                                                                               5,830,100        52,752
Vodafone Group PLC                                                                                       19,170,000        51,889
Deutsche Telekom AG (1)                                                                                   1,200,000        27,061
Tele2 AB (1)                                                                                                686,200        26,909
America Movil SA de CV, Series L (ADR)                                                                      480,000        25,128
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B                                  47,025,000        24,476
Belgacom SA (1)                                                                                             510,000        21,966
China Unicom Ltd.                                                                                        24,778,200        19,605
KDDI Corp.                                                                                                    2,130        11,444


                                                                                                                        Market value
Common stocks                                                                                                Shares         (000)

TELECOMMUNICATION SERVICES (continued)
Telefonos de Mexico, SA de CV, Class L (ADR)                                                                230,000   $     8,814
SK Telecom Co., Ltd. (ADR)                                                                                  220,500         4,906
Singapore Telecommunications Ltd.                                                                         1,439,290         2,099
mm02 PLC (1)                                                                                                711,700         1,674
Bayan Telecommunications Holdings Corp., Class A (1),(2),(3)                                                 43,010             --
Bayan Telecommunications Holdings Corp., Class B (1),(2),(3)                                                 14,199             --
                                                                                                                          583,245

CONSUMER DISCRETIONARY -- 10.91%
Cie. Financiere Richemont AG, units, Class A                                                              2,683,006        89,041
News Corp. Inc., Class B (1)                                                                                974,283        18,706
News Corp. Inc., Class A (1)                                                                                687,292        12,825
Honda Motor Co., Ltd.                                                                                       604,500        31,243
Reed Elsevier PLC                                                                                         3,229,900        29,740
Kingfisher PLC                                                                                            4,953,645        29,404
Grupo Televisa, SA, ordinary participation certificates (ADR)                                               395,000        23,898
Hilton Group PLC                                                                                          4,323,100        23,569
Accor SA (1)                                                                                                440,000        19,195
Dixons Group PLC                                                                                          6,342,341        18,474
Yamada Denki Co., Ltd.                                                                                      425,000        18,160
Suzuki Motor Corp.                                                                                          870,000        15,852
Mediaset SpA                                                                                              1,250,000        15,796
Bayerische Motoren Werke AG                                                                                 340,000        15,288
Marui Co., Ltd. (1)                                                                                       1,090,000        14,556
INDITEX SA                                                                                                  424,451        12,475
Industria de Diseno Textil, SA                                                                               68,326         2,008
FAST RETAILING CO., LTD.                                                                                    180,100        13,673
Daiwa House Industry Co., Ltd.                                                                            1,090,000        12,360
Toyota Motor Corp.                                                                                          230,000         9,335
Pearson PLC                                                                                                 750,000         9,033
Sony Corp.                                                                                                  200,000         7,709
Reed Elsevier NV                                                                                            501,319         6,810
Nippon Television Network Corp.                                                                              42,000         6,291
Publishing & Broadcasting Ltd.                                                                              375,000         5,124
Renault SA                                                                                                   60,650         5,056
Daito Trust Construction Co., Ltd.                                                                           76,000         3,603
SET Satellite (Singapore) Pte. Ltd. (1),(2),(3)                                                             800,276         2,522
Fuji Heavy Industries Ltd.                                                                                  500,000         2,433
SET India Ltd. (1),(2),(3)                                                                                   32,200         1,277
Kesa Electricals PLC                                                                                         96,950           525
KirchMedia GmbH & Co. KGaA, nonvoting (1),(2),(3)                                                           675,511            --
                                                                                                                          475,981

INFORMATION TECHNOLOGY -- 9.68%
Murata Manufacturing Co., Ltd.                                                                              838,900        46,787
Rohm Co., Ltd.                                                                                              440,700        45,468
Taiwan Semiconductor Manufacturing Co. Ltd.                                                              23,893,104        38,015
Samsung Electronics Co., Ltd.                                                                                84,210        36,650
Tokyo Electron Ltd.                                                                                         541,000        33,227
Hirose Electric Co., Ltd.                                                                                   238,300        27,787
Semiconductor Manufacturing International Corp. (1)                                                     101,000,000        21,960
Samsung Electro-Mechanics Co., Ltd. (1)                                                                     830,000        20,848
Hoya Corp.                                                                                                  183,400        20,653
Samsung SDI Co., Ltd.                                                                                       178,940        19,535
Fujitsu Ltd.                                                                                              3,000,000        19,476
Mediatek Incorporation                                                                                    2,245,023        15,278
Oki Electric Industry Co., Ltd. (1)                                                                       3,300,000        14,165


                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

INFORMATION TECHNOLOGY (continued)
Hon Hai Precision Industry Co., Ltd.                                                                      2,759,996     $  12,783
Nippon Electric Glass Co., Ltd.                                                                             500,000        12,751
Canon, Inc.                                                                                                 200,000        10,765
Quanta Computer Inc. (GDR) (2)                                                                              787,907         6,894
Quanta Computer Inc.                                                                                      2,033,848         3,652
STMicroelectronics NV                                                                                       450,000         8,746
TDK Corp.                                                                                                    90,000         6,649
                                                                                                                          422,089

MATERIALS -- 6.96%
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                          1,345,500        39,033
Cia. Vale do Rio Doce, preferred nominative, Class A                                                        894,000        21,601
Nitto Denko Corp.                                                                                           949,900        51,961
Potash Corp. of Saskatchewan Inc.                                                                           370,000        30,732
Siam Cement PCL                                                                                           3,498,500        24,854
Gold Fields Ltd.                                                                                          1,779,000        22,000
Placer Dome Inc.                                                                                          1,160,300        21,833
BHP Billiton PLC                                                                                          1,500,000        17,549
Holcim Ltd.                                                                                                 285,714        17,160
Cemex, SA de CV, ordinary participation certificates, units (ADR)                                           450,937        16,423
Rio Tinto PLC                                                                                               487,500        14,321
L'Air Liquide                                                                                                72,000        13,262
WMC Resources Ltd                                                                                         2,304,495        12,991
                                                                                                                          303,720

HEALTH CARE -- 6.75%
Sanofi-Aventis                                                                                            1,004,400        79,989
Novo Nordisk A/S, Class B                                                                                 1,076,000        58,616
AstraZeneca PLC (Sweden)                                                                                    510,500        18,523
AstraZeneca PLC                                                                                             322,500        11,674
Fresenius Medical Care AG, preferred                                                                        519,000        29,980
Shionogi & Co., Ltd.                                                                                      1,979,000        27,295
UCB NV                                                                                                      478,924        24,260
Ranbaxy Laboratories Ltd.                                                                                   588,000        17,018
Elan Corp., PLC (ADR) (1)                                                                                   370,000        10,083
H. Lundbeck A/S                                                                                             420,953         9,357
Roche Holding AG                                                                                             62,500         7,173
Lumenis Ltd. (1)                                                                                            355,000           689
                                                                                                                          294,657

ENERGY -- 6.68%
Husky Energy Inc.                                                                                         1,872,500        53,444
"Shell" Transport and Trading Co., PLC                                                                    3,015,000        25,653
"Shell" Transport and Trading Co., PLC (ADR)                                                                320,000        16,448
Oil & Natural Gas Corp. Ltd.                                                                              2,033,000        38,560
Canadian Natural Resources, Ltd.                                                                            800,000        34,167
Norsk Hydro ASA                                                                                             360,000        28,250
Petro-Canada                                                                                                540,000        27,527
Reliance Industries Ltd. (1)                                                                              2,097,000        25,889
Nexen Inc.                                                                                                  427,211        17,338
ENI SpA                                                                                                     550,000        13,721
Petroleo Brasileiro SA -- Petrobras, ordinary nominative (ADR)                                               255,000        10,144
                                                                                                                          291,141


                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

CONSUMER STAPLES -- 6.13%
Orkla AS                                                                                                  1,242,699    $   40,683
Nestle SA                                                                                                   147,820        38,559
Southcorp Ltd. (1)                                                                                       11,344,222        37,999
Royal Numico NV (1)                                                                                         944,900        33,952
Koninklijke Ahold NV (1)                                                                                  4,230,700        32,661
Groupe Danone                                                                                               242,400        22,308
Unilever NV                                                                                                 294,000        19,643
Heineken NV                                                                                                 425,000        14,120
Wal-Mart de Mexico, SA de CV, Series V                                                                    3,090,120        10,619
Woolworths Ltd.                                                                                             580,491         6,803
Coca-Cola HBC SA                                                                                            250,000         6,088
Uni-Charm Corp.                                                                                              78,500         3,752
Nissin Food Products Co., Ltd.                                                                                6,200           155
                                                                                                                          267,342

INDUSTRIALS -- 3.72%
Qantas Airways Ltd.                                                                                       9,251,305        26,799
Bharat Heavy Electricals Ltd.                                                                             1,403,400        24,895
Asahi Glass Co., Ltd.                                                                                     2,120,000        23,317
Adecco SA                                                                                                   397,447        19,951
Mitsubishi Corp.                                                                                          1,500,000        19,330
Toto Ltd                                                                                                  1,600,000        15,231
Metso Oyj                                                                                                   630,000         9,949
ASSA ABLOY AB, Class B                                                                                      500,000         8,526
FANUC LTD                                                                                                   116,000         7,565
Vedior NV                                                                                                   270,200         4,388
Volvo AB, Class B                                                                                            39,425         1,561
Securitas AB, Class B                                                                                        55,000           942
                                                                                                                          162,454

UTILITIES -- 3.10%
Veolia Environnement (1)                                                                                  1,088,200        39,249
Scottish Power PLC                                                                                        4,487,424        34,677
National Grid Transco PLC                                                                                 2,100,000        19,960
E.ON AG                                                                                                     215,000        19,528
Gas Natural SDG, SA                                                                                         386,100        11,902
Hong Kong and China Gas Co. Ltd.                                                                          4,700,000         9,705
                                                                                                                          135,021

MISCELLANEOUS -- 3.28%
Other common stocks in initial period of acquisition                                                                      143,195


Total common stocks (cost: $2,743,331,000)                                                                              3,720,568


                                                                                                         Shares or
Convertible securities -- 0.28%                                                                     principal amount


FINANCIALS -- 0.19%
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005, units                         360,000,000         8,331


TELECOMMUNICATION SERVICES -- 0.09%
COLT Telecom Group PLC 2.00% convertible note 2006                                                  (euro)2,400,000         3,730


Total convertible securities (cost: $6,941,000)                                                                            12,061



                                                                                                   Principal amount     Market value
Short-term securities -- 14.46%                                                                                (000)         (000)

U.S. Treasury Bills 2.035%-2.065% due 1/6-2/3/2005                                                          $53,900  $     53,847
BNP Paribas Finance Inc. 2.29% due 1/13/2005                                                                 34,200        34,172
Stadshypotek Delaware Inc. 2.23% due 1/24/2005 (2)                                                           32,900        32,851
Canadian Imperial Holdings Inc. 2.37% due 2/28/2005                                                          30,000        29,882
Nestle Capital Corp. 2.22%-2.25% due 1/10-1/11/2005 (2)                                                      28,100        28,081
Old Line Funding, LLC 2.28%-2.32% due 1/18-1/24/2005 (2)                                                     28,002        27,965
Toronto-Dominion Bank 2.35% due 2/15/2005                                                                    25,000        24,999
Allied Irish Banks N.A. Inc. 2.26%-2.30% due 1/6/2005 (2)                                                    25,000        24,991
Canadian Wheat Board 2.15% due 1/18/2005                                                                     25,000        24,973
HBOS Treasury Services PLC 2.33% due 1/20/2005                                                               25,000        24,968
Dexia Delaware LLC 2.35% due 2/11/2005                                                                       25,000        24,931
Bank of Ireland 2.355% due 2/22/2005 (2)                                                                     25,000        24,912
GlaxoSmithKline Finance PLC 2.37% due 3/3/2005 (2)                                                           25,000        24,897
Freddie Mac 2.15%-2.22% due 1/26-2/2/2005                                                                    23,400        23,360
Royal Bank of Scotland PLC 2.12% due 1/11/2005                                                               22,100        22,085
Calyon North America Inc. 2.38% due 3/2/2005                                                                 20,300        20,217
IXIS Commercial Paper Corp. 2.14% due 1/7/2005 (2)                                                           20,100        20,092
Ranger Funding Co. LLC 2.33% due 1/18/2005 (2)                                                               20,000        19,977
BMW U.S. Capital Corp. 2.33% due 2/16/2005 (2)                                                               20,000        19,938
Barclays U.S. Funding LLC 2.25% due 2/2/2005                                                                 10,000         9,979
Sheffield Receivables Corp. 2.23% due 1/4/2005 (2)                                                            8,700         8,698
Danske Corp. 2.21% due 1/4/2005                                                                              16,600        16,596
DaimlerChrysler Revolving Auto Conduit LLC II 2.09% due 1/3/2005                                             15,500        15,497
Toyota Credit de Puerto Rico Corp. 2.21%-2.38% due 1/10-2/28/2005                                            15,000        14,974
International Bank for Reconstruction and Development 2.269% due 3/1/2005                                    14,000        13,948
Federal Home Loan Bank 2.205% due 2/4/2005                                                                   13,300        13,272
Statoil 2.24% due 1/10/2005 (2)                                                                              11,500        11,493
CBA (Delaware) Finance Inc. 2.255% due 1/12/2005                                                             10,000         9,993
Spintab AB (Swedmortgage) 2.08% due 1/3/2005                                                                  9,200         9,198

Total short-term securities (cost: $630,794,000)                                                                          630,786


Total investment securities (cost: $3,381,066,000)                                                                      4,363,415
Other assets less liabilities                                                                                              (1,154)

Net assets                                                                                                             $4,362,261




"Miscellaneous"   securities   include  holdings  in  their  initial  period  of
acquisition that have not previously been publicly disclosed.


(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $229,691,000, which represented 5.27% of the net assets of the fund.

(3) Valued under fair value procedures adopted by authority of the Board of Trustees.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts





NEW WORLD FUND

Investment portfolio
December 31, 2004

                                                                                                                        Market value
Common stocks -- 76.47%                                                                                       Shares         (000)

FINANCIALS -- 11.29%
Housing Development Finance Corp. Ltd.                                                                      435,100      $  7,740
OTP Bank Rt.                                                                                                205,000         6,300
PT Bank Rakyat Indonesia                                                                                 17,108,150         5,306
Erste Bank der oesterreichischen Sparkassen AG                                                               85,600         4,556
HSBC Holdings PLC (United Kingdom)                                                                          185,400         3,172
Bank Polska Kasa Opieki SA                                                                                   66,000         3,018
Bank Zachodni WBK SA                                                                                         89,697         2,883
Banco Itau Holding Financeira SA, preferred nominative                                                       16,400         2,465
Yapi ve Kredi Bankasi AS (1)                                                                            735,000,000         2,317
ICICI Bank Ltd.                                                                                             229,174         1,968
ICICI Bank Ltd. (ADR)                                                                                         8,000           161
Unibanco -- Uniao de Bancos Brasileiros SA, units (GDR)                                                      60,000         1,903
Bank of the Philippine Islands                                                                            1,844,616         1,728
Itausa -- Investimentos Itau SA, preferred nominative                                                       896,838         1,553
American International Group, Inc.                                                                           20,000         1,313
Kookmin Bank (1)                                                                                             23,000           900
United Overseas Bank Ltd.                                                                                   100,000           845
SM Prime Holdings, Inc.                                                                                   4,610,000           633
HDFC Bank Ltd.                                                                                               36,500           439
                                                                                                                           49,200

CONSUMER STAPLES -- 11.20%
Avon Products, Inc.                                                                                         125,600         4,861
Cia. de Bebidas das Americas -- AmBev, preferred nominative (ADR)                                           170,000         4,816
Oriflame Cosmetics SA (1)                                                                                   200,000         4,628
Wal-Mart de Mexico, SA de CV, Series V (ADR)                                                                 84,000         2,881
Wal-Mart de Mexico, SA de CV, Series V                                                                      200,000           687
Orkla AS                                                                                                     96,142         3,148
Hindustan Lever Ltd.                                                                                        887,590         2,944
Nestle India Ltd.                                                                                           213,300         2,885
Fomento Economico Mexicano, SA de CV (ADR)                                                                   52,000         2,736
Anheuser-Busch Companies, Inc.                                                                               45,000         2,283
Unilever PLC                                                                                                215,000         2,107
Unilever NV                                                                                                  31,500         2,105
Migros Turk TAS                                                                                         237,147,000         1,975
PepsiCo, Inc.                                                                                                33,900         1,770
Nestle SA                                                                                                     6,655         1,736
Coca-Cola Co.                                                                                                34,000         1,415
Kimberly-Clark de Mexico, SA de CV, Class A, ordinary participation certificates                            400,000         1,382


                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

CONSUMER STAPLES (continued)
Groupe Danone                                                                                                14,982      $  1,379
Controladora Comercial Mexicana, SA de CV, units                                                            970,000         1,088
Heineken NV                                                                                                  31,250         1,038
Coca-Cola HBC SA                                                                                             40,000           974
                                                                                                                           48,838

MATERIALS -- 9.65%
Cia. Vale do Rio Doce, Class A, preferred nominative                                                        183,000         4,422
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                             65,700         1,906
Cia. Vale do Rio Doce, preferred nominative, Class A                                                         30,000           725
Votorantim Celulose e Papel SA, preferred nominative (ADR)                                                  325,000         5,265
Phelps Dodge Corp.                                                                                           45,000         4,451
Associated Cement Companies Ltd.                                                                            470,000         3,682
Cemex, SA de CV, ordinary participation certificates, units (ADR)                                            96,225         3,505
Harmony Gold Mining Co. Ltd.                                                                                305,000         2,779
Siam Cement PCL                                                                                             308,000         2,188
Ivanhoe Mines Ltd. (1)                                                                                      303,100         2,185
AngloGold Ashanti Ltd.                                                                                       49,500         1,753
BHP Billiton PLC                                                                                            142,664         1,669
Holcim Ltd.                                                                                                  24,000         1,441
Freeport-McMoRan Copper & Gold Inc., Class B                                                                 31,000         1,185
Sappi Ltd.                                                                                                   76,000         1,122
Aracruz Celulose SA, Class B, preferred nominative (ADR)                                                     21,300           803
Anglo American PLC                                                                                           29,467           700
Hyosung Corp.                                                                                                67,491           665
Asian Paints Ltd.                                                                                            77,900           577
Formosa Plastics Corp.                                                                                      312,700           537
Siam City Cement PCL                                                                                         80,000           502
                                                                                                                           42,062

TELECOMMUNICATION SERVICES -- 9.09%
Telefonica, SA                                                                                              204,172         3,833
Portugal Telecom, SGPS, SA                                                                                  305,000         3,759
America Movil SA de CV, Series L (ADR)                                                                       70,000         3,665
Partner Communications Co. Ltd. (1)                                                                         375,500         3,218
Partner Communications Co. Ltd. (ADR) (1)                                                                    10,000            86
China Unicom Ltd.                                                                                         4,108,000         3,250
Philippine Long Distance Telephone Co. (1)                                                                  130,000         3,154
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B                                   5,812,500         3,025
Telenor ASA                                                                                                 292,500         2,647
Maxis Communications Bhd.                                                                                   969,000         2,385
Telesp Celular Participacoes SA, preferred nominative (ADR) (1)                                             318,700         2,167
CESKY TELECOM, AS                                                                                           125,000         2,060
Magyar Tavkozlesi Rt. (ADR)                                                                                  60,000         1,465
GLOBE TELECOM, Inc.                                                                                          82,000         1,397
China Mobile (Hong Kong) Ltd.                                                                               330,000         1,119
KT Corp. (ADR)                                                                                               50,000         1,091
Telefonos de Mexico, SA de CV, Class L (ADR)                                                                 25,000           958
Advanced Info Service PCL                                                                                   122,000           336
                                                                                                                           39,615

INFORMATION TECHNOLOGY -- 7.73%
Mediatek Incorporation                                                                                      661,342         4,501
NHN Corp.                                                                                                    52,000         4,195
Kingboard Chemical Holdings Ltd.                                                                          1,690,000         3,577
Hon Hai Precision Industry Co., Ltd.                                                                        745,095         3,451


                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

INFORMATION TECHNOLOGY (continued)
Optimax Technology Corp.                                                                                    900,000      $  2,297
Venture Corp. Ltd.                                                                                          201,000         1,958
QUALCOMM Inc.                                                                                                42,000         1,781
Motorola, Inc.                                                                                              100,000         1,720
ASE Test Ltd. (1)                                                                                           239,800         1,621
Uniden Corp.                                                                                                 80,000         1,573
Sunplus Technology Co., Ltd.                                                                                990,000         1,391
Samsung SDI Co., Ltd.                                                                                        10,680         1,166
Samsung Electronics Co., Ltd.                                                                                 2,000           870
NetEase.com, Inc. (ADR) (1)                                                                                  15,000           792
Quanta Computer Inc.                                                                                        234,831           422
Quanta Computer Inc. (GDR) (2)                                                                               27,510           241
Samsung Electro-Mechanics Co., Ltd. (1)                                                                      26,000           653
Sabre Holdings Corp., Class A                                                                                24,155           535
SINA Corp. (1)                                                                                               16,000           513
Sohu.com Inc. (1)                                                                                            24,000           425
                                                                                                                           33,682

INDUSTRIALS -- 6.74%
Daelim Industrial Co., Ltd.                                                                                 144,000         7,485
Bharat Heavy Electricals Ltd.                                                                               375,000         6,652
3M Co.                                                                                                       53,200         4,366
Laureate Education, Inc. (1)                                                                                 75,000         3,307
AGCO Corp. (1)                                                                                              120,000         2,627
Kumgang Korea Chemical Co., Ltd.                                                                             18,000         2,269
Asahi Glass Co., Ltd.                                                                                       140,000         1,540
Hyundai Development Co.                                                                                      70,000         1,116
                                                                                                                           29,362

CONSUMER DISCRETIONARY -- 6.16%
Honda Motor Co., Ltd.                                                                                        94,000         4,858
Astro All Asia Networks PLC (1)                                                                           2,745,900         3,902
Suzuki Motor Corp.                                                                                          193,000         3,517
Grupo Televisa, SA, ordinary participation certificates (ADR)                                                53,900         3,261
Makita Corp.                                                                                                130,000         2,268
Kia Motors Corp.                                                                                            200,000         2,106
LG Electronics Inc.                                                                                          29,680         1,838
Yue Yuen Industrial (Holdings) Ltd.                                                                         549,500         1,513
Li & Fung Ltd.                                                                                              806,000         1,358
Toyota Motor Corp.                                                                                           29,500         1,197
Maruti Udyog Ltd.                                                                                            59,000           630
Koninklijke Philips Electronics NV                                                                           16,000           423
                                                                                                                           26,871

ENERGY -- 5.15%
MOL Magyar Olaj- es Gazipari Rt., Class A                                                                    80,841         5,669
Petroleo Brasileiro SA -- Petrobras, ordinary nominative (ADR)                                               90,000         3,580
FMC Technologies, Inc. (1)                                                                                   76,200         2,454
Harvest Natural Resources, Inc. (1)                                                                         125,000         2,159
Oil & Natural Gas Corp. Ltd.                                                                                 85,300         1,618
Pogo Producing Co.                                                                                           32,000         1,552
Noble Energy, Inc.                                                                                           23,000         1,418
"Shell" Transport and Trading Co., PLC (ADR)                                                                 25,000         1,285
Nexen Inc.                                                                                                   31,523         1,279
Sasol Ltd.                                                                                                   50,000         1,077
China Oilfield Services Ltd., Class H                                                                     1,093,300           334
                                                                                                                           22,425


                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

HEALTH CARE -- 3.96%
Ranbaxy Laboratories Ltd.                                                                                   179,000    $    5,181
Novo Nordisk A/S, Class B                                                                                    59,060         3,217
Dr. Reddy's Laboratories Ltd.                                                                               120,000         2,402
Gedeon Richter Ltd.                                                                                          17,500         2,192
Teva Pharmaceutical Industries Ltd. (ADR)                                                                    64,000         1,911
PLIVA d.d. (GDR)                                                                                            120,000         1,500
AstraZeneca PLC (Sweden)                                                                                     23,300           845
Lumenis Ltd. (1)                                                                                             13,000            25
                                                                                                                           17,273

UTILITIES -- 3.94%
Gas Natural SDG, SA                                                                                         160,600         4,951
CPFL Energia SA (ADR) (1)                                                                                   150,000         2,979
AES Corp. (1)                                                                                               200,000         2,734
GAIL Ltd.                                                                                                   338,000         1,806
Reliance Energy Ltd.                                                                                        138,722         1,684
Cheung Kong Infrastructure Holdings Ltd.                                                                    540,000         1,560
Veolia Environnement                                                                                         40,400         1,457
                                                                                                                           17,171

MISCELLANEOUS -- 1.56%
Other common stocks in initial period of acquisition                                                                        6,814


Total common stocks (cost: $235,315,000)                                                                                  333,313


Rights & warrants -- 0.02%


INFORMATION TECHNOLOGY -- 0.02%
Kingboard Chemical Holdings Ltd., warrants, expire 2006 (1)                                                 169,000            90
Lucent Technologies Inc., warrants, expire 2007 (1)                                                           1,630             2

Total rights & warrants (cost: $2,000)                                                                                         92


Convertible securities -- 0.36%                                                                     Principal amount

FINANCIALS -- 0.36%
LG Card Co., Ltd., 3.00% convertible bond-warrants, expire 20091                                  KRW 1,940,000,000         1,574


Total convertible securities (cost: $1,637,000)                                                                             1,574


                                                                                                   Principal amount
Bonds & notes -- 11.64%                                                                                        (000)

GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS -- 11.16%
United Mexican States Government 9.875% 2010                                                                 $4,125         5,080
United Mexican States Government 8.00% 2023                                                               MXP22,399         1,583
United Mexican States Government Eurobonds 11.375% 2016                                                     $   908         1,342
United Mexican States Government Global 8.625% 2008                                                           1,154         1,313
United Mexican States Government Eurobonds, Global 6.375% 2013                                                1,000         1,067

                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
United Mexican States Government Global 10.375% 2009                                                       $    750       $   919
United Mexican States Government, Series MI10, 8.00% 2013                                               MXP  10,102           812
Russian Federation 8.25% 2010                                                                                $6,200         6,893
Russian Federation 5.00% 2030 (2),(3)                                                                         3,406         3,525
Russian Federation 5.00% 2030 (4)                                                                               750           776
Russian Federation 8.25% 2010 (2)                                                                               566           629
Brazil (Federal Republic of) Global 9.25% 2010                                                                2,200         2,471
Brazil (Federal Republic of) Global 10.125% 2027                                                              1,175         1,344
Brazil (Federal Republic of) Bearer 8.00% 2014 (5)                                                            1,198         1,227
Brazil (Federal Republic of) 14.50% 2009                                                                        450           602
Brazil (Federal Republic of) 11.00% 2040                                                                        375           445
Brazil (Federal Republic of) 3.125% 2009 (3)                                                                    421           418
Panama (Republic of) 8.25% 2008                                                                               3,500         3,902
Panama (Republic of) Global 9.375% 2029                                                                         905         1,068
Panama (Republic of) Global 9.375% 2023                                                                         723           839
Panama (Republic of) Global 9.625% 2011                                                                          65            77
Panama (Republic of) 9.375% 2012                                                                                 65            77
Peru (Republic of) 9.125% 2012                                                                                1,750         2,048
Peru (Republic of) Past Due Interest Eurobond 5.00% 2017 (3)                                                    946           913
Peru (Republic of) 8.375% 2016                                                                                  675           759
Colombia (Republic of) Global 10.00% 2012                                                                     1,350         1,566
Colombia (Republic of) Global 10.75% 2013                                                                     1,060         1,272
Turkey (Republic of) 11.875% 2030                                                                             1,225         1,770
Turkey (Republic of) Treasury Bill 0% 2005                                                         TRL  750,000,000           503
Turkey (Republic of) 20.00% 2007                                                                   TRL  250,000,000           199
Philippines (Republic of) 8.375% 2009                                                                        $1,665         1,759
Philippines (Republic of) Global 10.625% 2025                                                                   600           644
Argentina (Republic of) Global 12.25% 2018 (5),(6)                                                            1,050           349
Argentina (Republic of) Global 15.50% 2008 (4),(6)                                                              389           130
Argentina (Republic of) Global 12.00% 2031 (5),(6)                                                              305           102
Venezuela (Republic of) 9.25% 2027                                                                              200           212
                                                                                                                           48,635

UTILITIES -- 0.26%
Enersis SA 7.375% 2014                                                                                          650           710
AES Gener SA 7.50% 2014 (2)                                                                                     400           422
                                                                                                                            1,132

TELECOMMUNICATION SERVICES -- 0.08%
Cellco Finance NV 12.75% 2005                                                                                   350           366

ENERGY -- 0.07%
Petrozuata Finance, Inc., Series B, 8.22% 2017 (2)                                                              200           201
Petrozuata Finance, Inc., Series B, 8.22% 2017                                                                  100           100
                                                                                                                              301

MATERIALS -- 0.07%
Freeport-McMoRan Copper & Gold Inc. 10.125% 2010                                                                250           287


Total bonds & notes (cost: $46,128,000)                                                                                    50,721



                                                                                                   Principal amount   Market value
Short-term securities -- 10.96%                                                                                (000)         (000)

Federal Home Loan Bank 2.24% due 1/7/2005                                                                    $9,200    $    9,196
U.S. Treasury Bills 1.9675% due 1/20/2005                                                                     5,200         5,194
BNP Paribas Finance Inc. 2.29% due 1/13/2005                                                                  4,400         4,397
Sheffield Receivables Corp. 2.23% due 1/4/2005 (2)                                                            3,700         3,699
Amsterdam Funding Corp. 2.34% due 1/19/2005 (2)                                                               3,500         3,496
Clipper Receivables Co., LLC 2.33% due 1/12/2005 (2)                                                          3,400         3,397
Freddie Mac 2.22% due 2/2/2005                                                                                3,400         3,393
ANZ (Delaware) Inc. 2.04% due 1/4/2005                                                                        3,000         2,999
Dexia Delaware LLC 2.32% due 1/27/2005                                                                        2,800         2,795
Stadshypotek Delaware Inc. 2.30%-2.33% due 2/2-2/4/2005 (2)                                                   2,300         2,295
General Electric Capital Corp. 2.20% due 1/3/2005                                                             2,200         2,200
Royal Bank of Scotland PLC 2.12% due 1/11/2005                                                                1,600         1,599
Thunder Bay Funding, LLC 2.33% due 2/1/2005 (2)                                                               1,400         1,397
Ranger Funding Co. LLC 2.25% due 1/14/2005 (2)                                                                1,300         1,299
Bank of Montreal 2.29% due 1/25/2005                                                                            400           399

Total short-term securities (cost: $47,755,000)                                                                            47,755


Total investment securities (cost: $330,837,000)                                                                          433,455
Other assets less liabilities                                                                                               2,411

Net assets                                                                                                               $435,866




"Miscellaneous"   securities   include  holdings  in  their  initial  period  of
acquisition that have not previously been publicly disclosed.


(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $20,601,000, which represented 4.73% of the net assets of the fund.

(3)  Coupon rate may change periodically.

(4)  Step bond; coupon rate will increase at a later date.

(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

(6)  Scheduled interest payments not made: reorganization pending.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts






BLUE CHIP INCOME AND GROWTH FUND

Investment portfolio
December 31, 2004

                                                                                                                        Market value
Common stocks -- 92.83%                                                                                       Shares         (000)

FINANCIALS -- 19.46%
Fannie Mae                                                                                                1,620,000      $115,360
American International Group, Inc.                                                                          975,000        64,028
J.P. Morgan Chase & Co.                                                                                   1,640,000        63,977
Capital One Financial Corp.                                                                                 700,000        58,947
Bank of America Corp.                                                                                       699,990        32,893
MBNA Corp.                                                                                                1,000,000        28,190
SLM Corp.                                                                                                   420,000        22,424
XL Capital Ltd., Class A                                                                                    225,000        17,471
AFLAC Inc.                                                                                                  435,000        17,330
HSBC Holdings PLC (ADR) (United Kingdom)                                                                    200,000        17,028
Bank of New York Co., Inc.                                                                                  400,000        13,368
Jefferson-Pilot Corp.                                                                                       250,000        12,990
Citigroup Inc.                                                                                              250,000        12,045
Wells Fargo & Co.                                                                                           100,000         6,215
                                                                                                                          482,266

CONSUMER DISCRETIONARY -- 14.07%
Target Corp.                                                                                              1,370,000        71,144
General Motors Corp.                                                                                      1,600,000        64,096
Lowe's Companies, Inc.                                                                                      745,000        42,905
Mattel, Inc.                                                                                              2,000,000        38,980
Toyota Motor Corp. (ADR)                                                                                    265,000        21,696
McDonald's Corp.                                                                                            650,000        20,839
TJX Companies, Inc.                                                                                         750,000        18,847
Kohl's Corp. (1)                                                                                            370,000        18,193
Carnival Corp., units                                                                                       275,000        15,848
Harley-Davidson Motor Co.                                                                                   250,000        15,187
Limited Brands, Inc.                                                                                        525,000        12,086
Time Warner Inc. (1)                                                                                        450,000         8,748
                                                                                                                          348,569

HEALTH CARE -- 12.94%
Cardinal Health, Inc.                                                                                     1,550,000        90,132
Aetna Inc.                                                                                                  400,000        49,900
AstraZeneca PLC (ADR) (United Kingdom)                                                                    1,190,000        43,304
HCA Inc.                                                                                                  1,000,000        39,960
Bristol-Myers Squibb Co.                                                                                  1,550,000        39,711
Eli Lilly and Co.                                                                                           485,000        27,524
Schering-Plough Corp.                                                                                       750,000        15,660
Pfizer Inc                                                                                                  300,000         8,067
Applera Corp. -- Applied Biosystems Group                                                                    300,000         6,273
                                                                                                                          320,531


                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

INFORMATION TECHNOLOGY -- 9.43%
Hewlett-Packard Co.                                                                                       4,800,000      $100,656
International Business Machines Corp.                                                                       445,000        43,868
Texas Instruments Inc.                                                                                    1,310,000        32,252
Microsoft Corp.                                                                                             540,000        14,423
Applied Materials, Inc. (1)                                                                                 700,000        11,970
Intel Corp.                                                                                                 500,000        11,695
Automatic Data Processing, Inc.                                                                             250,000        11,088
Cisco Systems, Inc. (1)                                                                                     400,000         7,720
                                                                                                                          233,672

ENERGY -- 8.42%
ChevronTexaco Corp.                                                                                       1,200,000        63,012
Marathon Oil Corp.                                                                                        1,050,000        39,491
Exxon Mobil Corp.                                                                                           640,000        32,806
Schlumberger Ltd.                                                                                           395,000        26,445
Royal Dutch Petroleum Co. (New York registered)                                                             400,000        22,952
ConocoPhillips                                                                                              150,000        13,025
Unocal Corp.                                                                                                250,000        10,810
                                                                                                                          208,541

INDUSTRIALS -- 7.90%
General Electric Co.                                                                                      1,640,000        59,860
United Technologies Corp.                                                                                   380,000        39,273
United Parcel Service, Inc., Class B                                                                        400,000        34,184
Caterpillar Inc.                                                                                            170,000        16,577
Southwest Airlines Co.                                                                                    1,000,000        16,280
Deere & Co.                                                                                                 200,000        14,880
Emerson Electric Co.                                                                                        150,000        10,515
Pitney Bowes Inc.                                                                                            90,000         4,165
                                                                                                                          195,734

TELECOMMUNICATION SERVICES -- 5.69%
BellSouth Corp.                                                                                           1,925,000        53,496
Sprint Corp. -- FON Group                                                                                  1,350,000       33,547
Verizon Communications Inc.                                                                                 600,000        24,306
SBC Communications Inc.                                                                                     875,000        22,549
AT&T Corp.                                                                                                  370,000         7,052
                                                                                                                          140,950

CONSUMER STAPLES -- 5.51%
Unilever NV (New York registered)                                                                           900,000        60,039
General Mills, Inc.                                                                                         375,000        18,641
Walgreen Co.                                                                                                480,000        18,418
Kimberly-Clark Corp.                                                                                        255,000        16,782
PepsiCo, Inc.                                                                                               250,000        13,050
Kraft Foods Inc., Class A                                                                                   180,000         6,410
H.J. Heinz Co.                                                                                               80,000         3,119
                                                                                                                          136,459

MATERIALS -- 3.92%
Dow Chemical Co.                                                                                            675,000        33,419
Alcoa Inc.                                                                                                1,000,000        31,420
Weyerhaeuser Co.                                                                                            200,000        13,444
Air Products and Chemicals, Inc.                                                                            200,000        11,594
E.I. du Pont de Nemours and Co.                                                                             150,000         7,358
                                                                                                                           97,235


                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

UTILITIES -- 1.09%
FPL Group, Inc.                                                                                             200,000        14,950
Duke Energy Corp.                                                                                           260,000         6,586
Xcel Energy Inc.                                                                                            250,000         4,550
FirstEnergy Corp.                                                                                            25,901         1,023
                                                                                                                           27,109

MISCELLANEOUS -- 4.40%
Other common stocks in initial period of acquisition                                                                      108,938


Total common stocks (cost: $1,934,276,000)                                                                              2,300,004


                                                                                                   Principal amount
Short-term securities -- 7.48%                                                                                 (000)

Procter & Gamble Co. 1.97% due 1/21/2005 (2)                                                                $29,500        29,463
Coca-Cola Co. 2.11%-2.26% due 1/12-1/28/2005                                                                 28,500        28,463
Freddie Mac 2.27%-2.373% due 2/1-3/8/2005                                                                    20,500        20,439
Pfizer Inc 2.13%-2.17% due 1/18-1/24/2005 (2)                                                                16,600        16,578
Hershey Foods Corp. 2.18% due 1/10-1/26/2005 (2)                                                             16,500        16,475
Harley-Davidson Funding Corp. 2.31% due 2/24/2005 (2)                                                        10,700        10,662
U.S. Treasury Bills 1.785%-1.833% due 1/20/2005                                                               9,300         9,291
CAFCO, LLC 2.34% due 2/1/2005 (2)                                                                             8,100         8,083
Wal-Mart Stores Inc. 2.13% due 1/11/2005 (2)                                                                  7,000         6,996
Park Avenue Receivables Corp. LLC 2.22% due 1/18/2005 (2)                                                     3,800         3,796
Preferred Receivables Funding Corp. 2.20% due 1/3/2005 (2)                                                    3,100         3,099
Three Pillars Funding, LLC 2.34% due 1/12/2005 (2)                                                            6,700         6,695
BellSouth Corp. 2.27% due 1/24/2005 (2)                                                                       5,800         5,791
3M Co. 2.06% due 1/3/2005                                                                                     5,100         5,099
Eli Lilly and Co. 2.03% due 1/12/2005 (2)                                                                     5,000         4,996
General Electric Capital Corp. 2.20% due 1/3/2005                                                             4,200         4,199
Abbott Laboratories Inc. 2.16% due 1/20/2005 (2)                                                              2,700         2,697
Netjets Inc. 1.95% due 1/11/2005 (2)                                                                          2,500         2,498

Total short-term securities (cost: $185,320,000)                                                                          185,320


Total investment securities (cost: $2,119,596,000)                                                                      2,485,324
Other assets less liabilities                                                                                              (7,630)

Net assets                                                                                                             $2,477,694





"Miscellaneous"   securities   include  holdings  in  their  initial  period  of
acquisition that have not previously been publicly disclosed.


(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $117,829,000, which represented 4.76% of the net assets of the fund.



ADR = American Depositary Receipts





GROWTH-INCOME FUND

Investment portfolio
December 31, 2004

                                                                                                                        Market value
Common stocks -- 84.32%                                                                                       Shares         (000)

FINANCIALS -- 13.49%
Fannie Mae                                                                                                4,350,000   $   309,763
American International Group, Inc.                                                                        3,700,000       242,979
Bank of New York Co., Inc.                                                                                4,775,000       159,580
Citigroup Inc.                                                                                            3,253,950       156,775
Capital One Financial Corp.                                                                               1,850,000       155,788
J.P. Morgan Chase & Co.                                                                                   3,929,475       153,289
Bank of America Corp.                                                                                     3,068,364       144,182
Wells Fargo & Co.                                                                                         2,090,000       129,893
St. Paul Travelers Companies, Inc.                                                                        3,000,000       111,210
Freddie Mac                                                                                               1,365,000       100,600
HSBC Holdings PLC (ADR)                                                                                   1,086,050        92,466
Washington Mutual, Inc.                                                                                   2,000,000        84,560
Allstate Corp.                                                                                            1,210,000        62,581
XL Capital Ltd., Class A                                                                                    780,000        60,567
MBNA Corp.                                                                                                2,000,000        56,380
SunTrust Banks, Inc.                                                                                        700,000        51,716
Manulife Financial Corp.                                                                                  1,000,000        46,200
Marsh & McLennan Companies, Inc.                                                                          1,400,000        46,060
American Express Co.                                                                                        750,000        42,277
City National Corp.                                                                                         535,000        37,798
Jefferson-Pilot Corp.                                                                                       660,000        34,294
Genworth Financial, Inc., Class A                                                                         1,200,000        32,400
Wachovia Corp.                                                                                              555,000        29,193
Providian Financial Corp. (1)                                                                             1,300,000        21,411
Principal Financial Group, Inc.                                                                             500,000        20,470
UnumProvident Corp.                                                                                       1,000,000        17,940
Royal & Sun Alliance Insurance Group PLC                                                                  5,100,000         7,574
                                                                                                                        2,407,946

INFORMATION TECHNOLOGY -- 13.24%
Hewlett-Packard Co.                                                                                      12,300,000       257,931
International Business Machines Corp.                                                                     2,035,000       200,610
Flextronics International Ltd. (1)                                                                       12,000,000       165,840
Cisco Systems, Inc. (1)                                                                                   8,542,600       164,872
Microsoft Corp.                                                                                           6,005,000       160,394
Texas Instruments Inc.                                                                                    5,700,000       140,334
First Data Corp.                                                                                          2,785,000       118,474
ASML Holding NV (1)                                                                                       5,000,000        79,977
ASML Holding NV (New York registered) (1)                                                                 1,500,000        23,865
Yahoo! Inc. (1)                                                                                           2,750,000       103,620


                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

INFORMATION TECHNOLOGY (continued)
Applied Materials, Inc. (1)                                                                               5,660,000  $     96,786
Intel Corp.                                                                                               3,700,000        86,543
Nokia Corp. (ADR)                                                                                         5,425,000        85,010
Taiwan Semiconductor Manufacturing Co. Ltd.                                                              47,113,003        74,959
Oracle Corp. (1)                                                                                          4,910,000        67,365
Micron Technology, Inc. (1)                                                                               4,200,000        51,870
Sanmina-SCI Corp (1)                                                                                     5,500,000        46,585
Ceridian Corp. (1)                                                                                        2,545,000        46,523
Corning Inc. (1)                                                                                          3,950,000        46,491
Dell Inc. (1)                                                                                             1,000,000        42,140
EMC Corp. (1)                                                                                             2,500,000        37,175
Automatic Data Processing, Inc.                                                                             800,000        35,480
Solectron Corp. (1)                                                                                       6,250,000        33,312
Advanced Micro Devices, Inc. (1)                                                                          1,500,000        33,030
KLA-Tencor Corp. (1)                                                                                        690,000        32,140
Analog Devices, Inc.                                                                                        800,000        29,536
Avnet, Inc. (1)                                                                                           1,500,000        27,360
Jabil Circuit, Inc. (1)                                                                                   1,000,000        25,580
Sabre Holdings Corp., Class A                                                                               900,000        19,944
Teradyne, Inc. (1)                                                                                          925,000        15,790
Altera Corp. (1)                                                                                            700,000        14,490
Maxim Integrated Products, Inc.                                                                              17,200           729
Computer Associates International, Inc.                                                                       3,022            94
                                                                                                                        2,364,849

CONSUMER DISCRETIONARY -- 11.51%
Lowe's Companies, Inc.                                                                                    4,080,000       234,967
Target Corp.                                                                                              3,750,000       194,737
Time Warner Inc. (1)                                                                                      9,120,000       177,293
Best Buy Co., Inc.                                                                                        2,250,000       133,695
Magna International Inc., Class A                                                                         1,540,000       127,127
Walt Disney Co.                                                                                           4,400,000       122,320
Garmin Ltd.                                                                                               1,992,400       121,218
News Corp. Inc.                                                                                           4,910,000        91,621
Carnival Corp., units                                                                                     1,582,100        91,176
Clear Channel Communications, Inc.                                                                        1,865,000        62,459
Federated Department Stores, Inc.                                                                         1,020,000        58,946
Gentex Corp.                                                                                              1,500,000        55,530
Kohl's Corp. (1)                                                                                          1,100,000        54,087
Home Depot, Inc.                                                                                          1,200,000        51,288
IAC/InterActiveCorp (1)                                                                                   1,808,589        49,953
Dana Corp.                                                                                                2,606,800        45,176
VF Corp.                                                                                                    800,000        44,304
Harley-Davidson Motor Co.                                                                                   700,000        42,525
General Motors Corp.                                                                                      1,050,000        42,063
Gannett Co., Inc.                                                                                           500,000        40,850
Limited Brands, Inc.                                                                                      1,725,000        39,710
NIKE, Inc., Class B                                                                                         390,000        35,369
Starbucks Corp. (1)                                                                                         490,000        30,556
Jones Apparel Group, Inc.                                                                                   800,000        29,256
Interpublic Group of Companies, Inc. (1)                                                                  1,800,000        24,120
Mattel, Inc.                                                                                              1,000,000        19,490
Fox Entertainment Group, Inc., Class A (1)                                                                  500,000        15,630
May Department Stores Co.                                                                                   400,000        11,760
Dow Jones & Co., Inc.                                                                                       197,800         8,517
                                                                                                                        2,055,743


                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

HEALTH CARE -- 11.08%
Eli Lilly and Co.                                                                                         3,185,000  $    180,749
Aetna Inc.                                                                                                1,200,000       149,700
Wellpoint Inc. (1)                                                                                        1,300,000       149,500
Merck & Co., Inc.                                                                                         3,500,000       112,490
AstraZeneca PLC (ADR)                                                                                     2,572,050        93,597
AstraZeneca PLC (Sweden)                                                                                    292,000        10,595
Abbott Laboratories                                                                                       2,181,000       101,744
Pfizer Inc                                                                                                3,641,500        97,920
Biogen Idec Inc. (1)                                                                                      1,416,250        94,336
AmerisourceBergen Corp.                                                                                   1,600,000        93,888
Cardinal Health, Inc.                                                                                     1,600,000        93,040
St. Jude Medical, Inc. (1)                                                                                2,142,800        89,848
McKesson Corp.                                                                                            2,600,000        81,796
Bristol-Myers Squibb Co.                                                                                  3,080,000        78,910
Medco Health Solutions, Inc. (1)                                                                          1,800,000        74,880
Johnson & Johnson                                                                                         1,100,000        69,762
Smith & Nephew PLC                                                                                        5,735,000        58,577
Guidant Corp.                                                                                               800,000        57,680
Forest Laboratories, Inc. (1)                                                                             1,234,800        55,393
CIGNA Corp.                                                                                                 555,000        45,271
Schering-Plough Corp.                                                                                     1,844,800        38,519
Applera Corp. -- Applied Biosystems Group                                                                 1,784,600        37,316
Service Corp. International (1)                                                                           4,600,000        34,270
Amgen Inc. (1)                                                                                              500,000        32,075
HCA Inc.                                                                                                    750,000        29,970
Becton, Dickinson and Co.                                                                                   293,400        16,665
                                                                                                                        1,978,491

INDUSTRIALS -- 9.84%
General Electric Co.                                                                                      6,305,000       230,133
Tyco International Ltd.                                                                                   5,800,000       207,292
United Technologies Corp.                                                                                 1,637,100       169,194
Norfolk Southern Corp.                                                                                    3,551,200       128,518
Lockheed Martin Corp.                                                                                     2,050,000       113,878
Avery Dennison Corp.                                                                                      1,590,000        95,352
General Dynamics Corp.                                                                                      900,000        94,140
Allied Waste Industries, Inc. (1)                                                                         9,421,800        87,434
ServiceMaster Co.                                                                                         5,320,000        73,363
Pitney Bowes Inc.                                                                                         1,552,200        71,836
IKON Office Solutions, Inc.                                                                               5,885,000        68,031
Northrop Grumman Corp.                                                                                    1,092,836        59,407
Asahi Glass Co., Ltd.                                                                                     4,900,000        53,893
Ingersoll-Rand Co. Ltd., Class A                                                                            645,000        51,794
Burlington Northern Santa Fe Corp.                                                                        1,000,000        47,310
Deere & Co.                                                                                                 500,000        37,200
Caterpillar Inc.                                                                                            375,000        36,566
Waste Management, Inc.                                                                                    1,000,000        29,940
Robert Half International Inc.                                                                            1,000,000        29,430
Southwest Airlines Co.                                                                                    1,650,000        26,862
Emerson Electric Co.                                                                                        375,000        26,288
Union Pacific Corp.                                                                                         150,000        10,088
United Parcel Service, Inc., Class B                                                                        100,000         8,546
                                                                                                                        1,756,495


                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

ENERGY -- 6.84%
Royal Dutch Petroleum Co. (New York registered)                                                           2,850,000   $   163,533
"Shell" Transport and Trading Co., PLC (ADR)                                                                568,900        29,241
"Shell" Transport and Trading Company, PLC                                                                  486,600         4,140
Marathon Oil Corp.                                                                                        4,730,000       177,895
Petro-Canada                                                                                              2,860,000       145,789
Devon Energy Corp.                                                                                        3,740,000       145,561
ChevronTexaco Corp.                                                                                       2,463,200       129,343
Schlumberger Ltd.                                                                                         1,570,000       105,112
Exxon Mobil Corp.                                                                                         1,700,000        87,142
Husky Energy Inc.                                                                                         2,742,800        78,284
Transocean Inc. (1)                                                                                       1,000,000        42,390
Sunoco, Inc.                                                                                                500,000        40,855
Unocal Corp.                                                                                                800,000        34,592
ConocoPhillips                                                                                              254,896        22,133
Halliburton Co.                                                                                             390,000        15,304
                                                                                                                        1,221,314

CONSUMER STAPLES -- 6.67%
Altria Group, Inc.                                                                                        2,925,000       178,718
Walgreen Co.                                                                                              3,900,000       149,643
Coca-Cola Co.                                                                                             3,275,000       136,338
Avon Products, Inc.                                                                                       2,850,000       110,295
Wal-Mart Stores, Inc.                                                                                     1,850,000        97,717
Anheuser-Busch Companies, Inc.                                                                            1,725,000        87,509
Sara Lee Corp.                                                                                            3,600,000        86,904
PepsiCo, Inc.                                                                                             1,130,000        58,986
Procter & Gamble Co.                                                                                        850,000        46,818
Del Monte Foods Co. (1)                                                                                   4,134,476        45,562
General Mills, Inc.                                                                                         800,000        39,768
Energizer Holdings, Inc. (1)                                                                                800,100        39,757
Albertson's, Inc.                                                                                         1,640,000        39,163
Unilever NV (New York registered)                                                                           500,000        33,355
H.J. Heinz Co.                                                                                              560,000        21,834
Kimberly-Clark Corp.                                                                                        280,000        18,427
                                                                                                                        1,190,794

MATERIALS -- 3.43%
International Paper Co.                                                                                   2,350,000        98,700
Air Products and Chemicals, Inc.                                                                          1,310,000        75,941
Rio Tinto PLC                                                                                             2,470,000        72,561
Dow Chemical Co.                                                                                          1,293,000        64,016
Phelps Dodge Corp.                                                                                          450,000        44,514
Bowater Inc.                                                                                                945,000        41,552
Rohm and Haas Co.                                                                                           900,000        39,807
Weyerhaeuser Co.                                                                                            525,000        35,291
Lyondell Chemical Co. (1)                                                                                 1,140,000        32,969
Sonoco Products Co.                                                                                       1,100,000        32,615
Crown Holdings, Inc. (1)                                                                                  1,300,000        17,862
Packaging Corp. of America                                                                                  750,000        17,663
Georgia-Pacific Corp., Georgia-Pacific Group                                                                439,660        16,478
Temple-Inland Inc.                                                                                          200,000        13,680
MeadWestvaco Corp.                                                                                          258,200         8,750
                                                                                                                          612,399


                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

TELECOMMUNICATION SERVICES -- 2.31%
BellSouth Corp.                                                                                           5,162,700 $     143,471
AT&T Corp.                                                                                                4,019,000        76,602
Sprint Corp. -- FON Group                                                                                  3,000,000        74,550
Verizon Communications Inc.                                                                               1,500,000        60,765
Telephone and Data Systems, Inc.                                                                            500,000        38,475
SBC Communications Inc.                                                                                     740,000        19,070
                                                                                                                          412,933

UTILITIES -- 1.29%
Duke Energy Corp.                                                                                         2,815,000        71,304
Exelon Corp.                                                                                              1,185,000        52,223
Dominion Resources, Inc.                                                                                    700,000        47,418
FirstEnergy Corp.                                                                                           650,000        25,682
FPL Group, Inc.                                                                                             300,000        22,425
American Electric Power Co., Inc.                                                                           345,900        11,878
                                                                                                                          230,930

MISCELLANEOUS -- 4.62%
Other common stocks in initial period of acquisition                                                                      824,510


Total common stocks (cost: $12,170,882,000)                                                                            15,056,404



Rights & warrants -- 0.00%

INFORMATION TECHNOLOGY -- 0.00%
Lucent Technologies Inc., warrants, expire 2007 (1)                                                         101,432           160


Total rights & warrants (cost: $149,000)                                                                                      160



Convertible securities -- 0.94%                                                                     Principal amount

INFORMATION TECHNOLOGY -- 0.56%
Lucent Technologies Inc. 8.00% convertible subordinated notes 2031                                    $  90,123,000       100,712


MATERIALS -- 0.28%
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred (2)                                          50,000        48,938


FINANCIALS -- 0.10%
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005, units                         780,000,000        18,050


Total convertible securities (cost: $152,976,000)                                                                         167,700



                                                                                                  Principal amount   Market value
Short-term securities -- 15.04%                                                                                (000)         (000)

Clipper Receivables Co., LLC 2.25%-2.33% due 1/31-2/10/2005 (2)                                            $179,800    $  179,386
Federal Home Loan Bank 2.07%-2.355% due 1/12-3/4/2005                                                       159,350       158,935
Bank of America Corp. 2.00%-2.37% due 1/18-2/25/2005                                                        120,000       119,673
Ranger Funding Co. LLC 2.22% due 1/13/2005 (2)                                                               31,300        31,275
Pfizer Inc 2.01%-2.31% due 1/4-2/8/2005 (2)                                                                 134,730       134,505
Gannett Co. 2.06%-2.25% due 1/13-1/24/2005 (2)                                                              127,700       127,553
Variable Funding Capital Corp. 2.08%-2.33 due 1/10-2/3/2005 (2)                                             120,000       119,813
Procter & Gamble Co. 2.00%-2.27% due 1/18-2/16/2005 (2)                                                     118,140       117,923
U.S. Treasury Bills 2.03%-2.04% due 1/6-2/3/2005                                                            115,600       115,461
Freddie Mac 1.99%-2.27% due 1/10-2/2/2005                                                                   112,200       112,060
Triple-A One Funding Corp. 2.08%-2.33% due 1/6-2/3/2005 (2)                                                 102,090       101,981
Eli Lilly and Co. 2.01%-2.27% due 1/13-2/1/2005 (2)                                                         100,000        99,851
FCAR Owner Trust I 2.19%-2.30% due 1/21-2/11/2005                                                            95,000        94,794
Ciesco LLC 2.17% due 1/14/2005 (2)                                                                           50,000        49,958
CAFCO, LLC 2.25%-2.36% due 1/4-2/22/2005 (2)                                                                 44,000        43,887
Private Export Funding Corp. 2.07%-2.26% due 1/18-2/14/2005 (2)                                              93,900        93,679
SBC Communications Inc. 2.15%-2.35% due 1/6-3/7/2005 (2)                                                     82,800        82,680
BellSouth Corp. 2.20%-2.28% due 1/14-1/31/2005 (2)                                                           79,100        78,972
Wells Fargo & Co. 2.03%-2.27% due 1/12-1/27/2005                                                             78,000        77,998
Coca-Cola Co. 2.20%-2.28 due 2/7-2/18/2005                                                                   77,100        76,880
J.P. Morgan Chase & Co. 2.33% due 2/15/2005                                                                  50,000        49,851
Park Avenue Receivables Co., LLC 2.23% due 1/5/2005 (2)                                                      25,589        25,581
Caterpillar Financial Services Corp. 2.05%-2.33% due 1/4-2/14/2005                                           75,000        74,913
Anheuser-Busch Cos. Inc. 2.00%-2.36% due 1/19-3/8/2005 (2)                                                   71,840        71,591
IBM Capital Inc. 1.96%-2.30% due 1/7-1/27/2005 (2)                                                           56,297        56,224
IBM Corp. 2.20% due 2/2/2005                                                                                 11,400        11,377
Three Pillars Funding, LLC 2.02%-2.24%due 1/3-1/20/2005 (2)                                                  65,000        64,956
Household Finance Corp. 2.18%-2.25% due 1/20-2/1/2005                                                        65,000        64,897
PepsiCo Inc. 2.20%-2.24% due 1/26-1/31/2005 (2)                                                              45,100        45,021
New Center Asset Trust Plus 2.10%-2.27% due 1/7-2/1/2005                                                     45,000        44,941
Edison Asset Securitization, LLC 2.33% due 2/10/2005 (2)                                                     37,086        36,988
United Parcel Service Inc. 2.27% due 2/3-2/8/2005                                                            35,000        34,918
Harley-Davidson Funding Corp. 2.30% due 2/9-2/17/2005 (2)                                                    26,100        26,027
Exxon Asset Management Co. 2.28% due 1/27/2005 (2)                                                           25,000        24,957
Netjets Inc. 2.27% due 2/16/2005 (2)                                                                         20,000        19,939
Colgate-Palmolive Co. 2.24% due 1/19/2005 (2)                                                                10,000         9,988
International Bank for Reconstruction and Development 2.26% due 3/1/2005                                      6,600         6,576

Total short-term securities (cost: $2,686,042,000)                                                                      2,686,009


Total investment securities (cost: $15,010,049,000)                                                                    17,910,273
Other assets less liabilities                                                                                             (54,865)

Net assets                                                                                                            $17,855,408




"Miscellaneous"   securities   include  holdings  in  their  initial  period  of
acquisition that have not previously been publicly disclosed.


(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $1,691,673,000, which represented 9.47% of the net assets of the fund.


ADR = American Depositary Receipts





ASSET ALLOCATION FUND

Investment portfolio
December 31, 2004

                                                                                                                        Market value
Common stocks -- 68.15%                                                                                       Shares         (000)

FINANCIALS -- 12.58%
J.P. Morgan Chase & Co.                                                                                   2,424,000     $  94,560
Bank of America Corp.                                                                                     1,906,360        89,580
Fannie Mae                                                                                                1,100,000        78,331
Citigroup Inc.                                                                                            1,550,000        74,679
Freddie Mac                                                                                                 800,000        58,960
Societe Generale                                                                                            465,000        46,888
American International Group, Inc.                                                                          675,000        44,327
Genworth Financial, Inc., Class A                                                                         1,200,000        32,400
Allstate Corp.                                                                                              540,000        27,929
AFLAC Inc.                                                                                                  700,000        27,888
HSBC Holdings PLC (ADR)                                                                                     300,000        25,542
                                                                                                                          601,084

ENERGY -- 8.42%
ChevronTexaco Corp.                                                                                       1,750,000        91,892
Schlumberger Ltd.                                                                                         1,100,000        73,645
Royal Dutch Petroleum Co. (New York registered)                                                           1,200,000        68,856
Suncor Energy Inc.                                                                                        1,750,000        61,833
Petro-Canada                                                                                              1,100,000        56,073
Marathon Oil Corp.                                                                                        1,325,000        49,833
                                                                                                                          402,132

CONSUMER DISCRETIONARY -- 8.41%
Carnival Corp., units                                                                                     1,760,000       101,429
Lowe's Companies, Inc.                                                                                    1,000,000        57,590
Time Warner Inc. (1)                                                                                      2,800,000        54,432
Target Corp.                                                                                                750,000        38,948
Genuine Parts Co.                                                                                           795,000        35,028
Kohl's Corp. (1)                                                                                            700,000        34,419
Jones Apparel Group, Inc.                                                                                   750,000        27,427
Toyota Motor Corp.                                                                                          600,000        24,353
Magna International Inc., Class A                                                                           220,000        18,161
Limited Brands, Inc.                                                                                        423,127         9,740
                                                                                                                          401,527

CONSUMER STAPLES -- 6.86%
Walgreen Co.                                                                                              2,150,000        82,495
Altria Group, Inc.                                                                                        1,300,000        79,430
Unilever NV (New York registered)                                                                           950,000        63,374


                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

CONSUMER STAPLES (continued)
PepsiCo, Inc.                                                                                               600,000     $  31,320
General Mills, Inc.                                                                                         600,000        29,826
Anheuser-Busch Companies, Inc.                                                                              550,000        27,902
Sara Lee Corp.                                                                                              550,000        13,277
                                                                                                                          327,624

INFORMATION TECHNOLOGY -- 6.73%
Microsoft Corp.                                                                                           3,000,000        80,130
Hewlett-Packard Co.                                                                                       1,800,000        37,746
Automatic Data Processing, Inc.                                                                             850,000        37,698
International Business Machines Corp.                                                                       300,000        29,574
Avnet, Inc. (1)                                                                                           1,400,000        25,536
Xilinx, Inc.                                                                                                800,000        23,720
Advanced Micro Devices, Inc. (1)                                                                          1,000,000        22,020
Cisco Systems, Inc. (1)                                                                                   1,000,000        19,300
Texas Instruments Inc.                                                                                      773,700        19,048
Micron Technology, Inc. (1)                                                                               1,500,000        18,525
Ceridian Corp. (1)                                                                                          457,000         8,354
                                                                                                                          321,651

INDUSTRIALS -- 6.56%
General Electric Co.                                                                                      2,300,000        83,950
Pitney Bowes Inc.                                                                                           900,000        41,652
Boeing Co.                                                                                                  800,000        41,416
Raytheon Co.                                                                                              1,040,000        40,383
Lockheed Martin Corp.                                                                                       700,000        38,885
Deere & Co.                                                                                                 500,000        37,200
United Technologies Corp.                                                                                   275,000        28,421
DigitalGlobe, Inc. (1),(2),(3)                                                                            1,225,858         1,226
Delta Air Lines, Inc. (1),(2),(3)                                                                            48,101           306
                                                                                                                          313,439

HEALTH CARE -- 6.44%
Bristol-Myers Squibb Co.                                                                                  2,600,000        66,612
Medtronic, Inc.                                                                                           1,282,700        63,712
Eli Lilly and Co.                                                                                           975,000        55,331
Cardinal Health, Inc.                                                                                       600,000        34,890
AstraZeneca PLC (ADR)                                                                                       700,000        25,473
AstraZeneca PLC (Sweden)                                                                                    106,000         3,846
Sanofi-Aventis                                                                                              360,000        28,670
Schering-Plough Corp.                                                                                       800,000        16,704
CIGNA Corp.                                                                                                 150,000        12,236
                                                                                                                          307,474

TELECOMMUNICATION SERVICES -- 5.92%
Verizon Communications Inc.                                                                               1,200,000        48,612
France Telecom, SA                                                                                        1,300,000        42,891
CenturyTel, Inc.                                                                                          1,200,000        42,564
Sprint Corp. -- FON Group                                                                                 1,500,000        37,275
BellSouth Corp.                                                                                           1,290,000        35,849
Telephone and Data Systems, Inc.                                                                            325,000        25,009
AT&T Corp.                                                                                                1,290,000        24,587
ALLTEL Corp.                                                                                                375,000        22,035
NTELOS Inc. (1),(2),(3)                                                                                     107,737         3,938
COLT Telecom Group PLC (ADR) (1)                                                                             38,400           141
                                                                                                                          282,901


                                                                                                                     Market value
Common stocks                                                                                                Shares         (000)

MATERIALS -- 3.83%
Alcan Inc.                                                                                                  875,000  $     42,910
Dow Chemical Co.                                                                                            825,000        40,846
Alcoa Inc.                                                                                                1,100,000        34,562
Rio Tinto PLC                                                                                             1,100,000        32,314
Weyerhaeuser Co.                                                                                            480,000        32,266
                                                                                                                          182,898

UTILITIES -- 0.42%
Duke Energy Corp.                                                                                           500,000        12,665
American Electric Power Co., Inc.                                                                           220,000         7,555
                                                                                                                           20,220

MISCELLANEOUS -- 1.98%
Other common stocks in initial period of acquisition                                                                       94,346


Total common stocks (cost: $2,727,583,000)                                                                              3,255,296


Preferred stocks -- 0.19%

FINANCIALS -- 0.19%
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred (undated) (2),(4)                  2,250,000         2,550
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (undated) (2)                              250,000           293
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred (undated) (2),(4)                2,000,000         2,339
Fannie Mae, Series O, 7.00% preferred 2007 (1),(2)                                                           40,000         2,240
NB Capital Corp., Series A, 8.35% exchangeable preferred depositary shares                                   60,000         1,668
                                                                                                                            9,090

TELECOMMUNICATION SERVICES -- 0.00%
Dobson Communications Corp. 13.00% senior exchangeable preferred 2009 (3)                                       516           232


Total preferred stocks (cost: $8,728,000)                                                                                   9,322


Rights & warrants -- 0.00%

TELECOMMUNICATION SERVICES -- 0.00%
American Tower Corp., warrants, expire 2008 (1),(2)                                                             500           115
GT Group Telecom Inc., warrants, expire 2010 (1),(2),(3)                                                      2,250            --

Total rights & warrants (cost: $117,000)                                                                                      115


Convertible securities -- 0.02%

CONSUMER DISCRETIONARY -- 0.02%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032                            14,100           744


Total convertible securities (cost: $705,000)                                                                                 744


                                                                                                   Principal amount     Market value
Bonds & notes -- 20.96%                                                                                        (000)         (000)

CONSUMER DISCRETIONARY -- 3.70%
Ford Motor Credit Co. 7.375% 2009                                                                            $2,000        $2,160
Ford Motor Credit Co. 7.875% 2010                                                                             6,325         6,976
Ford Motor Credit Co. 7.375% 2011                                                                             4,000         4,316
General Motors Acceptance Corp. 6.875% 2011                                                                   5,000         5,131
General Motors Acceptance Corp. 7.25% 2011                                                                    5,000         5,241
Cox Communications, Inc. 7.875% 2009                                                                          4,000         4,544
Cox Communications, Inc. 5.45% 2014 (2)                                                                       2,000         2,004
Viacom Inc. 7.70% 2010                                                                                        2,000         2,343
Viacom Inc. 6.625% 2011                                                                                       3,000         3,373
DaimlerChrysler North America Holding Corp. 6.40% 2006                                                        2,000         2,081
DaimlerChrysler North America Holding Corp. 7.20% 2009                                                        2,000         2,228
DaimlerChrysler North America Holding Corp. 7.75% 2011                                                        1,000         1,155
Six Flags, Inc. 9.50% 2009                                                                                    1,000         1,045
Six Flags, Inc. 8.875% 2010                                                                                   1,450         1,475
Six Flags, Inc. 9.75% 2013                                                                                    1,375         1,402
Six Flags, Inc. 9.625% 2014                                                                                   1,000         1,010
Toll Brothers, Inc. 4.95% 2014                                                                                5,000         4,904
AOL Time Warner Inc. 6.875% 2012                                                                              4,000         4,562
Comcast Cable Communications, Inc. 6.875% 2009                                                                4,000         4,448
Young Broadcasting Inc. 8.50% 2008                                                                            1,250         1,344
Young Broadcasting Inc. 10.00% 2011                                                                           2,867         3,075
LBI Media, Inc. 10.125% 2012                                                                                  3,900         4,373
Clear Channel Communications, Inc. 6.625% 2008                                                                3,000         3,209
Clear Channel Communications, Inc. 5.75% 2013                                                                 1,000         1,035
Quebecor Media Inc. 11.125% 2011                                                                              1,575         1,807
Sun Media Corp. 7.625% 2013                                                                                   2,000         2,192
Cinemark USA, Inc. 9.00% 2013                                                                                 2,750         3,152
Cinemark, Inc. 0%/9.75% 2014 (5)                                                                              1,000           760
Telenet Communications NV 9.00% 2013                                                                    (euro)1,900         2,882
Telenet Group Holding NV 0%/11.50% 2014 (2),(5)                                                              $1,290           987
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 10.75% 2009            1,600         1,464
CCH II, LLC and CCH II Capital Corp. 10.25% 2010                                                              2,025         2,157
Antenna TV SA 9.75% 2008                                                                                (euro)2,500         3,538
Liberty Media Corp. 7.875% 2009                                                                              $3,000         3,347
Stoneridge, Inc. 11.50% 2012                                                                                  2,850         3,327
Carnival Corp. 6.15% 2008                                                                                     3,000         3,216
Carmike Cinemas, Inc. 7.50% 2014                                                                              3,000         3,086
Pulte Homes, Inc. 4.875% 2009                                                                                 3,000         3,043
CanWest Media Inc. 8.00% 2012 (2)                                                                             2,687         2,895
Kabel Deutschland GmbH 10.625% 2014 (2)                                                                       2,475         2,859
William Lyon Homes, Inc. 10.75% 2013                                                                          2,500         2,822
Technical Olympic USA, Inc. 10.375% 2012                                                                      2,500         2,812
May Department Stores Co. 4.80% 2009                                                                          2,500         2,545
Payless ShoeSource, Inc. 8.25% 2013                                                                           2,225         2,283
Mediacom LLC and Mediacom Capital Corp. 9.50% 2013                                                            2,250         2,270
Gray Communications Systems, Inc. 9.25% 2011                                                                  2,000         2,250
Dillard's, Inc. 6.69% 2007                                                                                    1,090         1,147
Dillard's, Inc. 6.30% 2008                                                                                    1,049         1,086
K. Hovnanian Enterprises, Inc. 8.875% 2012                                                                      780           866
K. Hovnanian Enterprises, Inc. 7.75% 2013                                                                     1,250         1,356
Fisher Communications, Inc. 8.625% 2014 (2)                                                                   2,000         2,170
AMC Entertainment Inc. 9.50% 2011                                                                             1,080         1,122
AMC Entertainment Inc. 9.875% 2012                                                                              500           548
AMC Entertainment Inc. 8.00% 2014                                                                               500           500
Buffets, Inc. 11.25% 2010                                                                                     2,000         2,150
Radio One, Inc., Series B, 8.875% 2011                                                                        1,935         2,116

                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

CONSUMER DISCRETIONARY (continued)
Hyatt Equities, LLC 6.875% 2007 (2)                                                                          $2,000    $    2,105
NTL Cable PLC 8.75% 2014 (2)                                                                                  1,750         1,982
Univision Communications Inc. 2.875% 2006                                                                     2,000         1,974
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012                                1,750         1,912
Dex Media, Inc., Series B, 8.00% 2013                                                                         1,750         1,903
Blockbuster Inc. 9.00% 2012 (2)                                                                               1,825         1,811
NextMedia Operating, Inc. 10.75% 2011                                                                         1,600         1,800
Sealy Mattress Co. 8.25% 2014                                                                                 1,650         1,757
Riddell Bell Holdings, Inc. 8.375% 2012 (2)                                                                   1,675         1,742
Beazer Homes USA, Inc. 8.375% 2012                                                                            1,500         1,658
Bombardier Recreational Products Inc. 8.375% 2013                                                             1,450         1,555
Perkins Family Restaurants, LP, Perkins Finance Corp., Series B, 10.125% 2007                                 1,500         1,541
Saks Inc. 7.50% 2010                                                                                            825           883
Saks Inc. 9.875% 2011                                                                                           550           655
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014 (2)                          1,575         1,532
WCI Communities, Inc. 10.625% 2011                                                                              775           864
WCI Communities, Inc. 9.125% 2012                                                                               500           558
Toys "R" Us, Inc. 7.875% 2013                                                                                 1,380         1,377
Lighthouse International Co. SA 8.00% 2014                                                               (euro) 975         1,367
Warner Music Group 7.375% 2014 (2)                                                                           $1,250         1,288
Gaylord Entertainment Co. 8.00% 2013                                                                          1,185         1,286
Boyd Gaming Corp. 7.75% 2012                                                                                  1,000         1,096
Jostens IH Corp. 7.625% 2012 (2)                                                                              1,000         1,045
Argosy Gaming Co. 7.00% 2014                                                                                    380           422
Visteon Corp. 7.00% 2014                                                                                        330           317
PETCO Animal Supplies, Inc. 10.75% 2011                                                                         250           294
                                                                                                                          176,913

MORTGAGE-BACKED OBLIGATIONS6-- 3.45%
Fannie Mae 7.00% 2009                                                                                           112           119
Fannie Mae 6.00% 2013                                                                                         1,165         1,224
Fannie Mae 6.00% 2016                                                                                           683           716
Fannie Mae 5.50% 2017                                                                                         4,704         4,873
Fannie Mae 6.50% 2032                                                                                           560           588
Fannie Mae 7.00% 2032                                                                                           983         1,043
Fannie Mae 5.50% 2033                                                                                         9,560         9,716
Fannie Mae 6.50% 2033                                                                                         6,552         6,877
Fannie Mae 6.00% 2035                                                                                         5,000         5,168
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041                                                            1,823         1,923
Freddie Mac 6.50% 2016                                                                                        2,112         2,238
Freddie Mac 5.00% 2018                                                                                        4,013         4,087
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032                                                              2,064         2,202
Freddie Mac 5.00% 2033                                                                                        4,328         4,310
Freddie Mac 6.00% 2033                                                                                        5,491         5,676
Freddie Mac 6.00% 2033                                                                                        5,000         5,168
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.791% 2034 (4)                     3,265         3,284
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034                            4,480         4,597
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034                            2,165         2,303
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035                             8,000         8,798
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.784% 2033 (4)                                   1,498         1,492
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 5.26% 2034 (4)                                  9,535         9,649
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033 (4)                    1,555         1,530
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033 (4)                       3,058         3,028
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 4.669% 2034 (4)                     5,663         5,648
Bear Stearns ARM Trust, Series 2003-3, Class II-A-2, 4.139% 2033 (4)                                            910           904
Bear Stearns ARM Trust, Series 2004-3, Class II-A, 4.334% 2034 (4)                                            4,645         4,628


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

MORTGAGE-BACKED OBLIGATIONS6 (continued)
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 5.052% 2034 (4)                                      $  3,650    $    3,656
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class B, 6.758% 2033                              1,000         1,115
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035                            5,000         5,510
Morgan Stanley Capital I, Inc., Series 2003-KIDS, Class A, 3.078% 2016 (2),(4)                                2,904         2,919
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030                                        3,000         3,231
Bear Stearns Asset Backed Securities I Trust, Series 2004-AC2, Class II-A, 5.00% 2034                         6,183         6,145
Government National Mortgage Assn. 8.00% 2020                                                                    76            82
Government National Mortgage Assn. 8.50% 2021                                                                   143           157
Government National Mortgage Assn. 7.00% 2022                                                                   217           232
Government National Mortgage Assn. 7.00% 2022                                                                   159           170
Government National Mortgage Assn. 8.00% 2022                                                                   163           178
Government National Mortgage Assn. 8.50% 2023                                                                   126           138
Government National Mortgage Assn. 7.00% 2024                                                                   795           851
Government National Mortgage Assn. 7.50% 2029                                                                   547           591
Government National Mortgage Assn. 7.50% 2029                                                                   242           261
Government National Mortgage Assn. 8.00% 2030                                                                   281           307
Government National Mortgage Assn. 8.00% 2030                                                                   134           146
Government National Mortgage Assn. 6.50% 2031                                                                   356           377
Government National Mortgage Assn. 6.50% 2032                                                                   514           544
Government National Mortgage Assn. 6.50% 2032                                                                   350           370
Government National Mortgage Assn. 6.00% 2033                                                                 1,360         1,408
Greenwich Capital Commercial Funding Corp., Commercial Mortgage Trust, Series 2002-C1, Class A-2, 4.112% 2017 5,777         5,798
DLJ Mortgage Acceptance Corp., Series 1998-CF1, Class A-1B, 6.41% 2031                                        5,000         5,343
Merrill Lynch Mortgage Investors, Inc., Series 2002-MW1, Class A-3, 5.403% 2034                               4,000         4,217
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088% 2033 (4)                        2,608         2,610
Banc of America Mortgage Securities Trust, Series 2003-D, Class 2-A-1, 4.183% 2033 (4)                        1,236         1,230
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A-3, 6.269% 2035                                  3,338         3,682
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A-1, 3.787% 2041                                   2,500         2,501
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026 (2)                                                   1,838         1,995
Tower Ventures, LLC, Series 2004-1, Class A, 3.711% 2034 (2)                                                  1,945         1,937
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-HS2, Class H, 3.948% 2016 (2),(4)               1,500         1,508
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032                             1,300         1,494
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class C, 7.786% 2036                               1,000         1,141
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.551% 2027 (2),(4)                                995         1,060
                                                                                                                          164,693

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS -- 2.31%
U.S. Treasury Obligations 6.50% 2005                                                                         20,000        20,292
U.S. Treasury Obligations 7.00% 2006                                                                         25,000        26,508
U.S. Treasury Obligations 3.375% 2007 (7)                                                                    18,071        19,142
U.S. Treasury Obligations 2.625% 2008                                                                         5,000         4,888
U.S. Treasury Obligations 3.375% 2008                                                                         6,500         6,483
U.S. Treasury Obligations 3.625% 2008 (7)                                                                     5,907         6,438
U.S. Treasury Obligations 5.75% 2010                                                                          5,000         5,505
U.S. Treasury Obligations 11.75% 2010                                                                           500           506
U.S. Treasury Obligations 7.25% 2016                                                                          2,000         2,502
U.S. Treasury Obligations 9.250% 2016                                                                        12,500        17,842
                                                                                                                          110,106

FINANCIALS -- 2.03%
Prudential Financial, Inc. 4.104% 2006                                                                        2,000         2,023
PRICOA Global Funding I, Series 2004-4, 4.35% 2008 (2)                                                        3,000         3,047
Prudential Holdings, LLC, Series C, 8.695% 2023 (2),(6)                                                       3,000         3,819
CIT Group Inc. 6.875% 2009                                                                                    5,000         5,561
Household Finance Corp. 7.875% 2007                                                                           4,500         4,899
ACE INA Holdings Inc. 5.875% 2014                                                                             2,000         2,053


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

FINANCIALS (continued)
ACE Capital Trust II 9.70% 2030                                                                              $2,000      $  2,665
Allstate Financial Global Funding LLC 4.25% 2008 (2)                                                          2,000         2,025
Allstate Life Global Funding Trust, Series 2004-1, 4.50% 2009                                                 2,000         2,039
Monumental Global Funding Trust II, Series 2001-B, 6.05% 2006 (2)                                             2,000         2,057
Transamerica Corp. 9.375% 2008                                                                                1,600         1,853
International Lease Finance Corp. 4.35% 2008                                                                  1,500         1,517
International Lease Finance Corp. 4.50% 2008                                                                  2,000         2,027
SLM Corp., Series A, 3.625% 2008                                                                              2,500         2,490
SLM Corp., Series A, 3.95% 2008                                                                               1,000         1,002
Westfield Capital Corp. Ltd. and WT Finance (Aust) Pty Ltd. and WEA Finance LLC 4.375% 2010 (2)               3,500         3,466
United Dominion Realty Trust, Inc. 6.50% 2009                                                                 3,000         3,242
Colonial Realty LP 6.25% 2014                                                                                 3,000         3,159
Washington Mutual, Inc. 7.50% 2006                                                                            1,500         1,594
Washington Mutual, Inc. 4.20% 2010                                                                            1,500         1,496
Mangrove Bay Pass Through Trust 6.102% 2033 (2),(4),(6)                                                       3,100         3,086
Developers Diversified Realty Corp. 3.875% 2009                                                               3,000         2,947
FelCor Lodging LP 9.00% 2011 (4)                                                                              2,072         2,357
EOP Operating LP 7.75% 2007                                                                                   1,000         1,104
EOP Operating LP 7.25% 2018                                                                                   1,000         1,157
CNA Financial Corp. 7.25% 2023                                                                                2,050         2,220
Host Marriott, LP, Series E, 8.375% 2006                                                                        400           420
Host Marriott, LP, Series G, 9.25% 2007                                                                       1,250         1,400
Host Marriott, LP, Series I, 9.50% 2007                                                                         350           385
Capital One Financial Corp. 7.125% 2008                                                                       2,000         2,192
National Westminster Bank PLC 7.75% (undated) (4)                                                             2,000         2,190
LaBranche & Co Inc. 11.00% 2012                                                                               2,000         2,160
Genworth Financial, Inc. 4.75% 2009                                                                           2,065         2,116
HBOS PLC 5.375% (undated) (2)                                                                                 2,000         2,054
Principal Life Global Funding I 4.40% 2010 (2)                                                                2,000         1,998
Travelers Property Casualty Corp. 3.75% 2008                                                                  2,000         1,982
ING Security Life Institutional Funding 2.70% 2007 (2)                                                        2,000         1,963
Hartford Financial Services Group, Inc. 4.75% 2014                                                            2,000         1,952
Fairfax Financial Holdings Ltd. 7.75% 2012                                                                    1,800         1,845
Rouse Co. 7.20% 2012                                                                                          1,500         1,624
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007 (2)                                           1,500         1,560
Assurant, Inc. 5.625% 2014                                                                                    1,500         1,552
MetLife, Inc. 3.911% 2005                                                                                     1,505         1,512
Hospitality Properties Trust 6.75% 2013                                                                       1,000         1,106
Federal Realty Investment Trust 6.125% 2007                                                                   1,000         1,055
ERP Operating LP 4.75% 2009                                                                                   1,000         1,022
Abbey National PLC 6.70% (undated) (4)                                                                           15            16
                                                                                                                           97,009

ASSET-BACKED OBLIGATIONS6 -- 1.75%
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-I-2, 2.64% 2035 (4)                       8,390         8,384
Origen Manufactured Housing Contract Trust, Series 2001-A, Class A-5, 7.08% 2032                              5,000         5,293
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-4, 5.46% 2035                              1,800         1,762
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89% 2009 (2)                            1,544         1,527
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011 (2)                            4,000         3,992
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 3.168% 2033 (4)                               5,000         5,027
Home Equity Asset Trust, Series 2004-7, Class M-1, 3.038% 2035 (4)                                            5,000         5,026
Structured Asset Securities Corp., Series 2004-S2, Class A-3, 2.888% 2034 (4)                                 5,000         5,003
Metris Master Trust, Series 2001-2, Class A, 2.73% 2009 (4)                                                   5,000         4,991
Residential Asset Mortgage Products Trust, Series 2004-RS3, Class A-I-2, 3.052% 2029                          3,000         2,963
Residential Asset Mortgage Products Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033                         2,000         2,006
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 2.71% 2019 (2),(4)                               4,667         4,667

                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

ASSET-BACKED OBLIGATIONS6 (continued)
Drivetime Auto Owner Trust, Series 2004-A, Class A-3, XLCA insured, 2.419% 2008 (2)                          $2,250      $  2,219
Drivetime Auto Owner Trust, Series 2003-A, Class A-3, XLCA insured, 2.524% 2008 (2)                           1,910         1,907
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-B-1, 8.395% 2016                                3,634         3,761
MBNA Credit Card Master Note Trust, Series 2002-1, Class B, 5.15% 2009                                        3,000         3,090
Hyundai Auto Receivables Trust, Series 2001-A, Class C, 5.57% 2006 (2)                                        3,000         3,012
Long Beach Mortgage Loan Trust, Series 2004-A, Class M-2, 3.018% 2024 (4)                                     2,500         2,504
AmeriCredit Automobile Receivables Trust, Series 2003-C-F, Class A-4, FSA insured, 3.48% 2010                 2,500         2,504
Impac CMB Trust, Series 2004-6, Class 1-A-1, 2.818% 2034 (4)                                                  2,357         2,357
First Investors Auto Owners Trust, Series 2002-A, Class A, MBIA insured, 3.46% 2008 (2)                         479           479
First Investors Auto Owners Trust, Series 2003-A, Class A, MBIA insured, 2.58% 2011 (2)                       1,813         1,798
Triad Automobile Receivables Trust, Series 2002-1, Class A-3, AMBAC insured, 3.00% 2009 (2)                   2,259         2,259
MMCA Auto Owner Trust, Series 2002-2, Class A-4, 4.30% 2010                                                   1,969         1,977
Providian Master Trust, Series 2000-1, Class C, 3.568% 2009 (2),(4)                                           1,500         1,497
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A, Class FX, 10.421% 2007 (2)          1,000         1,045
California Infrastructure and Economic Development Bank, Special Purpose Trust, SCE-1,
     Series 1997-1, Class A-6, 6.38% 2008                                                                       831           857
NextCard Credit Card Master Note Trust, Series 2000-1, Class B, 3.203% 2006 (2),(4)                             661           663
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007 (2),(3),(8)                                                 5,000           469
Pass-through Amortizing Credit Card Trusts, Series 2002-1A, Class A-3FX, 6.298% 2012 (2)                        376           377
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured, 2.985% 2007 (2)                                    259           259
                                                                                                                           83,675

TELECOMMUNICATION SERVICES -- 1.68%
Sprint Capital Corp. 7.625% 2011                                                                              3,750         4,359
Sprint Capital Corp. 6.90% 2019                                                                               3,000         3,364
Qwest Capital Funding, Inc. 7.75% 2006                                                                        1,000         1,058
Qwest Services Corp. 13.50% 2010 (2)                                                                          3,925         4,739
Qwest Capital Funding, Inc. 7.25% 2011                                                                          725           714
Deutsche Telekom International Finance BV 8.50% 2010 (4)                                                      5,000         5,964
Crown Castle International Corp. 9.375% 2011                                                                    250           281
Crown Castle International Corp. 7.50% 2013                                                                   3,000         3,240
Crown Castle International Corp., Series B, 7.50% 2013                                                        2,200         2,376
American Tower Corp. 7.125% 2012 (2)                                                                          5,020         5,158
American Tower Corp. 7.50% 2012                                                                                 250           264
Koninklijke KPN NV 8.00% 2010                                                                                 4,000         4,727
SBC Communications Inc. 4.125% 2009                                                                           2,250         2,248
SBC Communications Inc. 5.10% 2014                                                                            2,250         2,275
British Telecommunications PLC 8.375% 2010 (4)                                                                3,500         4,208
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                               4,000         4,145
France Telecom 8.50% 2011 (4)                                                                                 3,000         3,583
Vodafone Group PLC 7.75% 2010                                                                                 3,000         3,485
American Cellular Corp., Series B, 10.00% 2011                                                                2,250         1,941
Dobson Cellular Systems, Inc. 9.875% 2012 (2)                                                                 1,250         1,237
BellSouth Corp. 4.20% 2009                                                                                    3,000         3,011
PCCW-HKT Capital Ltd. 8.00% 2011 (2),(4)                                                                      2,550         2,988
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013                        1,475         1,663
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC and
     Centennial Puerto Rico Operations Corp. 8.625% 2014 (4)                                                  1,225         1,265
Western Wireless Corp. 9.25% 2013                                                                             2,450         2,677
AT&T Corp. 9.05% 2011 (4)                                                                                     1,450         1,677
Triton PCS, Inc. 8.75% 2011                                                                                     825           656
Triton PCS, Inc. 9.375% 2011                                                                                  1,250         1,006
Nextel Partners, Inc. 8.125% 2011                                                                             1,155         1,288
SBA Communications Corp. 8.50% 2012 (2)                                                                       1,225         1,256
SpectraSite, Inc. 8.25% 2010                                                                                  1,075         1,153
Nextel Communications, Inc. 6.875% 2013                                                                       1,000         1,090
FairPoint Communications, Inc. 11.875% 2010                                                                     750           881
Cincinnati Bell Inc. 7.25% 2013                                                                                 250           258
                                                                                                                           80,235

                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

INDUSTRIALS -- 1.49%
Northwest Airlines, Inc. 8.875% 2006                                                                         $1,000     $     965
Northwest Airlines, Inc. 9.875% 2007                                                                          1,675         1,520
Northwest Airlines, Inc. 10.00% 2009                                                                          1,075           911
Northwest Airlines, Inc., Series 1999-2, Class A, 7.575% 2020 (6)                                             1,870         1,933
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011 (2),(6)                                       3,979         4,322
Terex Corp., Class B, 10.375% 2011                                                                            2,350         2,644
Terex Corp. 7.375% 2014                                                                                       1,500         1,616
Continental Airlines, Inc., Series 1998-3, Class C-2, 7.25% 2005                                              1,500         1,413
Continental Airlines, Inc., Series 1996-2, Class C, 10.22% 2016 (6)                                           1,530         1,151
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017 (6)                                           1,949         1,647
Jacuzzi Brands, Inc. 9.625% 2010                                                                              3,750         4,181
Tyco International Group SA 6.125% 2008                                                                       2,000         2,157
Tyco International Group SA 6.375% 2011                                                                       1,500         1,658
Cendant Corp. 6.875% 2006                                                                                     1,000         1,052
Cendant Corp. 6.25% 2008                                                                                      2,000         2,136
Allied Waste North America, Inc. 8.50% 2008                                                                     875           932
Allied Waste North America, Inc., Series B, 8.875% 2008                                                         750           806
Allied Waste North America, Inc., Series B, 5.75% 2011                                                          750           709
Allied Waste North America, Inc., Series B, 6.125% 2014                                                         750           709
KinderCare Learning Centers, Inc., Series B, 9.50% 2009                                                       3,071         3,098
Raytheon Co. 4.85% 2011                                                                                       3,000         3,078
Bombardier Inc. 6.30% 2014 (2)                                                                                3,500         3,054
Delta Air Lines, Inc. 8.00% 2007 (2)                                                                          1,185           880
Delta Air Lines, Inc., Series 1992-A2, 9.20% 2014 (6)                                                         1,000           550
Delta Air Lines, Inc., Series 1993-A2, 10.50% 2016 (6)                                                        2,000         1,280
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012 (2)                                             2,500         2,700
United Rentals (North America), Inc., Series B, 6.50% 2012                                                    1,750         1,715
United Rentals (North America), Inc., Series B, 7.00% 2014                                                      750           705
Hutchison Whampoa International Ltd. 7.00% 2011 (2)                                                           2,000         2,238
Waste Management, Inc. 6.875% 2009                                                                            2,000         2,218
General Electric Capital Corp., Series A, 5.00% 2007                                                          2,000         2,069
Argo-Tech Corp. 9.25% 2011                                                                                    1,600         1,764
Nortek, Inc. 8.50% 2014 (2)                                                                                   1,645         1,727
Synagro Technologies, Inc. 9.50% 2009                                                                         1,550         1,697
NMHG Holding Co. 10.00% 2009                                                                                  1,500         1,665
United Air Lines, Inc., Series 1995-A1, 9.02% 2012 (6),(8)                                                    1,037           477
United Air Lines, Inc., Series 1996-A2, 7.87% 2019 (6),(8)                                                    2,500         1,101
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2002-2, 5.14% 2021 (6)                1,500         1,511
TFM, SA de CV 10.25% 2007                                                                                       475           508
TFM, SA de CV 11.75% 2009                                                                                       430           440
TFM, SA de CV 12.50% 2012                                                                                       435           510
DRS Technologies, Inc. 6.875% 2013 (2)                                                                        1,350         1,418
Standard Aero Holdings, Inc. 8.25% 2014 (2)                                                                   1,250         1,356
General Dynamics Corp. 4.50% 2010                                                                             1,000         1,023
                                                                                                                           71,244

MATERIALS -- 1.31%
ICI Wilmington, Inc. 4.375% 2008                                                                              1,805         1,817
ICI Wilmington, Inc. 5.625% 2013                                                                              2,500         2,594
Norske Skogindustrier ASA 7.625% 2011 (2)                                                                     1,000         1,147
Norske Skogindustrier ASA 7.125% 2033 (2)                                                                     2,200         2,409
Equistar Chemicals, LP 10.125% 2008                                                                           2,100         2,431
Equistar Chemicals, LP 8.75% 2009                                                                               500           562
Equistar Chemicals, LP and Equistar Funding Corp. 10.625% 2011                                                  375           437
Dow Chemical Co. 5.75% 2009                                                                                   3,000         3,212
Koppers Inc. 9.875% 2013                                                                                      2,325         2,662

                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

MATERIALS (continued)
KI Holdings Inc. 0%/9.875% 2014 (2),(5)                                                                     $   600     $     387
Owens-Illinois, Inc. 7.35% 2008                                                                                 750           791
Owens-Brockway Glass Container Inc. 7.75% 2011                                                                2,000         2,175
International Paper Co. 4.00% 2010                                                                            3,000         2,945
Building Materials Corp. of America 8.00% 2008                                                                  420           435
Building Materials Corp. of America 7.75% 2014 (2)                                                            2,275         2,306
Rhodia 10.25% 2010                                                                                            2,400         2,712
Abitibi-Consolidated Inc. 8.55% 2010                                                                            250           272
Abitibi-Consolidated Co. of Canada 6.00% 2013                                                                 2,500         2,397
Earle M. Jorgensen Co. 9.75% 2012                                                                             2,100         2,373
Oregon Steel Mills, Inc. 10.00% 2009                                                                          2,000         2,235
Gerdau Ameristeel Corp. and GUSAP Partners 10.375% 2011                                                       1,850         2,178
Freeport-McMoRan Copper & Gold Inc. 10.125% 2010                                                              1,825         2,094
Norampac Inc. 6.75% 2013                                                                                      1,650         1,745
Scotia Pacific Co. LLC, Series B, Class A-2, 7.11% 2028 (6)                                                   2,000         1,730
Weyerhaeuser Co. 5.95% 2008                                                                                   1,599         1,714
Crystal US Holdings 3 LLC and Crystal US Sub 3 Corp., Series B, 0%/10.50% 2014 (2),(5)                        1,200           828
BCP Caylux Holdings Luxembourg SCA 9.625% 2014 (2)                                                              775           878
Ispat Inland ULC 9.75% 2014                                                                                   1,300         1,612
Jefferson Smurfit Corp. (U.S.) 7.50% 2013                                                                     1,450         1,555
Longview Fibre Co. 10.00% 2009                                                                                1,250         1,372
Huntsman LLC 11.50% 2012 (2)                                                                                  1,150         1,366
Boise Cascade, LLC and Boise Cascade Fin. Corp. 7.125% 2014 (2)                                               1,235         1,312
Nalco Co. 7.75% 2011                                                                                          1,190         1,291
INVISTA 9.25% 2012 (2)                                                                                        1,075         1,204
Graphic Packaging International, Inc. 9.50% 2013                                                              1,000         1,142
Temple-Inland Inc. 7.875% 2012                                                                                  815           966
Tekni-Plex, Inc., Series B, 12.75% 2010                                                                       1,000           955
Ainsworth Lumber Co. Ltd. 7.25% 2012 (2)                                                                        850           869
AMH Holdings, Inc. 0%/11.25% 2014 (5)                                                                         1,000           725
Rockwood Specialties Group, Inc. 7.50% 2014 (2)                                                                 675           704
                                                                                                                           62,539

UTILITIES -- 1.13%
Edison Mission Energy 10.00% 2008                                                                             2,250         2,593
Edison Mission Energy 7.73% 2009                                                                              5,750         6,210
Edison Mission Energy 9.875% 2011                                                                             1,000         1,190
AES Corp. 9.50% 2009                                                                                          2,800         3,199
AES Corp. 9.375% 2010                                                                                           112           131
AES Corp. 8.75% 2013 (2)                                                                                      2,200         2,511
Dynegy Holdings Inc. 10.125% 2013 (2)                                                                         4,600         5,290
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                                   1,535         1,591
Dominion Resources, Inc., Series 2000-A, 8.125% 2010                                                          3,089         3,640
PSEG Energy Holdings Inc. 8.625% 2008                                                                         1,775         1,957
PSEG Power LLC 7.75% 2011                                                                                     2,500         2,919
Duke Capital Corp. 7.50% 2009                                                                                 4,000         4,532
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012                          1,125         1,180
Nevada Power Co., General and Refunding Mortgage Notes, Series G, 9.00% 2013                                  1,675         1,968
Sierra Pacific Resources 8.625% 2014                                                                            550           624
NiSource Finance Corp. 7.625% 2005                                                                            2,000         2,073
Israel Electric Corp. Ltd. 7.70% 2018 (2)                                                                     1,750         1,998
Exelon Generation Co., LLC 6.95% 2011                                                                         1,680         1,899
Cilcorp Inc. 9.375% 2029                                                                                      1,185         1,630
Tri-State Generation and Transmission Association Inc., Pass Through Trust, Series 2003-A, 6.04% 2018 (2),(6) 1,500         1,586
Texas Genco LLC and Texas Genco Fncg. Corp. 6.875% 2014 (2)                                                   1,500         1,558
Pacific Gas and Electric Co., First Mortgage Bonds, 3.60% 2009                                                1,500         1,476
Electricidad de Caracas Finance BV 10.25% 2014 (2)                                                            1,050         1,102
Constellation Energy Group, Inc. 6.125% 2009                                                                  1,000         1,083
                                                                                                                           53,940


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

CONSUMER STAPLES -- 0.60%
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B, 9.50% 2010                      $   500      $    555
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B, 10.75% 2011                       2,425         2,740
Burns Philp Capital Pty Ltd., Series B, 9.75% 2012                                                            4,675         5,166
Pathmark Stores, Inc. 8.75% 2012                                                                              3,225         3,096
WH Holdings (Cayman Islands) Ltd. and WH Capital Corp. 9.50% 2011                                             2,500         2,763
Jean Coutu Group (PJC) Inc. 7.625% 2012 (2)                                                                   2,020         2,146
Jean Coutu Group (PJC) Inc. 8.50% 2014 (2)                                                                      525           541
Rite Aid Corp. 6.875% 2013                                                                                    2,500         2,262
Gold Kist Inc. 10.25% 2014                                                                                    1,804         2,120
CVS Corp. 6.117% 2013 (2),(6)                                                                                 1,854         1,967
Petro Stopping Centers, LP and Petro Financial Corp. 9.00% 2012                                               1,550         1,647
Playtex Products, Inc. 8.00% 2011                                                                             1,500         1,646
Fage Dairy Industry SA 9.00% 2007                                                                             1,000         1,010
Winn-Dixie Stores, Inc. 8.875% 2008                                                                             950           903
Ahold Finance U.S.A., Inc. 8.25% 2010                                                                           230           262
                                                                                                                           28,824

HEALTH CARE -- 0.49%
Health Net, Inc. 9.875% 2011 (4)                                                                              3,425         4,137
Quintiles Transnational Corp. 10.00% 2013                                                                     2,775         3,122
Concentra Operating Corp. 9.50% 2010                                                                          2,750         3,121
Aetna Inc. 7.375% 2006                                                                                        2,650         2,759
Humana Inc. 7.25% 2006                                                                                        2,500         2,633
Wyeth 5.50% 2013 (4)                                                                                          2,500         2,603
Tenet Healthcare Corp. 7.375% 2013                                                                            2,500         2,437
HCA Inc. 5.75% 2014                                                                                           2,000         1,941
Team Health, Inc. 9.00% 2012                                                                                    575           565
                                                                                                                           23,318

ENERGY -- 0.44%
Premcor Refining Group Inc. 7.75% 2012                                                                        3,000         3,323
Premcor Refining Group Inc. 7.50% 2015                                                                        1,500         1,631
General Maritime Corp. 10.00% 2013                                                                            2,300         2,656
Newfield Exploration Co. 8.375% 2012                                                                          1,175         1,322
Newfield Exploration Co. 6.625% 2014 (2)                                                                      1,225         1,302
Petrozuata Finance, Inc., Series B, 8.22% 2017 (2),(6)                                                        2,180         2,188
Petrozuata Finance, Inc., Series B, 8.22% 2017 (6)                                                              350           351
Pemex Finance Ltd., Series 1999-2, Class A-3, 10.61% 2017 (6)                                                 1,870         2,513
Northwest Pipeline Corp. 8.125% 2010                                                                          1,850         2,056
Ultrapetrol Ltd., First Preferred Ship Mortgage Notes, 9.00% 2014 (2)                                         1,925         1,932
El Paso Corp. 7.75% 2032                                                                                      2,000         1,925
                                                                                                                           21,199

INFORMATION TECHNOLOGY -- 0.35%
Electronic Data Systems Corp. 7.125% 2009                                                                     1,600         1,764
Electronic Data Systems Corp., Series B, 6.50% 2013 (4)                                                       3,605         3,813
Motorola, Inc. 8.00% 2011                                                                                     2,500         2,994
Solectron Corp. 9.625% 2009                                                                                   2,500         2,762
Viasystems, Inc. 10.50% 2011                                                                                  2,000         1,970
MagnaChip Semiconductor, Ltd. 6.875% 2011 (2)                                                                 1,685         1,744
Sanmina-SCI Corp. 10.375% 2010                                                                                1,500         1,729
                                                                                                                           16,776


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

MUNICIPALS -- 0.17%
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
  Series 2001-A, Class A, 6.36% 2025                                                                       $  3,347      $  3,298
State of New Jersey, Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds,
  Series 2002, 5.75% 2032                                                                                     2,975         2,843
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
  Series 2003-A1, 6.25% 2033                                                                                  2,000         2,003
                                                                                                                            8,144

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.06%
Brazil (Federal Republic of) Global 10.25% 2013                                                               2,250         2,660


Total bonds & notes (cost: $967,534,000)                                                                                1,001,275


Short-term securities -- 12.12%

Gannett Co. 2.06%-2.20% due 1/13-1/24/2005 (2)                                                               67,800        67,720
Variable Funding Capital Corp. 2.20%-2.28% due 1/18-2/2/2005 (2)                                             50,000        49,926
Pfizer Inc 2.01%-2.23% due 1/3-2/7/2005 (2)                                                                  50,000        49,912
Three Pillars Funding, LLC 2.20%-2.35% due 1/3-1/24/2005 (2)                                                 46,100        46,061
Procter & Gamble Co. 2.15%-2.26% due 1/14-1/25/2005 (2)                                                      40,200        40,141
Coca-Cola Co. 2.20%-2.28% due 2/7-2/9/2005                                                                   30,100        30,025
Caterpillar Financial Services Corp. 2.07%-2.24% due 1/6-1/28/2005 (9)                                       26,210        26,193
Triple-A One Funding Corp. 2.26% due 1/7/2005 (2)                                                            25,000        24,989
Anheuser-Busch Cos. Inc. 2.25% due 2/8/2005 (2)                                                              25,000        24,939
SBC Communications Inc. 2.28%-2.35% due 2/14/2005 (2)                                                        25,000        24,927
PepsiCo Inc. 2.27% due 1/21/2005 (2)                                                                         23,800        23,768
Harley-Davidson Funding Corp. 2.21%-2.26% due 1/13-1/28/2005 (2)                                             23,200        23,174
Wells Fargo & Co. 2.03% due 1/12/2005                                                                        20,000        19,999
CAFCO, LLC 2.05% due 1/6/2005 (2)                                                                            20,000        19,993
Abbott Laboratories Inc. 2.11% due 1/11/2005 (2)                                                             20,000        19,987
NetJets Inc. 1.95%-2.27% due 1/3-1/26/2005 (2)                                                               20,000        19,987
Household Finance Corp. 2.18% due 1/14/2005                                                                  20,000        19,983
BellSouth Corp. 2.17% due 1/5/2005 (2)                                                                       16,100        16,095
FCAR Owner Trust I 2.24% due 2/3/2005                                                                        15,000        14,967
Eli Lilly and Co. 2.05% due 1/11/2005 (2)                                                                    10,000         9,994
Private Export Funding Corp. 2.20% due 2/14/2005 (2),(9)                                                      6,100         6,082

Total short-term securities (cost: $578,873,000)                                                                          578,862


Total investment securities (cost: $4,283,540,000)                                                                      4,845,614
Other assets less liabilities                                                                                             (68,978)

Net assets                                                                                                             $4,776,636





Miscellaneous securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.


(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $636,134,000, which represented 13.32% of the net assets of the fund.

(3) Valued under fair value procedures adopted by authority of the Board of Trustees.

(4)  Coupon  rate may  change  periodically.

(5)  Step bond; coupon rate will increase at a later date.

(6) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

(7) Index-linked bond whose principal amount moves with a government retail price index.

(8) Company not making scheduled interest payments; bankruptcy proceedings pending.

(9) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.


ADR = American Depositary Receipts





BOND FUND

Investment portfolio
December 31, 2004

                                                                                                   Principal amount     Market value
Bonds & notes -- 80.97%                                                                                        (000)         (000)

CONSUMER DISCRETIONARY -- 17.38%
Ford Motor Credit Co. 7.375% 2009                                                                           $19,250       $20,785
Ford Motor Credit Co. 3.93% 2010 (1)                                                                          2,500         2,500
Ford Motor Credit Co. 5.70% 2010                                                                              1,500         1,515
Ford Motor Credit Co. 7.875% 2010                                                                             5,875         6,480
Ford Motor Credit Co. 7.375% 2011                                                                             2,250         2,428
Ford Motor Co. 7.45% 2031                                                                                     1,250         1,261
General Motors Acceptance Corp. 6.125% 2007                                                                   8,000         8,242
General Motors Acceptance Corp. 7.75% 2010                                                                   12,750        13,699
General Motors Corp. 7.20% 2011                                                                               1,275         1,309
General Motors Acceptance Corp. 4.56% 2014 (1)                                                                5,000         4,914
General Motors Acceptance Corp. 8.00% 2031                                                                    1,250         1,288
DaimlerChrysler North America Holding Corp. 7.20% 2009                                                        2,500         2,785
DaimlerChrysler North America Holding Corp. 8.00% 2010                                                        6,325         7,319
DaimlerChrysler North America Holding Corp. 7.75% 2011                                                        2,500         2,886
DaimlerChrysler North America Holding Corp. 7.30% 2012                                                        1,750         1,989
DaimlerChrysler North America Holding Corp. 6.50% 2013                                                        1,000         1,086
Cox Communications, Inc. 3.04% 2007 (1),(2)                                                                   1,750         1,754
Cox Communications, Inc. 7.875% 2009                                                                          1,500         1,704
Cox Communications, Inc. 4.625% 2010 (2)                                                                      4,450         4,445
Cox Communications, Inc. 4.625% 2013                                                                          1,250         1,198
Cox Communications, Inc. 5.45% 2014 (2)                                                                       4,250         4,258
Clear Channel Communications, Inc. 4.625% 2008                                                                  875           889
Clear Channel Communications, Inc. 6.625% 2008                                                                  750           802
Chancellor Media Corp. of Los Angeles 8.00% 2008                                                              4,250         4,776
Clear Channel Communications, Inc. 7.65% 2010                                                                 1,500         1,709
Clear Channel Communications, Inc. 5.75% 2013                                                                   750           776
Clear Channel Communications, Inc. 5.50% 2014                                                                 1,000         1,006
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 0%/11.75% 2011 (3)     1,225           906
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 0%/13.50% 2011 (3)       425           359
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012 (2)       4,000         4,180
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013                                                   2,425         2,516
Toys "R" Us, Inc. 7.625% 2011                                                                                 1,050         1,050
Toys "R" Us, Inc. 7.875% 2013                                                                                 4,870         4,858
Toys "R" Us, Inc. 7.375% 2018                                                                                 2,160         2,009
Time Warner Inc. 7.75% 2005                                                                                     500           509
AOL Time Warner Inc. 6.125% 2006                                                                              2,250         2,331
AOL Time Warner Inc. 6.875% 2012                                                                              2,000         2,281
AOL Time Warner Inc. 7.625% 2031                                                                              2,250         2,731
Mohegan Tribal Gaming Authority 6.375% 2009                                                                   5,250         5,421
Mohegan Tribal Gaming Authority 7.125% 2014                                                                   1,750         1,851


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

CONSUMER DISCRETIONARY (continued)
J.C. Penney Co., Inc. 8.00% 2010                                                                             $5,585        $6,409
J.C. Penney Co., Inc. 7.95% 2017                                                                                500           587
Liberty Media Corp. 7.75% 2009                                                                                  750           833
Liberty Media Corp. 7.875% 2009                                                                               4,500         5,020
Liberty Media Corp. 8.25% 2030                                                                                1,000         1,140
Young Broadcasting Inc. 8.50% 2008                                                                            3,700         3,977
Young Broadcasting Inc. 10.00% 2011                                                                           2,716         2,913
D.R. Horton, Inc. 8.00% 2009                                                                                  3,700         4,158
D.R. Horton, Inc. 7.875% 2011                                                                                 1,400         1,610
Schuler Homes, Inc. 10.50% 2011                                                                                 250           286
D.R. Horton, Inc. 6.875% 2013                                                                                   600           652
Visteon Corp. 8.25% 2010                                                                                      4,100         4,315
Visteon Corp. 7.00% 2014                                                                                      2,000         1,920
MGM MIRAGE 6.00% 2009                                                                                         3,750         3,862
MGM MIRAGE 6.75% 2012                                                                                         2,000         2,115
Royal Caribbean Cruises Ltd. 7.00% 2007                                                                       1,175         1,266
Royal Caribbean Cruises Ltd. 8.00% 2010                                                                       1,875         2,128
Royal Caribbean Cruises Ltd. 8.75% 2011                                                                       2,075         2,461
Harrah's Operating Co., Inc. 5.50% 2010                                                                       4,500         4,664
Harrah's Operating Co., Inc. 8.00% 2011                                                                       1,000         1,163
Dana Corp. 6.50% 2009                                                                                           325           344
Dana Corp. 5.85% 2015 (2)                                                                                     5,500         5,472
CBS Corp. 7.15% 2005                                                                                          2,000         2,030
Viacom Inc. 5.625% 2007                                                                                       1,200         1,255
Viacom Inc. 6.625% 2011                                                                                       2,000         2,249
ITT Corp. 6.75% 2005                                                                                            500           516
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007                                                         2,730         2,925
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 2012                                                         1,575         1,807
Dex Media West LLC and Dex Media West Finance Co. 5.875% 2011 (2)                                             1,650         1,650
Dex Media, Inc., Series B, 0%/9.00% 2013 (3)                                                                  1,400         1,104
Dex Media, Inc., Series B, 0%/9.00% 2013 (3)                                                                  1,250           986
Dex Media, Inc., Series B 8.00% 2013                                                                          1,250         1,359
Radio One, Inc., Series B, 8.875% 2011                                                                        4,600         5,031
NVR, Inc. 5.00% 2010                                                                                          5,000         5,025
NTL Cable PLC 8.75% 2014 (1),(2)                                                                              1,825         2,067
NTL Cable PLC 8.75% 2014                                                                                (euro)1,000         1,514
NTL Cable PLC 9.75% 2014                                                                                 (pound)700         1,435
ArvinMeritor, Inc. 6.625% 2007                                                                              $   750           787
ArvinMeritor, Inc. 8.75% 2012                                                                                 3,475         4,031
Hilton Hotels Corp. 7.625% 2008                                                                                 695           770
Hilton Hotels Corp. 7.20% 2009                                                                                  825           921
Hilton Hotels Corp. 8.25% 2011                                                                                2,522         2,988
Cinemark USA, Inc. 9.00% 2013                                                                                 4,000         4,585
K. Hovnanian Enterprises, Inc. 10.50% 2007                                                                    1,000         1,155
K. Hovnanian Enterprises, Inc. 6.00% 2010 (2)                                                                 3,225         3,261
Videotron Ltee 6.875% 2014                                                                                    4,125         4,285
Univision Communications Inc. 3.875% 2008                                                                     2,000         1,984
Univision Communications Inc. 7.85% 2011                                                                      1,925         2,274
Comcast Cable Communications, Inc. 8.375% 2007                                                                  750           830
Tele-Communications, Inc. 9.80% 2012                                                                          2,000         2,581
Comcast Corp. 6.50% 2015                                                                                        750           835
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013                                              3,500         3,942
Centex Corp. 4.75% 2008                                                                                       3,675         3,752
Argosy Gaming Co. 7.00% 2014                                                                                  3,070         3,408
MDC Holdings, Inc. 5.50% 2013                                                                                 3,250         3,305
News America Inc. 4.75% 2010                                                                                  2,000         2,040
News America Inc. 6.75% 2038                                                                                  1,000         1,128


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)         (000)

CONSUMER DISCRETIONARY (continued)
Six Flags, Inc. 9.50% 2009                                                                                   $1,000    $    1,045
Six Flags, Inc. 8.875% 2010                                                                                   1,000         1,017
Six Flags, Inc. 9.625% 2014                                                                                   1,000         1,010
Telenet Communications NV 9.00% 2013                                                                    (euro)1,000         1,517
Telenet Group Holding NV 0%/11.50% 2014 (2),(3)                                                              $2,000         1,530
Kabel Deutschland GmbH 10.625% 2014 (2)                                                                       2,625         3,032
Delphi Trust II, trust preferred securities, 6.197% 2033 (1)                                                  3,000         2,810
TRW Automotive Acquisition Corp. 9.375% 2013                                                                  1,690         1,969
TRW Automotive Acquisition Corp. 11.00% 2013                                                                    650           786
Jones Apparel Group, Inc. 4.25% 2009 (2)                                                                      2,750         2,743
EchoStar DBS Corp. 9.125% 2009                                                                                2,475         2,735
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014 (2)                                          2,700         2,686
Pulte Homes, Inc. 8.125% 2011                                                                                 1,395         1,661
Pulte Homes, Inc. 7.875% 2032                                                                                   750           887
Adelphia Communications Corp. 10.25% 2006 (4)                                                                 1,000           977
Adelphia Communications Corp. 10.25% 2011 (4)                                                                 1,450         1,475
Staples, Inc. 7.375% 2012                                                                                     2,000         2,331
Dillard's, Inc. 6.30% 2008                                                                                      700           724
Dillard Department Stores, Inc. 7.85% 2012                                                                    1,400         1,526
RH Donnelley Inc. 8.875% 2010 (2)                                                                             2,000         2,240
Reader's Digest Association, Inc. 6.50% 2011                                                                  2,000         2,100
Antenna TV SA 9.75% 2008                                                                                (euro)1,425         2,017
Office Depot, Inc. 6.25% 2013                                                                                $1,875         2,004
Standard Pacific Corp. 5.125% 2009                                                                            2,000         1,980
Cooper Standard Automotive Group 8.375% 2014 (2)                                                              1,750         1,754
AMC Entertainment Inc. 8.00% 2014                                                                             1,675         1,675
Toll Brothers, Inc. 6.875% 2012                                                                               1,500         1,674
Boyd Gaming Corp. 9.25% 2009                                                                                    750           810
Boyd Gaming Corp. 7.75% 2012                                                                                    750           822
Hyatt Equities, LLC 6.875% 2007 (2)                                                                           1,500         1,579
William Lyon Homes, Inc. 7.625% 2012 (2)                                                                      1,500         1,472
CanWest Media Inc. 8.00% 2012 (2)                                                                             1,358         1,463
Carnival Corp. 3.75% 2007                                                                                       500           501
Carnival Corp. 6.15% 2008                                                                                       750           804
YUM! Brands, Inc. 7.70% 2012                                                                                  1,000         1,186
Beazer Homes USA, Inc. 8.375% 2012                                                                            1,000         1,105
Regal Cinemas Corp., Series B, 9.375% 2012 (5)                                                                1,000         1,090
Buffets, Inc. 11.25% 2010                                                                                     1,000         1,075
Grupo Posadas, SA de CV 8.75% 2011 (2)                                                                        1,000         1,072
Entravision Communications Corp. 8.125% 2009                                                                  1,000         1,072
Cox Radio, Inc. 6.625% 2006                                                                                   1,000         1,031
Gray Communications Systems, Inc. 9.25% 2011                                                                    875           984
CSC Holdings, Inc., Series B, 8.125% 2009                                                                       750           824
Gannett Co., Inc. 4.95% 2005                                                                                    750           754
British Sky Broadcasting Group PLC 8.20% 2009                                                                   625           723
Ryland Group, Inc. 9.75% 2010                                                                                   500           546
Saks Inc. 7.375% 2019                                                                                           400           398
LBI Media, Inc. 10.125% 2012                                                                                    250           280
RBS-Zero Editora Jornalistica SA 11.00% 2010 (2)                                                                189           179
R.J. Tower Corp., Series B, 12.00% 2013                                                                         125            99
                                                                                                                          339,689


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS -- 13.02%
U.S. Treasury Obligations 5.75% 2005                                                                        $28,000     $  28,722
U.S. Treasury Obligations 6.75% 2005                                                                         20,000        20,308
U.S. Treasury Obligations 6.875% 2006                                                                        13,500        14,214
U.S. Treasury Obligations 3.00% 2007                                                                         34,000        33,793
U.S. Treasury Obligations 3.25% 2007                                                                          7,000         7,011
U.S. Treasury Obligations 6.25% 2007                                                                         11,500        12,239
U.S. Treasury Obligations 3.625% 2008 (6)                                                                     3,544         3,863
U.S. Treasury Obligations 4.75% 2008                                                                          4,000         4,189
U.S. Treasury Obligations 5.625% 2008                                                                        10,000        10,726
U.S. Treasury Obligations 3.875% 2009                                                                         7,500         7,611
U.S. Treasury Obligations 3.875% 2009 (6)                                                                     9,311        10,438
U.S. Treasury Obligations 5.00% 2011                                                                          2,000         2,128
U.S. Treasury Obligations 10.375% 2012 (7)                                                                    1,000         1,193
U.S. Treasury Obligations 8.875% 2017                                                                         1,750         2,479
U.S. Treasury Obligations 7.875% 2021                                                                         2,750         3,712
U.S. Treasury Obligations 6.875% 2025                                                                        44,250        55,693
Federal Home Loan Bank 2.00% 2006                                                                             8,160         8,060
Federal Home Loan Bank 2.375% 2006                                                                            6,875         6,812
Freddie Mac 4.25% 2005                                                                                        2,750         2,770
Freddie Mac 1.875% 2006                                                                                         965           953
Freddie Mac 5.25% 2006                                                                                        4,750         4,856
Freddie Mac 4.75% 2012                                                                                        5,000         4,994
Fannie Mae 6.00% 2005                                                                                         3,250         3,342
Fannie Mae 7.00% 2005                                                                                         3,500         3,580
Small Business Administration, Series 2001-20J, 5.76% 2021 (8)                                                  644           679
                                                                                                                          254,365

FINANCIALS -- 8.73%
CIT Group Inc. 5.91% 2005                                                                                     1,000         1,023
Newcourt Credit Group Inc., Series B, 6.875% 2005                                                             1,700         1,708
CIT Group Inc. 3.65% 2007                                                                                     3,585         3,574
CIT Group Inc. 5.75% 2007                                                                                     1,500         1,578
CIT Group Inc. 7.375% 2007                                                                                    1,500         1,620
CIT Group Inc. 6.875% 2009                                                                                    2,500         2,781
CIT Group Inc. 7.75% 2012                                                                                       750           889
International Lease Finance Corp. 3.75% 2007                                                                  1,700         1,701
AIG SunAmerica Global Financing VII 5.85% 2008 (2)                                                            1,000         1,066
International Lease Finance Corp., Series O, 4.55% 2009                                                       7,000         7,081
Abbey National PLC 6.70% (undated) (1)                                                                        5,600         6,067
Abbey National PLC 7.35% (undated) (1)                                                                        3,000         3,177
Washington Mutual, Inc. 5.625% 2007                                                                             750           781
Washington Mutual, Inc. 4.375% 2008                                                                             750           762
Washington Mutual, Inc. 4.00% 2009                                                                              500           499
Washington Mutual, Inc. 2.81% 2010 (1)                                                                        5,600         5,599
Washington Mutual Bank, FA 6.875% 2011                                                                        1,250         1,409
HBOS Treasury Services PLC 3.75% 2008 (2)                                                                     1,500         1,499
HBOS PLC 5.375% (undated) (1),(2)                                                                             4,500         4,622
Bank of Scotland 7.00% (undated) (1),(2)                                                                        480           519
Household Finance Corp. 4.125% 2009                                                                           2,000         1,991
Household Finance Corp. 4.75% 2009                                                                            2,500         2,566
Household Finance Corp. 6.375% 2011                                                                           1,000         1,106
USA Education, Inc. 5.625% 2007                                                                               3,250         3,391
SLM Corp., Series A, 3.95% 2008                                                                                 500           501
SLM Corp., Series A, 4.00% 2009                                                                                 500           500
SLM Corp., Series A, 5.00% 2015                                                                               1,000           999
Host Marriott, LP, Series E, 8.375% 2006                                                                      1,500         1,575


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

FINANCIALS (continued)
Host Marriott, LP, Series L, 7.00% 2012 (2)                                                                  $2,000        $2,125
Host Marriott, LP, Series K, 7.125% 2013                                                                      1,500         1,611
CNA Financial Corp. 6.75% 2006                                                                                  230           241
CNA Financial Corp. 6.60% 2008                                                                                1,736         1,868
CNA Financial Corp. 5.85% 2014                                                                                3,125         3,124
Nationwide Life Insurance Co. 5.35% 2007 (2)                                                                  1,000         1,036
North Front Pass Through Trust 5.81% 2024 (1),(2),(8                                                          3,125         3,162
Nationwide Mutual Insurance Co. 7.875% 2033 (2)                                                                 750           896
Rouse Co. 3.625% 2009                                                                                         1,140         1,076
Rouse Co. 7.20% 2012                                                                                          3,360         3,638
Development Bank of Singapore Ltd. 7.875% 2009 (2)                                                            4,000         4,609
PRICOA Global Funding I 4.20% 2010 (2)                                                                        2,750         2,748
Prudential Holdings, LLC, Series C, 8.695% 2023 (2),(8)                                                       1,250         1,591
Capital One Bank 6.875% 2006                                                                                  1,500         1,556
Capital One Financial Corp. 8.75% 2007                                                                          800           879
Capital One Financial Corp. 7.125% 2008                                                                       1,500         1,644
Capital One Capital I 3.71% 2027 (1),(2)                                                                        250           250
Countrywide Home Loans, Inc., Series M, 4.125% 2009                                                           2,500         2,491
Countrywide Home Loans, Inc., Series L, 4.00% 2011                                                            1,700         1,655
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (1),(2)                                                 3,000         3,293
Mangrove Bay Pass Through Trust 6.102% 2033 (1),(2),(8)                                                         750           747
Twin Reefs Pass Through Trust 3.37% (undated) (1),(2),(8)                                                     2,500         2,514
iStar Financial, Inc. 7.00% 2008                                                                                950         1,024
iStar Financial, Inc. 8.75% 2008                                                                                309           353
iStar Financial, Inc. 6.00% 2010                                                                                750           792
iStar Financial, Inc., Series B, 5.125% 2011                                                                  1,000         1,012
Citigroup Inc. 4.25% 2009                                                                                     3,000         3,035
Bank of America Corp. 4.375% 2010                                                                             3,000         3,013
J.P. Morgan Chase & Co. 5.75% 2013                                                                            2,750         2,919
Deutsche Bank Capital Funding Trust I, 7.872% (undated) (1),(2)                                               2,500         2,856
LaBranche & Co Inc. 9.50% 2009                                                                                2,750         2,819
Downey Financial Corp. 6.50% 2014                                                                             2,500         2,607
United Dominion Realty Trust, Inc., Series E, 4.50% 2008                                                        500           511
United Dominion Realty Trust, Inc. 6.50% 2009                                                                 1,000         1,081
United Dominion Realty Trust, Inc. 5.00% 2012                                                                 1,000           997
Monumental Global Funding II, Series 2003-F, 3.45% 2007 (2)                                                   1,800         1,796
Monumental Global Funding Trust II, Series 2002-A, 5.20% 2007 (2)                                               750           776
EOP Operating LP 8.10% 2010                                                                                     500           587
EOP Operating LP 6.75% 2012                                                                                     750           836
EOP Operating LP 4.75% 2014                                                                                   1,000           969
ProLogis Trust 7.05% 2006                                                                                       250           263
ProLogis Trust 5.50% 2013                                                                                     2,000         2,076
New York Life Global Funding 3.875% 2009 (2)                                                                  2,250         2,240
UFJ Finance Aruba AEC 6.75% 2013                                                                              2,000         2,232
Allstate Financial Global Funding LLC 5.25% 2007 (2)                                                            750           776
Allstate Financial Global Funding LLC 4.25% 2008 (2)                                                          1,250         1,266
Popular North America, Inc., Series E, 3.875% 2008                                                            2,000         1,999
Developers Diversified Realty Corp. 3.875% 2009                                                               1,000           982
Developers Diversified Realty Corp. 4.625% 2010                                                               1,000           994
John Hancock Global Funding II, Series 2004-A, 3.50% 2009 (2)                                                 2,000         1,957
Hospitality Properties Trust 6.75% 2013                                                                       1,500         1,659
MBNA Corp., Series F, 6.125% 2013                                                                             1,500         1,610
Banco Santander Chile 5.375% 2014 (2)                                                                         1,500         1,529
City National Corp. 5.125% 2013                                                                               1,500         1,518
Bayerische Landesbank, Series F, 2.50% 2006                                                                   1,500         1,484
Barclays Bank PLC 6.86% callable perpetual core tier one notes (undated) (1),(2)                                750           846


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

FINANCIALS (continued)
Barclays Bank PLC 7.375% (undated) (1),(2)                                                                $     500  $        581
First Industrial, LP 6.875% 2012                                                                              1,250         1,378
ReliaStar Financial Corp. 8.00% 2006                                                                            250           270
ING Security Life Institutional Funding 2.70% 2007 (2)                                                        1,000           982
MetLife, Inc. 3.911% 2005                                                                                     1,130         1,135
Zions Bancorporation 6.00% 2015                                                                               1,000         1,068
Chevy Chase Bank, FSB 6.875% 2013                                                                             1,000         1,037
Assurant, Inc. 5.625% 2014                                                                                    1,000         1,035
ACE INA Holdings Inc. 5.875% 2014                                                                             1,000         1,026
ERP Operating LP 4.75% 2009                                                                                   1,000         1,022
Simon Property Group, LP 4.875% 2010                                                                          1,000         1,020
US Bank National Association 2.85% 2006                                                                       1,000           992
Hartford Financial Services Group, Inc. 2.375% 2006                                                           1,000           982
Providian Financial Corp., Series A, 9.525% 2027 (2)                                                            750           772
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated) (1),(2)                                        500           559
Kimco Realty Corp. 6.00% 2012                                                                                   500           540
Advanta Capital Trust I, Series B, 8.99% 2026                                                                   500           487
Comerica, Inc., Imperial Capital Trust I, Imperial Bancorp, Series B, 9.98% 2026                                350           410
National Westminster Bank PLC 7.75% (undated) (1)                                                               250           274
BankUnited Capital Trust, BankUnited Financial Corp. 10.25% 2026                                                250           272
                                                                                                                          170,594

TELECOMMUNICATION SERVICES -- 8.12%
Qwest Capital Funding, Inc. 7.75% 2006                                                                          625           661
Qwest Services Corp. 13.50% 2010 (2)                                                                          7,037         8,497
Qwest Capital Funding, Inc. 7.25% 2011                                                                        1,000           985
Qwest Corp. 9.125% 2012 (2)                                                                                   1,250         1,450
Qwest Services Corp. 14.00% 2014 (2)                                                                          4,170         5,296
AT&T Corp. 6.00% 2009                                                                                         3,500         3,671
AT&T Corp. 9.05% 2011 (1)                                                                                    10,400        12,025
Sprint Capital Corp. 4.78% 2006                                                                               5,000         5,098
Sprint Capital Corp. 6.375% 2009                                                                              5,375         5,843
Sprint Capital Corp. 6.90% 2019                                                                               3,000         3,364
Sprint Capital Corp. 6.875% 2028                                                                              1,250         1,373
Nextel Communications, Inc. 6.875% 2013                                                                       1,350         1,471
Nextel Communications, Inc. 7.375% 2015                                                                      12,250        13,536
American Tower Corp. 9.375% 2009                                                                                105           112
American Tower Corp. 7.25% 2011                                                                               1,825         1,944
American Tower Corp. 7.125% 2012 (2)                                                                          5,250         5,394
American Tower Corp. 7.50% 2012                                                                               4,500         4,747
SBC Communications Inc. 4.125% 2009                                                                           2,500         2,498
SBC Communications Inc. 5.10% 2014                                                                            5,950         6,017
Crown Castle International Corp. 9.375% 2011                                                                  1,750         1,969
Crown Castle International Corp. 10.75% 2011                                                                  2,000         2,180
Crown Castle International Corp. 7.50% 2013                                                                   1,800         1,944
Crown Castle International Corp., Series B, 7.50% 2013                                                        1,750         1,890
Dobson Communications Corp. 10.875% 2010                                                                      3,500         2,730
American Cellular Corp., Series B, 10.00% 2011                                                                4,750         4,097
Dobson Cellular Systems, Inc. 9.875% 2012 (2)                                                                   500           495
Dobson Communications Corp. 8.875% 2013                                                                         688           487
Nextel Partners, Inc. 12.50% 2009                                                                               684           778
Nextel Partners, Inc. 8.125% 2011                                                                             5,800         6,467
Rogers Wireless Inc. 7.25% 2012 (2)                                                                           3,825         4,074
Rogers Wireless Inc. 7.50% 2015 (2)                                                                           1,975         2,093
Rogers Cantel Inc. 9.75% 2016                                                                                   500           600
Telecom Italia Capital SA, Series B, 5.25% 2013                                                               2,750         2,784
Telecom Italia Capital SA 4.95% 2014 (2)                                                                      2,500         2,454


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

TELECOMMUNICATION SERVICES (continued)
Western Wireless Corp. 9.25% 2013                                                                            $4,450    $    4,862
Cingular Wireless LLC 5.625% 2006                                                                             1,000         1,039
AT&T Wireless Services, Inc. 7.875% 2011                                                                      1,890         2,230
AT&T Wireless Services, Inc. 8.125% 2012                                                                      1,110         1,344
Cincinnati Bell Inc. 7.25% 2013                                                                               4,250         4,388
France Telecom 8.50% 2011 (1)                                                                                 3,500         4,180
British Telecommunications PLC 8.375% 2010 (1)                                                                3,250         3,907
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                               3,090         3,202
BellSouth Corp. 5.20% 2016                                                                                    3,000         3,010
Centennial Cellular Corp. 10.75% 2008                                                                           672           701
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013                        1,000         1,127
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC and
     Centennial Puerto Rico Operations Corp. 8.625% 2014 (1)                                                  1,000         1,032
Triton PCS, Inc. 9.375% 2011                                                                                  1,000           805
Triton PCS, Inc. 8.50% 2013                                                                                   1,250         1,212
Vodafone Group PLC 7.75% 2010                                                                                 1,125         1,307
PCCW-HKT Capital Ltd. 8.00% 2011 (1),(2)                                                                      1,000         1,172
US Unwired Inc., Series B, 10.00% 2012                                                                        1,000         1,132
Singapore Telecommunications Ltd. 7.375% 2031 (2)                                                               750           919
TELUS Corp. 8.00% 2011                                                                                          750           890
Koninklijke KPN NV 8.00% 2010                                                                                   750           886
Deutsche Telekom International Finance BV 8.50% 2010 (1)                                                        250           298
GT Group Telecom Inc. 0%/13.25% 2010 (3),(4),(5)                                                              1,000             --
                                                                                                                          158,667

MATERIALS -- 5.98%
Abitibi-Consolidated Co. of Canada 5.25% 2008                                                                 2,500         2,459
Abitibi-Consolidated Finance LP 7.875% 2009                                                                   5,500         5,844
Abitibi-Consolidated Co. of Canada 5.99% 20111                                                                3,500         3,622
Abitibi-Consolidated Co. of Canada 6.00% 2013                                                                 2,500         2,397
Georgia-Pacific Corp. 7.50% 2006                                                                              1,380         1,452
Fort James Corp. 6.875% 2007                                                                                  1,625         1,735
Georgia-Pacific Corp. 8.875% 2010                                                                             2,050         2,396
Georgia-Pacific Corp. 8.125% 2011                                                                             2,700         3,119
Georgia-Pacific Corp. 9.50% 2011                                                                                575           712
Georgia-Pacific Corp. 7.70% 2015                                                                                600           689
Freeport-McMoRan Copper & Gold Inc. 10.125% 2010                                                              7,385         8,474
Packaging Corp. of America 5.75% 2013                                                                         7,500         7,748
Owens-Brockway Glass Container Inc. 8.875% 2009                                                               2,500         2,728
Owens-Brockway Glass Container Inc. 8.75% 2012                                                                2,250         2,548
Owens-Brockway Glass Container Inc. 6.75% 2014                                                          (euro)1,250         1,782
Stone Container Corp. 9.25% 2008                                                                            $   650           722
Stone Container Corp. 9.75% 2011                                                                                950         1,045
Jefferson Smurfit Corp. (U.S.) 8.25% 2012                                                                     2,000         2,190
Jefferson Smurfit Corp. (U.S.) 7.50% 2013                                                                     2,050         2,199
Dow Chemical Pass Through Trust, Series 2004, 4.027% 2009 (2),(8)                                             5,500         5,377
Lyondell Chemical Co. 9.50% 2008                                                                              2,300         2,507
Equistar Chemicals, LP 8.75% 2009                                                                               750           844
Equistar Chemicals, LP and Equistar Funding Corp. 10.625% 2011                                                1,500         1,748
Norske Skogindustrier ASA 7.625% 2011 (2)                                                                     2,500         2,867
Norske Skogindustrier ASA 6.125% 2015 (2)                                                                     1,500         1,558
Luscar Coal Ltd. 9.75% 2011                                                                                   2,750         3,135
Ainsworth Lumber Co. Ltd. 7.25% 2012 (2)                                                                        375           383
Ainsworth Lumber Co. Ltd. 6.75% 2014                                                                          2,000         1,968
Ainsworth Lumber Co. Ltd. 6.75% 2014                                                                            500           492


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

MATERIALS (continued)
Weyerhaeuser Co. 5.95% 2008                                                                                 $   533   $       571
Weyerhaeuser Co. 6.75% 2012                                                                                   2,000         2,257
Rhodia 10.25% 2010                                                                                            2,500         2,825
Boise Cascade, LLC and Boise Cascade Fin. Corp. 7.125% 2014 (2)                                               2,525         2,683
Sino-Forest Corp., 9.125% 2011 (2)                                                                            2,315         2,541
Crystal US Holdings 3 LLC and Crystal US Sub 3 Corp., Series B, 0%/10.50% 2014 (2),(3)                        2,000         1,380
BCP Caylux Holdings Luxembourg SCA 9.625% 2014 (2)                                                            1,000         1,133
Graphic Packaging International, Inc. 8.50% 2011                                                              1,750         1,921
Graphic Packaging International, Inc. 9.50% 2013                                                                500           571
United States Steel Corp. 9.75% 2010                                                                          2,103         2,408
Graham Packaging Co., LP 9.875% 2014 (2)                                                                      2,000         2,145
Rockwood Specialties Group, Inc. 7.625% 2014                                                            (euro)1,500         2,095
Norampac Inc. 6.75% 2013                                                                                     $1,975         2,089
Alcan Inc. 5.20% 2014                                                                                         2,000         2,056
Airgas, Inc. 6.25% 2014                                                                                       2,000         2,050
Building Materials Corp. of America 7.75% 2014 (2)                                                            2,000         2,028
INVISTA 9.25% 2012 (2)                                                                                        1,750         1,960
Steel Dynamics, Inc. 9.50% 2009                                                                               1,750         1,925
Crompton Corp. 7.67% 2010 (1),(2)                                                                             1,600         1,748
Ispat Inland ULC 9.75% 2014                                                                                   1,186         1,471
Oregon Steel Mills, Inc. 10.00% 2009                                                                          1,000         1,118
Scotia Pacific Co. LLC, Series B, Class A-2, 7.11% 2028 (8)                                                   1,000           865
ICI Wilmington, Inc. 5.625% 2013                                                                                750           778
Allegheny Technologies, Inc. 8.375% 2011                                                                        500           558
Pindo Deli Finance Mauritius Ltd. 10.25% 2002 (9)                                                             1,500           473
Kappa Beheer BV 10.625% 2009                                                                              (euro)250           360
                                                                                                                          116,749

INDUSTRIALS -- 5.57%
Allied Waste North America, Inc., Series B, 7.625% 2006                                                      $1,500         1,553
Allied Waste North America, Inc. 8.50% 2008                                                                   1,750         1,864
Allied Waste North America, Inc., Series B, 8.875% 2008                                                       1,500         1,613
Allied Waste North America, Inc., Series B, 6.50% 2010                                                        2,250         2,216
Allied Waste North America, Inc., Series B, 5.75% 2011                                                        1,000           945
Allied Waste North America, Inc., Series B, 6.125% 2014                                                       2,000         1,890
Terex Corp. 9.25% 2011                                                                                        1,250         1,409
Terex Corp. 7.375% 2014                                                                                       6,000         6,465
Hutchison Whampoa International Ltd. 7.00% 2011 (2)                                                           1,000         1,119
Hutchison Whampoa International Ltd. 6.50% 2013 (2)                                                           2,750         2,969
Hutchison Whampoa International Ltd. 6.25% 2014 (2)                                                           3,000         3,166
Hutchison Whampoa Finance Ltd., Series B, 7.45% 2017 (2)                                                        500           566
Tyco International Group SA 6.125% 2008                                                                       2,375         2,561
Tyco International Group SA 6.125% 2009                                                                       1,000         1,080
Tyco International Group SA 6.375% 2011                                                                       3,770         4,168
Cendant Corp. 6.25% 2008                                                                                      3,000         3,204
Cendant Corp. 7.375% 2013                                                                                     3,500         4,055
Delta Air Lines, Inc. 7.70% 2005                                                                              2,000         1,860
Delta Air Lines, Inc. 8.00% 2007 (2)                                                                          1,500         1,114
Delta Air Lines, Inc. 10.00% 2008                                                                             1,750         1,299
Delta Air Lines, Inc., Series 2003-1, Class G, AMBAC insured, 2.85% 2009 (1),(8)                              1,325         1,334
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 2010                                                     1,000           773
Delta Air Lines, Inc., Series 2002-1, Class C, 7.779% 2013 (8)                                                  417           273
Continental Airlines, Inc., Series 1998-3, Class C-2, 7.25% 2005                                                500           471
Continental Airlines, Inc. 8.00% 2005                                                                         1,000           980
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011                                             1,000           982
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.487% 2012                                             2,070         2,079


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

INDUSTRIALS (continued)
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 2020 (8)                                       $     466  $        407
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022 (8)                                         1,263         1,280
TFM, SA de CV 10.25% 2007                                                                                     3,335         3,568
TFM, SA de CV 11.75% 2009                                                                                       445           456
TFM, SA de CV 12.50% 2012                                                                                     1,730         2,028
Northwest Airlines, Inc. 9.875% 2007                                                                          2,000         1,815
Northwest Airlines, Inc. 7.875% 2008                                                                          1,000           820
Northwest Airlines, Inc. 10.00% 2009                                                                          2,750         2,331
Northwest Airlines, Inc., Series 1999-3, Class G, 7.935% 2020 (8)                                               404           443
Bombardier Inc. 6.30% 2014 (2)                                                                                6,000         5,235
General Electric Capital Corp., Series A, 5.375% 2007                                                         1,250         1,299
General Electric Capital Corp., Series A, 6.00% 2012                                                          1,000         1,092
General Electric Co. 5.00% 2013                                                                               2,750         2,826
American Standard Inc. 8.25% 2009                                                                             1,700         1,966
American Standard Inc. 7.625% 2010                                                                            2,300         2,632
Kansas City Southern Railway Co. 9.50% 2008                                                                   1,100         1,255
Kansas City Southern Railway Co. 7.50% 2009                                                                   2,650         2,796
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012 (8)                                            3,008         3,083
Waste Management, Inc. 7.00% 2006                                                                             1,000         1,060
Waste Management, Inc. 7.375% 2010                                                                              650           746
WMX Technologies, Inc. 7.10% 2026                                                                               500           567
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011 (2),(8)                                       1,105         1,201
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013 (2),(8)                           881           977
Raytheon Co. -- RC Trust I 7.00% trust preferred 2006                                                         2,000         2,109
Union Pacific Railroad Co. Pass Through Trust, Series 2002-1, 6.061% 2023 (8)                                   500           543
Union Pacific Railroad Co. Pass Through Trust, Series 2003-1, 4.698% 2024 (8)                                 1,500         1,463
Nortek, Inc. 8.50% 2014 (2)                                                                                   1,725         1,811
John Deere Capital Corp. 3.90% 2008                                                                           1,500         1,512
Deere & Co. 8.95% 2019                                                                                          250           295
H-Lines Finance Holding Corp. 0%/11% 2013 (2),(3)                                                             2,375         1,722
United Air Lines, Inc., 1991 Equipment Trust Certificates, Series A, 10.11% 2006 (4),(8)                        386           160
United Air Lines, Inc., Series 2000-1, Class A-2, 7.73% 2012 (4),(8)                                          1,675         1,489
K&F Acquisition, Inc. 7.75% 2014 (2)                                                                          1,400         1,453
Standard Aero Holdings, Inc. 8.25% 2014 (2)                                                                   1,075         1,166
Southwest Airlines Co., Series 2001-1, Class B, 6.126% 2006 (8)                                               1,000         1,045
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2002-2, 5.14% 2021 (8)                1,000         1,007
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023 (2),(8)             722           751
America West Airlines, Inc., Series 2000-1, Class G, AMBAC insured, 8.057% 2022 (8)                             423           463
Jet Equipment Trust, Series 1994-A, 11.79% 2013 (2),(4)                                                         250             0
                                                                                                                          108,880

MORTGAGE-BACKED OBLIGATIONS8 -- 4.49%
Fannie Mae 6.00% 2013                                                                                           139           146
Fannie Mae 6.00% 2016                                                                                           211           222
Fannie Mae 6.00% 2016                                                                                           139           146
Fannie Mae 6.00% 2017                                                                                           880           923
Fannie Mae 10.00% 2018                                                                                           24            27
Fannie Mae, Series 2001-4, Class GA, 10.239% 2025 (1)                                                           278           317
Fannie Mae 7.00% 2026                                                                                           106           113
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028                                                               394           423
Fannie Mae 6.50% 2031                                                                                            34            36
Fannie Mae 7.50% 2031                                                                                            65            70
Fannie Mae, Series 2001-20, Class C, 12.018% 2031 (1)                                                           188           221
Fannie Mae 5.00% 2033                                                                                         3,510         3,491
Fannie Mae 6.00% 2035                                                                                        19,000        19,638
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041                                                              274           288


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

MORTGAGE-BACKED OBLIGATIONS8 (continued)
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041                                                            $   259       $   277
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042                                                                386           413
Bear Stearns Commercial Mortgage Securities Inc., Series 2000-WF2, Class A-2, 7.32% 2032                      1,520         1,736
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035                     4,493         4,490
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035                       750           832
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-2, 5.935% 2034                            1,000         1,021
CS First Boston Mortgage Securities Corp., Series 2002-CKP1, Class A-1, 4.627% 2035                             427           432
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-2, 6.103% 2036                            1,226         1,303
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-1, 3.883% 2037                             2,500         2,498
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1A, 6.26% 2040                               129           131
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040                             1,250         1,348
Hilton Hotel Pool Trust, Series 2000-HLTA, Class F, 7.75% 2015 (2)                                            5,000         4,954
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030                                750           811
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030                              1,101         1,183
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032                             1,750         2,012
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031                                 1,500         1,665
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class II-A-1, 4.67% 2034 (1)                          1,929         1,928
Government National Mortgage Assn. 5.50% 2017                                                                   749           782
Government National Mortgage Assn. 7.00% 2023                                                                   104           111
Government National Mortgage Assn. 7.50% 2023                                                                    72            77
Government National Mortgage Assn. 8.00% 2023                                                                   227           247
Government National Mortgage Assn. 7.00% 2024                                                                   167           179
Government National Mortgage Assn. 7.00% 2024                                                                    60            64
Government National Mortgage Assn. 7.50% 2024                                                                    33            36
Government National Mortgage Assn. 7.00% 2025                                                                    96           103
Government National Mortgage Assn. 7.00% 2026                                                                    28            30
Government National Mortgage Assn. 7.00% 2029                                                                    67            71
Government National Mortgage Assn. 7.00% 2029                                                                    30            32
Government National Mortgage Assn. 7.50% 2030                                                                   222           239
Government National Mortgage Assn. 7.50% 2030                                                                    74            80
Government National Mortgage Assn. 7.50% 2030                                                                    45            49
Government National Mortgage Assn. 7.50% 2030                                                                    43            47
Government National Mortgage Assn. 7.50% 2030                                                                     9            10
Government National Mortgage Assn. 8.00% 2030                                                                   105           115
Government National Mortgage Assn. 8.00% 2030                                                                    73            80
Government National Mortgage Assn. 8.00% 2030                                                                    65            71
Government National Mortgage Assn. 8.00% 2031                                                                   125           137
Government National Mortgage Assn. 7.50% 2032                                                                   362           390
Government National Mortgage Assn. 6.50% 2034                                                                   261           275
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.132% 2033                                               2,500         2,879
Bear Stearns ARM Trust, Series 2003-3, Class III-A-1, 5.135% 2033 (1)                                         1,345         1,346
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 5.052% 2034 (1)                                         1,460         1,462
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026 (2)                                                   2,574         2,793
Morgan Stanley Mortgage Trust, Series 2004-3, Class 4-A, 5.718% 2034 (1)                                      2,718         2,755
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class A-2, 5.681% 2034                               2,500         2,620
GS Mortgage Securities Corp. II, Series 1998-C1, Class E, 7.207% 2030 (1)                                     1,250         1,343
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.207% 2030 (1)                                     1,000         1,089
Salomon Brothers Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.46% 2008                               738           800
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033                            1,250         1,382
Morgan Stanley Capital I, Inc., Series 1997-HF1, Class B, 7.33% 2029 (2)                                      1,000         1,059
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030                                        1,000         1,077
Citigroup Mortgage Loan Trust Inc., Series 2004-HYB1, Class A-3-1, 4.55% 2034 (1)                             1,667         1,658
Morgan Stanley Dean Witter Capital I Trust, Series 2002-HQ, Class A-1, 4.59% 2034                               237           240
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035                           1,250         1,348
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036                               1,000         1,110
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034                   1,024         1,075


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

MORTGAGE-BACKED OBLIGATIONS8 (continued)
Chase Manhattan Bank -- First Union National Bank, Commercial Mortgage Trust,
  Series 1999-1, Class B, 7.619% 2031                                                                       $   750     $     856
Freddie Mac 6.00% 2034                                                                                          750           775
GGP Mall Properties Trust, Series 2001-GGP1, Class A-2, 5.007% 2011 (2)                                         730           747
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR5, Class A-7, 4.208% 2033 (1)                      736           739
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030                                           708           734
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025                                         500           581
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032                                          500           543
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Series 1998-C2, Class A-1, 6.28% 2035    191           192
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.551% 2027 (1),(2)                                176           187
                                                                                                                           87,710


UTILITIES -- 4.07%
Edison Mission Energy 10.00% 2008                                                                             1,000         1,153
Mission Energy Holding Co. 13.50% 2008                                                                        1,525         1,910
Edison Mission Energy 7.73% 2009                                                                              1,500         1,620
Edison Mission Energy 9.875% 2011                                                                             3,925         4,671
Midwest Generation, LLC, Series B, 8.56% 2016 (8)                                                             1,900         2,110
Homer City Funding LLC 8.734% 2026 (8)                                                                          999         1,169
Midwest Generation, LLC and Midwest Finance Corp. 8.75% 2034                                                  3,250         3,705
AES Corp. 9.50% 2009                                                                                            695           794
AES Corp. 9.375% 2010                                                                                         2,519         2,941
AES Corp. 8.75% 2013 (2)                                                                                      4,850         5,535
AES Gener SA 7.50% 2014 (2)                                                                                   1,000         1,055
AES Corp. 9.00% 2015 (2)                                                                                        350           403
AES Ironwood, LLC 8.857% 2025 (8)                                                                             1,197         1,365
AES Red Oak, LLC, Series B, 9.20% 2029 (8)                                                                    2,500         2,819
Dynegy Holdings Inc. 9.875% 2010 (2)                                                                          3,225         3,620
Dynegy Holdings Inc. 10.125% 2013 (2)                                                                         3,750         4,313
Southern Power Co., Series B, 6.25% 2012                                                                      6,000         6,567
Nevada Power Co., General and Refunding Mortgage Notes, Series G, 9.00% 2013                                  4,750         5,581
Nevada Power Co. 5.875% 2015 (2)                                                                                150           152
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                                   2,750         2,850
Dominion Resources, Inc., Series 2002-D, 5.125% 2009                                                          1,500         1,554
Commonwealth Edison Co., Series 99, 3.70% 2008                                                                1,500         1,511
Exelon Generation Co., LLC 6.95% 2011                                                                         1,300         1,469
Constellation Energy Group, Inc. 6.125% 2009                                                                  2,550         2,762
TXU Corp., Series O, 4.80% 2009 (2)                                                                           1,700         1,705
Oncor Electric Delivery Co. 6.375% 2012                                                                         800           884
American Electric Power Co., Inc., Series A, 6.125% 2006                                                      2,200         2,281
Drax Group Ltd., Class A-1, 7.418% 2015 (1),(2)                                                          (pound)242           466
Drax Group Ltd., Class A-2, units 8.918% 2015 (1),(2),(10)                                                      278         1,358
Drax Group Ltd., Class B, 6.918% 2025 (1),(2)                                                                   205           422
Duke Capital Corp. 6.25% 2013                                                                                $1,000         1,083
Duke Capital Corp. 5.50% 2014                                                                                 1,000         1,024
SP PowerAssets Ltd. 3.80% 2008 (2)                                                                            2,000         2,001
Texas Genco LLC and Texas Genco Fncg. Corp. 6.875% 2014 (2)                                                   1,900         1,974
NiSource Finance Corp. 7.625% 2005                                                                            1,250         1,296
Cilcorp Inc. 8.70% 2009                                                                                       1,000         1,179
Israel Electric Corp. Ltd. 7.70% 2018 (2)                                                                     1,000         1,142
PSEG Energy Holdings Inc. 8.625% 2008                                                                         1,000         1,103
                                                                                                                           79,547

INFORMATION TECHNOLOGY -- 2.75%
Electronic Data Systems Corp. 6.334% 2006                                                                     2,000         2,078
Electronic Data Systems Corp. 7.125% 2009                                                                     8,050         8,875
Electronic Data Systems Corp., Series B, 6.50% 2013 (1)                                                       3,900         4,125


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

INFORMATION TECHNOLOGY (continued)
Motorola, Inc. 7.625% 2010                                                                                   $1,500      $  1,742
Motorola, Inc. 8.00% 2011                                                                                     3,250         3,892
Motorola, Inc. 7.50% 2025                                                                                       500           586
Motorola, Inc. 6.50% 2028                                                                                       250           265
Motorola, Inc. 5.22% 2097                                                                                     1,000           810
Nortel Networks Ltd. 6.125% 2006                                                                              5,975         6,109
Xerox Corp. 7.125% 2010                                                                                       5,000         5,425
Sanmina-SCI Corp. 10.375% 2010                                                                                3,750         4,322
Jabil Circuit, Inc. 5.875% 2010                                                                               3,500         3,689
Solectron Corp., Series B, 7.375% 2006                                                                          625           648
Solectron Corp. 9.625% 2009                                                                                   2,750         3,039
Flextronics International Ltd. 9.75% 2010                                                               (euro)2,000         2,980
Freescale Semiconductor, Inc. 6.875% 2011                                                                    $2,400         2,586
Viasystems, Inc. 10.50% 2011                                                                                  1,500         1,478
Lucent Technologies Inc. 7.25% 2006                                                                           1,000         1,050
Exodus Communications, Inc. 11.625% 2010 (4),(5)                                                                382            --
                                                                                                                           53,699

HEALTH CARE -- 2.35%
Columbia/HCA Healthcare Corp. 6.91% 2005                                                                      4,500         4,566
Columbia/HCA Healthcare Corp. 7.00% 2007                                                                      2,500         2,625
Columbia/HCA Healthcare Corp. 8.85% 2007                                                                      2,000         2,158
HCA Inc. 5.50% 2009                                                                                           5,500         5,508
HCA -- The Healthcare Co. 8.75% 2010                                                                          1,250         1,430
HCA Inc. 6.25% 2013                                                                                           1,250         1,263
Concentra Operating Corp. 9.50% 2010                                                                          4,000         4,540
Concentra Operating Corp. 9.125% 2012 (2)                                                                     3,250         3,689
Universal Hospital Services, Inc., Series B, 10.125% 2011                                                     2,400         2,508
Amgen Inc. 4.00% 2009 (2)                                                                                     2,500         2,495
Triad Hospitals, Inc. 7.00% 2012                                                                              2,250         2,379
Aetna Inc. 7.375% 2006                                                                                        1,400         1,458
Aetna Inc. 7.875% 2011                                                                                          750           879
Health Net, Inc. 9.875% 2011 (1)                                                                              1,875         2,265
Tenet Healthcare Corp. 6.375% 2011                                                                            1,000           933
Tenet Healthcare Corp. 9.875% 2014 (2)                                                                        1,000         1,095
Humana Inc. 7.25% 2006                                                                                        1,500         1,580
Quintiles Transnational Corp. 10.00% 2013                                                                     1,250         1,406
Schering-Plough Corp. 5.30% 2013                                                                              1,000         1,047
UnitedHealth Group Inc. 5.20% 2007                                                                            1,000         1,036
Hospira, Inc. 4.95% 2009                                                                                      1,000         1,023
                                                                                                                           45,883

CONSUMER STAPLES -- 2.25%
Ahold Finance U.S.A., Inc. 6.25% 2009                                                                         2,105         2,200
Ahold Finance U.S.A., Inc. 8.25% 2010                                                                         6,005         6,831
Ahold Finance U.S.A., Inc. 6.50% 2017                                                                    (pound)525         1,001
Ahold Lease Pass Through Trust, Series 2001-A-1, 7.82% 2020 (8)                                             $   473           513
Ahold Lease Pass Through Trust, Series 2001-A-2, 8.62% 2025 (8)                                               1,075         1,178
Delhaize America, Inc. 8.125% 2011                                                                            6,400         7,493
Jean Coutu Group (PJC) Inc. 7.625% 2012 (2)                                                                     300           319
Jean Coutu Group (PJC) Inc. 8.50% 2014 (2)                                                                    6,700         6,901
CVS Corp. 6.117% 2013 (2),(8)                                                                                 1,391         1,476
CVS Corp. 5.298% 2027 (2),(8)                                                                                 3,625         3,624
Stater Bros. Holdings Inc. 5.99% 2010 (1)                                                                     2,550         2,633
Stater Bros. Holdings Inc. 8.125% 2012                                                                          500           531
Rite Aid Corp. 6.875% 2013                                                                                    2,125         1,923


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

CONSUMER STAPLES (continued)
Winn-Dixie Stores, Inc. 8.875% 2008                                                                          $2,000      $  1,900
SUPERVALU INC. 7.50% 2012                                                                                     1,500         1,753
Gold Kist Inc. 10.25% 2014                                                                                    1,371         1,611
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B, 9.50% 2010                        1,000         1,110
Duane Reade Inc. 7.01% 2010 (1),(2)                                                                           1,000         1,020
                                                                                                                           44,017

ENERGY -- 1.90%
Premcor Refining Group Inc. 9.25% 2010                                                                        3,750         4,256
Premcor Refining Group Inc. 6.125% 2011                                                                       2,000         2,105
Premcor Refining Group Inc. 6.75% 2011                                                                        2,700         2,923
Premcor Refining Group Inc. 9.50% 2013                                                                          650           757
Premcor Refining Group Inc. 6.75% 2014                                                                        2,000         2,135
Premcor Refining Group Inc. 7.50% 2015                                                                          275           299
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009 (2),(8)                                                 5,212         5,124
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009 (8)                                                        87            86
Newfield Exploration Co. 8.375% 2012                                                                          3,250         3,656
Newfield Exploration Co. 6.625% 2014 (2)                                                                      1,000         1,063
Tengizchevroil Finance Co. S.ar.L., Series A, 6.124% 2014 (2),(8)                                             3,250         3,274
Williams Companies, Inc. 7.125% 2011                                                                            500           549
Williams Companies, Inc. 8.125% 2012                                                                          1,830         2,123
General Maritime Corp. 10.00% 2013                                                                            2,200         2,541
Petrozuata Finance, Inc., Series B, 8.22% 2017 (2),(8)                                                        2,500         2,509
Teekay Shipping Corp. 8.875% 2011                                                                             1,200         1,398
Devon Financing Corp., ULC 6.875% 2011                                                                          750           851
Southern Natural Gas Co. 8.00% 2032                                                                             750           822
Reliance Industries Ltd., Series B, 10.25% 2097                                                                 500           551
                                                                                                                           37,022

ASSET-BACKED OBLIGATIONS8 -- 1.82%
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-B-1, 8.395% 2016                                3,510         3,632
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-1, 8.20% 2020                                   3,300         3,508
CWABS, Inc., Series 2004-15, Class 2-F-4, 4.614% 2032                                                         2,000         1,994
CWABS, Inc., Series 2004-12, Class 2-AV-2, 2.698% 2033 (1)                                                    2,500         2,502
Residential Asset Securities Corp. Trust, Series 2003-KS10, Class A-I-2, 2.71% 2026                           1,600         1,595
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-I-2, 2.64% 2035 (1)                       2,500         2,498
MBNA Credit Card Master Note Trust, Series 2002-1, Class C, 6.80% 2014                                        2,500         2,777
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2-B, 2.73% 2035 (1)            2,500         2,501
Green Tree Financial Corp., Series 1995-6, Class B-2, 8.00% 2026 (4)                                            803            40
Green Tree Financial Corp., Series 1996-5, Class B-2, 8.45% 2027 (4)                                            660             3
Green Tree Financial Corp., Series 1997-8, Class B-2, 7.75% 2028 (4)                                            342             2
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029 (4)                                    1,699         1,478
Conseco Finance Manufactured Housing Contract Trust, Series 2001-3, Class A-2, 5.16% 2033                       199           200
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A, Class FX, 10.421% 2007 (2)          1,500         1,568
CitiFinancial Mortgage Securities Inc., Series 2003-3, Class AF-5, 4.553% 2033                                1,500         1,491
MMCA Auto Owner Trust, Series 2002-2, Class A-4, 4.30% 2010                                                   1,477         1,483
Hyundai Auto Receivables Trust, Series 2002-A, Class B, 3.54% 2009 (2)                                        1,250         1,254
Banco Itau SA, Series 2002, XLCA insured, 2.78% 2007 (1),(2)                                                  1,259         1,250
Household Automotive Trust, Series 2001-3, Class A-4, 4.37% 2008                                              1,000         1,006
Franklin Auto Trust, Series 2002-1, Class A-4, MBIA insured, 4.51% 2010                                         918           930
First Investors Auto Owners Trust, Series 2003-A, Class A, MBIA insured, 2.58% 2011 (2)                         907           899
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60% 2011 (2)                                 750           801
Nordstrom Credit Card Master Note Trust, Series 2002-1, Class B, 3.103% 2010 (1),(2)                            750           756
CPS Auto Receivables Trust, Series 2002-B, Class A-2, XLCA insured, 3.50% 2009 (2)                              524           526
AmeriCredit Automobile Receivables Trust, Series 2002-D, Class A-3, FSA insured, 2.72% 2007                     465           465
Pass-through Amortizing Credit Card Trusts, Series 2002-1A, Class A-2FX, 4.685% 2012 (2)                         94            94
Pass-through Amortizing Credit Card Trusts, Series 2002-1A, Class A-3FX, 6.298% 2012 (2)                        251           251
ACLC Business Loan Receivables Trust, Series 2002-1, Class A-1, 5.408% 2022 (2)                                  96            96
                                                                                                                           35,600


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

NON-U.S. GOVERNMENT OBLIGATIONS -- 1.76%
German Government 5.25% 2008                                                                            (euro)5,650         8,203
German Government 5.25% 2011                                                                                  1,750         2,631
United Mexican States Government Global 4.625% 2008                                                          $2,735         2,773
United Mexican States Government Global 8.625% 2008                                                           2,500         2,844
United Mexican States Government Global 10.375% 2009                                                            500           613
United Mexican States Government Global 9.875% 2010                                                           1,000         1,232
United Mexican States Government Global 11.375% 2016                                                            750         1,109
Russian Federation 8.25% 2010                                                                                 3,500         3,891
Russian Federation 8.25% 2010 (2)                                                                             2,000         2,224
Panama (Republic of) Global 9.375% 2023                                                                       1,920         2,227
Panama (Republic of) Global 9.375% 2029                                                                       1,000         1,180
Brazil (Federal Republic of) 14.50% 2009                                                                      1,500         2,008
Brazil (Federal Republic of) Global 10.25% 2013                                                                 375           443
Canadian Government 4.25% 2026 (6)                                                                          C$1,200         1,395
Dominican Republic 9.04% 2013 (2)                                                                            $1,000           833
State of Qatar 9.75% 2030                                                                                       500           728
                                                                                                                           34,334

MUNICIPALS -- 0.78%
State of New Jersey, Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds,
  Series 2003, 4.375% 2019                                                                                    1,500         1,497
State of New Jersey, Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds,
  Series 2003, 6.125% 2024                                                                                      750           742
State of New Jersey, Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds,
  Series 2002, 5.75% 2032                                                                                     1,455         1,390
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement
  Asset-backed Bonds, 6.125% 2027                                                                             3,210         3,206
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
  Series 2003-A1, 5.00% 2021                                                                                  1,640         1,656
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
  Series 2003-A1, 6.25% 2033                                                                                  1,500         1,502
State of North Carolina, Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Federally Taxable,
  Series 2003-E, 5.55% 2014                                                                                   1,625         1,623
State of South Dakota, Educational Enhancement Funding Corp. Tobacco Settlement Asset-backed Bonds,
  Series 2002-A, Class A, 6.72% 2025                                                                          1,637         1,573
State of California, Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-E, 4.33% 2006             1,500         1,516
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
  Series 2001-A, Class A, 6.36% 2025                                                                            535           528
                                                                                                                           15,233


Total bonds & notes (cost: $1,517,268,000)                                                                              1,581,989


                                                                                                         Shares or
Convertible securities -- 0.96%                                                                     principal amount

CONSUMER DISCRETIONARY -- 0.40%
Amazon.com, Inc. 4.75% convertible subordinated debentures 2009                                            $648,000           652
Amazon.com, Inc. 6.875% PEACS convertible subordinated notes 2010                                   (euro)4,300,000         5,970
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032                            24,400         1,288
                                                                                                                            7,910

TELECOMMUNICATION SERVICES -- 0.24%
Hellenic Exchangeable Finance SCA 2.00% exchangeable bonds 2005                                     (euro)1,750,000         2,611
American Tower Corp. 5.00% convertible debentures 2010                                                   $2,000,000         2,020
                                                                                                                            4,631

INFORMATION TECHNOLOGY -- 0.17%
Conexant Systems, Inc. 4.00% convertible subordinated notes 2007                                         $1,500,000         1,365
SCI Systems, Inc. 3.00% convertible subordinated debentures 2007                                         $1,000,000           970
Celestica Inc. 0% convertible debentures 2020                                                            $1,700,000           948
                                                                                                                            3,283

                                                                                                         Shares or    Market amount
Convertible securities                                                                             principal amount         (000)

FINANCIALS -- 0.15%
Providian Financial Corp. 3.25% convertible debentures 2005                                              $3,000,000      $  3,011


Total convertible securities (cost: $13,420,000)                                                                           18,835


Rights & warrants -- 0.04%                                                                                    Shares

TELECOMMUNICATION SERVICES -- 0.04%
American Tower Corp., warrants, expire 2008 (2),(11)                                                          3,000           690
XO Communications, Inc., Series A, warrants, expire 2010 (11)                                                 1,698             1
XO Communications, Inc., Series B, warrants, expire 2010 (11)                                                 1,273             1
XO Communications, Inc., Series C, warrants, expire 2010 (11)                                                 1,273             0
GT Group Telecom Inc., warrants, expire 2010 (2),(5),(11)                                                     1,000            --

Total rights & warrants (cost: $54,000)                                                                                       692


Preferred stocks -- 3.02%

FINANCIALS -- 2.98%
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (undated) (1),(2)                        6,430,000         7,528
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred (undated) (1),(2)                  6,075,000         6,886
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual preferred (undated) (1),(2)     8,030,000        10,015
Fannie Mae, Series O, 7.00% preferred 2007 (2),(11)                                                         130,000         7,280
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred (undated) (1),(2)                4,650,000         5,439
ING Capital Funding Trust III 8.439% noncumulative preferred (undated) (1)                                4,250,000         5,095
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred (undated) (1),(2)                            3,750,000         4,324
Royal Bank of Scotland Group PLC, Series 3 Preference Shares, 7.816% (undated)                            2,200,000         2,288
RBS Capital Trust I noncumulative trust preferred 4.709% (undated) (1)                                    1,500,000         1,464
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred (undated) (1),(2)                          1,175,000         1,300
BNP Paribas Capital Trust 9.003% noncumulative trust preferred (undated) (1),(2)                            850,000         1,049
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities (2)                      65,000         1,763
ACE Ltd., Series C, 7.80% preferred depositary shares                                                        60,000         1,593
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares (undated) (1),(2)    750,000           868
First Republic Capital Corp., Series A, 10.50% preferred (2),(5)                                                750           789
NB Capital Corp., Series A, 8.35% exchangeable preferred depositary shares                                   20,000           556
                                                                                                                           58,237

TELECOMMUNICATION SERVICES -- 0.04%
Dobson Communications Corp. 13.00% senior exchangeable preferred 2009 (5)                                     1,807           813


CONSUMER DISCRETIONARY -- 0.00%
Adelphia Communications Corp., Series B, 13.00% preferred 2009 (11)                                           5,000             6


INFORMATION TECHNOLOGY -- 0.00%
ZiLOG, Inc. -- MOD III Inc., units (5)                                                                            55           --


Total preferred stocks (cost: $54,946,000)                                                                                 59,056



                                                                                                                       Market amount
Common stocks -- 0.22%                                                                                        Shares         (000)

TELECOMMUNICATION SERVICES -- 0.17%
NTELOS Inc.2,5,11                                                                                            67,399    $    2,463
Nextel Communications, Inc., Class A (11)                                                                    26,609           798
XO Communications, Inc. (11)                                                                                    848             3
                                                                                                                            3,264

INDUSTRIALS -- 0.04%
Delta Air Lines, Inc. (2),(5),(11)                                                                           60,887           387
DigitalGlobe, Inc. (2),(5),(11)                                                                             306,464           307
                                                                                                                              694

INFORMATION TECHNOLOGY -- 0.01%
ZiLOG, Inc. (11)                                                                                             32,500           260


HEALTH CARE -- 0.00%
Clarent Hospital Corp. (5),(11)                                                                              16,114             8


Total common stocks (cost: $4,120,000)                                                                                      4,226


                                                                                                   Principal amount
Short-term securities -- 14.57%                                                                                (000)

Pfizer Inc 2.13%-2.23% due 1/18-2/1/2005 (2),(7)                                                            $39,250        39,184
Procter & Gamble Co. 1.97%-2.14% due 1/21/2005 (2)                                                           28,500        28,464
U.S. Treasury Bills 1.785%-2.05% due 1/20-3/10/2005                                                          28,300        28,239
Coca-Cola Co. 2.15%-2.17% due 1/14-1/28/2005                                                                 17,100        17,081
Tennessee Valley Authority 2.15% due 1/20/2005                                                               16,400        16,380
NetJets Inc. 2.03% due 1/14/2005 (2)                                                                         15,600        15,587
Harley-Davidson Funding Corp. 2.26% due 1/13/2005 (2)                                                        15,250        15,238
Scripps (E.W.) Co. 2.15% due 1/12/2005 (2)                                                                   15,000        14,989
SBC Communications Inc. 2.30% due 1/26/2005 (2)                                                              15,000        14,975
Hershey Foods Corp. 2.18% due 1/26/2005 (2)                                                                  13,800        13,778
Abbott Laboratories Inc. 2.16%-2.25% due 1/18-1/20/2005 (2)                                                  12,500        12,486
Three Pillars Funding, LLC 2.34% due 1/12/2005 (2)                                                           12,000        11,991
Private Export Funding Corp. 2.08% due 2/8/2005 (2)                                                          10,000         9,975
Freddie Mac 2.27%-2.373% due 2/1-3/8/2005 (7)                                                                 9,500         9,469
Eli Lilly and Co. 2.01%-2.03% due 1/12-1/19/2005 (2)                                                          9,200         9,193
Wal-Mart Stores Inc. 2.21% due 1/26/2005 (2)                                                                  8,400         8,387
General Electric Capital Corp. 2.20% due 1/3/2005                                                             8,100         8,099
PepsiCo Inc. 2.24% due 1/13/2005 (2)                                                                          5,400         5,396
Clipper Receivables Co., LLC 2.34% due 1/13/2005 (2)                                                          4,300         4,296
CAFCO, LLC 2.36% due 2/22/2005 (2)                                                                            1,500         1,495

Total short-term securities (cost: $284,704,000)                                                                          284,702


Total investment securities (cost: $1,874,512,000)                                                                      1,949,500
Other assets less liabilities                                                                                               4,245

Net assets                                                                                                             $1,953,745





(1)  Coupon rate may change periodically.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $508,896,000, which represented 26.05% of the net assets of the fund.

(3)  Step bond; coupon rate will increase at a later date.

(4) Company not making scheduled interest payments; bankruptcy proceedings pending.

(5) Valued under fair value procedures adopted by authority of the Board of Trustees.

(6) Index-linked bond whose principal amount moves with a government retail price index.

(7) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(8) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

(9) Company did not make principal payment upon scheduled maturity date; reorganization pending.

(10) This unit also contains 52,000 par of Drax Group Ltd., Class A-3, 10.038% 2020 and 52,000 shares of Drax Group Ltd. common stock.

(11) Security did not produce income during the last 12 months.





HIGH INCOME BOND FUND

Investment portfolio
December 31, 2004

                                                                                                   Principal amount     Market value
Bonds & notes -- 77.67%                                                                                        (000)         (000)

CONSUMER DISCRETIONARY -- 22.73%
Ford Motor Credit Co. 7.375% 2009                                                                          $  1,750      $  1,890
Ford Motor Credit Co. 7.875% 2010                                                                            10,050        11,085
General Motors Acceptance Corp. 6.125% 2007                                                                   1,500         1,545
General Motors Acceptance Corp. 7.75% 2010                                                                    2,300         2,471
General Motors Acceptance Corp. 6.875% 2011                                                                   2,000         2,052
General Motors Corp. 7.20% 2011                                                                               1,000         1,027
General Motors Acceptance Corp. 4.56% 2014 (1)                                                                1,650         1,622
J.C. Penney Co., Inc. 7.375% 2008                                                                               250           276
J.C. Penney Co., Inc. 8.00% 2010                                                                                750           861
J.C. Penney Co., Inc. 9.00% 2012                                                                                376           465
J.C. Penney Co., Inc. 6.875% 2015                                                                             2,000         2,175
J.C. Penney Co., Inc. 7.65% 2016                                                                              1,400         1,610
J.C. Penney Co., Inc. 7.95% 2017                                                                                500           587
J.C. Penney Co., Inc. 7.625% 2097                                                                             2,300         2,461
Young Broadcasting Inc. 8.50% 2008                                                                              900           967
Young Broadcasting Inc. 10.00% 2011                                                                           6,392         6,855
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 10.75% 2009              600           549
CCH II, LLC and CCH II Capital Corp. 10.25% 2010                                                              1,333         1,420
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 0%/13.50% 2011 (2)     1,050           887
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 0%/12.125% 2012 (2)    1,000           685
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012 (3)       1,975         2,064
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013                                                   1,808         1,876
Telenet Communications NV 9.00% 2013                                                                   (euro) 2,850         4,323
Telenet Group Holding NV 0%/11.50% 2014 (2),(3)                                                              $3,275         2,505
Cinemark USA, Inc. 9.00% 2013                                                                                 4,545         5,210
Cinemark, Inc. 0%/9.75% 2014 (2)                                                                              2,000         1,520
Six Flags, Inc. 9.50% 2009                                                                                    2,000         2,090
Six Flags, Inc. 8.875% 2010                                                                                     625           636
Six Flags, Inc. 9.75% 2013                                                                                    2,125         2,167
Six Flags, Inc. 9.625% 2014                                                                                   1,500         1,515
CanWest Media Inc., Series B, 10.625% 2011                                                                      625           705
CanWest Media Inc. 8.00% 2012 (3)                                                                             3,566         3,842
CanWest Media Inc., Series B, 7.625% 2013                                                                     1,650         1,805
FrontierVision 11.00% 2006 (4)                                                                                2,650         3,485
Adelphia Communications Corp. 10.25% 2011 (4)                                                                   450           458
Century Communications Corp. 0% 2003 (5)                                                                      1,000         1,065
Quebecor Media Inc. 11.125% 2011                                                                              2,270         2,605
Sun Media Corp. 7.625% 2013                                                                                   2,000         2,192
Carmike Cinemas, Inc. 7.50% 2014                                                                              4,275         4,398
Radio One, Inc., Series B, 8.875% 2011                                                                        4,000         4,375


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

CONSUMER DISCRETIONARY (continued)
RH Donnelley Inc. 8.875% 2010 (3)                                                                            $1,000        $1,120
RH Donnelley Inc. 10.875% 2012 (3)                                                                            2,500         2,981
Kabel Deutschland GmbH 10.625% 2014 (3)                                                                       3,480         4,019
Dex Media East LLC, Dex Media East Finance Co., Series B, 9.875% 2009                                           500           572
Dex Media, Inc., Series B, 0%/9.00% 2013 (2)                                                                    250           197
Dex Media, Inc., Series B, 0%/9.00% 2013 (2)                                                                    250           197
Dex Media, Inc. 8.00% 2013                                                                                    2,575         2,800
Stoneridge, Inc. 11.50% 2012                                                                                  3,150         3,678
Visteon Corp. 8.25% 2010                                                                                      3,000         3,157
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012                                2,750         3,004
Royal Caribbean Cruises Ltd. 7.00% 2007                                                                         725           781
Royal Caribbean Cruises Ltd. 8.00% 2010                                                                       1,375         1,561
Royal Caribbean Cruises Ltd. 8.75% 2011                                                                         275           326
Royal Caribbean Cruises Ltd. 6.875% 2013                                                                        250           271
NTL Cable PLC 8.75% 2014 (1),(3)                                                                              1,350         1,529
NTL Cable PLC 8.75% 2014                                                                                  (euro)500           757
NTL Cable PLC 9.75% 2014                                                                                 (pound)300           615
D.R. Horton, Inc. 8.00% 2009                                                                                 $1,875         2,107
D.R. Horton, Inc. 7.875% 2011                                                                                   300           345
Schuler Homes, Inc. 10.50% 2011                                                                                 250           286
D.R. Horton, Inc. 6.875% 2013                                                                                    75            82
Technical Olympic USA, Inc. 9.00% 2010                                                                          900           967
Technical Olympic USA, Inc. 10.375% 2012                                                                      1,500         1,687
NextMedia Operating, Inc. 10.75% 2011                                                                         2,250         2,531
Toys "R" Us, Inc. 7.625% 2011                                                                                   275           275
Toys "R" Us, Inc. 7.875% 2013                                                                                 1,895         1,890
Toys "R" Us, Inc. 7.375% 2018                                                                                   330           307
Mohegan Tribal Gaming Authority 6.375% 2009                                                                   1,695         1,750
Mohegan Tribal Gaming Authority 7.125% 2014                                                                     575           608
Mirage Resorts, Inc. 6.75% 2007                                                                                 550           580
Mirage Resorts, Inc. 6.75% 2008                                                                                 500           528
MGM MIRAGE 6.00% 2009                                                                                         1,150         1,184
Boyds Collection, Ltd., Series B, 9.00% 2008                                                                  2,389         2,281
Buffets, Inc. 11.25% 2010                                                                                     2,025         2,177
Blockbuster Inc. 9.00% 2012 (3)                                                                               2,175         2,159
Tenneco Automotive Inc., Series B, 10.25% 2013                                                                1,500         1,777
Tenneco Automotive Inc. 8.625% 2014 (3)                                                                         350           366
AMC Entertainment Inc. 9.50% 2011                                                                               767           797
AMC Entertainment Inc. 9.875% 2012                                                                              375           411
AMC Entertainment Inc. 8.00% 2014                                                                               850           850
K. Hovnanian Enterprises, Inc. 10.50% 2007                                                                      625           722
K. Hovnanian Enterprises, Inc. 6.00% 2010 (3)                                                                 1,250         1,264
William Lyon Homes, Inc. 10.75% 2013                                                                          1,750         1,975
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013                                              1,725         1,943
ITT Corp. 6.75% 2005                                                                                          1,325         1,368
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 2012                                                           500           574
Dillard's, Inc. 6.69% 2007                                                                                      790           831
Dillard's, Inc. 6.30% 2008                                                                                      700           724
Dillard Department Stores, Inc. 7.85% 2012                                                                      350           382
Boyd Gaming Corp. 9.25% 2009                                                                                    250           270
Boyd Gaming Corp. 7.75% 2012                                                                                  1,000         1,096
Boyd Gaming Corp. 8.75% 2012                                                                                    500           559
TRW Automotive Acquisition Corp. 9.375% 2013                                                                    807           940
TRW Automotive Acquisition Corp. 11.00% 2013                                                                    650           787
Argosy Gaming Co. 7.00% 2014                                                                                  1,450         1,610
PETCO Animal Supplies, Inc. 10.75% 2011                                                                       1,300         1,528


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

CONSUMER DISCRETIONARY (continued)
Mediacom LLC and Mediacom Capital Corp. 9.50% 2013                                                           $1,500   $     1,513
Fisher Communications, Inc. 8.625% 2014 (3)                                                                   1,360         1,476
EchoStar DBS Corp. 5.75% 2008                                                                                   600           611
EchoStar DBS Corp. 9.125% 2009                                                                                  781           863
Delphi Trust II, trust preferred securities, 6.197% 2033 (1)                                                  1,500         1,405
Beazer Homes USA, Inc. 8.375% 2012                                                                            1,250         1,381
Hilton Hotels Corp. 7.625% 2008                                                                                 265           294
Hilton Hotels Corp. 7.20% 2009                                                                                  610           681
Hilton Hotels Corp. 7.625% 2012                                                                                 225           264
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014 (3)                          1,225         1,191
Univision Communications Inc. 7.85% 2011                                                                      1,000         1,181
Lear Corp., Series B, 8.11% 2009                                                                              1,000         1,135
LBI Media, Inc. 10.125% 2012                                                                                  1,000         1,121
Regal Cinemas Corp., Series B, 9.375% 2012 (6)                                                                1,000         1,090
WCI Communities, Inc. 10.625% 2011                                                                              975         1,087
Cooper Standard Automotive Group 7.00% 2012 (3)                                                                 300           306
Cooper Standard Automotive Group 8.375% 2014 (3)                                                                750           752
Gaylord Entertainment Co. 8.00% 2013                                                                            500           543
Gaylord Entertainment Co. 6.75% 2014 (3)                                                                        500           505
Videotron Ltee 6.875% 2014                                                                                    1,000         1,039
Warner Music Group 7.375% 2014 (3)                                                                            1,000         1,030
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014 (3)                                          1,000           995
Standard Pacific Corp. 5.125% 2009                                                                            1,000           990
Lighthouse International Co. SA 8.00% 2014                                                                (euro)675           946
Globo Comunicacoes e Participacoes Ltda., Series B, 10.50% 2006 (3),(4)                                     $   630           602
Globo Comunicacoes e Participacoes Ltda., Series B, 10.50% 2006 (4)                                             360           344
Reader's Digest Association, Inc. 6.50% 2011                                                                    900           945
Sealy Mattress Co. 8.25% 2014                                                                                   850           905
Perkins Family Restaurants, LP, Perkins Finance Corp., Series B, 10.125% 2007                                   850           873
Payless ShoeSource, Inc. 8.25% 2013                                                                             750           770
Jostens IH Corp. 7.625% 2012 (3)                                                                                725           758
Bombardier Recreational Products Inc. 8.375% 2013                                                               700           751
RBS-Zero Editora Jornalistica SA 11.00% 2010 (3)                                                                758           720
YUM! Brands, Inc. 7.70% 2012                                                                                    500           593
AOL Time Warner Inc. 6.875% 2012                                                                                500           570
Warnaco, Inc. 8.875% 2013                                                                                       500           553
Grupo Posadas, SA de CV 8.75% 2011 (3)                                                                          500           536
Ryland Group, Inc. 5.375% 2008                                                                                  500           523
Dana Corp. 5.85% 2015 (3)                                                                                       500           498
Liberty Media Corp. 5.70% 2013                                                                                  500           497
R.J. Tower Corp., Series B, 12.00% 2013                                                                         375           296
Harrah's Operating Co., Inc. 7.125% 2007                                                                        250           268
ArvinMeritor, Inc. 6.625% 2007                                                                                  250           263
Key Plastics Holdings, Inc., Series B, 10.25% 2007 (4),(6)                                                    4,000            50
                                                                                                                          194,123

TELECOMMUNICATION SERVICES -- 10.97%
Crown Castle International Corp. 9.375% 2011                                                                    750           844
Crown Castle International Corp. 10.75% 2011                                                                    850           926
Crown Castle International Corp. 7.50% 2013                                                                   5,025         5,427
Crown Castle International Corp., Series B, 7.50% 2013                                                        4,050         4,374
American Tower Corp. 9.375% 2009                                                                                405           430
American Tower Corp. 7.25% 2011                                                                                 675           719
American Tower Corp. 7.125% 2012 (3)                                                                          8,115         8,338
American Tower Corp. 7.50% 2012                                                                               1,925         2,031
Qwest Capital Funding, Inc. 7.75% 2006                                                                          750           793


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

TELECOMMUNICATION SERVICES (continued)
Qwest Capital Funding, Inc. 7.00% 2009                                                                       $3,250      $  3,226
Qwest Services Corp. 13.50% 2010 (3)                                                                          4,824         5,825
Qwest Capital Funding, Inc. 7.25% 2011                                                                          950           936
Qwest Services Corp. 14.00% 2014 (3)                                                                            400           508
Nextel Communications, Inc. 6.875% 2013                                                                       1,170         1,275
Nextel Communications, Inc. 7.375% 2015                                                                       6,460         7,138
Dobson Communications Corp. 10.875% 2010                                                                      1,400         1,092
American Cellular Corp., Series B, 10.00% 2011                                                                2,425         2,092
Dobson Cellular Systems, Inc. 9.875% 2012 (3)                                                                 3,100         3,069
Dobson Communications Corp. 8.875% 2013                                                                         712           504
British Telecommunications PLC 7.125% 2011 (1)                                                          (euro)3,500         5,613
Centennial Cellular Corp. 10.75% 2008 (1)                                                                    $1,456         1,518
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013                        1,695         1,911
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC and
     Centennial Puerto Rico Operations Corp. 8.625% 2014 (1)                                                  1,800         1,858
Triton PCS, Inc. 8.75% 2011                                                                                     850           676
Triton PCS, Inc. 9.375% 2011                                                                                  2,640         2,125
Triton PCS, Inc. 8.50% 2013                                                                                   1,625         1,576
Western Wireless Corp. 9.25% 2013                                                                             3,925         4,288
Nextel Partners, Inc. 12.50% 2009                                                                               769           875
Nextel Partners, Inc. 8.125% 2011                                                                             1,970         2,197
Nextel Partners, Inc. 8.125% 2011                                                                             1,000         1,115
AT&T Corp. 9.05% 2011 (1)                                                                                     3,050         3,527
Rogers Wireless Inc. 7.25% 2012 (3)                                                                             600           639
Rogers Wireless Inc. 7.50% 2015 (3)                                                                           2,175         2,305
Cincinnati Bell Inc. 7.25% 2013                                                                               2,470         2,550
SBC Communications Inc. 4.125% 2009                                                                           2,500         2,498
France Telecom 8.50% 2011 (1)                                                                                 1,875         2,239
Sprint Capital Corp. 6.375% 2009                                                                              1,480         1,609
SpectraSite, Inc. 8.25% 2010                                                                                  1,075         1,153
SBA Communications Corp. 8.50% 2012 (3)                                                                         775           794
TeleCorp PCS, Inc. 10.625% 2010                                                                                 650           709
FairPoint Communications, Inc. 11.875% 2010                                                                     550           646
PCCW-HKT Capital Ltd. 8.00% 2011 (1),(3)                                                                        500           586
US Unwired Inc., Series B, 10.00% 2012                                                                          500           566
Millicom International Cellular SA 10.00% 2013 (3)                                                              500           526
AirGate PCS, Inc. 9.375% 2009 (3)                                                                                27            29
GT Group Telecom Inc. 0%/13.25% 2010 (2),(4),(6)                                                              4,000             --
                                                                                                                           93,675

MATERIALS -- 10.97%
Owens-Illinois, Inc. 8.10% 2007                                                                                 500           535
Owens-Brockway Glass Container Inc. 8.875% 2009                                                                 785           857
Owens-Illinois, Inc. 7.50% 2010                                                                               1,275         1,359
Owens-Brockway Glass Container Inc. 7.75% 2011                                                                2,425         2,637
Owens-Brockway Glass Container Inc. 8.75% 2012                                                                1,525         1,727
Owens-Brockway Glass Container Inc. 6.75% 2014                                                           (euro) 375           535
Abitibi-Consolidated Co. of Canada 5.25% 2008                                                                $1,000           984
Abitibi-Consolidated Finance LP 7.875% 2009                                                                   1,500         1,594
Abitibi-Consolidated Inc. 8.55% 2010                                                                          2,250         2,450
Abitibi-Consolidated Co. of Canada 5.99% 2011 (1)                                                             1,000         1,035
Abitibi-Consolidated Co. of Canada 6.00% 2013                                                                 1,025           983
Millennium America Inc. 9.25% 2008                                                                            1,275         1,457
Lyondell Chemical Co. 9.50% 2008                                                                              1,000         1,090
Equistar Chemicals, LP 10.125% 2008                                                                             525           608
Equistar Chemicals, LP 8.75% 2009                                                                               150           169


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

MATERIALS (continued)
Equistar Chemicals, LP and Equistar Funding Corp. 10.625% 2011                                              $   200     $     233
Lyondell Chemical Co. 10.50% 2013                                                                             2,000         2,390
Millennium America Inc. 7.625% 2026                                                                             975           965
Freeport-McMoRan Copper & Gold Inc. 10.125% 2010                                                              5,900         6,770
Georgia-Pacific Corp. 7.50% 2006                                                                                250           263
Fort James Corp. 6.875% 2007                                                                                    125           133
Georgia-Pacific Corp. 8.875% 2010                                                                               675           789
Georgia-Pacific Corp. 8.125% 2011                                                                             3,225         3,725
Georgia-Pacific Corp. 9.50% 2011                                                                                350           433
Georgia-Pacific Corp. 7.70% 2015                                                                                350           402
Stone Container Corp. 9.25% 2008                                                                              1,000         1,110
Stone Container Corp. 9.75% 2011                                                                              1,175         1,292
Jefferson Smurfit Corp. (U.S.) 7.50% 2013                                                                     2,700         2,896
Crystal US Holdings 3 LLC and Crystal US Sub 3 Corp., Series B, 0%/10.50% 2014 (2),(3)                        4,750         3,277
BCP Caylux Holdings Luxembourg SCA 9.625% 2014 (3)                                                            1,150         1,302
Earle M. Jorgensen Co. 9.75% 2012                                                                             3,150         3,559
Nalco Co. 7.75% 2011                                                                                          3,140         3,407
Building Materials Corp. of America 7.75% 2014 (3)                                                            3,100         3,143
Gerdau Ameristeel Corp. and GUSAP Partners 10.375% 2011                                                       2,500         2,944
Graphic Packaging International, Inc. 8.50% 2011                                                              1,625         1,783
Graphic Packaging International, Inc. 9.50% 2013                                                                750           857
Ainsworth Lumber Co. Ltd. 7.25% 2012 (3)                                                                        500           511
Ainsworth Lumber Co. Ltd. 6.75% 2014                                                                          2,025         1,992
Longview Fibre Co. 10.00% 2009                                                                                2,250         2,469
Oregon Steel Mills, Inc. 10.00% 2009                                                                          2,200         2,458
United States Steel Corp. 9.75% 2010                                                                          2,103         2,408
Koppers Inc. 9.875% 2013                                                                                      1,800         2,061
KI Holdings Inc. 0%/9.875% 2014 (2),(3)                                                                         450           290
Rhodia 10.25% 2010                                                                                            2,000         2,260
Luscar Coal Ltd. 9.75% 2011                                                                                   1,900         2,166
INVISTA 9.25% 2012 (3)                                                                                        1,675         1,876
Kappa Beheer BV 10.625% 2009                                                                            (euro)1,250         1,799
Rockwood Specialties Group, Inc. 7.50% 2014 (3)                                                                $700           730
Rockwood Specialties Group, Inc. 7.625% 2014                                                              (euro)700           978
Sino-Forest Corp. 9.125% 2011 (3)                                                                            $1,305         1,432
Indah Kiat International Finance Co. BV 11.875% 2002 (5)                                                      2,000         1,310
Ispat Inland ULC 9.75% 2014                                                                                     975         1,209
Graham Packaging Co., LP 9.875% 2014 (3)                                                                      1,000         1,073
Boise Cascade, LLC and Boise Cascade Fin. Corp. 7.125% 2014 (3)                                                 900           956
Tekni-Plex, Inc., Series B, 12.75% 2010                                                                       1,000           955
Crompton Corp. 7.67% 2010 (1),(3)                                                                               800           874
Allegheny Technologies, Inc. 8.375% 2011                                                                        750           836
Norampac Inc. 6.75% 2013                                                                                        750           793
Airgas, Inc. 6.25% 2014                                                                                         750           769
Huntsman LLC 11.50% 2012 (3)                                                                                    575           683
Steel Dynamics, Inc. 9.50% 2009                                                                                 500           550
AMH Holdings, Inc. 0%/11.25% 2014 (2)                                                                           750           544
                                                                                                                           93,675

INDUSTRIALS -- 6.80%
Allied Waste North America, Inc. 8.50% 2008                                                                   1,175         1,251
Allied Waste North America, Inc., Series B, 8.875% 2008                                                       1,125         1,209
Allied Waste North America, Inc., Series B, 6.50% 2010                                                        1,000           985
Allied Waste North America, Inc., Series B, 5.75% 2011                                                        1,000           945
Allied Waste North America, Inc., Series B, 6.125% 2014                                                       1,500         1,417
Allied Waste North America, Inc., Series B, 7.375% 2014                                                       1,650         1,588


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

INDUSTRIALS (continued)
Northwest Airlines, Inc. 8.875% 2006                                                                         $1,500      $  1,446
Northwest Airlines, Inc. 9.875% 2007                                                                          2,325         2,110
Northwest Airlines, Inc. 7.875% 2008                                                                            665           545
Northwest Airlines, Inc. 10.00% 2009                                                                          2,550         2,161
Laidlaw International, Inc. 10.75% 2011                                                                       4,475         5,247
Terex Corp. 9.25% 2011                                                                                        1,500         1,691
Terex Corp., Class B, 10.375% 2011                                                                            1,260         1,417
Terex Corp. 7.375% 2014                                                                                       1,500         1,616
Jacuzzi Brands, Inc. 9.625% 2010                                                                              2,750         3,066
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012 (3)                                             2,600         2,808
Delta Air Lines, Inc. 8.00% 2007 (3)                                                                          2,300         1,708
Delta Air Lines, Inc. 10.00% 2008                                                                             1,000           743
American Standard Inc. 8.25% 2009                                                                             1,500         1,734
American Standard Inc. 7.625% 2010                                                                              500           572
DRS Technologies, Inc. 6.875% 2013 (3)                                                                        1,475         1,549
DRS Technologies, Inc. 6.875% 2013                                                                              700           735
AGCO Corp. 9.50% 2008                                                                                         1,750         1,873
AGCO Corp. 6.875% 2014                                                                                   (euro) 250           361
Nortek, Inc. 8.50% 2014 (3)                                                                                  $2,110         2,216
United Rentals (North America), Inc., Series B, 6.50% 2012                                                    1,750         1,715
United Rentals (North America), Inc. 7.75% 2013                                                                 500           493
Tyco International Group SA 6.125% 2008                                                                       1,500         1,617
Tyco International Group SA 6.125% 2009                                                                         500           540
Standard Aero Holdings, Inc. 8.25% 2014 (3)                                                                   1,625         1,763
Bombardier Capital Inc., Series A, 6.125% 2006 (3)                                                            1,000         1,005
Bombardier Inc. 6.75% 2012 (3)                                                                                  600           554
Continental Airlines, Inc. 8.00% 2005                                                                         1,000           980
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022 (7)                                           540           547
TFM, SA de CV 10.25% 2007                                                                                       365           391
TFM, SA de CV 11.75% 2009                                                                                        70            72
TFM, SA de CV 12.50% 2012                                                                                       820           961
NMHG Holding Co. 10.00% 2009                                                                                  1,250         1,388
Kansas City Southern Railway Co. 9.50% 2008                                                                     135           154
Kansas City Southern Railway Co. 7.50% 2009                                                                     865           913
K&F Acquisition, Inc. 7.75% 2014 (3)                                                                          1,000         1,038
KinderCare Learning Centers, Inc., Series B, 9.50% 2009                                                         940           948
ACIH Inc. 0%/11.50% 2012 (2),(3)                                                                              1,000           728
Synagro Technologies, Inc. 9.50% 2009                                                                           500           548
Goodman Global Holdings 5.76% 2012 (1),(3)                                                                      500           510
Argo-Tech Corp. 9.25% 2011                                                                                      175           193
                                                                                                                           58,051

UTILITIES -- 6.04%
Edison Mission Energy 10.00% 2008                                                                             1,750         2,017
Mission Energy Holding Co. 13.50% 2008                                                                        2,100         2,630
Edison Mission Energy 7.73% 2009                                                                              4,325         4,671
Edison Mission Energy 9.875% 2011                                                                             3,200         3,808
Midwest Generation, LLC and Midwest Finance Corp. 8.75% 2034                                                  2,200         2,508
AES Corp. 9.50% 2009                                                                                          1,646         1,881
AES Corp. 9.375% 2010                                                                                           347           405
AES Corp. 8.75% 2013 (3)                                                                                      6,600         7,532
AES Gener SA 7.50% 2014 (3)                                                                                   1,750         1,846
Dynegy Holdings Inc. 9.875% 2010 (3)                                                                          2,000         2,245
Dynegy Holdings Inc. 10.125% 2013 (3)                                                                         4,025         4,629
Nevada Power Co., Series A, 8.25% 2011                                                                          150           173
Nevada Power Co., General and Refunding Mortgage Notes, Series G, 9.00% 2013                                  3,675         4,318


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

UTILITIES (continued)
Sierra Pacific Resources 8.625% 2014                                                                           $875     $     993
Nevada Power Co. 5.875% 2015 (3)                                                                                275           278
Drax Group Ltd., Class A-1, 7.418% 2015 (1),(3)                                                          (pound)404           779
Drax Group Ltd., Class A-2, unit 8.918% 2015 (1),(3),(8)                                                        464         2,267
Drax Group Ltd., Class B, 6.918% 2025 (1),(3)                                                                   341           702
PSEG Energy Holdings Inc. 8.625% 2008                                                                        $2,880         3,175
Texas Genco LLC and Texas Genco Fncg. Corp. 6.875% 2014 (3)                                                   2,775         2,883
NRG Energy, Inc. 8.00% 2013 (3)                                                                               1,000         1,095
Electricidad de Caracas Finance BV 10.25% 2014 (3)                                                              735           772
                                                                                                                           51,607

CONSUMER STAPLES -- 5.49%
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B, 9.50% 2010                        1,250         1,387
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B, 10.75% 2011                       1,750         1,977
Burns Philp Capital Pty Ltd., Series B, 9.75% 2012                                                            5,335         5,895
Ahold Finance U.S.A., Inc. 6.25% 2009                                                                         2,350         2,456
Ahold Finance U.S.A., Inc. 8.25% 2010                                                                         2,790         3,174
Ahold Finance U.S.A., Inc. 6.50% 2017                                                                    (pound)100           191
Ahold Lease Pass Through Trust, Series 2001-A-1, 7.82% 2020 (7)                                             $   236           257
Ahold Lease Pass Through Trust, Series 2001-A-2, 8.62% 2025 (7)                                                 550           603
Fage Dairy Industry SA 9.00% 2007                                                                             6,000         6,060
Jean Coutu Group (PJC) Inc. 7.625% 2012 (3)                                                                     125           133
Jean Coutu Group (PJC) Inc. 8.50% 2014 (3)                                                                    5,075         5,227
Rite Aid Corp. 6.875% 2013                                                                                    3,375         3,054
Rite Aid Corp. 9.25% 2013                                                                                       375           381
Gold Kist Inc. 10.25% 2014                                                                                    1,982         2,329
Pathmark Stores, Inc. 8.75% 2012                                                                              2,200         2,112
WH Holdings (Cayman Islands) Ltd. and WH Capital Corp. 9.50% 2011                                             1,875         2,072
Duane Reade Inc. 7.01% 2010 (1),(3)                                                                           2,000         2,040
Delhaize America, Inc. 8.125% 2011                                                                            1,480         1,733
Constellation Brands, Inc. 8.125% 2012                                                                        1,375         1,500
Stater Bros. Holdings Inc. 5.99% 2010 (1)                                                                     1,100         1,136
Stater Bros. Holdings Inc. 8.125% 2012                                                                          250           266
Petro Stopping Centers, LP and Petro Financial Corp. 9.00% 2012                                               1,125         1,195
Winn-Dixie Stores, Inc. 8.875% 2008                                                                           1,050           997
Dole Food Co., Inc. 8.875% 2011                                                                                 500           546
Great Atlantic & Pacific Tea Co., Inc. 9.125% 2011                                                              200           188
                                                                                                                           46,909

INFORMATION TECHNOLOGY -- 4.95%
Solectron Corp., Series B, 7.375% 2006                                                                          125           130
Solectron Corp. 9.625% 2009                                                                                   6,385         7,055
Sanmina-SCI Corp. 10.375% 2010                                                                                5,750         6,627
Xerox Corp. 7.125% 2010                                                                                       3,575         3,879
Xerox Corp. 7.625% 2013                                                                                       1,000         1,103
Electronic Data Systems Corp. 7.125% 2009                                                                     1,650         1,819
Electronic Data Systems Corp., Series B, 6.50% 2013 (1)                                                       2,470         2,612
Nortel Networks Ltd. 6.125% 2006                                                                              2,975         3,042
Viasystems, Inc. 10.50% 2011                                                                                  2,610         2,571
Motorola, Inc. 7.625% 2010                                                                                      500           581
Motorola, Inc. 8.00% 2011                                                                                       975         1,168
Motorola, Inc. 7.50% 2025                                                                                       200           234
Motorola, Inc. 5.22% 2097                                                                                       650           526
Lucent Technologies Inc. 7.25% 2006                                                                           2,000         2,100
Freescale Semiconductor, Inc. 6.875% 2011                                                                     1,700         1,832
Micron Technology, Inc. 6.50% 2005 (3)                                                                        1,810         1,800


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

INFORMATION TECHNOLOGY (continued)
MagnaChip Semiconductor, Ltd. 5.78% 2011 (1),(3)                                                            $   250     $     258
MagnaChip Semiconductor, Ltd. 6.875% 2011 (3)                                                                 1,325         1,371
Flextronics International Ltd. 9.75% 2010                                                                 (euro)875         1,304
Flextronics International Ltd. 6.50% 2013                                                                   $   200           206
Jabil Circuit, Inc. 5.875% 2010                                                                                 875           922
Amkor Technology, Inc. 9.25% 2008                                                                               425           437
Amkor Technology, Inc. 7.75% 2013                                                                               375           354
Iron Mountain Inc. 7.75% 2015                                                                                   300           306
                                                                                                                           42,237

ENERGY -- 3.07%
Port Arthur Finance Corp. 12.50% 2009 (7)                                                                       247           290
Premcor Refining Group Inc. 9.25% 2010                                                                        1,200         1,362
Premcor Refining Group Inc. 6.125% 2011                                                                       1,500         1,579
Premcor Refining Group Inc. 6.75% 2011                                                                        1,650         1,786
Premcor Refining Group Inc. 7.75% 2012                                                                        3,900         4,319
Premcor Refining Group Inc. 9.50% 2013                                                                          675           786
Premcor Refining Group Inc. 6.75% 2014                                                                        1,000         1,068
Premcor Refining Group Inc. 7.50% 2015                                                                          350           381
Petrozuata Finance, Inc., Series B, 8.22% 2017 (3),(7)                                                        3,755         3,769
Petrozuata Finance, Inc., Series B, 8.22% 2017 (7)                                                              350           351
General Maritime Corp. 10.00% 2013                                                                            2,615         3,020
Newfield Exploration Co., Series B, 7.45% 2007                                                                  250           271
Newfield Exploration Co. 7.625% 2011                                                                            500           565
Newfield Exploration Co. 8.375% 2012                                                                            250           281
Newfield Exploration Co. 6.625% 2014 (3)                                                                      1,325         1,408
Northwest Pipeline Corp. 8.125% 2010                                                                          1,375         1,528
Williams Companies, Inc. 8.125% 2012                                                                            250           290
Williams Companies, Inc. 7.875% 2021                                                                            250           280
Ultrapetrol Ltd., First Preferred Ship Mortgage Notes, 9.00% 2014 (3)                                         1,375         1,380
Teekay Shipping Corp. 8.875% 2011                                                                             1,100         1,282
Overseas Shipholding Group, Inc. 8.25% 2013                                                                     250           279
                                                                                                                           26,275

HEALTH CARE -- 2.44%
Quintiles Transnational Corp. 10.00% 2013                                                                     5,625         6,328
Pharma Services Intermediate Holding Corp. 0%/11.50% 2014 (2),(3)                                             1,300           929
Tenet Healthcare Corp. 6.375% 2011                                                                            2,975         2,774
Tenet Healthcare Corp. 7.375% 2013                                                                              875           853
Tenet Healthcare Corp. 9.875% 2014 (3)                                                                          800           876
Concentra Operating Corp. 9.50% 2010                                                                          2,375         2,696
Concentra Operating Corp. 9.125% 2012 (3)                                                                       250           284
Columbia/HCA Healthcare Corp. 6.91% 2005                                                                      1,875         1,903
Columbia/HCA Healthcare Corp. 7.00% 2007                                                                        750           788
Universal Hospital Services, Inc., Series B, 10.125% 2011                                                     1,080         1,129
Team Health, Inc. 9.00% 2012                                                                                  1,000           982
Triad Hospitals, Inc. 7.00% 2012                                                                                925           978
Elan Finance PLC and Elan Finance Corp. 7.75% 2011 (3)                                                          275           294
                                                                                                                           20,814

FINANCIALS -- 2.29%
Providian Financial Corp., Series A, 9.525% 2027 (3)                                                          3,500         3,605
Host Marriott, LP, Series E, 8.375% 2006                                                                        400           420
Host Marriott, LP, Series G, 9.25% 2007                                                                          75            84
Host Marriott, LP, Series I, 9.50% 2007                                                                         100           110
Host Marriott, LP, Series L, 7.00% 2012 (3)                                                                   1,000         1,063


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

FINANCIALS (continued)
Host Marriott, LP, Series K, 7.125% 2013                                                                     $1,125    $    1,208
Capital One Financial Corp. 8.75% 2007                                                                        2,000         2,197
iStar Financial, Inc., Series B, 4.875% 2009                                                                    500           508
iStar Financial, Inc., Series B, 5.70% 2014                                                                   1,500         1,538
TuranAlem Finance BV 7.875% 2010                                                                              1,500         1,507
Downey Financial Corp. 6.50% 2014                                                                             1,250         1,303
LaBranche & Co Inc. 9.50% 2009                                                                                1,250         1,281
Fairfax Financial Holdings Ltd. 7.75% 2012                                                                    1,225         1,256
Rouse Co. 3.625% 2009                                                                                           615           580
Rouse Co. 7.20% 2012                                                                                            195           211
Rouse Co. 5.375% 2013                                                                                           390           375
UFJ Finance Aruba AEC 6.75% 2013                                                                                625           698
Sovereign Capital Trust I 9.00% 2027                                                                            500           553
Kazkommerts International BV 8.50% 2013                                                                         500           525
Chevy Chase Bank, FSB 6.875% 2013                                                                               500           519
                                                                                                                           19,541

NON-U.S. GOVERNMENT OBLIGATIONS -- 1.24%
Brazil (Federal Republic of) 14.50% 2009                                                                        750         1,004
Brazil (Federal Republic of) Global 10.25% 2013                                                               1,750         2,069
Brazil (Federal Republic of) Global 11.00% 2040                                                                 250           297
United Mexican States Government Global 8.625% 2008                                                             500           569
United Mexican States Government Global 11.375% 2016                                                          1,015         1,501
Russian Federation 8.25% 2010                                                                                 1,000         1,112
Russian Federation 8.25% 2010 (3)                                                                               750           834
Panama (Republic of) Global 8.25% 2008                                                                          130           145
Panama (Republic of) Global 10.75% 2020                                                                         120           157
Panama (Republic of) Global 9.375% 2023                                                                       1,042         1,209
Panama (Republic of) Global 9.375% 2029                                                                         250           295
Colombia (Republic of) Global 10.75% 2013                                                                       500           600
Dominican Republic 9.04% 2013 (3)                                                                               625           520
Turkey (Republic of) 12.375% 2009                                                                               250           315
                                                                                                                           10,627

MUNICIPALS -- 0.34%
State of New Jersey, Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds,
  Series 2003, 6.125% 2024                                                                                    1,500         1,485
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement
  Asset-backed Bonds, 6.125% 2027                                                                             1,395         1,393
                                                                                                                            2,878

ASSET BACKED -- 0.34%
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A, Class FX, 10.421% 2007 (3),(7)      2,750         2,875


Total bonds & notes (cost: $624,722,000)                                                                                  663,287


                                                                                                          Shares or
Convertible securities -- 3.66%                                                                     principal amount

CONSUMER DISCRETIONARY -- 1.84%
Amazon.com, Inc. 6.875% PEACS convertible subordinated notes 2010                                   (euro)7,350,000        10,204
Gray Communications Systems, Inc., Series C, 8.00% convertible preferred 2012 (3),(6),(9)                       300         3,720
Six Flags, Inc. 7.25% PIERS convertible preferred 2009                                                       80,000         1,770
                                                                                                                           15,694

INFORMATION TECHNOLOGY -- 0.65%
Conexant Systems, Inc. 4.00% convertible subordinated notes 2007                                         $3,600,000         3,276
SCI Systems, Inc. 3.00% convertible subordinated debentures 2007                                         $2,000,000         1,940
Celestica Inc. 0% convertible debentures 2020                                                              $700,000           390
                                                                                                                            5,606

                                                                                                          Shares or  Market value
Convertible securities                                                                             principal amount         (000)

INDUSTRIALS -- 0.43%
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031 (3)                                           40,000      $  3,655


TELECOMMUNICATION SERVICES -- 0.33%
American Tower Corp. 5.00% convertible debentures 2010                                                   $2,750,000         2,778
Dobson Communications Corp., Series F, 6.00% convertible preferred (3),(6)                                      850            54
                                                                                                                            2,832

UTILITIES -- 0.23%
AES Trust VII 6.00% convertible preferred 2008                                                               40,000         1,944


FINANCIALS -- 0.18%
Providian Financial Corp. 3.25% convertible debentures 2005                                              $1,500,000         1,506


Total convertible securities (cost: $21,883,000)                                                                           31,237


Rights & warrants -- 0.01%                                                                                    Shares

TELECOMMUNICATION SERVICES -- 0.01%
American Tower Corp., warrants, expire 20083,10                                                                 250            58
XO Communications, Inc., Series A, warrants, expire 2010 (10)                                                   975             1
XO Communications, Inc., Series B, warrants, expire 2010 (10)                                                   731             0
XO Communications, Inc., Series C, warrants, expire 2010 (10)                                                   731             0
KMC Telecom Holdings, Inc., warrants, expire 2008 (3),(6),(10)                                                9,500            --
GT Group Telecom Inc., warrants, expire 2010 (3),(6),(10)                                                     4,000            --
                                                                                                                               59

INDUSTRIALS -- 0.00%
Protection One, Inc., warrants, expire 2005 (3),(6),(10)                                                      6,400             0


Total rights & warrants (cost: $483,000)                                                                                       59


Preferred stocks -- 2.94%

FINANCIALS -- 2.88%
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (undated) (1),(3)                        5,500,000         6,439
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred (undated) (1),(3)                  2,000,000         2,267
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred (undated) (1),(3)                5,114,000         5,982
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities (3)                     160,000         4,340
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred (undated) (1),(3)                            2,000,000         2,306
First Republic Capital Corp., Series A, 10.50% preferred (3),(6)                                              2,000         2,105
Fannie Mae, Series O, 0% preferred 2007 (3),(10)                                                             20,000         1,120
                                                                                                                           24,559

TELECOMMUNICATION SERVICES -- 0.06%
Dobson Communications Corp. 13.00% senior exchangeable preferred 2009 (6)                                     1,145           515


CONSUMER DISCRETIONARY -- 0.00%
Adelphia Communications Corp., Series B, 13.00% preferred 2009 (10)                                          10,000            12



                                                                                                                     Market value
Preferred stocks                                                                                             Shares         (000)

INFORMATION TECHNOLOGY -- 0.00%
ZiLOG, Inc. -- MOD III Inc., units (6)                                                                           250    $      --


Total preferred stocks (cost: $20,920,000)                                                                                 25,086


Common stocks -- 3.15%

TELECOMMUNICATION SERVICES -- 2.05%
NTELOS Inc. (3),(6),(10)                                                                                    357,036        13,050
Nextel Communications, Inc., Class A (10)                                                                   100,499         3,015
VersaTel Telecom International NV (10)                                                                      257,807           744
Dobson Communications Corp., Class A (3),(10)                                                               408,711           703
AirGate PCS, Inc. (3),(10)                                                                                      400            14
XO Communications, Inc. (10)                                                                                    487             1
                                                                                                                           17,527

INDUSTRIALS -- 0.50%
DigitalGlobe, Inc. (3),(6),(10)                                                                           3,677,578         3,678
Delta Air Lines, Inc. (3),(6),(10)                                                                           93,360           594
                                                                                                                            4,272

FINANCIALS -- 0.24%
Beverly Hills Bancorp Inc.                                                                                  206,677         2,087


CONSUMER DISCRETIONARY -- 0.21%
Clear Channel Communications, Inc.                                                                           25,506           854
Radio One, Inc., Class D, nonvoting (10)                                                                     34,000           548
Radio One, Inc., Class A (10)                                                                                17,000           274
ACME Communications, Inc. (10)                                                                               13,100            92
                                                                                                                            1,768

INFORMATION TECHNOLOGY -- 0.14%
ZiLOG, Inc. (10)                                                                                            153,000         1,224


HEALTH CARE -- 0.01%
Clarent Hospital Corp. (6),(10)                                                                              80,522            40


Total common stocks (cost: $23,125,000)                                                                                    26,918


                                                                                                   Principal amount  Market value
Short-term securities -- 10.86%                                                                                (000)         (000)

Abbott Laboratories Inc. 2.17% due 1/25/2005 (3)                                                            $10,800   $    10,784
Three Pillars Funding, LLC 2.35% due 1/18/2005 (3)                                                           10,700        10,687
First Data Corp. 2.28% due 1/19/2005                                                                          9,400         9,389
Variable Funding Capital Corp. 2.17% due 1/10/2005 (3)                                                        8,600         8,595
Federal Home Loan Bank 2.155% due 1/21/2005                                                                   8,200         8,190
3M Co. 2.14% due 1/7/2005                                                                                     8,000         7,996
NetJets Inc. 2.27% due 1/26/2005 (3)                                                                          6,900         6,889
Triple-A One Funding Corp. 2.35% due 1/20/2005 (3)                                                            6,500         6,491
General Electric Capital Corp. 2.20% due 1/3/2005                                                             6,200         6,199
Coca-Cola Co. 2.26% due 1/21/2005                                                                             5,000         4,993
Eli Lilly and Co. 2.27% due 2/1/2005 (3),(11)                                                                 4,400         4,391
CAFCO, LLC 2.27% due 1/4/2005 (3)                                                                             4,200         4,199
Caterpillar Financial Services Corp. 2.27% due 1/20/2005                                                      4,000         3,995

Total short-term securities (cost: $92,798,000)                                                                            92,798


Total investment securities (cost: $783,931,000)                                                                          839,385
Other assets less liabilities                                                                                              14,611

Net assets                                                                                                               $853,996




(1)  Coupon rate may change periodically.

(2)  Step bond; coupon rate will increase at a later date.

(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $239,678,000, which represented 28.07% of the net assets of the fund.

(4) Company not making scheduled interest payments; bankruptcy proceedings pending.

(5) Company did not make principal payment upon scheduled maturity date; reorganization pending.

(6) Valued under fair value procedures adopted by authority of the Board of Trustees.

(7) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

(8) This unit also contains 87,000 par of Drax Group Ltd., Class A-3, 9.918% 2020 and 87,000 shares of Drax Group Ltd. common stock.

(9) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

(10) Security did not produce income during the last 12 months. (11) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.






U.S. GOVERNMENT/AAA-RATED SECURITIES FUND

Investment portfolio
December 31, 2004

                                                                                                   Principal amount     Market value
Bonds & notes -- 95.05%                                                                                        (000)         (000)

MORTGAGE-BACKED OBLIGATIONS(1) -- 35.17%
Fannie Mae, Series 1998-M6, Class A-2, ACES, 6.32% 2008                                                     $   918       $   981
Fannie Mae, Series 2002-T11, Class A, 4.769% 2012                                                             1,725         1,776
Fannie Mae 6.00% 2013                                                                                         1,437         1,509
Fannie Mae 6.00% 2013                                                                                           417           438
Fannie Mae 6.00% 2015                                                                                         1,502         1,578
Fannie Mae 12.00% 2015                                                                                          150           173
Fannie Mae 6.00% 2016                                                                                           601           631
Fannie Mae 6.00% 2016                                                                                           254           266
Fannie Mae 5.50% 2017                                                                                         4,655         4,822
Fannie Mae 6.00% 2017                                                                                           409           429
Fannie Mae 6.00% 2017                                                                                           330           346
Fannie Mae 6.00% 2017                                                                                           289           303
Fannie Mae 9.00% 2018                                                                                            48            53
Fannie Mae 10.00% 2018                                                                                          240           272
Fannie Mae, Series 2001-4, Class GB, 10.179% 2018 (2)                                                           708           810
Fannie Mae 8.00% 2024                                                                                           541           585
Fannie Mae, Series 2001-4, Class GA, 10.239% 2025 (2)                                                           302           345
Fannie Mae, Series 2001-4, Class NA, 11.82% 2025 (2)                                                            892         1,034
Fannie Mae, Series 1997-M6, Class ZA, 6.85% 2026 (3)                                                          8,862         9,666
Fannie Mae 7.00% 2026                                                                                           247           263
Fannie Mae 8.50% 2027                                                                                           171           188
Fannie Mae 8.50% 2027                                                                                           122           135
Fannie Mae 7.00% 2028                                                                                           253           269
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028                                                             1,476         1,587
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029                                                               980         1,054
Fannie Mae 7.50% 2029                                                                                            85            92
Fannie Mae 7.50% 2029                                                                                            85            91
Fannie Mae 6.50% 2031                                                                                           346           363
Fannie Mae 6.50% 2031                                                                                           265           278
Fannie Mae 6.50% 2031                                                                                           253           265
Fannie Mae 6.50% 2031                                                                                           193           203
Fannie Mae 6.50% 2031                                                                                           172           180
Fannie Mae 6.50% 2031                                                                                           170           179
Fannie Mae 6.50% 2031                                                                                           107           112
Fannie Mae 7.00% 2031                                                                                           255           271
Fannie Mae 7.50% 2031                                                                                           557           597
Fannie Mae 7.50% 2031                                                                                           163           174
Fannie Mae 7.50% 2031                                                                                            91            97
Fannie Mae 7.50% 2031                                                                                            30            32
Fannie Mae, Series 2001-20, Class C, 12.018% 2031 (2)                                                           627           738


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

MORTGAGE-BACKED OBLIGATIONS1 (continued)
Fannie Mae 6.50% 2032                                                                                      $  1,023      $  1,074
Fannie Mae 6.50% 2032                                                                                           892           936
Fannie Mae 6.50% 2032                                                                                           803           842
Fannie Mae 7.00% 2032                                                                                           879           933
Fannie Mae 7.00% 2032                                                                                           142           151
Fannie Mae 4.201% 2033 (2)                                                                                    4,989         5,025
Fannie Mae 6.00% 2035                                                                                        36,110        37,323
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 2039                                                             1,025         1,098
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041                                                              1,037         1,106
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041                                                            1,048         1,106
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042                                                                193           206
Government National Mortgage Assn. 9.50% 2009                                                                   431           463
Government National Mortgage Assn. 6.00% 2013                                                                   948         1,003
Government National Mortgage Assn. 6.00% 2014                                                                   884           933
Government National Mortgage Assn. 6.00% 2016                                                                   634           669
Government National Mortgage Assn., Series 2004-84, Class A, 3.624% 2017                                        991           986
Government National Mortgage Assn. 5.50% 2017                                                                   561           586
Government National Mortgage Assn. 8.00% 2017                                                                   158           171
Government National Mortgage Assn., Series 2002-28, Class A, 4.776% 2018                                        828           849
Government National Mortgage Assn. 9.50% 2020                                                                   251           281
Government National Mortgage Assn. 8.50% 2021                                                                   206           227
Government National Mortgage Assn. 7.50% 2022                                                                    65            70
Government National Mortgage Assn. 7.50% 2022                                                                    30            32
Government National Mortgage Assn. 8.50% 2022                                                                   133           146
Government National Mortgage Assn. 8.50% 2022                                                                    54            59
Government National Mortgage Assn. 8.50% 2022                                                                    52            57
Government National Mortgage Assn. 8.50% 2022                                                                    15            17
Government National Mortgage Assn. 7.00% 2023                                                                   451           482
Government National Mortgage Assn. 7.50% 2023                                                                    36            39
Government National Mortgage Assn. 8.00% 2023                                                                   494           537
Government National Mortgage Assn. 8.00% 2023                                                                   166           181
Government National Mortgage Assn. 8.50% 2023                                                                   210           230
Government National Mortgage Assn. 7.00% 2024                                                                   223           238
Government National Mortgage Assn. 7.00% 2024                                                                   210           225
Government National Mortgage Assn. 7.50% 2024                                                                   113           122
Government National Mortgage Assn. 7.50% 2024                                                                    44            48
Government National Mortgage Assn. 7.00% 2025                                                                   776           831
Government National Mortgage Assn. 7.00% 2025                                                                   217           232
Government National Mortgage Assn. 7.00% 2026                                                                    34            36
Government National Mortgage Assn. 7.50% 2027                                                                    30            33
Government National Mortgage Assn. 8.00% 2027                                                                   111           122
Government National Mortgage Assn. 6.00% 2028                                                                 2,069         2,150
Government National Mortgage Assn. 7.00% 2028                                                                   162           173
Government National Mortgage Assn. 7.50% 2028                                                                   283           307
Government National Mortgage Assn. 7.00% 2029                                                                   133           142
Government National Mortgage Assn. 7.00% 2029                                                                   126           135
Government National Mortgage Assn. 7.50% 2029                                                                    42            45
Government National Mortgage Assn. 8.00% 2030                                                                   169           184
Government National Mortgage Assn. 8.00% 2030                                                                   153           166
Government National Mortgage Assn. 8.00% 2030                                                                    45            49
Government National Mortgage Assn. 8.00% 2030                                                                    28            31
Government National Mortgage Assn. 8.00% 2030                                                                    13            15
Government National Mortgage Assn. 8.00% 2030                                                                     1             1
Government National Mortgage Assn. 7.00% 2031                                                                   186           198
Government National Mortgage Assn. 7.00% 2031                                                                    16            17
Government National Mortgage Assn. 7.50% 2031                                                                    70            75


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

MORTGAGE-BACKED OBLIGATIONS(1) (continued)
Government National Mortgage Assn. 7.50% 2031                                                           $        52   $        57
Government National Mortgage Assn. 7.50% 2031                                                                    51            55
Government National Mortgage Assn. 7.50% 2032                                                                    52            56
Government National Mortgage Assn. 6.00% 2033 (3)                                                            13,899        14,382
Government National Mortgage Assn. 6.00% 2033                                                                 3,472         3,593
Government National Mortgage Assn. 6.50% 2034                                                                 4,325         4,475
Government National Mortgage Assn. 5.00% 2035                                                                 3,750         3,747
Freddie Mac 7.20% 2006                                                                                        1,605         1,701
Freddie Mac, Series H009, Class A-2, 1.876% 2008 (2)                                                            365           360
Freddie Mac 7.00% 2008                                                                                          156           166
Freddie Mac 8.25% 2008                                                                                          181           189
Freddie Mac 8.25% 2008                                                                                           38            39
Freddie Mac 8.25% 2009                                                                                           77            79
Freddie Mac 8.00% 2012                                                                                           68            72
Freddie Mac 6.00% 2014                                                                                          160           168
Freddie Mac 7.00% 2015                                                                                          160           170
Freddie Mac 8.00% 2017                                                                                          240           259
Freddie Mac 8.50% 2018                                                                                           33            34
Freddie Mac 11.00% 2018                                                                                         105           120
Freddie Mac, Series 1567, Class A, 2.838% 2023 (2)                                                              675           653
Freddie Mac 8.50% 2027                                                                                           71            77
Freddie Mac 6.00% 2029                                                                                          165           171
Freddie Mac 6.00% 2029                                                                                          156           162
Freddie Mac 9.00% 2030                                                                                          518           568
Freddie Mac 4.075% 2033 (2)                                                                                     417           418
Freddie Mac 6.00% 2033                                                                                        9,000         9,303
Freddie Mac 6.00% 2034                                                                                        3,000         3,101
Morgan Stanley Capital I, Inc., Series 2003-KIDS, Class A, 3.078% 2016 (2),(4)                                1,670         1,678
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-1, 6.01% 2030                                          413           418
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030                                        6,480         6,979
CS First Boston Mortgage Securities Corp., Series 2003-AR12, Class II-A-2, 4.334% 2033 (2)                    1,102         1,111
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033                              696           724
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-2, 5.935% 2034                            1,750         1,787
CS First Boston Mortgage Securities Corp., Series 2004-3, Class IV-A-1, 6.00% 2034                            1,115         1,146
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-2, 6.103% 2036                            1,495         1,589
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-1, 4.637% 2037                           1,851         1,878
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1A, 6.26% 2040                               433           440
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033 (2)                    1,166         1,147
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033 (2)                       1,223         1,211
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1, 4.362% 2033 (2)                    2,008         2,009
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR1, Class A-6, 4.506% 2033 (2)                      369           370
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR1, Class A, 4.229% 2034 (2)                        864           857
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030                              3,250         3,515
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032                             1,107         1,191
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-1, 7.656% 2032                               590           592
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036                               2,900         3,220
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-1, 3.812% 2041                                 991           990
Banc of America Commercial Mortgage Inc., Series 2002-2, Class A-1, 3.366% 2043                               1,002         1,000
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.551% 2027 (2),(4)                              1,034         1,102
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.748% 2027 (2),(4)                              1,520         1,591
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.892% 2028 (2),(4)                                811           856
Structured Asset Securities Corp., Series 2003-17A, Class 3-A1, 4.01% 2033 (2)                                  621           616
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-1, 6.341% 2033 (4)                          631           664
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035                            3,050         3,361
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A-1, 4.326% 2034                1,298         1,300
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-1, 3.175% 2037            1,202         1,202


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

MORTGAGE-BACKED OBLIGATIONS(1) (continued)
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039            $  1,416    $    1,406
Bear Stearns ARM Trust, Series 2003-3, Class II-A-2, 4.139% 2033 (2)                                          1,146         1,138
Bear Stearns ARM Trust, Series 2003-9, Class III-A-3, 4.427% 2034 (2)                                           730           725
Bear Stearns ARM Trust, Series 2004-6, Class II-A-1, 5.179% 2034 (2)                                          1,790         1,804
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030                                         2,831         2,935
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1, Class A-3, 6.869% 2029                             1,431         1,515
GMAC Commercial Mortgage Securities, Inc., Series 1999-C1, Class A-1, 5.83% 2033                                956           981
Ocwen Residential MBS Corp., Series 1998-R1, Class AWAC, 4.997% 2040 (2),(4)                                  2,505         2,405
Bear Stearns Commercial Mortgage Securities Inc., Series 1998-C1, Class A-1, 6.34% 2030                         656           681
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-1, 6.08% 2035                     1,110         1,165
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-PWR6, Class A-1, 3.668% 2041                      500           499
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A-1, 3.787% 2041                                   2,000         2,001
Banc of America Mortgage Securities Trust, Series 2003-F, Class 1-A-1, 2.969% 2033 (2)                          962           954
Banc of America Mortgage Securities Trust, Series 2003-E, Class 2-A-2, 4.35% 2033 (2)                         1,014         1,010
DLJ Commercial Mortgage Corp., Series 1998-CF2, Class A-1B, 6.24% 2031                                        1,250         1,346
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032                                          500           543
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1, 3.492% 2033 (2)                               1,018         1,011
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.784% 2033 (2)                                     749           746
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035                           1,500         1,618
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025                                        907           953
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025                                         500           581
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034                   1,254         1,317
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class II-A-1, 4.67% 2034 (2)                            965           964
GGP Mall Properties Trust, Series 2001-GGP1, Class A-2, 5.007% 2011 (4)                                         851           872
Wells Fargo Mortgage Backed Securities Trust, Series 2003-B, Class A-1, 4.15% 2033 (2)                          547           544
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033                                     503           530
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class A-1, 5.80% 2030                                      88            88
Commercial Mortgage Acceptance Corp., Series 1998-C1, Class A-1, 6.23% 2031                                      26            26
Nationsbanc Montgomery Funding Corp., Series 1998-5, Class A-1, 6.00% 2013                                      107           107
First Nationwide Trust, Series 1999-2, Class 1PA-1, 6.50% 2029                                                   67            67
                                                                                                                          215,829

U.S. TREASURY BONDS & NOTES -- 32.78%
U.S. Treasury Obligations 1.625% 2005                                                                        15,500        15,368
U.S. Treasury Obligations 5.75% 2005                                                                         20,500        21,028
U.S. Treasury Obligations 5.625% 2006                                                                         4,700         4,846
U.S. Treasury Obligations 6.875% 2006                                                                         6,850         7,212
U.S. Treasury Obligations 7.00% 2006                                                                          2,250         2,386
U.S. Treasury Obligations 3.25% 2007                                                                         28,440        28,487
U.S. Treasury Obligations 4.375% 2007                                                                         3,875         3,982
U.S. Treasury Obligations 6.25% 2007                                                                          1,400         1,490
U.S. Treasury Obligations 6.625% 2007                                                                         5,750         6,203
U.S. Treasury Obligations 3.625% 2008 (5)                                                                     5,021         5,472
U.S. Treasury Obligations 5.625% 2008                                                                         8,500         9,117
U.S. Treasury Obligations 3.875% 2009 (5)                                                                     3,491         3,914
U.S. Treasury Obligations 5.75% 2010                                                                         11,100        12,222
U.S. Treasury Obligations 8.875% 2017                                                                         3,690         5,227
U.S. Treasury Obligations 8.125% 2019                                                                         7,650        10,453
U.S. Treasury Obligations 8.875% 2019                                                                         5,595         8,059
U.S. Treasury Obligations Principal Strip 0% 2019                                                             8,635         4,355
U.S. Treasury Obligations 7.875% 2021                                                                         2,000         2,700
U.S. Treasury Obligations 6.875% 2025                                                                        16,625        20,924
U.S. Treasury Obligations 5.25% 2029                                                                         26,475        27,733
                                                                                                                          201,178


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

FEDERAL AGENCY OBLIGATIONS -- 13.06%
Federal Home Loan Bank 2.00% 2006                                                                            $6,745      $  6,662
Federal Home Loan Bank 2.375% 2006                                                                            6,495         6,436
Federal Home Loan Bank 3.375% 2007                                                                            2,250         2,237
Federal Home Loan Bank 3.75% 2007 (3)                                                                         9,710         9,754
Federal Home Loan Bank 4.50% 2012                                                                             2,500         2,529
Fannie Mae 4.25% 2007                                                                                         2,125         2,167
Fannie Mae 6.00% 2008 (3)                                                                                     7,000         7,523
Fannie Mae 6.25% 2029                                                                                         3,880         4,409
Fannie Mae 7.25% 2030                                                                                         4,850         6,185
Small Business Administration, Series 2001-20K, 5.34% 2021 (1)                                                1,287         1,339
Small Business Administration, Series 2001-20J, 5.76% 2021 (1)                                                  965         1,018
Small Business Administration, Series 2001-20F, 6.44% 2021 (1)                                                4,157         4,491
Small Business Administration, Series 2001-20G, 6.625% 2021 (1)                                               1,264         1,375
Small Business Administration, Series 2002-20J, 4.75% 2022 (1)                                                2,248         2,266
Small Business Administration, Series 2002-20K, 5.08% 2022 (1)                                                1,195         1,223
Small Business Administration, Series 2002-20C, 6.07% 2022 (1)                                                1,096         1,171
Small Business Administration, Series 2003-20B, 4.84% 2023 (1)                                                3,507         3,549
Freddie Mac 1.50% 2005                                                                                        2,000         1,984
Freddie Mac 1.875% 2006                                                                                         910           898
Freddie Mac 6.625% 2009                                                                                       5,500         6,145
Freddie Mac 6.75% 2031                                                                                          250           303
United States Government Guaranteed Ship Financing Obligations, Rowan Companies, Inc.
  (Title XI) 5.88% 2012 (1)                                                                                   3,070         3,267
KfW International Finance Inc. 2.50% 2005                                                                     1,250         1,245
KfW 3.25% 2007                                                                                                2,000         1,989
                                                                                                                           80,165

ASSET-BACKED OBLIGATIONS(1) -- 12.54%
WFS Financial Owner Trust, Series 2002-3, Class A-4, 3.50% 2010                                               3,250         3,264
WFS Financial Owner Trust, Series 2004-1, Class A-4, 2.81% 2011                                               3,000         2,959
World Omni Auto Receivables Trust, Series 2002-A, Class A-4, 4.05% 2009                                       6,000         6,047
CWABS, Inc., Series 2004-12, Class AF-2, 3.631% 2024                                                          1,000           998
CWABS, Inc., Series 2004-10, Class AF- 4, 4.506% 2032                                                           750           745
CWABS, Inc., Series 2004-12, Class 2-AV-2, 2.698% 2033 (2)                                                    4,000         4,002
Drive Auto Receivables Trust, Series 2003-1, Class A-3, MBIA insured, 2.41% 2007 (4)                          1,500         1,491
Drive Auto Receivables Trust, Series 2002-1, Class A-4, MBIA insured, 4.09% 2008 (4)                          1,500         1,514
Drivetime Auto Owner Trust, Series 2004-C, Class A-3, XLCA insured, 3.493% 2010 (4)                           1,000           994
Drive Auto Receivables Trust, Series 2004-A, Class A-4, MBIA insured, 4.14% 2010 (4)                          1,000         1,011
Long Beach Acceptance Auto Receivables Trust, Series 2002-A, Class A-3, FSA insured, 3.175% 2006                272           273
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-2, FSA insured, 3.04% 2008                 535           535
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-3, FSA insured, 3.402% 2009                750           750
Long Beach Acceptance Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 2.841% 2010 (2)          2,000         1,974
ComEd Transitional Funding Trust, Transitional Funding Trust Note, Series 1998, Class A-5, 5.44% 2007           237           238
ComEd Transitional Funding Trust, Transitional Funding Trust Note, Series 1998, Class A-6, 5.63% 2009         2,825         2,921
AESOP Funding II LLC, Series 2002-A, Class A-1, AMBAC insured, 3.85% 2006 (4)                                 2,950         2,962
PECO Energy Transition Trust, Series 1999-A, Class A-6, 6.05% 2009                                            2,800         2,911
Banco Itau SA, Series 2002-2, XLCA insured, 2.73% 2006 (2),(4)                                                1,600         1,592
Banco Itau SA, Series 2002, XLCA insured, 2.78% 2007 (2),(4)                                                  1,091         1,083
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89% 2009 (4)                              708           700
CPS Auto Receivables Trust, Series 2002-B, Class A-2, XLCA insured, 3.50% 2009 (4)                              419           421
CPS Auto Receivables Trust, Series 2002-C, Class A-2, XLCA insured, 3.52% 2009 (4)                              331           330
CPS Auto Receivables Trust, Series 2004-D, Class A-2, XLCA insured, 3.86% 2011 (4)                            1,100         1,106
Saxon Asset Securities Trust, Series 2002-2, Class AF-5, 5.99% 2031                                           1,965         1,986
Saxon Asset Securities Trust, Series 2004-2, Class AF-5, 4.99% 2035                                             400           408
Nordstrom Private Label Credit Card Master Note Trust, Series 2001-1, Class A, 4.82% 2010 (4)                 2,250         2,305
Citibank Credit Card Issuance Trust, Class 2003-A3, 3.10% 2010                                                2,250         2,210
PCR Auto Receivables Trust, Series 2004-1, Class A-2, XLCA insured, 3.995% 2010 (4)                           2,000         2,002


                                                                                                   Principal amount  Market value
Bonds & notes                                                                                                 (000)         (000)

ASSET-BACKED OBLIGATIONS(1) (continued)
MMCA Auto Owner Trust, Series 2002-4, Class A-4, 3.05% 2009                                                  $2,000   $     1,988
Illinois Power Special Purpose Trust, Series 1998-1, Class A-7, 5.65% 2010                                    1,835         1,941
Household Automotive Trust, Series 2001-3, Class A-4, 4.37% 2008                                              1,875         1,887
California Infrastructure and Economic Development Bank, Special Purpose Trust, SCE-1,
     Series 1997-1, Class A-6, 6.38% 2008                                                                       573           591
California Infrastructure and Economic Development Bank, Special Purpose Trust, PG&E-1,
     Series 1997-1, Class A-7, 6.42% 2008                                                                     1,086         1,120
Capital One Master Trust, Series 1998-1, Class A, 6.31% 2011                                                  1,550         1,672
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023                                       1,500         1,545
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60% 2011 (4)                               1,375         1,469
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2, 3.04% 2030 (2)                               1,250         1,264
Franklin Auto Trust, Series 2002-1, Class A-4, MBIA insured, 4.51% 2010                                       1,240         1,255
Residential Asset Mortgage Products Trust, Series 2004-RS9, Class A-I-4, AMBAC insured, 4.767% 2032           1,250         1,254
Chase Funding Trust, Series 2003-2, Class IA-3, 2.864% 2024                                                   1,235         1,232
AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-2, Class A-7, 7.57% 2027                1,104         1,103
SeaWest Securitization, LLC, Series 2003-A, Class A-2, XLCA insured, 2.84% 2009 (4)                           1,021         1,020
Wells Fargo Home Equity Trust, Series 2004-2, Class AI-5, 4.89% 2028                                          1,000         1,009
Onyx Acceptance Owner Trust, Series 2002-C, Class A-4, MBIA insured, 4.07% 2009                               1,000         1,007
AmeriCredit Automobile Receivables Trust, Series 2002-C, Class A-4, FSA insured, 3.55% 2009                   1,000         1,004
Morgan Stanley Capital I, Inc., Series 2004-OP1, Class A-2B, 2.708% 2034 (2)                                  1,000         1,001
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2-B, 2.73% 2035 (2)            1,000         1,000
GRCT Consumer Loan Trust, Series 2001-1A, Class 2BRV, 6.251% 2020 (4)                                           709           734
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured, 3.985% 2007 (4)                                    518           518
Conseco Finance Home Equity Loan Trust, Series 2000-B, Class AF-6, 7.80% 2020                                   472           481
Financial Pacific Funding II, LLC, Series 2003-A, Class A, FSA insured, 2.29% 2009 (4)                          352           349
Triad Automobile Receivables Trust, Series 2002-A, Class A-3, AMBAC insured, 2.62% 2007                         292           292
Pass-through Amortizing Credit Card Trusts, Series 2002-1, Class A-1FL, 3.16% 2012 (2),(4)                      188           188
ACLC Business Loan Receivables Trust, Series 2002-1, Class A-1, 5.408% 2022 (4)                                 125           124
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A, Class A-4, MBIA insured, 7.33% 2006 (4)                104           105
Continental Auto Receivables Owner Trust, Series 2000-B, Class A-4, MBIA insured, 6.91% 2005 (4)                 94            94
                                                                                                                           76,979

INDUSTRIALS -- 1.24%
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013 (1),(4)                         2,701         2,995
General Electric Capital Corp., Series A, 6.75% 2032                                                          1,550         1,820
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023 (1),(4)           1,625         1,689
Delta Air Lines, Inc., Series 2003-1, Class G, AMBAC insured, 2.85% 2009 (1),(2)                              1,104         1,112
                                                                                                                            7,616

UTILITIES -- 0.26%
Chilquinta Energia Finance Co. LLC, MBIA insured, 6.47% 2008 (4)                                              1,500         1,603


Total bonds & notes (cost: $570,782,000)                                                                                  583,370



                                                                                                   Principal amount  Market value
Short-term securities -- 10.91%                                                                                (000)         (000)

Triple-A One Funding Corp. 2.35% due 1/20/2005 (4)                                                           $7,000    $    6,991
Harley-Davidson Funding Corp. 2.26% due 1/27/2005 (4)                                                         7,000         6,988
PepsiCo Inc. 2.27% due 1/21/2005 (4)                                                                          6,400         6,391
FCAR Owner Trust I 2.25% due 1/6/2005                                                                         6,100         6,098
Procter & Gamble Co. 2.26% due 1/14/2005 (4)                                                                  5,000         4,996
Three Pillars Funding, LLC 2.35% due 1/18/2005 (4)                                                            5,000         4,994
Caterpillar Financial Services Corp. 2.27% due 1/20/2005                                                      5,000         4,994
Wal-Mart Stores Inc. 2.21% due 1/26/2005 (4)                                                                  5,000         4,992
CAFCO, LLC 2.33% due 1/31/2005 (4)                                                                            5,000         4,990
Coca-Cola Co. 2.26% due 1/21/2005                                                                             4,500         4,494
NetJets Inc. 2.27% due 1/26/2005 (4)                                                                          4,500         4,493
Pfizer Inc 2.01% due 1/4/2005 (4)                                                                             4,000         3,999
General Electric Capital Corp. 2.20% due 1/3/2005                                                             2,500         2,499

Total short-term securities (cost: $66,919,000)                                                                            66,919


Total investment securities (cost: $637,701,000)                                                                          650,289
Other assets less liabilities                                                                                             (36,569)

Net assets                                                                                                               $613,720




(1) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

(2)  Coupon rate may change periodically.

(3) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(4) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $86,404,000, which represented 14.08% of the net assets of the fund.

(5) Index-linked bond whose principal amount moves with a government retail price index.






CASH MANAGEMENT FUND

Investment portfolio
December 31, 2004

                                                                                                   Principal amount   Market value
Short-term securities -- 99.66%                                                                                (000)         (000)

CORPORATE SHORT-TERM NOTES -- 81.81%
SBC Communciations Inc. 2.30%-2.34% due 1/26-2/9/2005 (1)                                                  $  8,800    $    8,785
Abbott Laboratories Inc. 2.15%-2.23% due 1/18-2/1/2005 (1)                                                    7,900         7,889
Household Finance Corp. 2.26% due 1/14/2005                                                                   7,500         7,493
Park Avenue Receivables Corp. 2.28% due 1/12/2005 (1)                                                         7,300         7,295
PepsiCo Inc. 2.24% due 1/13/2005 (1)                                                                          7,300         7,294
Dexia Delaware LLC 2.37% due 2/14/2005                                                                        7,100         7,079
Sheffield Receivables Corp. 2.04% due 1/6/2005 (1)                                                            7,000         6,998
KfW International Finance Inc. 2.22% due 1/6/2005 (1)                                                         7,000         6,997
3M Co. 2.14% due 1/7/2005                                                                                     7,000         6,997
Three Pillars Funding, LLC 2.22% due 1/7/2005 (1)                                                             7,000         6,997
DuPont (E.I.) de Nemours & Co. 2.16% due 1/18/2005                                                            7,000         6,992
Ciesco LLC 2.30% due 1/20/2005                                                                                7,000         6,991
Kimberly-Clark Worldwide Inc. 2.20% due 1/25/2005 (1)                                                         7,000         6,989
Hershey Foods Corp. 2.27% due 2/11/2005 (1)                                                                   7,000         6,981
Coca-Cola Co. 2.06% due 1/10/2005                                                                             6,400         6,396
ING (U.S.) Funding LLC 2.37% due 2/22/2005                                                                    6,200         6,178
Variable Funding Capital Corp. 2.33% due 1/31/2005 (1)                                                        6,000         5,988
United Parcel Service Inc. 2.27% due 2/3-2/8/2005                                                             5,800         5,788
Caterpillar Financial Services Corp. 2.27% due 1/18/2005                                                      5,400         5,394
IBM Credit Corp. 2.26% due 2/1/2005                                                                           5,400         5,389
Bellsouth Corp. 2.22% due 1/13/2005 (1)                                                                       5,100         5,096
First Data Corp. 2.28% due 1/19/2005                                                                          5,000         4,994
Thunder Bay Funding, LLC 2.34% due 2/4/2005 (1)                                                               4,900         4,889
Gannett Co. 2.20% due 1/21/2005 (1)                                                                           4,700         4,694
Anheuser-Busch Cos. Inc. 2.30% due 2/16/2005 (1)                                                              4,700         4,686
Rabobank USA Financial Corp. 2.30% due 2/1/2005                                                               3,800         3,792
American Honda Finance Corp. 2.26% due 1/20/2005                                                              3,500         3,496
New Center Asset Trust 2.25% due 1/31/2005                                                                    2,000         1,996
                                                                                                                          170,553

FEDERAL AGENCY DISCOUNT NOTES -- 9.97%
Federal Home Loan Bank 2.18% due 1/5/2005                                                                     9,800         9,797
International Bank for Reconstruction and Development 2.08% due 1/24/2005                                     6,000         5,991
Tennessee Valley Authority 2.15% due 1/20/2005                                                                5,000         4,994
                                                                                                                           20,782

U.S. TREASURIES -- 7.88%
U.S. Treasury Bills 2.039%-2.05% due 3/3-3/10/2005                                                           16,500        16,440


                                                                                                                     Market value
                                                                                                                            (000)

Total investment securities (cost: $207,773,000)                                                                         $207,775
Other assets less liabilities                                                                                                 711

Net assets                                                                                                               $208,486




(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $91,578,000, which represented 43.93% of the net assets of the fund.



             Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of the Global Discovery Fund, the Global Growth Fund, the Global Small Capitalization Fund, the Growth Fund, the International Fund, the New World Fund, the Blue Chip Growth and Income Fund, the Growth-Income Fund, the Asset Allocation Fund, the Bond Fund, the High-Income Bond Fund, the U.S. Government/AAA-Rated Securities Fund, and the Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the "Series") as of December 31, 2004, and for the year then ended and have issued our unqualified report thereon dated February 4, 2005 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included audits of the Series' investment portfolios (the "Portfolios") as of December 31, 2004 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of the Series' management. Our responsibility is to express an opinion on these Portfolios based on our audits.

In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Series referred to above, present fairly, in all material respects, the information set forth therein.



PricewaterhouseCoopers LLP
Los Angeles, California
February 4, 2005


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.


ITEM 10 - Controls and Procedures

a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         AMERICAN FUNDS INSURANCE SERIES



By /s/ James K. Dunton
-------------------------------------------------------
James K. Dunton, Chairman and PEO

Date: March 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By    /s/ James K. Dunton
   --------------------------------------------------
         James K. Dunton, Chairman and PEO

Date: March 10, 2005



By   /s/ David A. Pritchett
   --------------------------------------------------
         David A. Pritchett, Treasurer and PFO

Date: March 10, 2005